Annual

December 31, 2002

Report

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN® TEMPLETON® INVESTMENTS

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

Thank you for investing with Franklin Templeton Variable Insurance Products Trust. We encourage our investors to maintain a long-term perspective, and remember that all securities markets move both up and down, as do fund unit prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

Please Note: Franklin Templeton Variable Insurance Products Trust (FTVIP)  currently consists of 24 separate funds,  which generally offer Class 1 and Class 2 shares. Please consult your contract prospectus for the most current  information on which funds and classes  are available in that product.

Please retain this document, including the enclosed prospectus supplements, with your current prospectus, for reference.

MASTER CL1 A02 02/03

LETTER TO CONTRACT OWNERS

Dear Contract Owners:

This annual report for Franklin Templeton Variable Insurance Products Trust covers the year ended December 31, 2002. For most investors, 2002 was a year that tested their fortitude. U.S. economic growth wavered during the year, mainly because of weakness in corporate capital spending. Amid lower earnings, sluggish capacity utilization rates, volatile capital markets and a slew of high-profile accounting scandals, U.S. companies continued to focus more on balance sheet strengthening than on making capital investments. Because many companies’ existing manufacturing plants generally were underutilized, additional plant and machinery investments became unnecessary. Lack of a clear vision into the future caused many companies to delay capital investment. In an effort to stimulate investment, the Federal Reserve Board lowered the federal funds target rate to 1.25% in November.

For most of the year, the U.S. consumer drove U.S. economic growth, in spite of a steady rise in the U.S. unemployment rate and historically high personal debt levels. American households benefited from several factors that enabled real disposable personal income growth to remain surprisingly steady throughout the year. Such factors included tax cuts, lower interest rates, real wage growth, and an enormous mortgage refinancing boom that was made even bigger by rising home  prices. With more cash in hand, consumers proved willing to spend throughout most of the year. However, household spending began to slow near year-end.

Calendar-year 2002 was a year of extreme volatility for U.S. equity markets. Investor sentiment shifted back and forth, depending on economic data and news of corporate accounting scandals, rising unemployment, geopolitical conflicts and threats of war and terrorism. The U.S. stock markets surged up and down correspondingly, ending with their third consecutive losing year, a string not recorded since the Great Depression era.

Global stock markets also retreated for the third straight year, confounded by the uncertain U.S. economy and some sluggish Asian economies (notably Japan’s), financial crises in Latin America, the threat of war and a further deflating of the technology bubble in much of Europe. Not even an improving backdrop of declining global interest rates and falling valuations could offset the negative effects. By period-end,

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there were some reasons for optimism, however, as global investors welcomed the European Central Bank’s decision to reduce rates in December. In addition, the euro appreciated to a three-year high against the U.S. dollar during the fiscal year.

For the 12 months ended December 31, 2002, the Dow Jones Industrial Average™, Standard & Poor’s 500 Composite Index (S&P 500) and Nasdaq Composite Index posted cumulative total returns of -14.98%,  -22.09% and -31.13%, respectively.1 Indicative of global markets, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index returned -15.66%.1 Emerging stock markets generally outperformed their developed country counterparts for the second consecutive year, and the MSCI Emerging Markets Free Index returned -6.00% for the same period.1

In the U.S., investors reacted to the economic uncertainty and stock market volatility by flocking to Treasury securities, and their yields, which move in the opposite direction of their prices, tumbled. As a result, 2002 was the third year in a row that Treasuries rose in value as stocks declined. Corporate bonds, particularly junk bonds, were a different story, in large part because of the corporate accounting scandals that came to light during the period. For the year ended December 31, 2002, the 10-year Treasury note posted a 14.62% return and the Credit Suisse First Boston High Yield Index returned -3.10%.2

Despite the uncertainty of some recent economic data, we believe a moderate economic recovery with low inflationary pressures is likely to unfold. It appears to us that the federal government is focusing on ways to bolster corporate growth and encourage capital spending in 2003, which could stimulate the economy. Meanwhile, the prospect of a future military conflict in Iraq remains a wild card for any economic outlook.

1. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

2. Sources: Standard & Poor’s Micropal (Lehman Brothers); CS First Boston. Please see Index Descriptions following the Fund Summaries..

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It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term retirement and investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Rupert H. Johnson, Jr.

Vice President

Franklin Templeton Variable Insurance Products Trust

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A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. Stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to fluctuate more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. By having significant investment in particular sectors from time to time, some funds carry greater risk of adverse developments in those sectors than a fund that always invests in a wider variety of sectors. The technology sector can be among the most volatile market sectors.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated (“junk”) bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political and social instability. These and other risks pertaining to specific funds, such as specialized industry or geographical sectors or use of complex securities, are discussed in the Franklin Templeton Variable Insurance Products Trust prospectus. Your investment representative can help you determine which funds may be right for you.

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IMPORTANT NOTES TO

PERFORMANCE INFORMATION

Total return of the funds is the percentage change in value of a hypothetical $10,000 investment over the indicated periods and includes reinvestment of dividends and capital gains. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states. Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

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FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Franklin Aggressive Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

During the 12 months ended December 31, 2002, weak economic data, ongoing geopolitical turmoil and concerns about corporate governance continued to plague the stock market. Primarily because of these factors, it seemed increasingly difficult to predict future earnings streams, and investor confidence eroded. Thus, all major market indexes showed declines for the period. Specifically, the Russell 3000® Growth Index, which is weighted toward large cap companies, declined 28.03% during the year under review while the Russell 2000® Growth Index of small cap companies fell 30.26%.1 We are disappointed to report that Franklin Aggressive Growth Securities Fund underperformed its primary benchmark, the Russell 3000 Growth Index. The Fund’s underperformance resulted mainly from our exposure to economically sensitive sectors and our significant weighting in smaller cap companies.

Over the past several quarters, we have been positioning the Fund to benefit from an economic recovery, investing in many sectors we considered cyclical in nature. However, after showing strong growth in the first quarter of 2002, the economy slowed dramatically in the second and third quarters. Capital spending remained low, and the resilient American consumer finally began to curtail spending. Thus, our positions in electronic technology, technology services, commercial services, health technology, consumer services and retail trade hurt Fund performance during the year. Technology stocks weakened as corporate budgets continued to shrink. Biotechnology and pharmaceutical stocks also performed poorly due to negative earnings surprises, unexpectedly poor clinical data and high-profile Food & Drug Administration setbacks. At period-end, we remained underweighted in health technology stocks relative to our primary benchmark.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Throughout the Fund’s existence, our investment philosophy has not changed. We continue our disciplined search for attractively priced growth companies in a variety of industries. We keep investing in businesses we believe should benefit from a growing economy as we still expect to see a recovery take place in the coming quarters. However, geopolitical turmoil and relatively high energy prices make predicting future economic growth difficult. In an uncertain economic environment, we think it is important to find firms with identifiable competitive advantages and strong balance sheets. We look for those with the ability to invest in future growth and gain market share. We seek companies with strong operating leverage or the ability to increase profit margins as sales grow. Lastly, in light of corporate governance issues, we focus on businesses with proven management teams and clean accounting practices.

Despite economic uncertainty and declining investor confidence, we remain optimistic about equity markets over the long term because we see reasonable valuation levels and prospects for profit recovery. We expect volatility to remain high during a recovery, especially in light of ongoing geopolitical uncertainty. However, we will continue seeking to take advantage of any volatility to buy stocks of well-positioned growth companies at what we consider attractive valuations.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Aggressive Growth

Securities Fund

12/31/02

Company Sector/Industry	% of Total Net Assets

Pfizer Inc.	2.2%
Health Technology

Tektronix Inc.	2.2%
Electronic Technology

Affiliated Computer Services Inc., A	2.2%
Technology Services

Weatherford International Ltd.	2.2%
Industrial Services

MedImmune Inc.	2.0%
Health Technology

Dell Computer Corp.	1.9%
Electronic Technology

Network Associates Inc.	1.9%
Technology Services

eBay Inc.	1.8%
Consumer Services

Caremark RX Inc.	1.8%
Health Services

L-3 Communications Holdings Inc.	1.8%
Electronic Technology

The dollar value, number of shares or

principal amount, and complete legal

titles of all portfolio holdings are listed in

the Fund’s Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Aggressive Growth Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	Since Inception (5/1/00)

Cumulative Total Return	-35.67%	-62.24%

Average Annual Total Return	-35.67%	-30.58%

Value of $10,000 Investment	$6,433	$3,776

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (5/1/00–12/31/02)

The graph compares the performance of Franklin Aggressive Growth Securities Fund – Class 1, the Standard & Poor’s 500 Index and the Russell 3000 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Aggressive Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$5.87	$7.59	$10.00

Income from investment operations:
Net investment income (loss)[a]	(.03)	(.02)	.02
Net realized and unrealized losses	(2.07)	(1.69)	(2.43)

Total from investment operations	(2.10)	(1.71)	(2.41)

Less distributions from net investment income	—	(.01)	—

Net asset value, end of year	$3.77	$5.87	$7.59

Total return[b]	(35.67)%	(22.67)%	(24.10)%
Ratios/supplemental data
Net assets, end of year (000’s)	$4,801	$8,294	$13,021
Ratios to average net assets:
Expenses	1.04%	.85%	.90%[d]
Net investment income (loss)	(.75)%	(.38)%	.35%[d]
Portfolio turnover rate	117.74%	182.27%	86.65%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 1, 2000 (effective date) to December 31, 2000.
[d]	Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001[c]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$5.86	$7.48

Income from investment operations:
Net investment loss[a]	(.05)	(.04)
Net realized and unrealized losses	(2.06)	(1.57)

Total from investment operations	(2.11)	(1.61)

Less distributions from net investment income	—	(.01)

Net asset value, end of year	$3.75	$5.86

Total return[b]	(35.73)%	(22.81)%
Ratios/supplemental data
Net assets, end of year (000’s)	$2	$2
Ratios to average net assets:
Expenses	1.29%	1.10%[d]
Net investment loss	(1.00)%	(.75)% [d]
Portfolio turnover rate	117.74%	182.27%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period February 12, 2001 (effective date) to December 31, 2001.
[d]	Annualized

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002

		SHARES	VALUE

	Common Stocks 90.0%
	Commercial Services 4.4%
[a]	Exult Inc.	13,000	$41,340
	Fair, Isaac & Co. Inc.	1,972	84,205
[a]	Lamar Advertising Co., A	2,500	84,125

			209,670

	Consumer Durables 1.1%
	Polaris Industries Inc.	900	52,740

	Consumer Services 6.6%
[a]	eBay Inc.	1,300	88,166
[a]	Entercom Communications Corp.	1,800	84,456
[a]	Entravision Communications Corp.	7,000	69,860
[a]	Univision Communications Inc., A	3,000	73,500

			315,982

	Electronic Technology 23.9%
[a]	Applied Materials Inc.	4,400	57,332
[a]	Avocent Corp.	3,300	73,326
[a]	Dell Computer Corp.	3,500	93,590
[a]	DRS Technologies Inc.	2,600	81,458
[a]	Intersil Corp.	4,000	55,760
[a]	L-3 Communications Holdings Inc.	1,900	85,329
[a]	Lam Research Corp.	5,500	59,400
[a]	Lexmark International Inc.	1,400	84,700
	Linear Technology Corp.	2,400	61,728
	Microchip Technology Inc.	2,600	63,570
[a]	Network Appliance Inc.	5,200	52,000
[a]	RF Micro Devices Inc.	8,000	58,640
	Rockwell Automation Inc.	2,700	55,917
[a]	Semtech Corp.	4,000	43,680
[a]	Tektronix Inc.	5,800	105,502
[a]	Varian Semiconductor Equipment Associates Inc.	3,400	80,787
[a]	Xicor Inc.	9,000	33,570

			1,146,289

	Finance 3.9%
	AMBAC Financial Group Inc.	900	50,616
	Charles Schwab Corp.	6,700	72,695
	Investors Financial Services Corp.	2,400	65,736

			189,047

	Health Services 2.4%
[a]	Accredo Health Inc.	800	28,200
[a]	Caremark RX Inc.	5,300	86,125

			114,325

	Health Technology 10.4%
[a]	Abgenix Inc.	5,200	38,324
	Allergan Inc.	1,400	80,668
[a]	Cubist Pharmaceuticals Inc.	6,300	51,849
[a]	IDEC Pharmaceuticals Corp.	1,900	63,023
[a]	Intermune Inc.	2,200	56,122
[a]	MedImmune Inc.	3,500	95,095

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Health Technology (cont.)
	Pfizer Inc.	3,500	$106,995
[a]	Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	500	9,445

			501,521

	Industrial Services 3.3%
[a]	Global Industries Ltd.	13,000	54,210
[a]	Weatherford International Ltd.	2,600	103,818

			158,028

	Process Industries 1.8%
	Cabot Corp.	3,200	84,928

	Producer Manufacturing 4.0%
	Borg Warner Inc.	1,100	55,462
	Lennox International Inc.	5,500	69,025
	Oshkosh Truck Corp.	200	12,300
	Superior Industries International Inc.	1,400	57,904

			194,691

	Retail Trade 7.2%
[a]	Abercrombie & Fitch Co., A	2,700	55,242
[a]	Cost Plus Inc.	2,600	74,542
[a]	Gymboree Corp.	3,600	57,096
	Home Depot Inc.	2,600	62,296
	Ross Stores Inc.	900	38,151
[a]	Tuesday Morning Corp.	900	15,390
[a]	Ultimate Electronics Inc.	4,500	45,675

			348,392

	Technology Services 19.5%
[a]	Accenture Ltd., A (Bermuda)	4,000	71,960
[a]	Affiliated Computer Services Inc., A	1,985	104,510
[a]	Borland Software Corp.	2,000	24,600
[a]	Cadence Design Systems Inc.	5,600	66,024
[a]	Cognos Inc. (Canada)	1,700	39,865
[a]	Entrust Inc.	18,000	60,480
[a]	Inforte Corp.	8,048	62,372
[a]	Mercury Interactive Corp.	1,700	50,405
[a]	Microsoft Corp.	1,600	82,720
[a]	Netiq Corp.	5,000	61,750
[a]	Network Associates Inc.	5,600	90,104
	Paychex Inc.	2,600	72,540
[a]	SPSS Inc.	600	8,394
[a]	Verity Inc.	4,300	57,581
[a]	Yahoo! Inc.	5,000	81,750

			935,055

	Transportation 1.5%
[a]	Forward Air Corp.	3,800	73,758

	Total Common Stocks (Cost $5,033,892)		4,324,426

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Preferred Stocks (Cost $5,962)
[a,b]Micro Photonix Integration Corp., pfd., C	944	$—

Total Long Term Investments (Cost $5,039,854)		4,324,426

Short Term Investments (Cost $698,651) 14.6%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	698,651	698,651

Total Investments (Cost $5,738,505) 104.6%		5,023,077
Other Assets, less Liabilities (4.6)%		(219,956)

Net Assets 100.0%		$4,803,121

[a]	Non-income producing
[b]	See Note 7 regarding restricted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$5,738,505

Value	5,023,077
Receivables:
Capital shares sold	4,213
Dividends	523

Total assets	5,027,813

Liabilities:
Payables:
Investment securities purchased	207,456
Capital shares redeemed	113
Affiliates	2,802
Professional fees	14,304
Other liabilities	17

Total liabilities	224,692

Net assets, at value	$4,803,121

Net assets consist of:
Undistributed net investment income	$—
Net unrealized depreciation	(715,428)
Accumulated net realized loss	(9,370,134)
Capital shares	14,888,683

Net assets, at value	$4,803,121

Class 1:
Net assets, at value	$4,801,462

Shares outstanding	1,272,752

Net asset value and offering price per share	$3.77

Class 2:
Net assets, at value	$1,659

Shares outstanding	442

Net asset value and offering price per share	$3.75

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$18,000

Expenses:
Management fees (Note 3)	29,589
Administrative fees (Note 3)	12,576
Distribution fees - Class 2 (Note 3)	5
Transfer agent fees	148
Custodian fees	57
Reports to shareholders	5,513
Professional fees	16,794
Trustees' fees and expenses	68
Other	262

Total expenses	65,012

Net investment loss	(47,012)

Realized and unrealized gains (losses):
Net realized loss from investments	(1,414,412)
Net unrealized depreciation on investments	(1,467,907)

Net realized and unrealized loss	(2,882,319)

Net decrease in net assets resulting from operations	$(2,929,331)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment loss	$(47,012)	$(36,818)
Net realized loss from investments	(1,414,412)	(5,674,601)
Net unrealized appreciation (depreciation) on investments	(1,467,907)	3,431,979

Net decrease in net assets resulting from operations	(2,929,331)	(2,279,440)
Distributions to shareholders from:
Net investment income:
Class 1	—	(17,313)
Class 2	—	(2)

Total distributions to shareholders	—	(17,315)
Capital share transactions: (Note 2)
Class 1	(563,955)	(2,430,035)
Class 2	—	2,587

Total capital share transactions	(563,955)	(2,427,448)
Net decrease in net assets	(3,493,286)	(4,724,203)
Net assets:
Beginning of year	8,296,407	13,020,610

End of year	$4,803,121	$8,296,407

Undistributed net investment income included in net assets:
End of year	$—	$—

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Aggressive Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 58% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001

Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	312,751	$1,490,797	1,463,471	$8,614,379
Shares issued on reinvestment of distributions	—	—	2,866	17,312
Shares redeemed	(454,102)	(2,054,752)	(1,766,643)	(11,061,726)

Net decrease	(141,351)	$(563,955)	(300,306)	$(2,430,035)

Class 2 Shares:[a]
Shares sold	—	—	442	$2,587

Net increase	—	—	442	$2,587

[a]	For the period February 12, 2001 (effective date) to December 31, 2001.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.50%	First $500 million
.40%	Over $500 million, up to and including $1 billion
.35%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $9,259,845, which may be carried over to offset future capital gains. Such losses expire was as follows.

Capital loss carryovers expiring in:
2008	$596,259
2009	7,013,264
2010	1,650,322

$9,259,845

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$—	$17,315
Long-term capital gains	—	—

	$—	$17,315

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$5,848,794

Unrealized appreciation	300,471
Unrealized depreciation	(1,126,188)

Net unrealized depreciation	$(825,717)

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Distributable earnings	$—

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $6,841,256 and $7,086,366, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $8,834 of dividend income from investment in the Sweep Money Fund.

7. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Acquisition Date	Cost	Value

944	Micro Photonix Integration Corp., pfd., C	6/23/00	$5,962	$—

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN AGGRESSIVE GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of  Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Aggressive Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Fund Goals and Primary Investments: Franklin Global Communications Securities Fund seeks both capital appreciation and current income. The Fund invests primarily in equity securities of communications companies that are primarily engaged in providing the distribution, content and equipment related to the creation, transmission or processing of information in any nation, including the U.S. and emerging markets.

The 12 months ended December 31, 2002, was a difficult time for most world equity markets largely due to the disappointing performances of many major economies. The global economic slowdown as well as heightened geopolitical tensions caused many investors to shift their funds out of stocks and into other asset classes such as bonds and real estate. During the year under review, the communications sector struggled as shown by the Nasdaq Telecommunications Index’s 54.03% decline.1 Within this difficult environment, Franklin Global Communications Securities Fund’s return, although negative, surpassed the index’s during the reporting period.

The Fund’s strong relative performance was largely due to our increased exposure to local service providers with strong balance sheets and relatively high profitability. During the year under review, we purchased several new companies that fit this profile. We initiated a position in Hellenic Telecommunications, Greece’s largest telecommunications service provider. We feel Hellenic’s management has done an excellent job avoiding the expensive acquisitions and spectrum auctions that have plagued many of its European peers. We believe the company’s strong finances should enable it to aggressively defend its market share as well as continue paying generous dividends. We maintained our positions in select US carriers that we believe offer solid franchises with attractive valuations. AllTel, BellSouth and SBC Communications, as well as our new position in Verizon, are examples of incumbent local providers that, in our view, offer potential for positive investment returns and seem well positioned for the future. These companies possess experienced management teams that appear to run their operations solidly, regardless of the economic climate. We also maintained our Telefonos de Mexico (TELMEX) position due to the company’s track record of creating shareholder value over the long term. TELMEX runs

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Top 10 Holdings

Franklin Global Communications

Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Alltel Corp.	3.4%
Major Telecommunications, US

Telefonos de Mexico SA de CV (TELMEX), L, ADR	3.3%
Major Telecommunications, Mexico

Gannet Co. Inc.	3.0%
Publishing: Newspapers, US

Telstra Corp. Ltd.	3.0%
Major Telecommunications, Australia

Microsoft Corp.	2.8%
Packaged Software, US

Knight-Ridder Inc.	2.8%
Publishing: Newspapers, US

Telefonica SA, ADR	2.7%
Major Telecommunications, Spain

Hellenic Telecommunications Organization SA (OTE)	2.6%
Major Telecommunications, Greece

General Dynamics Corp.	2.5%
Aerospace & Defense, US

Telecom Corp. of New Zealand Ltd.	2.5%
Major Telecommunications, New Zealand

The dollar value, number of shares or

principal amount, and complete legal

titles of all portfolio holdings are listed in

the Fund’s Statement of Investments.

FGC-1

one of the world’s most profitable local franchises and operates in a constructive regulatory environment.

During the past 12 months, we continued to provide our investors with broad exposure to the communications sector. We invested in several publishing companies due to their strong cash flows and valuations we found attractive. We added Dow Jones during the reporting period for its vast publishing franchise, which includes titles such as Barron’s and The Wall Street Journal. We also purchased Walt Disney due to its, in our view, solid entertainment brands and attractive relative valuation.

The U.S. and Western Europe remained the Fund’s largest investment areas. Our geographic weightings result from a fundamental, bottom-up stock selection process, rather than a top-down allotment of general industry or country trends. With this in mind, we found more U.S. companies offering a superior combination of strong fundamentals and low stock valuations.

Looking forward, we believe investing in the communications sector should reward investors who hold a long-term view. We remain committed to our philosophy of seeking outstanding investment opportunities through fundamental research and thus, think the Fund is well positioned to benefit from further advancements in global  communications.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGC-2

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Global Communications Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (1/24/89)

Cumulative Total Return	-33.28%	-50.86%	-14.36%	+43.35%

Average Annual Total Return	-33.28%	-13.25%	-1.54%	+2.62%

Value of $10,000 Investment	$6,672	$4,914	$8,564	$14,335

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin Global Communications Securities Fund – Class 1 and the Standard & Poor’s 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities  Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FGC-3

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$6.87	$12.88	$24.86	$20.45	$20.33

Income from investment operations:
Net investment income[a]	.04	.04	.11	.37	.76
Net realized and unrealized gains (losses)	(2.33)	(3.55)	(6.77)	6.91	1.41

Total from investment operations	(2.29)	(3.51)	(6.66)	7.28	2.17

Less distributions from:
Net investment income	(.05)	(.01)	(.50)	(.84)	(.83)
Net realized gains	—	(2.49)	(4.82)	(2.03)	(1.22)

Total distributions	(.05)	(2.50)	(5.32)	(2.87)	(2.05)

Net asset value, end of year	$4.53	$6.87	$12.88	$24.86	$20.45

Total return[b]	(33.28)%	(29.24)%	(32.85)%	39.42%	11.19%
Ratios/supplemental data
Net assets, end of year (000's)	$130,255	$265,055	$523,288	$987,011	$986,755
Ratios to average net assets:
Expenses	.60%	.55%	.52%	.51%	.50%
Net investment income	.83%	.46%	.54%	1.81%	3.15%
Portfolio turnover rate	97.75%	105.36%	117.99%	87.53%	33.85%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FGC-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.84	$12.86	$24.78	$21.02

Income from investment operations:
Net investment income[a]	.03	.02	.05	.26
Net realized and unrealized gains (losses)	(2.32)	(3.54)	(6.72)	6.37

Total from investment operations	(2.29)	(3.52)	(6.67)	6.63

Less distributions from:
Net investment income	(.04)	(.01)	(.43)	(.84)
Net realized gains	—	(2.49)	(4.82)	(2.03)

Total distributions	(.04)	(2.50)	(5.25)	(2.87)

Net asset value, end of year	$4.51	$6.84	$12.86	$24.78

Total return[b]	(33.52)%	(29.40)%	(32.97)%	35.17%
Ratios/supplemental data
Net assets, end of year (000's)	$1,490	$312	$499	$491
Ratios to average net assets:
Expenses	.85%	.80%	.77%	.77% [d]
Net investment income	.58%	.21%	.29%	1.24% [d]
Portfolio turnover rate	97.75%	105.36%	117.99%	87.53%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized

FGC-5

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2002

	COUNTRY	SHARES	VALUE

Common Stocks 87.9%
Advertising/Marketing Services 1.3%
Interpublic Group of Cos. Inc.	United States	119,800	$1,686,784

Aerospace & Defense 2.5%
General Dynamics Corp.	United States	40,900	3,246,233

Broadcasting 6.1%
[a]Clear Channel Communications Inc.	United States	78,600	2,930,994
Television Francaise 1	France	71,400	1,907,637
[a]Univision Communications Inc., A	United States	39,900	977,550
[a]USA Interactive	United States	94,800	2,172,816

			7,988,997

Commercial Printing/Forms 1.9%
R.R. Donnelley & Sons Co.	United States	111,900	2,436,063

Computer Communications .4%
[a]3Com Corp.	United States	116,600	539,858

Computer Processing Hardware 1.9%
[a]Apple Computer Inc.	United States	177,900	2,549,307

Data Processing Services 3.4%
[a]Convergys Corp.	United States	143,200	2,169,480
First Data Corp.	United States	66,400	2,351,224

			4,520,704

Electronic Equipment/Instruments 2.6%
Scientific-Atlanta Inc.	United States	44,800	531,328
[a]Tektronix Inc.	United States	156,900	2,854,011

			3,385,339

Electronics/Appliance Stores .2%
RadioShack Corp.	United States	13,900	260,486

Financial Publishing/Services 4.0%
[a]Dun & Bradstreet Corp.	United States	76,400	2,635,036
The McGraw-Hill Cos. Inc.	United States	29,500	1,782,980
Reuters Group PLC, ADR	United Kingdom	53,100	913,320

			5,331,336

Information Technology Services 2.2%
International Business Machines Corp.	United States	37,150	2,879,125

Internet Software/Services .8%
[a]Check Point Software Technologies Ltd.	Israel	81,600	1,058,352

Major Telecommunications 27.7%
[a]Alaska Communications Systems Holdings Inc.	United States	180,800	332,672
Alltel Corp.	United States	87,700	4,472,700
AT&T Corp.	United States	48,300	1,261,113
BellSouth Corp.	United States	106,200	2,747,394
[a]Broadwing Inc.	United States	161,100	567,072
Cable & Wireless PLC	United Kingdom	921,000	663,513
Hellenic Telecommunications Organization SA	Greece	307,500	3,388,234
Portugal Telecom SGPS SA, ADR	Portugal	415,104	2,835,160
SBC Communications Inc.	United States	100,900	2,735,399
Telecom Corp. of New Zealand Ltd.	New Zealand	1,379,947	3,269,674

FGC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Major Telecommunications (cont.)
Telefonica SA, ADR	Spain	131,414	$3,491,670
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	135,900	4,346,082
Telstra Corp. Ltd.	Australia	1,579,007	3,921,110
Verizon Communications Inc.	United States	60,700	2,352,125
Videsh Sanchar Nigam Ltd.	India	69,244	142,243

			36,526,161

Media Conglomerates 1.8%
The Walt Disney Co.	United States	146,000	2,381,260

Miscellaneous Commercial Services .1%
[a]Metro One Telecommunications Inc.	United States	28,000	180,600

Packaged Software 4.0%
Autodesk Inc.	United States	116,000	1,658,800
[a]Microsoft Corp.	United States	70,900	3,665,530

			5,324,330

Publishing: Newspapers 9.2%
Dow Jones & Co. Inc.	United States	49,900	2,157,177
Gannett Co. Inc.	United States	55,000	3,949,000
Knight-Ridder Inc.	United States	57,600	3,643,200
The New York Times Co., A	United States	51,000	2,332,230

			12,081,607

Semiconductors 2.5%
[a]Integrated Device Technology Inc.	United States	30,200	252,774
[a]Intersil Corp.	United States	68,700	957,678
[a]Micrel Inc.	United States	122,900	1,103,642
[a]Semtech Corp.	United States	94,100	1,027,572

			3,341,666

Specialty Telecommunications 2.1%
CenturyTel Inc.	United States	73,700	2,165,306
Mahanagar Telephone Nigam Ltd.	India	328,300	649,411

			2,814,717

Telecommunications Equipment 4.9%
Alcatel SA	France	255,200	1,119,427
[a]Comverse Technology Inc.	United States	39,800	398,796
Motorola Inc.	United States	177,700	1,537,105
[a]Polycom Inc.	United States	216,000	2,056,320
[a]Powerwave Technologies Inc.	United States	239,800	1,294,920

			6,406,568

Wireless Communications 8.3%
[a]AT&T Wireless Services Inc.	United States	447,943	2,530,878
[a]Europolitan Holdings AB	Sweden	587,800	2,765,864
SK Telecom Co. Ltd., ADR	South Korea	101,400	2,164,890
Smartone Telecommunications Holdings Ltd.	Hong Kong	1,031,000	1,150,205
Vodafone Group PLC, ADR	United Kingdom	125,400	2,272,247

			10,884,084

Total Common Stocks (Cost $140,869,733)			115,823,577

FGC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT	VALUE

Repurchase Agreement (Cost $16,230,419) 12.3%
[b]Joint Repurchase Agreement, 1.144%, 1/02/03, (Maturity Value $16,231,451)	United States	$16,230,419	$16,230,419
ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,502,004)
Banc of America Securities LLC (Maturity Value $1,502,004)
Barclays Capital Inc. (Maturity Value $1,502,004)
Bear, Stearns & Co. Inc. (Maturity Value $1,502,004)
BNP Paribas Securities Corp. (Maturity Value $1,211,411)
Deutsche Bank Securities Inc. (Maturity Value $1,502,004)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,502,004)
Goldman, Sachs & Co. (Maturity Value $1,502,004)
Lehman Brothers Inc. (Maturity Value $1,502,004)
Morgan Stanley & Co. Inc. (Maturity Value $1,502,004)
UBS Warburg LLC (Maturity Value $1,502,004)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $157,100,152) 100.2%			132,053,996
Other Assets, less Liabilities (.2)%			(308,739)

Net Assets 100.0%			$131,745,257

[a]	Non-income producing
[b]	See Note 1(c) regarding joint repurchase agreement.

FGC-8

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$140,869,733

Value	115,823,577
Repurchase agreements, at value and cost	16,230,419
Receivables:
Investment securities sold	302,972
Capital shares sold	6,865
Dividends and interest	116,734

Total assets	132,480,567

Liabilities:
Payables:
Investment securities purchased	523,587
Capital shares redeemed	123,853
Affiliates	69,039
Other liabilities	18,831

Total liabilities	735,310

Net assets, at value	$131,745,257

Net assets consist of:
Undistributed net investment income	$1,267,035
Net unrealized depreciation	(25,046,156)
Accumulated net realized loss	(266,464,849)
Capital shares	421,989,227

Net assets, at value	$131,745,257

Class 1:
Net assets, at value	$130,255,117

Shares outstanding	28,722,798

Net asset value and offering price per share	$4.53

Class 2:
Net assets, at value	$1,490,140

Shares outstanding	330,413

Net asset value and offering price per share	$4.51

FGC-9

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$2,122,272
Interest	391,609

Total investment income	2,513,881

Expenses:
Management fees (Note 3)	1,002,084
Distribution fees - Class 2 (Note 3)	1,701
Transfer agent fees	2,607
Custodian fees	4,077
Reports to shareholders	41,813
Professional fees	810
Trustees' fees and expenses	1,927
Other	2,257

Total expenses	1,057,276

Net investment income	1,456,605

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(89,249,174)
Foreign currency transactions	(161,212)

Net realized loss	(89,410,386)
Net unrealized appreciation on investments	6,275,419

Net realized and unrealized loss	(83,134,967)

Net decrease in net assets resulting from operations	$(81,678,362)

FGC-10

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$1,456,605	$1,686,748
Net realized loss from investments and foreign currency transactions	(89,410,386)	(142,646,006)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,275,419	3,509,969

Net decrease in net assets resulting from operations	(81,678,362)	(137,449,289)
Distributions to shareholders from:
Net investment income:
Class 1	(1,655,159)	(284,737)
Class 2	(4,896)	(247)
Net realized gains:
Class 1	—	(86,469,749)
Class 2	—	(74,871)

Total distributions to shareholders	(1,660,055)	(86,829,604)
Capital share transactions: (Note 2)
Class 1	(51,646,759)	(34,177,686)
Class 2	1,363,628	36,233

Total capital share transactions	(50,283,131)	(34,141,453)
Net decrease in net assets	(133,621,548)	(258,420,346)
Net assets:
Beginning of year	265,366,805	523,787,151

End of year	$131,745,257	$265,366,805

Undistributed net investment income included in net assets:
End of year	$1,267,035	$1,658,752

FGC-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Global Communications Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 91% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counter parties to fulfill their obligations under the contracts.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	307,366	$1,672,275	367,334	$3,445,872
Shares issued in reinvestment of distributions	320,767	1,655,159	11,340,455	86,754,486
Shares redeemed	(10,514,281)	(54,974,193)	(13,717,775)	(124,378,044)

Net decrease	(9,886,148)	$(51,646,759)	(2,009,986)	$(34,177,686)

Class 2 Shares:
Shares sold	308,075	$1,482,602	102,790	$1,306,840
Shares issued in reinvestment of distributions	953	4,896	9,845	75,118
Shares redeemed	(24,284)	(123,870)	(105,801)	(1,345,725)

Net increase	284,744	$1,363,628	6,834	$36,233

FGC-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund, as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	over $100 million, up to and including $250 million
.45%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $265,794,117, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$ 156,814,955
2010	108,979,162

$ 265,794,117

At December 31, 2002, the Fund has deferred currency losses occurring subsequent to October 31, 2002 of $31,830. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

FGC-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$1,660,055	$ 285,840
Long-term capital gain	—	86,543,764

	$1,660,055	$86,829,604

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$157,739,054

Unrealized appreciation	$ 3,392,440
Unrealized depreciation	(29,077,498)

Net unrealized depreciation	$ (25,685,058)

Undistributed ordinary income	$ 1,267,036
Undistributed long-term capital gains	—

Distributable earnings	$ 1,267,036

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $155,010,676 and $184,302,233, respectively.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Global Communications Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 86.81% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FGC-17

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Fund Goals and Primary Investments: Franklin Growth and Income Securities Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in common stocks offering above-market current dividend yields.

The 12 months ended December 31, 2002, was an extraordinary time of geopolitical upheaval and economic flux. The U.S. economy managed to pull away from recession with a tentative and uneven economic recovery, troubled by rising unemployment, corporate scandals, threat of war in Iraq and a sliding U.S. dollar. Many corporations reduced earnings estimates and warned of possible tough times ahead as profit margins dwindled. Also, many companies reduced capital spending, revamped operations to run leaner and worked down inventories. Although investors seemed to gain confidence in the spring and fall months, the year ended with the third consecutive annual decline for all major stock indexes — an event that has not occurred since the 1930s. Value and growth stocks converged as the market sell-off widened in scope, causing both types to turn in poor results.

Although the Fund experienced negative results for the 12-month period under review, our investment strategy generated returns that compared favorably with many major stock market indexes and reflected market trends for larger-capitalization value stocks. For the year ended December 31, 2002, the Fund’s benchmark, the Russell 3000® Value Index, fell 15.18% while the Lipper VIP Equity Income Funds Average declined 16.76%.1

Our investment strategy remains focused on stocks of high quality, well-established companies that pay above-average dividends. This discipline typically provides a cushion against market volatility through current income and capital appreciation potential. Dividends have historically been a significant contributor to the long-term investment returns of larger capitalization stocks. Moreover, dividend income generally becomes a larger factor in challenging stock markets or low inflation environments because it provides an up-front return to investors, as well as some protection against market fluctuations. This has been especially evident during the current bear market as dividend-paying stocks have outperformed non-dividend payers by a cumulative 53% for the three years ended December 31, 2002.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Ned Davis Research.

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Consumer-related stocks were among the Fund’s most rewarding investments for the year on absolute and relative bases. In its effort to reinvigorate the economy, the Federal Reserve Board lowered interest rates half a percentage point in November 2002. Very low interest rates fueled strong automobile sales and set off a huge wave of mortgage refinancing, putting more cash into consumers’ hands. We took advantage of the strength in many consumer-related investments such as Procter & Gamble and Newell Rubbermaid by realizing gains and using the sale proceeds to buy what we believed to be more attractively valued securities. We also took advantage of many real estate investment trusts’ (REITs’) strong performances earlier in the year to reduce our holdings as price targets were met. For example, we realized profits among our REIT investments in Equity Office Properties, Equity Residential Properties and Glenborough Realty Trust.

Some of the Fund’s disappointing investments included selected health care and utility stocks. For example, the Fund’s stake in pharmaceutical company Bristol-Myers Squibb did not meet expectations as the company suffered a series of setbacks including a poor investment in ImClone Systems, disappointing trial results for a new drug, and unexpected inventory-related accounting issues. We realized a loss on our investment and moved the proceeds into pharmaceutical leaders we believe are more promising, such as Merck, Pfizer, Wyeth and Abbott Laboratories. A combination of what we see as attractive valuations, less patent risk and the potential for a favorable Medicare prescription drug reform bill in 2003 could result in strong relative performance for major pharmaceutical stocks. As a result, we added to our related investments on weakness and maintained an overweighted position compared with the benchmark index. Our utility stocks, including investments in Texas Utilities, CMS Energy and Sierra Pacific Resources, also fared poorly. Each of these companies suffered the ill effects of industry deregulation and were forced to reduce dividends during 2002.

Finance remained the Fund’s largest sector weighting at year-end. However, our allocation has stayed substantially below our benchmark’s for the past few years mainly due to credit cycle concerns. Our investments yielded mixed results in 2002, but we experienced strong relative performance among our depressed bank and insurance stocks such as Fleet Boston, JP Morgan Chase, Citigroup, St. Paul Companies and Aegon toward year-end. Likewise, our telecommunications investments experienced weak results through much of the year but

Top 10 Holdings

Franklin Growth and

Income Securities Fund

12/31/02

Company Sector/Industry	% of Total Net Assets

SBC Communications Inc.	2.6%
Communications

ChevronTexaco Corp.	2.6%
Energy Minerals

Washington Mutual Inc.	2.3%
Finance

Verizon Communications Inc.	2.3%
Communications

BP PLC, ADR (U.K.)	2.2%
Energy Minerals

Fannie Mae	1.9%
Finance

Dow Chemical Co.	1.9%
Process Industries

Shell Transport & Trading Co. PLC, ADR (UK)	1.8%
Energy Minerals

General Electric Co.	1.8%
Producer Manufacturing

E.I. du Pont de Nemours and Co.	1.8%
Process Industries

The dollar value, number of shares or

principal amount, and complete legal

titles of all portfolio holdings are listed

in the Fund’s Statement of Investments.

FGI-2

finished with strong performance during the final quarter. We believe the industry is approaching the final stages of a protracted shakeout that began in 2000, and felt valuations for industry leaders were especially compelling at year-end. SBC Communications and Verizon Communications were among the Fund’s largest holdings on December 31, 2002, and new investments for the year included BellSouth and Alltel.

In a complete reversal from three years ago, we found many compelling investment opportunities among technology- and defense-related companies. Technology serves as the cornerstone of corporate America’s effort to improve productivity, yet many stocks, including those in the technology-laden Nasdaq Composite Index, were selling at one-quarter of their 2000 valuations. Recent investments include dividend-paying companies such as Nokia, Motorola and Hewlett Packard. We believe the country is also in the early stages of a multiyear period of increased defense budget spending. Valuations among companies such as Raytheon, Boeing and Honeywell were very attractive, in our opinion, so we initiated or added to these positions during the reporting period. We believe the financial markets have been focused wrongly on short-term problems among these companies’ non-defense businesses while largely ignoring their attractive intrinsic values.

Looking forward, we see the economy struggling past the excesses of the late 1990s’ bubble economy, which could put us in good shape for a more robust recovery in 2003. Inventories are lean again and the hard lessons of corporate accountability have been learned. We hope that in the wake of high-profile scandals and overextended stock markets we have reached a new level of corporate truth, reliability and governance. We believe corporate earnings appear to be poised for a recovery, especially if capital spending improves. However, the consumer, who shouldered much of the economic expansion’s burden, will likely contribute less to the economy in the year ahead. Additionally, any news of armed conflict will almost certainly strain the economy in the short term. The uncertainties this brings are apt to limit investor enthusiasm near-term.

The financial market’s renewed interest in dividend-paying stocks and Congress’ reported consideration to reduce or eliminate taxes on dividends in 2003 could be especially favorable for this Fund’s investment strategy. Corporations appear to be clearly taking notice as declared dividends are now increasing despite depressed reported earnings. Also encouraging is our belief that dividend growth among financially

FGI-3

strong companies could accelerate, as the payout ratios of dividends-to-earnings were low on a historical basis at year-end. This leaves plenty of room for company managements to increase dividends for their shareholders in 2003.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FGI-4

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Growth and Income Securities Fund – Class 1 Periods ended 12/31/02
	1-Year	5-Year	10-Year	Since Inception (1/24/89)

Cumulative Total Return	-15.53%	+6.96%	+124.03%	+197.05%

Average Annual Total Return	-15.53%	+1.36%	+8.40%	+8.13%

Value of $10,000 Investment	$8,447	$10,696	$22,403	$29,705

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin Growth and Income Securities Fund – Class 1 and the Russell 3000 Value Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FGI-5

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.27	$17.16	$17.78	$20.36	$21.01

Income from investment operations:
Net investment income[a]	.39	.37 [c]	.45	.57	.69
Net realized and unrealized gains (losses)	(2.58)	(.70)[c]	2.26	(.16)	.99

Total from investment operations	(2.19)	(.33)	2.71	.41	1.68

Less distributions from:
Net investment income	(.42)	(.05)	(1.17)	(.79)	(.69)
Net realized gains	(.84)	(1.51)	(2.16)	(2.20)	(1.64)

Total distributions	(1.26)	(1.56)	(3.33)	(2.99)	(2.33)

Net asset value, end of year	$11.82	$15.27	$17.16	$17.78	$20.36

Total return[b]	(15.53)%	(2.02)%	17.99%	1.10%	8.33%
Ratios/supplemental data
Net assets, end of year (000’s)	$455,680	$646,851	$810,837	$964,553	$1,318,743
Ratios to average net assets:
Expenses	.53%	.51%	.50%	.49%	.49%
Net investment income	2.85%	2.31% [c]	2.75%	2.94%	3.27%
Portfolio turnover rate	96.61%	119.78%	66.82%	39.80%	27.32%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.026)
Net realized and unrealized losses per share	.026
Ratio of net investment income to average net assets	(.17)%

 Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$15.20	$17.13	$17.73	$20.71

Income from investment operations:
Net investment income[a]	.34	.33 [c]	.40	.47
Net realized and unrealized gains (losses)	(2.54)	(.70)[c]	2.27	(.46)

Total from investment operations	(2.20)	(.37)	2.67	.01

Less distributions from:
Net investment income	(.42)	(.05)	(1.11)	(.79)
Net realized gains	(.84)	(1.51)	(2.16)	(2.20)

Total distributions	(1.26)	(1.56)	(3.27)	(2.99)

Net asset value, end of year	$11.74	$15.20	$17.13	$17.73

Total return[b]	(15.72)%	(2.28)%	17.79%	(.86)%
Ratios/supplemental data
Net assets, end of year (000’s)	$38,379	$11,789	$2,311	$789
Ratios to average net assets:
Expenses	.78%	.76%	.75%	.75% [e]
Net investment income	2.60%	2.13% [c]	2.46%	2.55% [e]
Portfolio turnover rate	96.61%	119.78%	66.82%	39.80%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.026)
Net realized and unrealized losses per share	.026
Ratio of net investment income to average net assets	(.17)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized

FGI-7

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2002

	SHARES	VALUE

Common Stocks 88.6%
Commercial Services 2.3%
The McGraw-Hill Cos. Inc.	60,500	$3,656,620
R.R. Donnelley & Sons Co.	352,800	7,680,456

		11,337,076

Communications 8.3%
Alltel Corp.	63,000	3,213,000
AT&T Corp.	133,660	3,489,863
BellSouth Corp.	233,300	6,035,471
SBC Communications Inc.	466,472	12,646,056
Verizon Communications Inc.	290,722	11,265,477
Vodafone Group PLC, ADR (United Kingdom)	253,400	4,591,608

		41,241,475

Consumer Durables 1.6%
Stanley Works	117,000	4,045,860
Whirlpool Corp.	70,000	3,655,400

		7,701,260

Consumer Non-Durables 6.9%
General Mills Inc.	112,500	5,281,875
Kimberly-Clark Corp.	167,100	7,932,237
Philip Morris Cos. Inc.	206,300	8,361,339
Sara Lee Corp.	323,400	7,279,734
UST Inc.	160,800	5,375,544

		34,230,729

Consumer Services 2.7%
Dow Jones & Co. Inc.	117,300	5,070,879
McDonald’s Corp.	237,600	3,820,608
The Walt Disney Co.	264,300	4,310,733

		13,202,220

Electronic Technology 8.2%
Boeing Co.	195,700	6,456,143
Diebold Inc.	149,600	6,166,512
Hewlett-Packard Co.	265,700	4,612,552
Motorola Inc.	682,000	5,899,300
Nokia Corp., ADR (Finland)	202,000	3,131,000
Raytheon Co.	256,800	7,896,600
Rockwell Automation Inc.	307,400	6,366,254

		40,528,361

Energy Minerals 8.2%
BP PLC, ADR (United Kingdom)	264,400	10,747,860
ChevronTexaco Corp.	189,758	12,615,112
Exxon Mobil Corp.	228,444	7,981,833
Shell Transport & Trading Co. PLC, ADR (United Kingdom)	234,300	9,118,956

		40,463,761

Finance 21.5%
Aegon NV, ADR (Netherlands)	358,800	4,603,404
Arthur J. Gallagher & Co.	234,200	6,880,796
Bank of America Corp.	88,000	6,122,160

FGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Finance (cont.)
Bank of New York Co. Inc.	128,000	$3,066,880
CIT Group Inc.	207,800	4,072,880
Citigroup Inc.	189,800	6,679,062
Fannie Mae	144,200	9,276,386
Fleet Boston Financial Corp.	257,300	6,252,390
GATX Corp.	147,200	3,359,104
Jefferson-Pilot Corp.	133,300	5,080,063
JP Morgan Chase & Co.	254,070	6,097,680
KeyCorp.	179,800	4,520,172
Morgan Stanley	117,000	4,670,640
National Commerce Financial Corp.	269,700	6,432,345
St. Paul Cos. Inc.	178,800	6,088,140
U.S. Bancorp	350,000	7,427,000
Washington Mutual Inc.	331,300	11,439,789
Wells Fargo & Co.	87,000	4,077,690

		106,146,581

Health Technology 6.7%
Abbott Laboratories	162,600	6,504,000
Merck & Co. Inc.	90,400	5,117,544
Pall Corp.	255,600	4,263,408
Pfizer Inc.	225,600	6,896,592
Schering-Plough Corp.	122,000	2,708,400
Wyeth	210,700	7,880,180

		33,370,124

Process Industries 4.5%
Dow Chemical Co.	311,300	9,245,610
E.I. du Pont de Nemours and Co.	206,100	8,738,640
RPM International Inc.	280,500	4,286,040

		22,270,290

Producer Manufacturing 8.3%
Delphi Corp.	617,400	4,970,070
Dover Corp.	127,800	3,726,648
Emerson Electric Co.	99,100	5,039,235
General Electric Co.	363,500	8,851,225
Honeywell International Inc.	308,700	7,408,800
Pitney Bowes Inc.	223,200	7,289,712
United Technologies Corp.	59,900	3,710,206

		40,995,896

Real Estate 1.0%
Apartment Investment & Management Co., A	67,500	2,529,900
Vornado Realty Trust	70,000	2,604,000

		5,133,900

Retail Trade 2.1%
Albertson’s Inc.	185,400	4,127,004
Home Depot Inc.	121,500	2,911,140
May Department Stores Co.	151,900	3,490,662

		10,528,806

FGI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Technology Services 1.6%
Automatic Data Processing Inc.	130,500	$5,122,125
Electronic Data Systems Corp.	139,600	2,572,828

		7,694,953

Utilities 4.7%
CMS Energy Corp.	246,100	2,323,184
Duke Energy Corp.	259,000	5,060,860
FirstEnergy Corp.	162,000	5,341,140
Pinnacle West Capital Corp.	144,900	4,939,641
Progress Energy Inc.	124,300	5,388,405

		23,053,230

Total Common Stocks (Cost $432,981,664)		437,898,662

Convertible Preferred Stocks 6.0%
Consumer Durables .5%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	62,700	2,561,295

Finance 1.8%
MetLife Capital Trust I, 8.00%, cvt. pfd.	43,200	3,547,800
Prudential Financial Inc., 6.75%, cvt. pfd.	98,000	5,347,860

		8,895,660

Real Estate .5%
Host Marriott Corp., 6.75% cvt. pfd.	71,000	2,647,959

Retail Trade 1.0%
Toys R Us Inc., 6.25%, cvt. pfd.	146,500	4,929,725

Utilities 2.2%
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E	273,800	4,969,470
Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES	165,700	5,675,225

		10,644,695

Total Convertible Preferred Stocks (Cost $30,999,236)		29,679,334

	PRINCIPAL AMOUNT
Convertible Bonds 2.7%
Distribution Services .9%
Amerisource Health Corp., cvt., 5.00%, 12/01/07	$3,350,000	4,288,000

Health Technology .6%
ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08	3,600,000	2,925,000

Retail Trade 1.2%
Penney JC Co. Inc., cvt., 144A, 5.00%, 10/15/08	5,700,000	6,106,126

Total Convertible Bonds (Cost $12,287,204)		13,319,126

Total Long Term Investments (Cost $476,268,104)		480,897,122

FGI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT	VALUE

Repurchase Agreement (Cost $12,393,783) 2.5%
[a]Joint Repurchase Agreement, 1.144%, 1/02/03, (Maturity Value $12,394,571)	$12,393,783	$12,393,783
ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,146,994)
Banc of America Securities LLC (Maturity Value $1,146,994)
Barclays Capital Inc. (Maturity Value $1,146,994)
Bear, Stearns & Co. Inc. (Maturity Value $1,146,994) BNP Paribas Securities Corp. (Maturity Value $1,146,994)
Deutsche Bank Securities Inc. (Maturity Value $1,146,994)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,146,994)
Goldman, Sachs & Co. (Maturity Value $1,146,994)
Lehman Brothers Inc. (Maturity Value $1,146,994)
Morgan Stanley & Co. Inc. (Maturity Value $924,631)
UBS Warburg LLC (Maturity Value $1,146,994)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $488,661,887) 99.8%		493,290,905
Other Assets, less Liabilities .2%	.	768,858

Net Assets 100.0%		$494,059,763

[a]	See Note 1(c) regarding joint repurchase agreement.

See notes to financial statements.

FGI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$488,661,887

Value	493,290,905
Receivables:
Capital shares sold	72,103
Dividends and interest	1,225,962

Total assets	494,588,970

Liabilities:
Payables:
Capital shares redeemed	274,787
Affiliates	227,411
Other liabilities	27,009

Total liabilities	529,207

Net assets, at value	$494,059,763

Net assets consist of:
Undistributed net investment income	$16,876,313
Net unrealized appreciation	4,629,018
Accumulated net realized loss	(23,871,383)
Capital shares	496,425,815

Net assets, at value	$494,059,763

Class 1:
Net assets, at value	$455,680,290

Shares outstanding	38,535,671

Net asset value and offering price per share	$11.82

Class 2:
Net assets, at value	$38,379,473

Shares outstanding	3,268,114

Net asset value and offering price per share	$11.74

FGI-12

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$18,043,310
Interest	1,599,506

Total investment income	19,642,816

Expenses:
Management fees (Note 3)	2,863,445
Distribution fees - Class 2 (Note 3)	63,558
Transfer agent fees	8,674
Custodian fees	8,169
Reports to shareholders	156,598
Professional fees	22,499
Trustees' fees and expenses	6,202
Other	26,567

Total expenses	3,155,712

Net investment income	16,487,104

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(22,369,381)
Foreign currency transactions	(18,878)

Net realized loss	(22,388,259)
Net unrealized depreciation on investments	(93,969,652)

Net realized and unrealized loss	(116,357,911)

Net decrease in net assets resulting from operations	$(99,870,807)

FGI-13

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$16,487,104	$16,647,765
Net realized gain (loss) from investments and foreign currency transactions	(22,388,259)	37,731,780
Net unrealized depreciation on investments	(93,969,652)	(72,162,954)

Net decrease in net assets resulting from operations	(99,870,807)	(17,783,409)
Distributions to shareholders from:
Net investment income:
Class 1	(17,112,240)	(2,210,457)
Class 2	(789,171)	(15,510)
Net realized gains:
Class 1	(34,010,678)	(65,292,798)
Class 2	(1,599,783)	(458,094)

Total distributions to shareholders	(53,511,872)	(67,976,859)
Capital share transactions: (Note 2)
Class 1	(45,168,545)	(78,718,268)
Class 2	33,971,092	9,970,609

Total capital share transactions	(11,197,453)	(68,747,659)
Net decrease in net assets	(164,580,132)	(154,507,927)
Net assets
Beginning of year	658,639,895	813,147,822

End of year	$494,059,763	$658,639,895

Undistributed net investment income included in net assets:
End of year	$16,876,313	$16,763,647

FGI-14

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Growth and Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 90% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counter parties to fulfill their obligations under the contracts.

FGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	545,381	$8,254,474	1,586,744	$25,733,210
Shares issued on merger (Note 6)	1,625,533	25,081,974	—	—
Shares issued in reinvestment of distributions	3,683,207	51,122,918	4,371,973	67,503,255
Shares redeemed	(9,675,660)	(129,627,911)	(10,844,202)	(171,954,733)

Net decrease	(3,821,539)	$(45,168,545)	(4,885,485)	$(78,718,268)

Class 2 Shares:
Shares sold	2,734,254	$36,986,172	2,027,589	$31,846,578
Shares issued on merger (Note 6)	429,930	6,599,428	—	—
Shares issued in reinvestment of distributions	173,113	2,388,954	30,753	473,604
Shares redeemed	(844,623)	(12,003,462)	(1,417,816)	(22,349,573)

Net increase	2,429,674	$33,971,092	640,526	$9,970,609

FGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund, as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	over $100 million, up to and including $250 million
.45%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $16,950,178 which may be carried over to offset future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $2,092,513. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts and premiums.

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

	2002	2001

Distributions paid from:
Ordinary Income	$17,935,266	$20,704,520
Long-term capital gain	35,576,606	47,272,339

	$53,511,872	$67,976,859

FGI-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$493,757,421

Unrealized appreciation	$36,987,354
Unrealized depreciation	(37,453,870)

Net unrealized depreciation	$(466,516)

Undistributed ordinary income	$17,143,153
Undistributed long-term capital gains	—

Distributable earnings	$17,143,153

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $547,370,948 and $590,742,204, respectively.

6. MERGERS

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) – Franklin Growth and Income Securities Fund (Growth and Income) acquired the net assets of the FTVIPT – Franklin Natural Resources Fund (Natural Resources) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares

Natural Resources	$25,081,974	$13.06	1,920,611	$6,599,428	$13.02	506,701
Growth and Income	$614,084,421	$15.43	39,800,178	$19,126,972	$15.35	1,246,259

Growth and Income – post merger	$639,166,395	$15.43	41,425,711	$25,726,400	$15.35	1,676,189

FGI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Growth and Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FGI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN GROWTH AND INCOME SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 92.10% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FGI-20

FRANKLIN HIGH INCOME FUND

Fund Goals and Primary Investments: Franklin High Income Fund seeks a high level of current income, with capital appreciation as a secondary goal. The Fund invests primarily in debt securities, including lower-rated “junk bonds,” offering high yield and expected total return. The Fund also may invest in foreign securities, including emerging markets.

The year 2002 was another very difficult one for securities markets although high yield corporate bonds significantly outperformed major equity indexes. Mixed economic news, which resulted in periodic and dramatic investor sentiment shifts, as well as the threat of war in Iraq contributed to high volatility and generally negative stock market performance. The mix of volatile and negative equity markets put pressure on the high yield market, causing it to underperform more interest rate-sensitive fixed income sectors. The risk premium on high yield bonds, as measured by the Credit Suisse First Boston (CSFB) High Yield Index’s yield spread over U.S. Treasuries, increased from 8.7% on December 31, 2001, to 9.5% on December 31, 2002.1 This reflected continued high corporate-bond default rates and corresponding increased investor risk aversion. Persistent corporate profit weakness created concern that defaults would continue at elevated levels. However, default rates improved toward year-end and, along with a strong technical backdrop for the high yield market, caused the risk premium to retreat from its October peak of 11.2%.

The Fund’s portfolio mix was fairly stable during the year with  some notable exceptions. Wireless communications represented an overweighted position at the beginning of 2002 given our expectations for continued robust subscriber growth. However, market sentiment turned negative in the first half of the year and appeared to cause the industry to underperform, dampening the Fund’s overall returns. While we remain positive on the industry over the long term, we recognize that new wireless services growth has slowed and operator consolidation may be necessary to restore some pricing power. Consequently, we sought to take advantage of a significant rebound in wireless bond prices during the fourth quarter to reduce our exposure. We concentrated

1. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

Top 10 Sectors/Industries

Franklin High Income Fund

Based on Total Net Assets

12/31/02

Consumer Services	22.8%

Process Industries	14.4%

Producer Manufacturing	9.6%

Communications	8.3%

Industrial Services	7.7%

Health Services	5.4%

Consumer Durables	5.1%

Utilities	3.8%

Retail Trade	3.0%

Energy Minerals	2.4%

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

our industry holdings in companies that we believe offer geographic diversification, strong balance sheets and solid growth prospects, such as Voicestream Wireless, Dobson/Sygnet Communications and Nextel Communications.

Two other industries that constituted significant Fund weightings at the beginning of the year, telecommunications and pay television, also negatively affected Fund performance. Demand for telecommunications services never materialized to nearly the extent necessary to support  the vast infrastructure. This undermined the industry’s asset values of owned fiber, and correspondingly, bond prices. In contrast to telecommunications industry fundamentals, demand for pay television services continued to grow. Additionally, our view that the industry’s revenue stream is fairly economically insensitive proved correct. Unfortunately, news of fraudulent activities at one large high yield operator and questions over accounting irregularities tainted the industry overall. This in part caused the sector to turn in a very poor year. However, looking forward, we hold the opinion that most companies’ business models are essentially sustainable and their underlying physical assets are very attractive.

On a positive note, our overweighted gaming and leisure industry exposure proved beneficial as the industry was one of the best performers in the high yield universe. Investors appear to be attracted to gaming operators’ often stable cash flows and substantial assets. Health care was another sector that outperformed, and the Fund benefited from increased exposure during the year. Similarly, the Fund significantly increased its weighting in paper and forest products, which proved beneficial as the industry was a top performer. Finally, the Fund’s low exposure to utility companies aided performance as this sector was one of the worst performers. However, given what we believed were depressed trading levels for assets that may likely offer significant long-term value, we began to add to our positions in the sector.

Due to continued economic uncertainty, we will stay focused on long-term fundamentals and seek to identify the best risk/reward market opportunities. With yield spreads at historically high levels, the market may recognize attractive valuations over the intermediate term. Thus, we will continue to be slightly aggressively positioned versus our peer group. However, we do not expect market volatility to ease significantly in the near term. Therefore, we will remain concentrated in holdings that, in our opinion, offer stable cash flows and solid balance sheets.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is  not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin High Income Fund – Class 1 Periods ended 12/31/02
	1-Year	5-Year	10-Year	Since Inception (1/24/89)

Cumulative Total Return	-9.55%	-17.20%	+42.40%	+99.26%

Average Annual Total Return	-9.55%	-3.70%	+3.60%	+5.07%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin High Income Fund – Class 1 and the CSFB High Yield Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN INCOME SECURITIES FUND

Fund Goal and Primary Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund invests in debt and equity securities, including lower-rated “junk bonds.” The Fund may also invest in foreign securities, including emerging markets.

The year ended December 31, 2002, was a period of tremendous volatility and turmoil for the U.S. and global financial markets. The slowing pace of U.S. economic recovery, as well as continued corporate earnings pressure due to weakening demand and excess manufacturing capacity, challenged the financial markets. The feeble economy, continued profit warnings, corporate governance abuses and accounting manipulation tested investors’ patience and resilience, and the stock market experienced a third year of significant decline. Many investors sought safe-haven instruments, prompting significantly better bond market performance as the 10-year Treasury bond yield declined from 5.07% at the beginning of the period to 3.83% on December 31, 2002. Bond yields and prices move in an inverse relationship, so that as yields fall, bond prices rise. Although corporate bonds performed well, they did not perform as strongly as U.S. government securities.

Within this difficult environment characterized by broad stock market weakness, Franklin Income Securities Fund experienced a modest negative total return for the 12 months ended December 31, 2002. During the year under review, we took profits in certain equity and government agency securities that performed well and increased our focus on additional equity, convertible and high yield investments, which we feel have attractive income and long-term growth potential.

The Fund’s equity and convertible preferred investments benefited during the year from solid performance in the gold, energy and real estate sectors led by such portfolio holdings as AngloGold, Chesapeake Energy and Host Marriott. Offsetting the gains was weakness in the Fund’s electric utilities and consumer products positions, primarily tobacco-related companies including Philip Morris and R.J. Reynolds Tobacco Holdings.

Following Enron’s collapse and California’s power crisis, electric utilities remained extremely volatile mainly due to concerns related to investments in unregulated energy businesses including merchant power generation and energy marketing and trading. An oversupply of new generation coupled with weakening demand for electricity due to slowing economic growth led to an extended period of softened power prices. Combined with several industry participants’ deteriorating credit quality, the energy marketing and trading business similarly failed to meet prior lofty expectations. Under such difficult industry conditions, we identified numerous opportunities we considered attractive and thus increased our positions in companies emphasizing regulated electric and gas utility operations including FirstEnergy. We also initiated positions in Ameren and Progress Energy. Although we anticipate the industry will need time to stabilize its current supply-and-demand imbalance, we believe the sector’s recent dividend yields and valuations present a compelling case for long-term investment.

The Fund’s oil and gas positions demonstrated strength during the  12-month period, particularly in oil and natural gas exploration  and development companies such as Devon Energy (Kerr-McGee convertible preferred) and Chesapeake Energy. Specific investments within our oilfield services holdings, including Weatherford International, also contributed to Fund performance. For the past year, energy producers benefited as North American supplies decreased under the pressures of reduced spending and declining production rates associated with the aging of the oil and gas resource base. Global commodity oil prices remained robust supported by OPEC production quotas, while global political tensions kept many investors nervous about the potential for global supplies’ disruption due to war. During the period we added to the Fund’s energy exposure by initiating positions in several leading integrated major oil companies including BP PLC, ChevronTexaco and Royal Dutch Petroleum.

What is a merchant power plant?

A merchant power plant produces power as a commodity, so its income stream depends on the market price. In contrast, traditional power plants generally rely on predetermined rates of return, usually set by a regulatory body, to generate income.

Real estate investment trusts also performed well as investors were attracted to the prospect of stable business fundamentals and attractive dividend yields. We continued to selectively increase investments in areas where we believed current valuations failed to reflect the long-term value associated with the underlying business. Over the past year, we increased our position in lodging industry leader Host Marriott due to our assessment that the security traded at a significant discount to the company’s value.

Among other sectors, we added to our Ford Motor convertible preferred holdings and initiated a position in Alltel Corp. convertible preferred. We view the Ford Motor securities as an attractive way to capture high, current income while gaining the long-term potential to participate in the company’s underlying common stock. Ford’s management continued to focus on improving vehicle profitability through cost reductions and planned to refresh its product offering in an effort to reverse recent market share losses. Alltel Corp. is a leading wireline and wireless communications provider concentrating on southeast U.S. rural markets. We believe our convertible preferred investment provides an attractive yield and the long-term potential to participate in the company’s favorable outlook.

Within the Fund’s fixed income holdings, high yield corporate bonds performed poorly despite declining interest rates. High yield corporate bonds’ average yield spreads over U.S. Treasuries, a comparison benchmark for the sector, widened and ended the period at 947 basis points (9.47%) over Treasuries. It is our belief that the high yield corporate bond market offers a compelling mix of high, current income as well as the appreciation associated with spread tightening. As a result we actively increased our investments in this area as we sought to invest in companies we believe have strong market positions, solid management teams and improving liquidity positions. New corporate bond positions included issues from wireless service provider AT&T Wireless and lodging and gaming operator Venetian Casino.

Top Five Stock Holdings

Franklin Income
Securities Fund

12/31/02

Company Sector/Industry	% of Total Net Assets

Philip Morris Cos. Inc. Consumer Non-Durables	1.9%

Entergy Corp. Utilities	1.7%

Ford Motor Co. Capital Trust II Consumer Durables	1.5%

FirstEnergy Corp. Utilities	1.3%

Progress Energy Inc. Utilities	1.3%

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

Top Five Bond Holdings

Franklin Income
Securities Fund

12/31/02

Issuer	% of Total Net Assets

FNMA	5.7%

GNMA	2.1%

FHLMC	1.7%

AT&T Wireless Group	1.2%

Echostar	1.2%

Looking forward, we will continue to focus on high yield corporate bond and convertible securities investments given their valuations, which we view as attractive, and their combination of current income with the potential for capital appreciation. However, we are also finding a number of investment opportunities in the stock markets offering what we consider attractive valuations and dividend yields. As always, we remain committed to our diversified, value-oriented approach and will continually search for new investments across asset classes and industries.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Income Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (1/24/89)

Cumulative Total Return	-0.37%	+20.25%	+113.16%	+240.71%

Average Annual Total Return	-0.37%	+3.76%	+7.86%	+9.20%

Value of $10,000 Investment	$9,963	$12,025	$21,316	$34,071

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin Income Securities Fund – Class 1, the Standard & Poor’s 500 Index, the Lehman Brothers Government/Credit Index and the Lipper VIP Income Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.96	$14.70	$14.69	$16.92	$18.37

Income from investment operations:
Net investment income[a]	.90	1.09[c]	1.17	1.19	1.37
Net realized and unrealized gains (losses)	(.89)	(.92)[c]	1.40	(1.43)	(1.07)

Total from investment operations	.01	.17	2.57	(.24)	.30

Less distributions from:
Net investment income	(1.23)	(1.03)	(1.85)	(1.46)	(1.42)
Net realized gains	(.26)	(.88)	(.71)	(.53)	(.33)

Total distributions	(1.49)	(1.91)	(2.56)	(1.99)	(1.75)

Net asset value, end of year	$11.48	$12.96	$14.70	$14.69	$16.92

Total return[b]	(.37)%	.98%	19.77%	(1.82)%	1.64%

Ratios/supplemental data
Net assets, end of year (000's)	$427,036	$527,047	$647,370	$775,116	$1,185,840
Ratios to average net assets:
Expenses	.53%	.53%	.50%	.50%	.49%
Net investment income	7.40%	7.90%[c]	8.21%	7.41%	6.94%
Portfolio turnover rate	62.00%	32.52%	23.92%	11.89%	12.22%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%
Per	share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[d]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.88	$14.66	$14.65	$17.07

Income from investment operations:
Net investment income[a]	.84	1.03 [c]	1.14	1.10
Net realized and unrealized gains (losses)	(.86)	(.90)[c]	1.39	(1.53)

Total from investment operations	(.02)	.13	2.53	(.43)

Less distributions from:
Net investment income	(1.22)	(1.03)	(1.81)	(1.46)
Net realized gains	(.26)	(.88)	(.71)	(.53)

Total distributions	(1.48)	(1.91)	(2.52)	(1.99)

Net asset value, end of year	$11.38	$12.88	$14.66	$14.65

Total return[b]	(.61)%	.76%	19.43%	(2.93)%
Ratios/supplemental data
Net assets, end of year (000’s)	$70,130	$9,067	$2,534	$1,302
Ratios to average net assets:
Expenses	.78%	.78%	.75%	.75% [e]
Net investment income	7.15%	7.68% [c]	7.99%	7.36% [e]
Portfolio turnover rate	62.00%	32.52%	23.92%	11.89%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this
Net investment income per share	$.008
Net realized and unrealized gains/losses per share	(.008)
Ratio of net investment income to average net assets	.06%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Warrants 34.1%
Communications 1.7%
[a]McLeodUSA Inc., wts., 4/16/07	United States	32,281	$11,298
[a]Metrocall Holdings Inc.	United States	2,772	693
[a]NII Holdings Inc., B	United States	8,744	102,742
SBC Communications Inc.	United States	150,000	4,066,500
[a]Telecom Argentina - France Telecom SA, B, ADR	Argentina	100,000	225,000
Verizon Communications Inc.	United States	104,500	4,049,375

			8,455,608

Consumer Non-Durables 2.8%
[a]Hartmarx Corp.	United States	271,700	662,948
Philip Morris Cos. Inc.	United States	235,600	9,548,868
R.J. Reynolds Tobacco Holdings Inc.	United States	61,600	2,593,976
UST Inc.	United States	30,000	1,002,900

			13,808,692

Energy Minerals 3.3%
BP PLC, ADR	United Kingdom	70,000	2,845,500
Canadian Oil Sands Trust	Canada	250,000	6,021,332
ChevronTexaco Corp.	United States	65,000	4,321,200
Petroleo Brasileiro SA, ADR	Brazil	100,000	1,494,000
Royal Dutch Petroleum Co., N.Y. shs.	Netherlands	40,000	1,760,800

			16,442,832

Finance 1.6%
Fleet Boston Financial Corp.	United States	100,000	2,430,000
iStar Financial Inc.	United States	118,500	3,323,925
JP Morgan Chase & Co.	United States	100,000	2,400,000

			8,153,925

Health Technology 1.4%
Bristol-Myers Squibb Co.	United States	225,000	5,208,750
Wyeth	United States	50,000	1,870,000

			7,078,750

Non-Energy Minerals 1.3%
AngloGold Ltd., ADR	South Africa	171,300	5,868,738
[a]Hecla Mining Co.	United States	150,000	759,000

			6,627,738

Process Industries 1.1%
Dow Chemical Co.	United States	100,000	2,970,000
Georgia-Pacific Corp.	United States	71,662	1,158,058
Lyondell Chemical Co.	United States	83,500	1,055,440
[a]SHC Inc.	United States	83,438	—

			5,183,498

Real Estate 1.4%
Felcor Lodging Trust Inc.	United States	197,700	2,261,688
First Industrial Realty Trust Inc.	United States	50,000	1,400,000
Liberty Property Trust	United States	50,000	1,597,000
ProLogis	United States	63,200	1,589,480

			6,848,168

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Warrants (cont.)
Technology Services .3%
[a]Anacomp Inc., A	United States	74,300	$1,523,150

Utilities 19.2%
Ameren Corp.	United States	96,700	4,019,819
American Electric Power Co. Inc.	United States	125,000	3,416,250
Centerpoint Energy Inc.	United States	175,200	1,489,200
Cinergy Corp.	United States	155,000	5,226,600
CMS Energy Corp.	United States	306,000	2,888,640
Dominion Resources Inc.	United States	65,000	3,568,500
DTE Energy Co.	United States	45,000	2,088,000
Duke Energy Corp.	United States	200,000	3,908,000
Energy East Corp.	United States	189,000	4,175,010
Entergy Corp.	United States	190,000	8,662,100
Exelon Corp.	United States	65,000	3,430,050
FirstEnergy Corp.	United States	197,300	6,504,994
FPL Group Inc.	United States	50,000	3,006,500
Hawaiian Electric Industries Inc.	United States	60,000	2,638,800
KeySpan Corp.	United States	105,000	3,700,200
NiSource Inc.	United States	50,000	1,000,000
Pepco Holdings Inc.	United States	246,400	4,777,696
Pinnacle West Capital Corp.	United States	125,500	4,278,295
Progress Energy Inc.	United States	150,000	6,502,500
Public Service Enterprise Group Inc.	United States	137,100	4,400,910
Sempra Energy	United States	139,100	3,289,715
Southern Co.	United States	170,000	4,826,300
TECO Energy Inc.	United States	100,000	1,547,000
TXU Corp.	United States	160,000	2,988,800
Xcel Energy Inc.	United States	260,000	2,860,000

			95,193,879

Total Common Stocks and Warrants (Cost $161,137,395)			169,316,240

Preferred Stocks .4%
Communications
[a]Metrocall Holdings Inc., 15.00%, pfd., A	United States	2,389	5,136

Process Industries .4%
[b]Asia Pulp & Paper Co. Ltd., 12.00%, pfd.	Indonesia	10,073,000	125,913
Fresenius Medical Care Capital Trust, 7.875%, pfd	Germany	2,250,000	2,221,875

			2,347,788

Total Preferred Stocks (Cost $9,517,711)			2,352,924

Convertible Preferred Stocks 13.7%
Commercial Services .4%
[a]Morgan Stanley Into Coca Cola Co., 7.00%, cvt. pfd.	United States	50,000	2,237,500

Communications .7%
Alltel Corp.-Equity Units, 7.75%, cvt. pfd.	United States	70,000	3,593,100
[a]McLeodUSA Inc., 2.50%, cvt. pfd.	United States	14,568	59,729

			3,652,829

Consumer Durables 1.4%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	176,000	7,189,600

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Convertible Preferred Stocks (cont.)
Electronic Technology .9%
Goldman Sachs Group Inc., into IBM, 8.00%, Mandatory Notes, cvt. pfd.	United States	25,000	$1,839,275
Motorola Inc., 7.00%, cvt. pfd.	United States	25,000	800,000
Solectron Corp., 7.25%, cvt. pfd.	United States	149,100	1,744,470

			4,383,745

Energy Minerals 3.0%
Chesapeake Energy Corp., 144A, 6.75%, cvt. pfd.	United States	19,600	1,176,000
Kerr-McGee Corp. into Devon Energy, 5.50%, cvt. pfd.	United States	60,000	2,527,500
Lomak Financing Trust, 5.75%, cvt. pfd.	United States	140,000	4,060,000
Newfield Financial Trust I, 6.50%, cvt. pfd.	United States	65,000	3,652,324
Nuevo Financing I, 5.75%, cvt. pfd., A	United States	90,000	2,621,250
Unocal Corp., 6.25%, cvt. pfd.	United States	20,000	1,027,500

			15,064,574

Industrial Services .5%
Weatherford International Inc., 5.00%, cvt. pfd.	United States	50,000	2,567,115

Non-Energy Minerals .1%
Freeport-McMoran Copper & Gold Inc., cum. variable pfd.	United States	17,100	560,025

Real Estate 3.8%
Archstone-Smith Trust, cvt. pfd.	United States	60,000	1,884,000
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A	United States	210,000	4,441,500
Host Marriott Corp., 6.75%, cvt. pfd.	United States	120,000	4,475,424
Innkeepers USA Trust, 8.625%, cvt. pfd., A	United States	125,000	3,025,000
Reckson Associates Realty Corp., 7.625%, cvt. pfd., A	United States	140,000	3,150,000
Vornado Realty Trust, 6.50%, cvt. pfd., A	United States	35,000	1,820,000

			18,795,924

Retail Trade .3%
[a]Goldman Sachs Group Inc., into Target Corp., 8.00%, cvt. pfd.	United States	44,475	1,373,210
Kmart Financing I, 7.75%, cvt. pfd.	United States	24,000	21,600

			1,394,810

Technology Services .2%
Electronic Data Systems Corp., 7.625%, cvt. pfd.	United States	35,000	766,850

Transportation .6%
Union Pacific Capital Trust, 6.25%, cvt. pfd.	United States	55,000	2,846,541

Utilities 1.8%
Dominion Resources Inc., 9.50%, cvt. pfd.	United States	25,000	1,354,750
FPL Group Inc. 8.50%, cvt. pfd.	United States	62,300	3,448,928
PPL Capital Fund Trust I, 7.75%, cvt. pfd., E	United States	69,300	1,257,795
Sempra Energy, 8.50%, cvt. pfd.	United States	70,000	1,696,800
Sierra Pacific Resources Co., 9.00%, cvt. pfd.	United States	29,700	1,017,225

			8,775,498

Total Convertible Preferred Stocks (Cost $77,217,837)			68,235,011

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]	VALUE

Bonds 26.9%
Commercial Services .1%
[b]Ameriserve Food Distribution Inc., 10.125%, 7/15/07	United States	$1,000,000	$—
Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12	United States	600,000	633,000

			633,000

Communications 3.1%
American Cellular Corp., senior sub. note, 9.50%, 10/15/09	United States	3,100,000	604,500
AT&T Wireless Group, senior note, 7.875%, 3/01/11	United States	6,000,000	6,040,764
Crown Castle International Corp., senior note, 9.375%, 8/01/11	United States	500,000	417,500
Dobson Communications Corp., senior note,10.875%, 7/01/10	United States	3,000,000	2,550,000
Rural Cellular Corp., senior sub. note, 9.75%, 1/15/10	United States	800,000	484,000
Time Warner Telecom Inc., senior note, 10.125%, 2/01/11	United States	2,900,000	1,580,500
US West Communications Inc., 6.875%, 9/15/33	United States	2,000,000	1,550,000
Voicestream Wireless Corp., senior note, 10.375%, 11/15/09	United States	652,000	687,860
[b]WorldCom Inc., 8.00%, 5/15/06	United States	6,000,000	1,440,000
[b]XO Communications Inc., senior note, 10.75%, 6/01/09	United States	4,000,000	25,000

			15,380,124

Consumer Non-Durables 1.3%
[b]Compania Alimentos Fargo SA, senior note, 13.25%, 8/01/08	Argentina	1,900,000	85,500
Del Monte Corp., senior sub. note, B, 9.25%, 5/15/11	United States	500,000	523,125
Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07	United States	1,697,000	1,340,630
Hartmarx Corp., senior note, 12.50%, 9/15/03	United States	1,145,000	1,150,725
Playtex Products Inc., senior sub. note, 9.375%, 6/01/11	United States	500,000	555,000
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08	United States	5,800,000	2,813,000

			6,467,980

Consumer Services 8.0%
[b,e]Adelphia Communications Corp., 7.875%, 5/01/09	United States	3,400,000	1,275,000
[b,e]Adelphia Communications Corp., 10.875%, 10/01/10	United States	1,900,000	731,500
[b]Cablevision SA, 13.75%, 5/01/09	Argentina	2,000,000	490,000
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11	Canada	2,600,000	2,782,000
CKE Restaurants Inc., senior sub. note, 9.125%, 5/01/09	United States	300,000	256,500
Coast Hotel & Casino Inc., senior sub. note, 9.50%, 4/01/09	United States	2,600,000	2,795,000
CP Ships Ltd., 10.375%, 7/15/12	United States	3,750,000	3,956,250
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23	United States	3,000,000	2,688,750
EchoStar DBS Corp., 10.375%, 10/01/07	United States	3,700,000	4,023,750
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06	United States	500,000	502,500
Lone Cypress Co., sub. note, 11.50%, 8/01/09	United States	3,363,692	3,540,285
MGM Mirage Inc., 8.375%, 2/01/11	United States	1,600,000	1,732,000
[b]NTL Communications Corp., senior note, B, 11.875%, 10/01/10	United Kingdom	4,100,000	389,500
Six Flags Inc., senior note, 9.50%, 2/01/09	United States	2,000,000	1,940,000
Spalding Inc., 144A, PIK, 9.50%, 5/01/08	United States	1,968,021	196,802
Spanish Broadcasting Systems, 9.625%, 11/01/09	United States	1,100,000	1,144,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10	United States	2,700,000	2,943,000
Tyco International Group, 6.375%, 10/15/11	Luxembourg	3,250,000	3,044,717
Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10	United States	2,100,000	2,205,000
Yell Finance BV, senior note, 10.75%, 8/01/11	United Kingdom	1,400,000	1,547,000
Young Broadcasting Inc., senior sub. note, 10.00%, 3/01/11	United States	1,427,000	1,430,568

			39,614,122

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]	VALUE

Bonds (cont.)
Electronic Technology 1.7%
Amkor Technology Inc., senior sub. note, 10.50%, 5/01/09	United States	$4,100,000	$3,177,500
Fairchild Semiconductor Corp., senior sub. note, 10.50%, 2/01/09	United States	3,100,000	3,363,500
Lucent Technologies, 6.45%, 3/15/29	United States	4,700,000	2,091,500

			8,632,500

Energy Minerals 2.6%
Chesapeake Energy Corp., senior note, 8.125%, 4/01/11	United States	3,800,000	3,952,000
Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10	Mexico	3,000,000	3,697,500
Denbury Management Inc., senior sub. note, 9.00%, 3/01/08	United States	3,000,000	3,116,250
Mission Resources Corp., senior sub. note, C, 10.875%, 4/01/07	United States	2,600,000	1,573,000
P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08	United States	700,000	742,875

			13,081,625

Health Services .7%
Healthsouth Corp., 7.625%, 6/01/12	United States	1,900,000	1,577,000
Iasis Healthcare Corp., senior sub. note, 13.00%, 10/15/09	United States	1,700,000	1,819,000

			3,396,000

Industrial Services 1.4%
Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09	United States	4,000,000	3,990,000
Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08	United States	1,400,000	1,464,750
H&E Equipment/Finance, 144A, 11.125%, 6/15/12	United States	2,250,000	1,676,250

			7,131,000

Non-Energy Minerals .3%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08	United States	800,000	780,000
Louisiana Pacific Corp., senior sub. note, 10.875%, 11/15/08	United States	800,000	864,000

			1,644,000

Process Industries 2.5%
Applied Extrusion Technologies Inc., senior note, 10.75%, 7/01/11	United States	600,000	390,000
Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05	United States	1,200,000	1,092,000
Consoltex Group Inc., 144A, PIK, 11.00%, 1/31/09	United States	10,600,877	583,048
Equistar Chemicals, senior note, 10.125%, 9/01/08	United States	3,700,000	3,385,500
Four M Corp., senior note, B, 12.00%, 6/01/06	United States	2,000,000	2,080,000
Hercules Inc., senior note, 11.125%, 11/15/07	United States	1,200,000	1,344,000
[b]RBX Corp., senior sub. note, B, 11.25%, 10/15/05	United States	10,000,000	50
Riverwood International, senior sub. note, 10.875%, 4/01/08	United States	3,200,000	3,248,000

			12,122,598

Producer Manufacturing 2.2%
Collins & Aikman Products, senior sub. note, 11.50%, 4/15/06	United States	1,200,000	1,014,000
The Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12	United States	2,300,000	2,397,750
NMHG Holding Co., 10.00%, 5/15/09	United States	900,000	904,500
Nortek Inc., senior sub. note, 9.875%, 6/15/11	United States	3,100,000	3,119,375
Outsourcing Services Group Inc., senior sub. note, 10.875%, 3/1/06	United States	2,000,000	1,560,000
[b]Thermadyne Holdings Corp., 10.75%, 11/01/03	United States	2,696,000	270
Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07	Canada	2,350,000	1,844,750

			10,840,645

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]	VALUE

Bonds (cont.)
Real Estate .7%
Felcor Lodging LP, 9.50%, 9/15/08	United States	$1,600,000	$1,640,000
HMH Properties Inc., senior note, C, 8.45%, 12/01/08	United States	1,600,000	1,588,000

			3,228,000

Retail Trade .3%
Rite Aid Corp., 7.70%, 2/15/27	United States	2,000,000	1,410,000

Utilities 2.0%
AES Corp., senior note, 8.75%, 6/15/08	United States	2,000,000	1,180,000
Aquila Inc., 144A, 14.375%, 07/01/12	United States	4,500,000	3,560,112
Calpine Canada Energy Finance, senior note, 8.50%, 5/01/08	Canada	2,800,000	1,232,000
Calpine Corp., senior note, 8.50%, 2/15/11	United States	7,100,000	3,124,000
CMS Energy Corp., 9.875%, 10/15/07	United States	1,000,000	951,053

			10,047,165

Total Bonds (Cost $177,234,016)			133,628,759

Convertible Bonds 7.0%
Consumer Durables
[b]Exide Technologies, cvt., 144A, 2.90%, 12/15/05	United States	5,000,000	37,500

Consumer Services .7%
[b]Adelphia Communications Corp., cvt., 6.00%, 2/15/06	United States	3,600,000	288,000
Charter Communications Inc., cvt., 4.75%, 6/01/06	United States	7,700,000	1,414,875
Echostar Communications Corp., cvt., 4.875%, 1/01/07	United States	2,000,000	1,780,000

			3,482,875

Electronic Technology 3.9%
Advanced Micro Devices Inc., FRN, cvt., 4.75%, 2/01/22	United States	2,500,000	1,568,750
Amkor Technology Inc., cvt., 5.00%, 3/15/07	United States	2,000,000	987,500
Cypress Semiconductor Corp., cvt., 3.75%, 7/01/05	United States	2,250,000	1,805,625
International Rectifier Corp., cvt., 4.25%, 7/15/07	United States	1,000,000	858,750
Nortel Networks Corp., cvt., 4.25%, 9/01/08	United States	5,000,000	2,637,500
PMC-Sierra Inc., cvt., 3.75%, 8/15/06	United States	2,000,000	1,510,000
SCI Systems Inc., cvt., 3.00%, 3/15/07	United States	5,100,000	3,608,250
Semtech Corp., cvt., 4.50%, 2/01/07	United States	2,000,000	1,752,500
Trans-Lux Corp., cvt., sub. note, 7.50%, 12/01/06	United States	5,759,000	4,607,200

			19,336,075

Health Technology .2%
ICN Pharmaceuticals Inc., cvt., 6.50%, 7/15/08	United States	1,150,000	934,375

Industrial Services .3%
Key Energy Services Inc., cvt., 5.00%, 9/15/04	United States	1,800,000	1,723,500

Non-Energy Minerals .8%
Coeur d’Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04	United States	1,000,000	995,000
Trizec Hahn Corp., cvt., senior deb., 3.00%,1/29/21	Canada	4,700,000	2,786,724

			3,781,724

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]		VALUE

Convertible Bonds (cont.)
Real Estate 1.1%
Capstar Hotel/Meristar Hospitality Corp., cvt., sub. note, 4.75%, 10/15/04	United States	$3,000,000		$2,550,000
Equity Office Properties Trust, senior exchangeable note,144A, 7.25%, 11/15/08	United States	3,000,000		3,138,750

				5,688,750

Total Convertible Bonds (Cost $48,482,915)				34,984,799

Zero Coupon/Step-Up Bonds 2.6%
APP Finance VI Mauritius Ltd., cvt., zero cpn.,11/18/12	Indonesia	11,500,000		632,500
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 1/15/06, 13.50% thereafter, 1/15/11	United States	3,000,000		795,000
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	5,000,000		1,775,000
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	United States	8,000,000		1,880,000
Microcell Telecommunications Inc., senior disc. note, zero cpn. to 6/01/04, 12.00% thereafter, 6/01/09	Canada	3,000,000		105,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03, 9.95% thereafter, 2/15/08	United States	3,500,000		3,220,000
Quebecor Media Inc. senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter, 7/15/11	Canada	3,500,000		1,977,500
[b]XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09	United States	4,000,000		25,000
Yell Finance BV, senior disc. note, zero cpn. to 8/01/06,13.50% thereafter, 8/01/11	United Kingdom	3,300,000		2,343,000

Total Zero Coupon/Step-Up Bonds (Cost $26,977,916)				12,753,000

U.S. Government and Agency Securities 9.5%
FHLMC, 6.00%, 12/01/31	United States	453,285		469,523
FHLMC, 6.00%, 1/01/32	United States	2,778,741		2,878,283
FHLMC, 6.00%, 2/01/32	United States	893,712		925,728
FHLMC, 6.00%, 3/01/32	United States	3,996,344		4,139,452
FNMA, 6.50%, 5/01/31	United States	375,883		391,672
FNMA, 6.50%, 1/01/32	United States	2,764,083		2,880,194
FNMA, 6.50%, 2/01/32	United States	2,913,721		3,036,118
FNMA, 6.50%, 6/01/32	United States	6,529,456		6,803,620
FNMA, 6.50%, 7/01/32	United States	5,976,229		6,227,162
FNMA, 6.50%, 8/01/32	United States	8,774,666		9,143,102
GNMA, 6.00%, 1/15/29	United States	34,097		35,617
GNMA, 6.00%, 2/15/29	United States	178,220		186,165
GNMA, 6.00%, 3/15/29	United States	225,657		235,716
GNMA, 6.00%, 5/15/29	United States	32,435		33,881
GNMA, 6.00%, 12/15/31	United States	125,371		130,736
GNMA, 6.00%, 5/15/32	United States	80,261		83,698
GNMA, 6.00%, 9/15/32	United States	80,919		84,384
GNMA, 6.00%, 10/15/32	United States	3,340,843		3,483,904
GNMA, 6.00%, 11/15/32	United States	5,713,026		5,957,667

Total U.S. Government and Agency Securities (Cost $45,877,228)				47,126,622

Foreign Government and Agency Securities (Cost $4,683,531) .5%
Republic of South Africa, 12.00%, 2/28/05	South Africa	23,000,000	ZAR	2,729,700

Total Long Term Investments (Cost $551,128,549)				471,127,055

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[c]	VALUE

Repurchase Agreement (Cost $26,715,152) 5.4%
[d]Joint Repurchase Agreement, 1.144%, 1/02/03, (Maturity Value $26,716,850)	United States	$26,715,152	$26,715,152
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,472,377)
Banc of America Securities LLC (Maturity Value $2,472,377)
Barclays Capital Inc. (Maturity Value $2,472,377)
Bear, Stearns & Co. Inc. (Maturity Value $2,472,377)
BNP Paribas Securities Corp. (Maturity Value $2,472,377)
Deutsche Bank Securities Inc. (Maturity Value $2,472,377)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,472,377)
Goldman, Sachs & Co. (Maturity Value $2,472,377)
Lehman Brothers Inc. (Maturity Value $1,993,080)
Morgan Stanley & Co. Inc. (Maturity Value $2,472,377)
UBS Warburg LLC (Maturity Value $2,472,377)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S.Government Agency Securities

Total Investments (Cost $577,843,701) 100.1%			497,842,207
Other Assets, less Liabilities (.1)%			(676,034)

Net Assets 100.0%			$497,166,173

Currency Abbreviations:

ZAR  -  South African Rand

[a]	Non-income producing
[b]	See Note 6 regarding defaulted securities.
[c]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[d]	See Note 1(c) regarding joint repurchase agreement.
[e]	See Note 7 regarding other considerations.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$577,843,701

Value	497,842,207
Receivables:
Capital shares sold	491,204
Dividends and interest	5,967,147

Total assets	504,300,558

Liabilities:
Payables:
Investment securities purchased	6,633,745
Capital shares redeemed	242,659
Affiliates	230,536
Other liabilities	27,445

Total liabilities	7,134,385

Net assets, at value	$497,166,173

Net assets consist of:
Undistributed net investment income	$31,394,413
Net unrealized depreciation	(79,981,934)
Accumulated net realized loss	(17,280,660)
Capital shares	563,034,354

Net assets, at value	$497,166,173

Class 1:
Net assets, at value	$427,036,292

Shares outstanding	37,201,269

Net asset value and offering price per share	$11.48

Class 2:
Net assets, at value	$70,129,881

Shares outstanding	6,162,292

Net asset value and maximum offering price per share	$11.38

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$11,512,194
Interest	28,196,215

Total investment income	39,708,409

Expenses:
Management fees (Note 3 )	2,501,800
Distribution fees - Class 2 (Note 3 )	62,248
Transfer agent fees	6,187
Custodian fees	12,014
Reports to shareholders	102,762
Professional fees	17,927
Trustees' fees and expenses	5,178
Other	28,693

Total expenses	2,736,809

Net investment income	36,971,600

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(16,145,984)
Foreign currency transactions	(16,759)

Net realized loss	(16,162,743)
Net unrealized appreciation (depreciation) on:
Investments	(22,079,385)
Translation of assets and liabilities denominated in foreign currencies	38,457

Net unrealized depreciation	(22,040,928)

Net realized and unrealized loss	(38,203,671)

Net decrease in net assets resulting from operations	$(1,232,071)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$36,971,600	$46,663,374
Net realized gain (loss) from investments and foreign currency transactions	(16,162,743)	6,412,034
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(22,040,928)	(47,192,654)

Net increase (decrease) in net assets resulting from operations	(1,232,071)	5,882,754
Distributions to shareholders from:
Net investment income:
Class 1	(46,080,044)	(40,945,074)
Class 2	(1,712,911)	(290,468)
Net realized gains:
Class 1	(9,646,747)	(35,098,053)
Class 2	(361,202)	(248,988)

Total distributions to shareholders	(57,800,904)	(76,582,583)
Capital share transactions: (Note 2)
Class 1	(41,449,431)	(50,150,600)
Class 2	61,535,455	7,060,162

Total capital share transactions	20,086,024	(43,090,438)
Net decrease in net assets	(38,946,951)	(113,790,267)
Net assets
Beginning of year	536,113,124	649,903,391

End of year	$497,166,173	$536,113,124

Undistributed net investment income included in net assets:
End of year	$31,394,413	$42,722,222

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Income Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 86% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities, which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements had been entered into on that date.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions and premiums are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	508,864	$6,691,697	1,503,572	$20,997,718
Shares issued in reinvestment of distributions	4,663,330	55,726,791	5,791,556	76,043,127
Shares redeemed	(8,642,050)	(103,867,919)	(10,657,735)	(147,191,445)

Net decrease	(3,469,856)	$(41,449,431)	(3,362,607)	$(50,150,600)

Class 2 Shares:
Shares sold	5,631,345	$63,504,458	575,101	$7,691,563
Shares issued in reinvestment of distributions	174,883	2,074,113	41,274	539,456
Shares redeemed	(347,804)	(4,043,116)	(85,356)	(1,170,857)

Net increase	5,458,424	$61,535,455	531,019	$7,060,162

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $9,035,077 which may be carried over to offset future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002 of $7,988,605 and $439, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, payment in kind bonds, and bond discounts and premiums.

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

	2002	2001
Distributions paid from:
Ordinary Income	$52,277,504	$47,296,525
Long-term capital gains	5,523,400	29,286,058

	$57,800,904	$76,582,583

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$579,297,513

Unrealized appreciation	$50,632,346
Unrealized depreciation	(132,087,652)

Net unrealized depreciation	$(81,455,306)

Undistributed ordinary income	$34,263,915
Undistributed long-term capital gains	—

Distributable earnings	$34,263,915

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $299,942,199 and $295,080,423, respectively.

6. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 33.9% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2002, the Fund held defaulted securities with a value aggregating $4,913,233 representing 1.0% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

7. OTHER CONSIDERATIONS

Advisers, as the Fund’s Manager, may serve as a member of various bondholders’ steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves on the bondholder committee of Adelphia Communications. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund’s Manager, while in possession on such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statements of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (the “Fund”) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN INCOME SECURITIES FUND

Tax Designation (unaudited)

Under Section 852(b)(2) of the Internal Revenue Code, the Fund hereby designates 17.15% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund invests primarily in equity securities of U.S. large-cap growth companies with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1 The Fund expects to hold significant positions in the technology sector (including health technology, electronic technology and technology services), and in communications.

During the year ended December 31, 2002, the chief culprit behind the weak U.S. economy was weakness in corporate spending and profitability. Amid lower earnings, sluggish capacity utilization rates, volatile capital markets and a slew of high-profile accounting scandals, businesses continued to focus more on balance sheet strengthening than on making capital investments. Many companies’ existing manufacturing plants generally were underutilized, rendering additional plant and machinery investments unnecessary, and corporate cash flows were down too, making such investments less affordable even for those companies needing or wishing to expand.

Indeed, for most of the year consumers shouldered the burden of U.S. economic growth. Despite steadily rising unemployment and historically high personal debt levels, American households benefited from tax cuts, real wage growth and an enormous mortgage refinancing boom. Eventually, however, as the 2002 winter holiday season unfolded, the long-expected slowdown in household spending began to appear as retail and automobile sales sagged.

For a third consecutive year, volatility and negative returns characterized U.S. equity markets. As the second half of 2002 unfolded it became increasingly clear to investors that a hoped-for resurgence in domestic corporate earnings would not materialize as forecast. Investor sentiment wavered, and in 2002’s fourth quarter the Standard & Poor’s 500 Composite Stock Index posted two short-term rallies of about 9% and 6%, but in both cases gave back all or a good part of these gains with subsequent sell-offs. The technology-heavy Nasdaq Composite Index behaved similarly, but with even greater volatility.1

Looking back on the factors most significantly impacting the Fund’s poor returns during 2002, we would like to remind our shareholders that we base our investment strategy primarily on individual stock

1. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

selection. That being said, we do recognize that our investors have an interest in top-down sector discussions of the Fund’s key performance drivers. On a sector basis, performance benefited most from our large weighting in electronic technology and our underweighted position in industrial conglomerates. The second half of 2002 in particular also aided our underweighted position in consumer non-durables, which we reduced rather aggressively, on strength in the third quarter. On an individual stock basis, the Fund’s biggest performance contributors included freight-forwarding company Expeditors International, pharmaceuticals company Pharmacia, and financial services providers Wells Fargo and Washington Mutual.

The Fund suffered most during the year from its overweighted position in disappointing telecommunications stocks, and our modestly overweighted position in consumer services stocks such as those in the media, cable and restaurant industries also fared poorly. We should note, however, that in 2002’s fourth quarter the Fund’s many telecommunications stocks rallied and provided a strong boost to overall performance. This reflected a surge in regional bell operating company stocks, which had severely underperformed until then. One of our most disappointing individual stocks was Bank of New York, whose shares fell in response to a combination of lower revenues from Wall Street transaction processing, as well as larger-than-expected losses in its commercial lending portfolio. We believe these disappointments are justified, but that the company’s resulting share price decline produced a valuation that more than adequately accounts for the company’s growth outlook. Other poor performers included McDonald’s, Home Depot and Computer Associates.

Some of the most notable changes in the Fund’s positioning during the second half of the year included a gradual increase in financial services stocks. Significant stock price declines in companies such as MBIA, Fannie Mae, Freddie Mac, Fifth-Third Bancorp and American International Group created opportunities to purchase these companies at significant discounts to their typical historical valuations.

As 2002 drew to a close, investors appeared to adopt a higher general tolerance for cyclical risks. Sharp fourth quarter rallies in many highly cyclical companies’ share prices seemed to signal investors’ belief that a cyclical economic recovery was not too far off. A dramatic drop in interest rate spreads between U.S. corporate high-grade and low-grade bonds also illustrated this dynamic. As investors gradually grew more

Top 10 Holdings
Franklin Large Cap Growth Securities Fund
12/31/02

Company Sector/Industry	% of Total Net Assets

Microsoft Corp.	3.9%
Technology Services

Pfizer Inc.	3.9%
Health Technology

Philip Morris Cos. Inc.	2.7%
Consumer Non-Durables

General Electric Co.	2.4%
Producer Manufacturing

Expeditors International of Washington Inc.	2.1%
Transportation

American International Group Inc.	2.0%
Finance

International Business Machines Corp.	2.0%
Technology Services

Citigroup Inc.	1.9%
Finance

Automatic Data Processing Inc.	1.9%
Technology Services

SBC Communications Inc.	1.8%
Communications

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed
in the Fund’s Statement of Investments.

willing to speculate on the riskiest and highest yielding corporate bonds, increased buying drove yields down sharply in relation to the market rates on higher quality corporate bonds.

Investor behavior also reflected their realization that leaner U.S. companies have been producing free cash flows at an impressive rate in recent quarters, due in large part to continued cost-cutting efforts and productivity gains. Furthermore, financial markets appear to recognize that companies have not been using this free cash to build new capacity, via capital spending, but rather have been using it to pay down debt. American boardrooms seem focused on fiscal conservatism and strengthening balance sheets. As a result, the overall financial condition of U.S. companies has actually improved by some measures in recent quarters — an impressive feat indeed during a cyclical economic slowdown.

Lastly, the reluctance of U.S. companies to build new productive capacity could have very positive long-term implications for the economy and corporate profits. Specifically, when end demand eventually picks up, the economy should enjoy meaningful increases in capacity utilization rates. When that occurs, corporate profit margins should improve, and likewise, corporate earnings. With these dynamics — improved profit margins, higher capacity utilization rates and better earnings — the groundwork will be set for a long-awaited resumption in capital spending. In our view, the market’s forward-looking perception that this process is unfolding is largely what drove recent, renewed investor appetite for speculative and cyclical stocks.

While we generally agree with this apparent market view and are encouraged by the possibility that an economic recovery is not too far off, we remain determined to stay disciplined on the valuations we pay for stocks. We simply will not chase stocks whose share prices we believe exceed their intrinsic long-term value. Meanwhile, we recognize that an enormous amount of cash remains on the sidelines, including billions that could shift out of short-term corporate and government bonds if given the slightest indication that it is time to buy stocks again. However, we will not allow this to alter our discipline regarding individual stock selection and careful risk management.

Looking forward, we believe that any eventual recovery will be rather modest. We reiterate our long-held view that the consumer may continue to soften somewhat in future quarters, although not enough to trigger a double-dip recession. However, we also believe that without positive and stable growth in consumer spending — which represents roughly two-thirds of total demand for goods and services in the U.S. economy — it will be difficult for U.S. companies to develop the confidence needed to resume capital spending. Meanwhile, the prospect of a future military conflict with Iraq remains a wild card for any economic forecast. Considering all the variables, we recognize that in even a modest economic recovery many well-managed companies may see their fortunes, earnings and share prices dramatically improve from year-end levels. Our job is not to simply seek out and own a portfolio of stocks with the greatest exposure to a future cyclical economic recovery, nor to make predictions about its specific timing or magnitude. Rather, our job is to identify those stocks whose long-term future growth potential is most severely under-reflected in current share prices. Mispriced large cap stocks: these are the companies we continue to search for, one by one, every day, across every U.S. industry.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Large Cap Growth Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (5/1/96)

Cumulative Total Return	-22.94%	+14.52%	+53.92%

Average Annual Total Return	-22.94%	+2.75%	+6.68%

Value of $10,000 Investment	$7,706	$11,452	$15,392

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (5/1/96–12/31/02)

The graph compares the performance of Franklin Large Cap Growth Securities Fund – Class 1 and the Standard & Poor’s 500 Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.52	$21.03	$21.07	$16.08	$13.42

Income from investment operations:
Net investment income[a]	.09	.10	.09	.11	.10
Net realized and unrealized gains (losses)	(3.41)	(2.13)	1.14	4.96	2.62

Total from investment operations	(3.32)	(2.03)	1.23	5.07	2.72

Less distributions from:
Net investment income	(.10)	(.11)	(.11)	(.08)	(.06)
Net realized gains	—	(4.37)	(1.16)	—	—

Total distributions	(.10)	(4.48)	(1.27)	(.08)	(.06)

Net asset value, end of year	$11.10	$14.52	$21.03	$21.07	$16.08

Total return[b]	(22.94)%	(11.26)%	5.75%	31.65%	20.29%

Ratios/supplemental data
Net assets, end of year (000's)	$175,917	$300,135	$431,384	$407,515	$220,952
Ratios to average net assets:
Expenses	.80%	.78%	.78%	.77%	.77%
Net investment income	.73%	.56%	.43%	.63%	1.00%
Portfolio turnover rate	59.65%	75.67%	70.16%	41.78%	12.17%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.43	$20.93	$21.01	$16.47

Income from investment operations:
Net investment income[a]	.07	.05	.03	.04
Net realized and unrealized gains (losses)	(3.40)	(2.12)	1.13	4.58

Total from investment operations	(3.33)	(2.07)	1.16	4.62

Less distributions from:
Net investment income	(.10)	(.06)	(.08)	(.08)
Net realized gains	—	(4.37)	(1.16)	—

Total distributions	(.10)	(4.43)	(1.24)	(.08)

Net asset value, end of year	$11.00	$14.43	$20.93	$21.01

Total return[b]	(23.19)%	(11.43)%	5.46%	28.11%

Ratios/supplemental data
Net assets, end of year (000's)	$30,289	$5,290	$1,081	$542
Ratios to average net assets:
Expenses	1.05%	1.03%	1.03%	1.02%[d]
Net investment income	.48%	.30%	.17%	.22%[d]
Portfolio turnover rate	59.65%	75.67%	70.16%	41.78%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002

	SHARES	VALUE

Common Stocks 93.6%
Commercial Services .4%
Omnicom Group Inc.	14,300	$923,780

Communications 5.3%
AT&T Corp.	27,200	710,192
BellSouth Corp.	80,900	2,092,883
SBC Communications Inc.	136,100	3,689,671
Sprint Corp. (FON Group)	177,000	2,562,960
Verizon Communications Inc.	49,000	1,898,750

		10,954,456

Consumer Non-Durables 6.0%
Coca-Cola Co.	34,000	1,489,880
Kimberly-Clark Corp.	52,000	2,468,440
Loews Corp. - Carolina Group	36,000	729,720
PepsiCo Inc.	21,000	886,620
Philip Morris Cos. Inc.	136,700	5,540,451
Procter & Gamble Co.	16,000	1,375,040

		12,490,151

Consumer Services 5.0%
[a]Cendant Corp.	90,000	943,200
[a]Clear Channel Communications Inc.	55,700	2,077,053
[a]Comcast Corp.	43,996	1,036,986
[a]Cox Communications Inc., A	27,000	766,800
McDonald’s Corp.	192,000	3,087,360
[a]Univision Communications Inc., A	29,683	727,233
The Walt Disney Co.	102,000	1,663,620

		10,302,252

Distribution Services 2.3%
AmerisourceBergen Corp.	60,300	3,274,893
McKesson Corp.	55,000	1,486,650

		4,761,543

Electronic Technology 7.4%
[a]Applied Materials Inc.	150,000	1,954,500
Boeing Co.	102,000	3,364,980
[a]Cisco Systems Inc.	70,000	917,000
Goodrich Corp.	20,000	366,400
Intel Corp.	120,000	1,868,400
[a]KLA-Tencor Corp.	12,000	424,440
Linear Technology Corp.	65,000	1,671,800
Nokia Corp., ADR (Finland)	70,000	1,085,000
[a]Novellus Systems Inc.	22,000	617,760
[a]QUALCOMM Inc.	34,000	1,237,260
[a]Xilinx Inc.	84,000	1,730,400

		15,237,940

Energy Minerals 3.8%
Anadarko Petroleum Corp.	55,000	2,634,500
Conocophillips	10,000	483,900
Exxon Mobil Corp.	51,500	1,799,410

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Energy Minerals (cont.)
Peabody Energy Corp.	40,000	$1,169,200
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	40,000	1,760,800

		7,847,810

Finance 16.7%
American International Group Inc.	73,000	4,223,050
Bank of New York Co. Inc.	140,000	3,354,400
Bank One Corp.	42,000	1,535,100
Capital One Financial Corp.	15,000	445,800
CIT Group Inc.	80,300	1,573,880
Citigroup Inc.	112,000	3,941,280
Fannie Mae	33,000	2,122,890
Fifth Third Bancorp	38,800	2,271,740
Freddie Mac	25,700	1,517,585
Goldman Sachs Group Inc.	30,000	2,043,000
Marsh & McLennan Cos. Inc.	50,000	2,310,500
MBIA Inc.	53,700	2,355,282
Washington Mutual Inc.	96,000	3,314,880
Wells Fargo & Co.	75,000	3,515,250

		34,524,637

Health Services .2%
[a]Tenet Healthcare Corp.	20,000	328,000

Health Technology 16.4%
Abbott Laboratories	46,000	1,840,000
Allergan Inc.	50,000	2,881,000
[a]Amgen Inc.	71,000	3,432,140
Baxter International Inc.	44,000	1,232,000
Bristol-Myers Squibb Co.	94,000	2,176,100
Eli Lilly & Co.	4,000	254,000
[a]Genentech Inc.	60,200	1,996,232
[a]Guidant Corp.	35,000	1,079,750
Johnson & Johnson Inc.	21,700	1,165,507
[a]King Pharmaceuticals Inc.	66,000	1,134,540
Medtronic Inc.	30,000	1,368,000
Pfizer Inc.	260,000	7,948,200
Pharmacia Corp.	70,000	2,926,000
[a]Shire Pharmaceuticals Group PLC, ADR (United Kingdom)	84,600	1,598,094
[a]Watson Pharmaceuticals Inc.	40,000	1,130,800
Wyeth	42,000	1,570,800

		33,733,163

Industrial Services 1.0%
Schlumberger Ltd.	50,000	2,104,500

Process Industries 1.0%
Dow Chemical Co.	48,000	1,425,600
Georgia-Pacific Corp.	39,600	639,936

		2,065,536

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Producer Manufacturing 4.5%
Emerson Electric Co.	13,000	$661,050
General Electric Co.	200,000	4,870,000
[a]Mettler-Toledo International Inc. (Switzerland)	38,200	1,224,692
United Technologies Corp.	42,200	2,613,868

		9,369,610

Retail Trade 9.3%
[a]AutoZone Inc.	13,900	982,035
[a]Best Buy Co. Inc.	88,000	2,125,200
[a]Dollar Tree Stores Inc.	61,700	1,515,969
[a]Federated Department Stores Inc.	36,400	1,046,864
Home Depot Inc.	131,200	3,143,552
[a]Rent-A-Center Inc.	32,300	1,613,385
[a]Safeway Inc.	43,600	1,018,496
Target Corp.	74,900	2,247,000
Tiffany & Co.	60,000	1,434,600
[a]Tuesday Morning Corp.	79,800	1,364,580
Wal-Mart Stores Inc.	52,000	2,626,520

		19,118,201

Technology Services 11.2%
[a]Amdocs Ltd.	110,800	1,088,056
Automatic Data Processing Inc.	100,000	3,925,000
[a]Check Point Software Technologies Ltd. (Israel)	47,000	609,590
[a]Computer Sciences Corp.	35,000	1,205,750
[a]Concord EFS Inc.	103,000	1,621,220
Electronic Data Systems Corp.	47,104	868,127
International Business Machines Corp.	52,000	4,030,000
[a]Microsoft Corp.	156,000	8,065,200
[a]Oracle Corp.	88,000	950,400
Paychex Inc.	25,800	719,820

		23,083,163

Transportation 2.1%
Expeditors International of Washington Inc.	130,000	4,244,500

Utilities 1.0%
CMS Energy Corp.	42,600	402,144
Exelon Corp.	25,500	1,345,636
TXU Corp.	16,000	298,880

		2,046,660

Total Common Stocks (Cost $202,780,022)		193,135,902

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT	VALUE

Convertible Bond (Cost $1,150,000) .6%
Technology Services
Computer Associates International 5.00%, Inc., cvt., 144A, 3/15/07	$1,150,000	$1,171,562

Total Long Term Investments (Cost $203,930,022)		194,307,464

Repurchase Agreement (Cost $13,989,281) 6.8%
[b]Joint Repurchase Agreement, 1.144%, 1/2/03, (Maturity Value $13,990,170)	13,989,281	13,989,281
ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,294,650)
Banc of America Securities LLC (Maturity Value $1,294,650)
Barclays Capital Inc. (Maturity Value $1,294,650)
Bear, Stearns & Co. Inc. (Maturity Value $1,294,650)
BNP Paribas Securities Corp. (Maturity Value $1,294,650)
Deutsche Bank Securities Inc. (Maturity Value $1,294,650)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,294,650)
Goldman, Sachs & Co. (Maturity Value $1,294,650)
Lehman Brothers Inc. (Maturity Value $1,043,670)
Morgan Stanley & Co. Inc. (Maturity Value $1,294,650)
UBS Warburg LLC (Maturity Value $1,294,650)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $217,919,303) 101.0%		208,296,745
Other Assets, less Liabilities (1.0)%		(2,091,066)

Net Assets 100.0%		$206,205,679

[a]	Non-income producing
[b]	See Note 1(c) regarding joint repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$217,919,303

Value	208,296,745
Receivables:
Investment securities sold	262,427
Capital shares sold	168,415
Dividends and interest	316,446

Total assets	209,044,033

Liabilities:
Payables:
Investment securities purchased	2,609,794
Capital shares redeemed	65,098
Affiliates	146,138
Other liabilities	17,324

Total liabilities	2,838,354

Net assets, at value	$206,205,679

Net assets consist of:
Undistributed net investment income	$1,757,894
Net unrealized depreciation	(9,622,558)
Accumulated net realized loss	(52,741,468)
Capital shares	266,811,811

Net assets, at value	$206,205,679

Class 1:
Net assets, at value	$175,916,627

Shares outstanding	15,854,801

Net asset value and offereing price per share	$11.10

Class 2:
Net assets, at value	$30,289,052

Shares outstanding	2,753,010

Net asset value and offereing price per share	$11.00

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the Year ended December 31, 2002

Investment income:
Dividends	$3,483,925
Interest	285,078

Total investment income	3,769,003

Expenses:
Management fees (Note 3)	1,843,297
Distribution fees - Class 2 (Note 3)	36,090
Transfer agent fees	3,079
Custodian fees	2,457
Reports to shareholders	91,051
Professional fees	20,049
Trustees’ fees and expenses	3,350
Other	11,205

Total expenses	2,010,578

Net investment income	1,758,425

Realized and unrealized gains (losses):
Net realized loss from investments	(30,320,684)
Net unrealized depreciation on investments	(38,629,313)

Net realized and unrealized loss	(68,949,997)

Net decrease in net assets resulting from operations	$(67,191,572)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$1,758,425	$2,020,033
Net realized loss from investments	(30,320,684)	(20,528,995)
Net unrealized depreciation on investments	(38,629,313)	(27,646,640)

Net decrease in net assets resulting from operations	(67,191,572)	(46,155,602)
Distributions to shareholders from:
Net investment income:
Class 1	(1,919,600)	(1,998,581)
Class 2	(96,711)	(4,651)
Net realized gains:
Class 1	—	(80,683,920)
Class 2	—	(305,474)

Total distributions to shareholders	(2,016,311)	(82,992,626)
Capital share transactions: (Note 2)
Class 1	(58,273,965)	(2,477,345)
Class 2	28,262,526	4,585,478

Total capital share transactions	(30,011,439)	2,108,133
Net decrease in net assets	(99,219,322)	(127,040,095)
Net assets:
Beginning of year	305,425,001	432,465,096

End of year	$206,205,679	$305,425,001

Undistributed net investment income included in net assets:
End of year	$1,757,894	$2,015,780

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open end investment company, consisting of twenty-four series (the Funds). Franklin Large Cap Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 83% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreements

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be a least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements had been entered into on that date.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
	Shares	Account	Shares	Account

Class 1 Shares:
Shares sold	1,297,340	$17,726,425	1,600,232	$28,048,545
Shares issued in reinvestment of distribution	149,735	1,919,600	5,269,758	82,682,499
Shares redeemed	(6,261,147)	(77,919,990)	(6,712,443)	(113,208,389)

Net increase (decrease)	(4,814,072)	$(58,273,965)	157,547	$(2,477,345)

Class 2 Shares:
Shares sold	3,035,459	$36,852,947	1,138,160	$17,546,320
Shares issued in reinvestment of distribution	7,597	96,711	19,867	310,124
Shares redeemed	(656,684)	(8,687,132)	(843,047)	(13,270,966)

Net increase	2,386,372	$28,262,526	314,980	$4,585,478

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.75%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.50%	Over $1 billion

Under an agreement with its investment manager, FT Services provides administrative services to the Fund. The fee is paid by investment manager based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAX

At December 31, 2002, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$8,952,191
2010	39,271,476

$48,223,667

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002, of $2,638,079. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$2,016,311	$28,171,645
Long term capital gains	—	54,820,981

	$2,016,311	$82,992,626

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and long-term capital gains for income tax purposes were as follows:

Cost of investments	$219,799,024
Unrealized appreciation	15,934,790
Unrealized depreciation	(27,437,069)

Net unrealized depreciation	$(11,502,279)

Undistributed ordinary income	$1,757,894
Undistributed long-term capital gains	—

Distributable earnings	$1,757,894

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $138,545,315 and $169,870,689 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Large Cap Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FRANKLIN MONEY MARKET FUND

Fund Goal and Primary Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund also seeks to maintain a stable share price of $1.00.1 The Fund invests in high quality U.S. dollar-denominated money market debt instruments.

Modest economic growth, accommodative short-term interest rates, and continued volatility characterized financial conditions in the U.S. during the 12-month reporting period ended December 31, 2002.

As we entered 2002, many of the economic conditions that led to 2001’s recession were still evident and potentially posed a problem for the economy in 2002. The previous year’s recession was mostly business driven so it was natural to depend on the business sector to drive a recovery. However, non-residential fixed investment (a measure for business expenditures) continued to decline during the reporting period. Weak business investment and the slackening economy helped push unemployment to its highest level since 1994, at 6.0% in April, November and December. This became a major concern because consumers have so far helped the economy maintain a moderate growth level. As unemployment increased, consumer confidence fell to the lowest levels in nearly a decade.

Although the economy faced significant headwinds, there were several important mitigating factors. Productivity accelerated as American workers produced more per unit of labor than ever before. This enabled corporations to show sequential earnings growth for the first time in a number of quarters. The consumer, while concerned with the economy and unemployment, continued to spend, albeit at a more moderate rate. Real estate remained a particular area of strength as housing starts kept rising and mortgage rates stayed very low. The development of the Chinese marketplace as well as declining prices around the world has muted inflation, which should keep interest rates low. If proposed tax cuts are adopted, these positive factors should help the economy as 2003 begins.

Despite some favorable economic indicators, including gross domestic product growth of 2.4% for 2002, the stock market remained unresponsive and registered its third consecutive annual decline. The Standard & Poor’s 500 Composite Index (S&P500) fell 22.09% for the

1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

12 months ended December 31, 2002.2 One key element negatively affecting stock market valuation was geopolitical risk, as the threat of war in Iraq created a great deal of uncertainty and volatility. Conversely, the bond market performed well as investors flocked to the perceived safety of fixed income investments. The 10-year U.S. Treasury bond’s yield decreased from 5.07% to 3.83% during the period.

While the Federal Reserve Board (the Fed) does not target the stock market with respect to its policy, it does target the overall economy. The Fed kept the federal funds target rate constant at 1.75% for most of the year until lowering it by 50 basis points in November to 1.25%. This move displayed that the Fed remains vigilant and will continue to use its power seeking to ensure U.S. economic stability.

During the period under review, we continued to invest the Fund’s assets in the highest-quality money market securities. For example, on December 31, 2002, over 87% of the securities purchased for the portfolio carried an AA or higher long-term credit rating by independent credit rating agencies Standard & Poor’s and Moody’s Investors Service, with the balance rated A.3 Consistent with the Fund’s objective of providing shareholders with a high quality and conservative investment vehicle, we do not invest the Fund’s cash in derivatives or other potentially volatile securities that we believe involve undue risk.

Looking forward, we believe that the risks to the economy are balanced such that the Fed will likely keep the federal funds target rate on hold in the first half of 2003. In fact, the Fed publicly shifted its policy focus in December from concern over slowing economic growth to a more neutral stance. We believe such a change in focus or bias by the Fed indicates that they will likely move with the economy, and thus will need time to gather more data.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

3. This does not indicate a rating of the Fund.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Money Market Fund

12/31/02

Security Name	% of Total Net Assets

Federal National Mortgage Association	24.9%

Federal Home Loan Mortgage Corp.	24.9%

UBS Warburg LLC	6.5%

ABN AMRO Inc.	6.5%

Toronto Dominion Bank	4.2%

Westdeutsche Landesbank	4.2%

ChevronTexaco Corp.	4.2%

AIG Funding Inc.	4.2%

Svenska Handelsbanken Inc.	4.2%

Coca-Cola Co.	4.2%

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	.01	.04	.06	.05	.05
Less distributions from net investment income	(.01)	(.04)	(.06)	(.05)	(.05)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[a]	1.33%	3.91%	5.95%	4.76%	5.22%

Ratios/supplemental data
Net assets, end of year (000’s)	$119,819	$200,911	$274,580	$364,028	$414,341
Ratios to average net assets:
Expenses	.63%	.56%	.55%	.53%	.45%
Expenses excluding waiver and payments by affiliate	.63%	.56%	.55%	.53%	.53%
Net investment income	1.37%	3.89%	5.75%	4.64%	5.08%

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[b]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00

Income from investment operations - net investment income	.01	.04	.06	.04
Less distributions from net investment income	(.01)	(.04)	(.06)	(.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00

Total return[a]	1.08%	3.65%	5.69%	4.39%

Ratios/supplemental data
Net assets, end of year (000’s)	$479	$952	$21,609	$8,602
Ratios to average net assets:
Expenses	.88%	.81%	.79%	.79%[c]
Net investment income	1.12%	3.52%	5.59%	4.51%[c]

[a]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[b]	For the period January 6, 1999 (effective date) to December 31, 1999.
[c]	Annualized

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Statement of Investments, December 31, 2002

	PRINCIPAL AMOUNT	VALUE

Certificates of Deposit 8.3%
Toronto Dominion Bank, New York Branch, 1.65%, 1/10/03	$5,000,000	$4,999,970
Westdeutsche Landesbank, New York Branch, 2.27%, 6/30/03	5,000,000	4,999,247

Total Certificates of Deposit (Cost $9,999,217)		9,999,217

Commercial Paper 29.0%
[a]AIG Funding Inc., 1.69%, 1/21/03	5,000,000	4,995,306
[a]Barclays U.S. Funding Corp., 1.32%, 3/17/03	5,000,000	4,986,250
[a]Canadian Wheat Board, 1.30%, 3/28/03	5,000,000	4,984,472
[a]ChevronTexaco Corp., 1.25%, 1/24/03	5,000,000	4,996,007
[a]Coca-Cola Co., 1.29%, 2/12/03	5,000,000	4,992,475
[a]General Electric Capital Corp., 1.34%, 6/09/03	5,000,000	4,970,408
[a]Svenska Handelsbanken Inc., 1.34%, 1/30/03	5,000,000	4,994,603

Total Commercial Paper (Cost $34,919,521)		34,919,521

U.S. Government Agency Securities 49.8%
Federal Home Loan Mortgage Corp., 1.245% - 1.685%, 1/16/03 - 7/17/03	30,000,000	29,933,351
Federal National Mortgage Association, 1.25% - 1.705%, 1/15/03 - 3/12/03	30,000,000	29,957,728

Total U.S. Government Agency Securities (Cost $59,891,079)		59,891,079

Total Investments before Repurchase Agreements (Cost $104,809,817)		104,809,817

Repurchase Agreements 13.0%
[b]ABN AMRO Inc., 1.20%, 1/02/03 (Maturity Value $7,780,519)
Collateralized by U.S. Government Agency Securities	7,780,000	7,780,000
[b]UBS Warburg LLC, 1.25%, 1/02/03 (Maturity Value $7,785,541)
Collateralized by U.S. Government Agency Securities	7,785,000	7,785,000

Total Repurchase Agreements (Cost $15,565,000)		15,565,000

Total Investments (Cost $120,374,817) 100.1%		120,374,817
Other Assets, less Liabilities (.1)%		(77,054)

Net Assets 100.0%		$120,297,763

aSecurities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the fund.

bSee Note 1(b) regarding repurchase agreements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities, at value and cost	$104,809,817
Repurchase agreements, at value and cost	15,565,000
Cash	3,026
Receivable from interest	92,287

Total assets	120,470,130

Liabilities:
Payables:
Capital shares redeemed	96,422
Affiliates	64,232
Professional fees	9,610
Other liabilities	2,103

Total liabilities	172,367

Net assets, at value	$120,297,763

Class 1:
Net assets, at value	$119,818,958

Shares outstanding	119,818,958

Net asset value per share	$1.00

Class 2:
Net assets, at value	$478,805

Shares outstanding	478,805

Net asset value per share	$1.00

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Interest	$3,107,324

Expenses:
Management fees (Note 3)	906,226
Distribution fees - Class 2 (Note 3)	1,706
Transfer agent fees	1,991
Custodian fees	1,426
Reports to shareholders	48,407
Professional fees	9,522
Trustees’ fees and expenses	1,669
Other	8,474

Total expenses	979,421

Net investment income	2,127,903

Net realized loss from investments	(444)

Net increase in net assets resulting from operations	$2,127,459

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$2,127,903	$10,885,261
Net realized gain (loss) from investments	(444)	960

Net increase in net assets resulting from operations	2,127,459	10,886,221
Distributions to shareholders from net investment income:[a]
Class 1	(2,119,738)	(9,847,143)
Class 2	(7,721)	(1,039,078)

Total distributions to shareholders	(2,127,459)	(10,886,221)
Capital share transactions: (Note 2)
Class 1	(81,091,795)	(73,669,011)
Class 2	(473,226)	(20,657,326)

Total capital share transactions	(81,565,021)	(94,326,337)
Net decrease in net assets	(81,565,021)	(94,326,337)
Net assets: (there is no undistributed net investment income at beginning or end of year)
Beginning of year	201,862,784	296,189,121

End of year	$120,297,763	$201,862,784

[a]	Distributions were decreased by net realized losses of $444 and increased by net realized gains of $960 from security transactions for the years ended December 31, 2002 and December 31, 2001, respectively.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Money Market Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 86% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is to obtain a high level of current income while seeking capital preservation and liquidity.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates value.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
Class 1 Shares:	2002	2001
Shares sold	$25,235,589	$483,483,425
Shares issued in reinvestment of distributions	2,119,892	9,861,631
Shares redeemed	(108,447,276)	(567,014,067)

Net decrease	$(81,091,795)	$(73,669,011)

Class 2 Shares:
Shares sold	$341,277	$1,891,965,521
Shares issued in reinvestment of distributions	7,721	1,039,110
Shares redeemed	(822,224)	(1,913,661,957)

Net decrease	$(473,226)	$(20,657,326)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$371
2008	486
2010	444

$1,301

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$2,127,614	$10,900,741
Long-term capital gains	—	—

	$2,127,614	$10,900,741

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN MONEY MARKET FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Money Market Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN REAL ESTATE FUND

Fund Goals and Primary Investments: Franklin Real Estate Fund seeks capital appreciation, with current income as a secondary goal. The Fund invests primarily in equity securities of companies operating in the real estate sector, primarily equity real estate investment trusts (REITs) and generally in small to medium capitalization companies.

During the 12 months ended December 31, 2002, real estate stocks posted modestly positive returns, marking the third consecutive year that publicly traded real estate stocks, as measured by the Wilshire Real Estate Securities Index, outpaced the Standard & Poor’s 500 Composite Index (S&P 500), Dow Jones Industrial Average and Nasdaq Composite Index. In absolute terms, however, returns for real estate stocks in 2002 were less impressive than in recent years as fundamentals at the operating level deteriorated. For the one-year period ended December 31, 2002, the Wilshire Real Estate Securities Index returned 2.62%, while the S&P 500 returned -22.09%.1

With the exception of the retail sector, occupancies and rents for most operators fell nationwide. Although the rate of decline slowed during the reporting period, the general trend continued to be downward, negatively impacting earnings estimates for many of the companies in the real estate sector. We expect several operators’ earnings to be lower than their 2001 levels and to remain down through 2003. The effects were most striking in the apartment sector, which was negatively affected by slowing job growth and strong competition from single-family housing. Expectations for other sectors also suffered as modest economic improvement had not yet resulted in improving real estate fundamentals.

Despite the less-than-rosy outlook for a number of real estate operators, their stocks performed admirably during 2002. One potential explanation for the group’s resilience is the asset class’s defensive nature and investors’ diminished return expectations. Real estate is often viewed as a lagging, cyclical industry and, true to form, earnings growth declined, but we believe investors found few places offering better relative fundamentals or more visible profiles than real estate stocks. Many real estate operators enjoy the stability of multiple, long-term leases, often backed by letters of credit, with reasonable growth from contractually mandated rent increases, and staggered such that only a modest percentage of their overall portfolio is up for annual renewal. Many investors focused in particular on real estate investment

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

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trusts (REITs), which by mandate must pay out at least 90% of their taxable income to shareholders through a dividend.

At period-end, our largest weighting was in the retail sector, consisting of malls, at 17.9% of the Fund’s total net assets (TNA). Relative to the benchmark Wilshire Real Estate Securities Index, we were overweighted in malls. We are particularly optimistic about the Fund’s mall holdings, as they appear attractively valued, their fundamentals remain intact, and we believe their future growth prospects remain strong. Although the office sector represented the Fund’s second-largest weighting at 16.1% of TNA, we were considerably under the index’s weighting. Office stocks lagged most other property types during the reporting period, largely due to widespread concerns of a protracted slowdown in demand. Even as the economy improves, a “jobless recovery” would not bode well for such companies. However, we continue to believe that certain office real estate securities represent an attractive combination of favorable supply characteristics, secure leases and compelling valuations. Diversified stocks, at 14.8% of TNA, were our third-largest weighting and modestly overweighted relative to the benchmark. This sector, whose focus is not limited to a single property type, offers some of the most attractively valued real estate securities, in our opinion.

At the end of the reporting period, we were also underweighted in the apartment sector, our fourth-largest weighting at 13.2% of TNA. This sector underperformed recently due to a lack of demand for apartments, competition from single-family housing and some modest overbuilding in certain geographic regions. In our opinion, this sector’s performance should improve as the economy recovers, given apartment leases’ short-term nature. Our hotel sector position was underweighted relative to the benchmark. Earlier in 2002, we became increasingly concerned about the effects of a slowing economy on this industry because, of all of the real estate property groups, hotel operations have the most sensitivity to economic changes. We attempted to take advantage of some share price weakness to increase our exposure, as we believed this sector would benefit significantly when the economy recovers.

We initiated several significant positions in the Fund during the year under review. In the retail sector, we bought Ramco-Gershenson Properties Trust, a small-capitalization shopping center REIT, and  The Macerich Co., a regional mall REIT, as both traded at discounts to their peer group at the time of purchase. We also purchased shares of Reckson Associates Realty and Cousins Properties, two office REITs, and Forest City Enterprises, a diversified real estate operating company. Based on our analyses, these companies traded at a discount to their net

Top 10 Holdings

Franklin Real Estate Fund

12/31/02

Security Security Type	% of Total Net Assets

Simon Property Group Inc.	5.0%
Equity REIT – Retail

Vornado Realty Trust	4.3%
Equity REIT – Diversified Property

Equity Office Properties Trust	3.6%
Equity REIT – Office

The Macerich Co.	3.6%
Equity REIT – Retail

Public Storage Inc.	3.5%
Equity REIT – Storage

ProLogis	3.2%
Equity REIT – Industrial

iStar Financial Inc.	2.9%
Equity REIT – Other

Host Marriott Corp.	2.8%
Hotels & Travel

Liberty Property Trust	2.8%
Equity REIT – Diversified Property

Avalonbay Communities Inc.	2.7%
Equity REIT – Apartments

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

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asset value when we purchased them. In the residential area, we purchased an apartment REIT, Camden Property Trust, as well as shares of a manufactured housing REIT, Sun Communities. In the hotel sector, we purchased Hilton Hotels after the stock traded down with the entire hotel group. We also added two homebuilders, Meritage and Lennar, to the Fund. Both stocks had come under pressure and traded at the low end of their historical price/earnings multiples at the time of purchase. In addition, we believe both companies should enjoy above-average earnings growth relative to their peers over the next several years. During the period, we eliminated several positions, most notably First Industrial Realty Trust, a warehouse REIT, and Alexandria Real Estate Equities, an office REIT, which we sold after the stocks met our value-based target price.

Looking ahead, we remain optimistic because real estate securities are reasonably valued in our opinion and should return to more robust operating fundamentals at the property level as demand returns. Although demand for space moderated with the economic malaise, we believe the nascent economic recovery should lead to demand stabilization. In our view, the downturn in fundamentals has been almost solely driven by a lack of demand. This contrasts with previous real estate cycles, which were marked by easy lending and rampant overbuilding. The past three years have led to more disciplined borrowing, which has curtailed overdevelopment. In short, recent trends suggest to us that the supply side of the equation is likely to enjoy less cyclicality, or economic sensitivity, than ever before. In addition, landmark tax legislation, which if passed may eliminate or reduce taxes on dividends, could maintain investor focus on dividend-paying stocks, although it is too early to gauge the prospects for the legislation’s passage or its implication for REITs.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Real Estate Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (1/24/89)

Cumulative Total Return	+2.25%	+13.95%	+162.90%	+262.90%

Average Annual Total Return	+2.25%	+2.65%	+10.15%	+9.69%

Value of $10,000 Investment	$10,225	$11,395	$26,290	$36,290

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin Real Estate Fund – Class 1, the Standard & Poor’s 500 Index and the Wilshire Real Estate Securities Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Real Estate  Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

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Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.14	$17.47	$14.92	$19.93	$25.60

Income from investment operations:
Net investment income[a]	.75	.74	.84	.88	1.45
Net realized and unrealized gains (losses)	(.30)	.65	3.55	(1.77)	(5.60)

Total from investment operations	.45	1.39	4.39	(.89)	(4.15)

Less distributions from:
Net investment income	(.54)	(.72)	(1.15)	(1.73)	(.94)
Net realized gains	—	—	(.69)	(2.39)	(.58)

Total distributions	(.54)	(.72)	(1.84)	(4.12)	(1.52)

Net asset value, end of year	$18.05	$18.14	$17.47	$14.92	$19.93

Total return[b]	2.25%	8.19%	31.95%	(6.14)%	(16.82)%

Ratios/supplemental data
Net assets, end of year (000’s)	$112,991	$134,058	$153,203	$158,553	$282,290
Ratios to average net assets:
Expenses	.57%	.59%	.60%	.58%	.54%
Net investment income	4.23%	4.25%	5.29%	4.83%	5.44%
Portfolio turnover rate	18.13%	34.21%	16.41%	10.27%	13.21%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

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FRANKLIN REAL ESTATE FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.99	$17.38	$14.88	$20.21

Income from investment operations:
Net investment income[a]	.76	.80	.93	1.29
Net realized and unrealized gains (losses)	(.35)	.52	3.41	(2.50)

Total from investment operations	.41	1.32	4.34	(1.21)

Less distributions from:
Net investment income	(.52)	(.71)	(1.15)	(1.73)
Net realized gains	—	—	(.69)	(2.39)

Total distributions	(.52)	(.71)	(1.84)	(4.12)

Net asset value, end of year	$17.88	$17.99	$17.38	$14.88

Total return[b]	2.07%	7.88%	31.59%	(7.66)%

Ratios/supplemental data
Net assets, end of year (000’s)	$249,116	$95,891	$23,743	$2,449
Ratios to average net assets:
Expenses	.82%	.84%	.85%	.83% [d]
Net investment income	3.98%	4.60%	5.75%	8.84% [d]
Portfolio turnover rate	18.13%	34.21%	16.41%	10.27%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized

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See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2002

	SHARES	VALUE

Common Stocks 91.1%
Equity REIT - Apartments 11.2%
Apartment Investment & Management Co., A	195,000	$7,308,600
Archstone-Smith Trust	372,060	8,758,292
Avalonbay Communities Inc.	252,000	9,863,280
Camden Property Trust	170,000	5,610,000
Equity Residential	365,000	8,971,700

		40,511,872

Equity REIT - Diversified Property 11.9%
Bedford Property Investors Inc.	191,280	4,913,983
Crescent Real Estate Equities Co.	171,800	2,858,752
Duke Realty Corp.	34,348	874,157
Glenborough Realty Trust Inc.	498,700	8,886,834
Liberty Property Trust	315,000	10,061,100
Vornado Realty Trust	420,800	15,653,760

		43,248,586

Equity REIT - Health Care 1.2%
Ventas Inc.	220,000	2,519,000
Windrose Medical Properties	180,200	1,856,060

		4,375,060

Equity REIT - Home Builders 1.5%
Lennar Corp.	40,000	2,064,000
[a]Meritage Corp.	98,600	3,317,890

		5,381,890

Equity REIT - Hotels 1.3%
MeriStar Hospitality Corp.	361,200	2,383,920
RFS Hotel Investors Inc.	210,000	2,280,600

		4,664,520

Equity REIT - Industrial 8.2%
AMB Property Corp.	306,200	8,377,632
ProLogis	463,800	11,664,570
PS Business Parks Inc.	300,000	9,540,000

		29,582,202

Equity REIT - Manufactured Homes 3.0%
Manufactured Home Communities Inc.	146,600	4,343,758
Sun Communities Inc.	184,000	6,728,880

		11,072,638

Equity REIT - Office 16.1%
Arden Realty Inc.	227,300	5,034,695
Boston Properties Inc.	120,250	4,432,415
Brandywine Realty Trust	114,400	2,495,064
CarrAmerica Realty Corp.	373,600	9,358,680
Cousins Properties Inc.	262,600	6,486,220
Equity Office Properties Trust	520,652	13,005,887
Reckson Associates Realty Corp.	361,800	7,615,890
SL Green Realty Corp.	209,000	6,604,400
Trizec Properties Inc.	359,200	3,372,888

		58,406,139

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FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Equity REIT - Other 3.5%
Entertainment Properties Trust	90,000	$2,116,800
iStar Financial Inc.	375,000	10,518,750

		12,635,550

Equity REIT - Retail 17.9%
Chelsea Property Group Inc.	75,700	2,521,567
General Growth Properties Inc.	117,200	6,094,400
Glimcher Realty Trust	384,500	6,824,875
The Macerich Co.	422,000	12,976,500
Ramco-Gershenson Properties Trust	257,100	5,077,725
The Rouse Co.	172,000	5,452,400
Simon Property Group Inc.	534,800	18,220,636
Taubman Centers Inc.	469,200	7,615,116

		64,783,219

Equity - Storage 4.1%
Public Storage Inc.	391,200	12,639,672
Shurgard Storage Centers Inc. A	66,900	2,096,646

		14,736,318

Apartments 2.0%
Boardwalk Equities Inc. (Canada)	758,200	7,271,138

Diversified Property 2.9%
Brookfield Properties Corp. (Canada)	185,560	3,748,312
[a]Catellus Development Corp.	179,100	3,555,135
Forest City Enterprises Inc., A	100,000	3,335,000

		10,638,447

Hotels & Travel 6.3%
[a]Candlewood Hotel Co. Inc.	350,000	185,500
[a]Cendant Corp.	742,500	7,781,400
Hilton Hotels Corp.	148,900	1,892,519
[a]Host Marriott Corp.	901,900	7,981,815
Starwood Hotels & Resorts Worldwide Inc.	205,200	4,871,448

		22,712,682

Total Common Stocks (Cost $309,372,118)		330,020,261

Convertible Preferred Stock (Cost $1,503,132) .6%
Hotels & Travel
Host Marriott Corp., 6.75%, cvt. pfd.	56,900	2,122,097

Total Long Term Investments (Cost $310,875,250)		332,142,358

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT	VALUE
Repurchase Agreement (Cost $27,592,915) 7.6%
[b]Joint Repurchase Agreement, 1.144%, 1/2/03, (Maturity Value $27,594,669)	$27,592,915	$27,592,915
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,553,611)
Bank of America Securities LLC (Maturity Value $2,553,611)
Barclays Capital Inc. (Maturity Value $2,553,611)
Bear, Stearns & Co. Inc. (Maturity Value $2,553,611)
BNP Paribas Securities Corp. (Maturity Value $2,553,611)
Deutsche Bank Securities (Maturity Value $2,553,611)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,553,611)
Goldman, Sachs & Co. (Maturity Value $2,553,611)
Lehman Brothers Inc. (Maturity Value $2,058,559)
Morgan Stanley & Co. Inc. (Maturity Value $2,553,611)
USB Warburg LLC (Maturity Value $2,553,611)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $338,468,165) 99.3%		359,735,273
Other Assets, less Liabilities .7%		2,372,166

Net Assets 100.0%		$362,107,439

[a]	Non-income producing
[b]	See Note 1(c) regarding joint repurchase agreement.

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See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$338,468,165

Value	359,735,273
Cash	15,773
Receivables:
Capital shares sold	517,958
Dividends	2,279,136

Total assets	362,548,140

Liabilities:
Payables:
Capital shares redeemed	149,491
Affiliates	256,157
Professional fees	32,100
Other liabilities	2,953

Total liabilities	440,701

Net assets, at value	$362,107,439

Net assets consist of:
Undistributed net investment income	$ 13,858,989
Net unrealized appreciation	21,267,108
Accumulated net realized loss	(3,682,212)
Capital shares	330,663,554

Net assets, at value	$362,107,439

Class 1:
Net assets, at value	$112,991,026

Shares outstanding	6,259,301

Net asset value and offering price per share	$18.05

Class 2:
Net assets, at value	$249,116,413

Shares outstanding	13,936,473

Net asset value and offering price per share	$17.88

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See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$ 13,960,108
Interest	469,606

Total investment income	14,429,714

Expenses:
Management fees (Note 3)	1,598,854
Distribution fees - Class 2 (Note 3)	432,473
Transfer agent fees	3,264
Custodian fees	3,074
Reports to shareholders	56,944
Professional fees	46,420
Trustees’ fees and expenses	2,950
Other	12,256

Total expenses	2,156,235

Net investment income	12,273,479

Realized and unrealized gains (losses):
Net realized gain from investments	9,960,012
Net unrealized depreciation on investments	(21,421,211)

Net realized and unrealized loss	(11,461,199)

Net increase in net assets resulting from operations	$812,280

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See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$12,273,479	$8,507,378
Net realized gain from investments	9,960,012	1,891,909
Net unrealized appreciation (depreciation) on investments	(21,421,211)	5,339,878

Net increase in net assets resulting from operations	812,280	15,739,165
Distributions to shareholders from:
Net investment income:
Class 1	(3,665,154)	(5,720,085)
Class 2	(4,495,007)	(1,934,491)

Total distributions to shareholders	(8,160,161)	(7,654,576)
Capital share transactions: (Note 2)
Class 1	(20,526,649)	(23,904,085)
Class 2	160,033,068	68,822,468

Total capital share transactions	139,506,419	44,918,383
Net increase in net assets	132,158,538	53,002,972
Net assets:
Beginning of year	229,948,901	176,945,929

End of year	$362,107,439	$229,948,901

Undistributed net investment income included in net assets:
End of year	$13,858,989	$9,745,671

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See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Real Estate Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements had been entered into on that date.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

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Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	378,683	$7,219,909	496,158	$8,759,819
Shares issued in reinvestment of distributions	187,668	3,665,154	327,424	5,720,085
Shares redeemed	(1,698,569)	(31,411,712)	(2,199,336)	(38,383,989)

Net decrease	(1,132,218)	$(20,526,649)	(1,375,754)	$(23,904,085)

Class 2 Shares:
Shares sold	9,199,579	$170,461,629	4,223,454	$73,341,370
Shares issued in reinvestment of distributions	232,180	4,495,007	111,498	1,934,491
Shares redeemed	(824,400)	(14,923,568)	(372,218)	(6,453,393)

Net increase	8,607,359	$160,033,068	3,962,734	$68,822,468

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $3,525,702 which may be carried over to offset future capital gains. Such losses expire in 2008.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$8,160,161	$7,654,576
Long-term capital gains	—	—

	$8,160,161	$7,654,576

FRE-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Notes to Financial Statements (continued)

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$338,624,676

Unrealized appreciation	$36,198,299
Unrealized depreciation	(15,087,702)

Net unrealized appreciation	$21,110,597

Undistributed ordinary income	$13,858,989
Undistributed long-term capital gains	—

Distributable earnings	$13,858,989

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $186,538,522 and $49,832,322, respectively.

FRE-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN REAL ESTATE FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Real Estate Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRE-17

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Fund Goal and Primary Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation. Preservation of capital, although not a goal, is also an important consideration. The Fund invests primarily in equity securities of companies that have paid rising dividends, including small capitalization companies.

During 2002, the bear market in U.S. equities broadened, and it did not seem to matter whether companies were large cap or small cap, growth or value, or even what industry or sector they were in. No matter how you sliced it, most stocks ended the year lower than where they began, and almost all major market indexes suffered double-digit declines  during the year. For example, the widely followed Standard & Poor’s 500 Composite Index (S&P 500) declined 22.09% for the year ended December 31, 2002.1 Neither the S&P Midcap 400 Index nor the S&P Smallcap 600 Index fared much better, declining 14.52% and 14.63% during the same time.1 Within this environment, we are pleased to report that Franklin Rising Dividends Securities Fund performed reasonably well, posting a modest decline and significantly outperforming its benchmark, the Russell Midcap® Value Index, which fell 9.64% for the year under review.1

In this very difficult market environment, six of the Fund’s top ten positions on December 31, 2001, generated positive total returns for 2002, while the loss for each of the other four stocks was less than 10%. The best performing stock among the top ten was Alberto-Culver. Led by strong growth in its beauty supply distribution segment, Alberto-Culver continued to report solid, double-digit earnings growth in 2002. The company also increased its dividend for the 18th consecutive year.  Graco’s stock did well as the company expanded operating margins and generated solid, double-digit growth in earnings per share and operating cash flow. Washington Mutual’s stock price reacted positively to the relatively stable interest rate environment during the year, despite expectations by some that interest rates might rise. The company has increased its dividend every quarter since fourth quarter 1995. Reynolds & Reynolds’ stock price appreciated largely due to investors’  anticipation that the company’s growth rate would accelerate as the company rolls out its new suite of information management solutions for automotive retailers. Family Dollar Stores’ stock rose as the

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FRD-1

company continued to gain recognition for its consistently strong sales and earnings growth record. Family Dollar has increased its dividend for 26 consecutive years. Diebold’s stock price increased modestly as investors seemed pleased with the initial success of its new electronic voting machine business. Diebold has an exceptional record of 49 consecutive annual dividend increases.

Of the Fund’s ten largest positions at the beginning of the fiscal year, nine remained on the list at year-end. Most of these companies reported solid operating results in 2002 and continued to be well positioned  for the future, in our opinion. Despite these stocks’ strong relative performance in 2002, we believe their valuations remain reasonable.

Other holdings include several stocks in which we accumulated relatively large positions. During the year, we significantly increased our Fannie Mae and Roper Industries positions. Fannie Mae continued its long string of quarterly, double-digit percentage, earnings-per-share increases during 2002 and appeared to be in good position to continue this record. Despite its success in managing through many previous  interest rate cycles, Fannie Mae’s stock price was under pressure as investors worried about the impact that the recent surge in mortgage prepayments could have on its earnings. At period-end, its price-to-earnings ratio was close to the low end of its 10-year historical range, and Fannie Mae has 16 years of dividend increases. Roper is a diversified industrial company with a track record of generating cash from its business portfolio and reinvesting that cash in higher growth opportunities. Roper has increased its dividend every year since it reemerged as a public company in 1992.

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also realize stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment “screens,” or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price-to-earnings  ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

Notable year-over-year dividend increases during the year ended December 31, 2002, came from National Commerce Financial (+13%), Donaldson Company (+13%), Mercury General (+13%), RLI Corp. (+13%), and Graco (+13%).

Top 10 Holdings

Franklin Rising Dividends

Securities Fund

12/31/02

Company Sector/Industry	% of Total Net Assets

Alberto-Culver Co., A	4.9%
Consumer Non-Durables

Family Dollar Stores Inc.	4.4%
Retail Trade

Diebold Inc.	4.3%
Electronic Technology

Washington Mutual Inc.	4.2%
Finance

Reynolds & Reynolds Co., A	3.9%
Technology Services

West Pharmaceutical Services Inc.	3.8%
Health Technology

Graco Inc.	3.6%
Producer Manufacturing

Teleflex Inc.	3.5%
Producer Manufacturing

National Commerce Financial Corp.	3.4%
Finance

AFLAC Inc.	3.2%
Finance

The dollar value, number of shares or

principal amount, and complete legal

titles of all portfolio holdings are listed in

the Fund’s Statement of Investments.

FRD-2

Our 10 largest positions at period-end comprised 39.2% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in the aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 19 years in a row and by 260% in the past 10 years. Their most recent dividend increases averaged 9.4%, for a yield of 1.8% on December 31, 2002, and a dividend payout ratio of 25%. Long-term debt averaged 16% of capitalization, and the average price/earnings ratio was 15.5 on calendar 2003 estimates versus 16.6 for that of the unmanaged S&P 500 on the same date. In our opinion, these companies are representative of the portfolio’s fundamentally high quality. We also believe that, over the long haul, companies that increase cash payments to shareholders, year after year, will be superior builders of wealth.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-3

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Rising Dividends Securities Fund – Class 1 Periods ended 12/31/02
	1-Year	5-Year	10-Year	Since Inception (1/27/92)

Cumulative Total Return	-1.32%	+31.36%	+160.67%	+186.21%

Average Annual Total Return	-1.32%	+5.61%	+10.05%	+10.10%

Value of $10,000 Investment	$9,868	$13,136	$26,067	$28,621

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin Rising Dividends Securities Fund – Class 1 and the Russell Midcap Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FRD-4

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.19	$13.23	$13.61	$18.11	$19.68

Income from investment operations:
Net investment income[a]	.16	.18	.20	.22	.23
Net realized and unrealized gains (losses)	(.30)	1.60	2.18	(1.57)	1.07

Total from investment operations	(.14)	1.78	2.38	(1.35)	1.30

Less distributions from:
Net investment income	(.19)	(.01)	(.50)	(.29)	(.22)
Net realized gains	(.29)	(.81)	(2.26)	(2.86)	(2.65)

Total distributions	(.48)	(.82)	(2.76)	(3.15)	(2.87)

Net asset value, end of year	$13.57	$14.19	$13.23	$13.61	$18.11

Total return[b]	(1.32)%	13.90%	21.05%	(9.70)%	6.92%
Ratios/supplemental data
Net assets, end of year (000's)	$292,881	$347,336	$363,485	$450,549	$751,869
Ratios to average net assets:
Expenses	.78%	.76%	.78%	.75%	.72%
Net investment income	1.11%	1.36%	1.66%	1.35%	1.20%
Portfolio turnover rate	14.06%	11.78%	12.26%	5.32%	26.44%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include and fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the fund serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRD-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Highlights

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.09	$13.18	$13.56	$18.28

Income from investment operations:
Net investment income[a]	.13	.15	.17	.17
Net realized and unrealized gains (losses)	(.31)	1.58	2.17	(1.74)

Total from investment operations	(.18)	1.73	2.34	(1.57)

Less distributions from:
Net investment income	(.18)	(.01)	(.46)	(.29)
Net realized gains	(.29)	(.81)	(2.26)	(2.86)

Total distributions	(.47)	(.82)	(2.72)	(3.15)

Net asset value, end of year	$13.44	$14.09	$13.18	$13.56

Total return[b]	(1.58)%	13.57%	20.71%	(10.84)%
Ratios/supplemental data
Net assets, end of year (000's)	$63,879	$11,831	$1,041	$549
Ratios to average net assets:
Expenses	1.03%	1.01%	1.03%	1.01% [d]
Net investment income	.86%	1.13%	1.44%	1.15% [d]
Portfolio turnover rate	14.06%	11.78%	12.26%	5.32%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the fund serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized

FRD-6

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, December 31, 2002

	SHARES	VALUE

Common Stocks 97.3%
Commercial Services 1.1%
ABM Industries Inc.	264,000	$4,092,000

Consumer Durables 5.3%
Leggett & Platt Inc.	487,500	10,939,500
Russ Berrie & Co. Inc.	231,400	7,816,692

		18,756,192

Consumer Non-Durables 8.6%
Alberto-Culver Co., A	360,300	17,506,977
Lancaster Colony Corp.	92,800	3,626,624
Philip Morris Cos. Inc.	48,000	1,945,440
Superior Uniform Group Inc.	276,600	3,427,074
Universal Corp.	115,800	4,279,968

		30,786,083

Electronic Technology 5.5%
Cohu Inc.	279,400	4,107,180
Diebold Inc.	374,900	15,453,378

		19,560,558

Energy Minerals .9%
Royal Dutch Petroleum Co., N.Y. shs. (Netherlands)	70,300	3,094,606

Finance 28.7%
AFLAC Inc.	375,600	11,313,072
American International Group Inc.	163,855	9,479,012
Arthur J. Gallagher & Co.	233,000	6,845,540
Fannie Mae	163,200	10,498,656
Mercantile Bankshares Corp.	197,525	7,622,490
Mercury General Corp.	87,200	3,276,976
National Commerce Financial Corp.	504,200	12,025,170
Old Republic International Corp.	195,000	5,460,000
Peoples Bancorp Inc.	44,700	1,144,320
RLI Corp.	252,512	7,045,085
State Street Corp.	75,400	2,940,600
TrustCo Bank Corp. NY	328,588	3,542,178
U.S. Bancorp	87,749	1,862,034
Washington Mutual Inc.	429,300	14,823,729
Wilmington Trust Corp.	139,000	4,403,520

		102,282,382

Health Technology 7.0%
Becton, Dickinson & Co.	103,300	3,170,277
Hillenbrand Industries Inc.	105,000	5,072,550
Pall Corp.	169,600	2,828,928
West Pharmaceutical Services Inc.	562,800	13,732,320

		24,804,075

Non-Energy Minerals 1.7%
Nucor Corp.	149,800	6,186,740

Process Industries 5.6%
Bemis Co. Inc.	98,600	4,893,518
Brady Corp., A	134,400	4,482,240

FRD-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Process Industries (cont.)
Donaldson Co. Inc.	104,900	$3,776,400
Myers Industries Inc.	641,147	6,860,273

		20,012,431

Producer Manufacturing 22.1%
Baldor Electric Co.	199,833	3,946,701
Carlisle Cos. Inc.	154,300	6,384,934
CIRCOR International Inc.	255,350	4,060,065
Dover Corp.	210,600	6,141,096
General Electric Co.	435,000	10,592,250
Graco Inc.	447,075	12,808,699
Kaydon Corp.	213,600	4,530,456
Roper Industries Inc.	211,300	7,733,580
Superior Industries International Inc.	248,400	10,273,824
Teleflex Inc.	287,900	12,348,031

		78,819,636

Retail Trade 6.9%
Family Dollar Stores Inc.	501,600	15,654,936
Fresh Brands Inc.	227,700	3,757,050
Limited Brands Inc.	379,046	5,280,111

		24,692,097

Technology Services 3.9%
Reynolds & Reynolds Co., A	543,600	13,845,492

Total Common Stocks (Cost $ 255,726,877)		346,932,292

Short Term Investments (Cost $9,352,178) 2.6%
[a]Franklin Institutional Fiduciary Trust Money Market Portfolio	9,352,178	9,352,178

Total Investments (Cost $265,079,055) 99.9%		356,284,470
Other Assets, less Liabilities .1%		475,127

Net Assets 100.0%		$356,759,597

[a]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FRD-8See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$265,079,055

Value	356,284,470
Receivables:
Capital shares sold	261,266
Dividends	624,932

Total assets	357,170,668

Liabilities:
Payables:
Capital shares redeemed	138,592
Affiliates	250,744
Other liabilities	21,735

Total liabilities	411,071

Net assets, at value	$356,759,597

Net assets consist of:
Undistributed net investment income	$4,002,858
Net unrealized appreciation	91,205,415
Accumulated net realized loss	11,960,507
Capital shares	249,590,817

Net assets, at value	$356,759,597

Class 1:
Net assets, at value	$292,880,731

Shares outstanding	21,580,705

Net asset value and offering price per share	$13.57

Class 2:
Net assets, at value	$ 63,878,866

Shares outstanding	4,751,798

Net asset value and offering price per share	$13.44

FRD-9

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$6,934,240

Expenses:
Management fees (Note 3)	2,721,160
Distribution fees - Class 2 (Note 3)	81,617
Transfer agent fees	4,354
Custodian fees	3,548
Reports to shareholders	72,775
Professional fees	26,248
Trustees' fees and expenses	3,768
Other	15,469

Total expenses	2,928,939

Net investment income	4,005,301

Realized and unrealized gains (losses):
Net realized gain from investments	12,430,771
Net unrealized depreciation on investments	(21,892,359)

Net realized and unrealized loss	(9,461,588)

Net decrease in net assets resulting from operations	$(5,456,287)

FRD-10

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$4,005,301	$4,798,342
Net realized gain from investments	12,430,771	7,477,923
Net unrealized appreciation (depreciation) on investments	(21,892,359)	33,117,628

Net increase (decrease) in net assets resulting from operations	(5,456,287)	45,393,893
Distributions to shareholders from:
Net investment income:
Class 1	(4,426,633)	(287,341)
Class 2	(372,154)	(2,621)
Net realized gains:
Class 1	(6,786,420)	(20,433,946)
Class 2	(588,470)	(186,374)

Total distributions to shareholders	(12,173,677)	(20,910,282)
Capital share transactions: (Note 2)
Class 1	(39,872,739)	(39,938,709)
Class 2	55,095,055	10,096,993

Total capital share transactions	15,222,316	(29,841,716)
Net decrease in net assets	(2,407,648)	(5,358,105)
Net assets:
Beginning of year	359,167,245	364,525,350

End of year	$356,759,597	$359,167,245

Undistributed net investment income included in net assets:
End of year	$4,002,858	$4,796,344

FRD-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Rising Dividends Securities Fund (the Fund) included in this report is diversified. Shares of the fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 91% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRD-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	1,165,077	$17,506,981	2,293,568	$31,059,696
Shares issued in reinvestment of distributions	741,604	11,213,053	1,561,514	20,721,286
Shares redeemed	(4,810,513)	(68,592,773)	(6,846,242)	(91,719,691)

Net decrease	(2,903,832)	$(39,872,739)	(2,991,160)	$(39,938,709)

Class 2 Shares:
Shares sold	4,272,940	$59,907,271	2,084,799	$27,935,810
Shares issued in reinvestment of distributions	64,042	960,624	14,329	188,994
Shares redeemed	(425,107)	(5,772,840)	(1,338,138)	(18,027,811)

Net increase	3,911,875	$55,095,055	760,990	$10,096,993

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisory Services based on the net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.75%	First $500 million
.625%	Over $500 million, up to and including $1 billion
.50%	Over $1 billion

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

FRD-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to the differing treatment of wash sales.

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$4,798,787	$2,341,023
Long-term capital gains	7,374,890	18,569,259

	$12,173,677	$20,910,282

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$265,547,099

Unrealized appreciation	$99,417,111
Unrealized depreciation	(8,679,740)

Net unrealized appreciation	$90,737,371

Undistributed ordinary income	$4,038,995
Undistributed long-term capital gains	12,392,415

Distributable earnings	$16,431,410

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $57,888,363 and $50,396,818, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the advisor). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.[ The Fund earned $155,980 of dividend income from investment in the Sweep Money Fund.]

FRD-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Rising Dividends Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRD-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN RISING DIVIDENDS SECURITIES FUND

Tax Designation (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $12,394,635 as capital gain dividend for the fiscal year ended December 31, 2002.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FRD-16

FRANKLIN S&P 500 INDEX FUND

Fund Goal and Primary Investments: Franklin S&P 500 Index Fund seeks to match the performance of the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) before the deduction of Fund expenses.1

As of June 1, 2002, the Fund closed to all new investments, except for the automatic reinvestment of any net investment income and capital gains. On December 13, 2001, the Board of Trustees of FTVIP approved a proposal to liquidate the Fund, which is expected to occur in 2003. Please refer to the Fund’s prospectus for more details.

The year under review was difficult for U.S. stock markets as uncertainty surrounding the economic recovery, geopolitical instability at home and abroad, and a string of corporate scandals combined to weaken investor confidence, leading to a third consecutive negative year for the S&P 500 Index and other major domestic equity indexes. After barely positive returns in 2002’s first quarter, the S&P 500 Index muddled through a painful six months losing more than 28% between April and September. However, a strong rebound occurred in 2002’s fourth quarter, resulting in a 13.73% rise from its October 9 nadir through year-end. Overall however, the S&P 500 Index posted a -22.09% cumulative total return for the year ended December 31, 2002.1

Likewise, the S&P 400 Midcap Index, Dow Jones Industrial Average, Nasdaq Composite Index, and Russell 1000® and 2000 Indexes all experienced similar patterns of volatility as the S&P 500 Index, and returned -14.52%, -14.98%, -31.13%, -21.65% and -20.48%, respectively, for the year under review.1

Franklin S&P 500 Index Fund has been managed with a full replication technique. With this passive strategy, the Fund generally holds each constituent of the index, with the exception of some minor securities, in its approximate capitalization weight. We believe this replication technique allows the Fund to more tightly track the S&P 500 Index, with performance discrepancies generally attributable to the Fund’s cash flow, fees and trading expenses. Fund performance is reported after fees and expenses, while the S&P 500 Index serves as an unmanaged benchmark and includes reinvested dividends. Positive cash flow in a down market such as 2002 will provide positive tracking (deviation between the Fund and the S&P 500 Index which is beneficial to the Fund) that will help offset fees and expenses.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FSP-1

During 2002, Standard & Poor’s made a significant change to the S&P 500 Index, removing all foreign-domiciled issues, which affected seven stocks. Additionally, there were 17 other deletions and additions to the Fund’s portfolio between January 1 and December 31, 2002, based upon S&P 500 Index rebalancing activity. Deletions generally occur because of merger and acquisition activity, bankruptcies and restructurings, or lack of representation. Whenever a company is deleted from the index, Standard & Poor’s adds another company to keep the number of index constituents at 500.

Going forward, economic signals are mixed as we look toward 2003. The Republican dominance of fall 2002 Senate elections suggests there could be fiscal stimulus totaling $50-$100 billion or more in an attempt to boost 2003 activity. However, gross domestic product growth could remain weak in the near term, perhaps even in the sub-2% range. As the Fund approaches its liquidation date, shareholders may withdraw assets in anticipation of that liquidation. Accordingly, while we intend to continue to keep the Fund’s passively managed portfolio nearly fully invested in the constituent common stocks of the S&P 500 Index, we may increase our use of financial futures to maintain exposure to the S&P 500 Index. Fund performance should, however, continue to generally follow the performance of the S&P 500 Index, before the deduction of Fund expenses.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings
Franklin S&P 500 Index Fund
12/31/02

Company Sector/Industry	% of Total Net Assets

Microsoft Corp.	3.2%
Technology Services

General Electric Co.	2.8%
Producer Manufacturing

Exxon Mobil Corp.	2.7%
Energy Minerals

Wal-Mart Stores Inc.	2.6%
Retail Trade

Pfizer Inc.	2.2%
Health Technology

Citigroup Inc.	2.1%
Finance

Johnson & Johnson Inc.	1.8%
Health Technology

American International Group Inc.	1.7%
Finance

International Business Machines Corp.	1.5%
Technology Services

Merck & Co. Inc.	1.5%
Health Technology

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed  in
the Fund’s Statement of Investments.

FSP-2

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin S&P 500 Index Fund – Class 1
Periods ended 12/31/02
	1-Year	3-Year	Since Inception (11/1/99)

Cumulative Total Return	-22.23%	-37.58%	-34.08%

Average Annual Total Return	-22.23%	-14.54%	-12.33%

Value of $10,000 Investment	$7,777	$6,242	$6,592

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (11/1/99–12/31/02)

The graph compares the performance of Franklin S&P 500 Index  Fund – Class 1 and the Standard & Poor’s 500 Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin S&P 500 Index Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

                                                                                                     FSP-3

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$8.39	$9.66	$10.56	$10.00

Income from investment operations:
Net investment income[a]	.09	.09	.11	.03
Net realized and unrealized gains (losses)	(1.94)	(1.28)	(1.00)	.53

Total from investment operations	(1.85)	(1.19)	(.89)	.56

Less distributions from net investment income	(.10)	(.08)[d]	(.01)	—

Net asset value, end of year	$6.44	$8.39	$9.66	$10.56

Total return[b]	(22.23)%	(12.31)%	(8.47)%	5.60%

Ratios/supplemental data
Net assets, end of year (000's)	$20,232	$43,643	$45,106	$14,888
Ratios to average net assets:
Expenses	.28%	.36%	.32%	.55%[e]
Expenses excluding waiver and payments by affiliate	.28%	.36%	.32%	.98%[e]
Net investment income	1.29%	1.05%	1.06%	1.77%
Portfolio turnover rate	28.69%	23.15%	15.85%	—%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the fund serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period November 1, 1999 (effective date) to December 31, 1999.
[d]	Includes distributions of capital gains in the amount of $.002.
[e]	Annualized

FSP-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$8.37	$9.63	$10.55	$10.00

Income from investment operations:
Net investment income[a]	.08	.06	.08	.04
Net realized and unrealized gains (losses)	(1.94)	(1.27)	(1.00)	.51

Total from investment operations	(1.86)	(1.21)	(.92)	.55

Less distributions from net investment income	(.10)	(.05)[d]	—[e]	—

Net asset value, end of year	$6.41	$8.37	$9.63	$10.55

Total return[b]	(22.41)%	(12.72)%	(8.70)%	5.50%

Ratios/supplemental data
Net assets, end of year (000’s)	$5,965	$1,592	$80	$88
Ratios to average net assets:
Expenses	.53%	.61%	.59%	.80%[f]
Expenses excluding waiver and payments by affiliate	.53%	.61%	.59%	1.23%[f]
Net investment income	1.04%	.77%	.81%	2.17%
Portfolio turnover rate	28.69%	23.15%	15.85%	—%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the fund serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period November 1, 1999 (effective date) to December 31, 1999.
[d]	Includes distributions of capital gains in the amount of $.002.
[e]	Includes distributions of net investment income in the amount of $.002.
[f]	Annualized

FSP-5

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002

	SHARES	VALUE

Common Stocks 93.2%
Commercial Services .7%
Deluxe Corp.	200	$8,420
Equifax Inc.	400	9,256
Interpublic Group of Cos. Inc.	1,200	16,896
The McGraw-Hill Cos. Inc.	600	36,264
Moody’s Corp.	400	16,516
Omnicom Group Inc.	530	34,238
R.R. Donnelley & Sons Co.	400	8,708
[a]Robert Half International Inc.	600	9,666
[a]Sabre Holdings Corp., A	461	8,349
[a]Sungard Data Systems Inc.	900	21,204
[a]TMP Worldwide Inc.	400	4,524

		174,041

Communications 3.9%
Alltel Corp.	900	45,900
AT&T Corp.	2,303	60,131
[a]AT&T Wireless Services Inc.	8,271	46,731
BellSouth Corp.	5,551	143,604
CenturyTel Inc.	400	11,752
Citizens Communications Co., B	800	8,440
[a]Nextel Communications Inc., A	2,800	32,340
[a]Qwest Communications International Inc.	5,174	25,870
SBC Communications Inc.	9,983	270,639
[a]Sprint Corp. (PCS Group)	3,000	13,140
Sprint Corp. (FON Group)	2,716	39,328
Verizon Communications Inc.	8,277	320,734

		1,018,609

Consumer Durables 1.5%
The Black & Decker Corp.	200	8,578
Brunswick Corp.	300	5,958
Centex Corp.	200	10,040
Cooper Tire & Rubber Co.	300	4,602
Eastman Kodak Co.	900	31,536
[a]Electronic Arts Inc.	400	19,908
Ford Motor Co.	5,573	51,829
Fortune Brands Inc.	400	18,604
General Motors Corp.	1,648	60,745
Goodyear Tire & Rubber Co.	600	4,086
Harley-Davidson Inc.	900	41,580
Hasbro Inc.	600	6,930
International Game Technology	200	15,184
KB Home	100	4,285
Leggett & Platt Inc.	600	13,464
Mattel Inc.	1,300	24,895
Maytag Corp.	200	5,700
Newell Rubbermaid Inc.	800	24,264
Pulte Homes Inc.	200	9,574
Snap-on Inc.	200	5,622
Stanley Works	300	10,374
Tupperware Corp.	200	3,016
Whirlpool Corp.	200	10,444

		391,218

FSP-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Consumer Non-Durables 8.1%
Alberto-Culver Co., B	200	$10,080
[a]American Greetings Corp., A	200	3,160
Anheuser-Busch Cos. Inc.	2,600	125,840
Avon Products Inc.	700	37,709
Brown-Forman Corp., B	200	13,072
Campbell Soup Co.	1,249	29,314
Cintas Corp.	500	22,875
Clorox Co.	700	28,875
Coca-Cola Co.	7,492	328,299
Coca-Cola Enterprises Inc.	1,400	30,408
Colgate-Palmolive Co.	1,600	83,888
ConAgra Foods Inc.	1,600	40,016
Adolph Coors Co., B	100	6,125
General Mills Inc.	1,100	51,645
Gillette Co.	3,216	97,638
H.J. Heinz Co.	1,000	32,870
Hershey Foods Corp.	439	29,606
International Flavors & Fragrances Inc.	300	10,530
Jones Apparel Group Inc.	400	14,176
Kellogg Co.	1,200	41,124
Kimberly-Clark Corp.	1,516	71,965
Liz Claiborne Inc.	300	8,895
Nike Inc., B	800	35,576
Pepsi Bottling Group Inc.	800	20,560
PepsiCo Inc.	5,211	220,008
Philip Morris Cos. Inc.	6,243	253,029
Procter & Gamble Co.	3,900	335,166
R.J. Reynolds Tobacco Holdings Inc.	300	12,633
[a]Reebok International Ltd.	200	5,880
Sara Lee Corp.	2,398	53,979
UST Inc.	500	16,715
V.F. Corp.	300	10,815
Wm. Wrigley Jr. Co.	700	38,416

		2,120,887

Consumer Services 4.8%
[a]AOL Time Warner Inc.	13,518	177,086
[a]Apollo Group Inc., A	500	22,000
Carnival Corp.	1,724	43,014
[a]Cendant Corp.	3,200	33,536
[a]Clear Channel Communications Inc.	1,847	68,875
[a]Comcast Corp.	6,944	163,670
Darden Restaurants Inc.	500	10,225
The Walt Disney Co.	6,159	100,453
Dow Jones & Co. Inc.	200	8,646
[a]eBay Inc.	900	61,038
Gannett Co. Inc.	838	60,168
H&R Block Inc.	500	20,100
[a]Harrah’s Entertainment Inc.	300	11,880
Hilton Hotels Corp.	1,100	13,981
Knight-Ridder Inc.	244	15,433
Marriott International Inc., A	700	23,009

FSP-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Consumer Services (cont.)
McDonald’s Corp.	3,905	$62,792
Meredith Corp.	100	4,111
The New York Times Co., A	400	18,292
[a]Starbucks Corp.	1,200	24,456
Starwood Hotels & Resorts Worldwide Inc	600	14,244
Tribune Co.	880	40,005
[a]Univision Communications Inc., A	700	17,150
[a]Viacom Inc., B	5,295	215,824
Wendy’s International Inc.	300	8,121
aYum! Brands Inc.	900	21,798

		1,259,907

Distribution Services .8%
AmerisourceBergen Corp.	359	19,497
Cardinal Health Inc.	1,350	79,907
Genuine Parts Co.	500	15,400
W.W. Grainger Inc.	300	15,465
McKesson Corp.	900	24,327
SUPERVALU Inc.	400	6,604
Sysco Corp.	2,000	59,580

		220,780

Electronic Technology 8.1%
[a]ADC Telecommunications Inc.	3,000	6,270
[a]Advanced Micro Devices Inc.	1,200	7,752
[a]Agilent Technologies Inc.	1,412	25,360
[a]Altera Corp.	1,200	14,808
[a]Analog Devices Inc.	1,100	26,257
[a]Andrew Corp.	400	4,112
[a]Apple Computer Inc.	1,100	15,763
[a]Applied Materials Inc.	4,900	63,847
[a]Applied Micro Circuits Corp.	1,000	3,690
[a]Avaya Inc.	994	2,435
[a]Boeing Co.	2,520	83,135
[a]Broadcom Corp., A	858	12,921
[a]CIENA Corp.	1,200	6,168
[a]Cisco Systems Inc.	21,818	285,816
[a]Comverse Technology Inc.	700	7,014
[a]Corning Inc.	3,398	11,247
[a]Dell Computer Corp.	7,762	207,556
[a]EMC Corp.	6,620	40,647
[a]Gateway Inc.	1,000	3,140
General Dynamics Corp.	636	50,479
Goodrich Corp.	400	7,328
Hewlett-Packard Co.	9,244	160,476
Intel Corp.	19,910	309,999
[a]Jabil Circuit Inc.	600	10,752
[a]JDS Uniphase Corp.	4,100	10,127
[a]KLA-Tencor Corp.	600	21,222
[a]Lexmark International Inc.	400	24,200
Linear Technology Corp.	900	23,148
Lockheed Martin Corp.	1,400	80,850

FSP-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Electronic Technology (cont.)
[a]LSI Logic Corp.	1,200	$6,924
[a]Lucent Technologies Inc.	10,338	13,026
Maxim Integrated Products Inc.	1,000	33,040
[a]Micron Technology Inc.	1,900	18,506
Motorola Inc.	7,038	60,879
[a]National Semiconductor Corp.	500	7,505
[a]NCR Corp.	300	7,122
[a]Network Appliance Inc.	1,000	10,000
Northrop Grumman Corp.	518	50,273
[a]Novellus Systems Inc.	400	11,232
[a]Nvidia Corp.	400	4,604
PerkinElmer Inc.	468	3,861
[a]PMC-Sierra Inc. (Canada)	700	3,892
[a]QLogic Corp.	300	10,353
[a]QUALCOMM Inc.	2,400	87,336
Raytheon Co.	1,200	36,900
Rockwell Automation Inc.	600	12,426
Rockwell Collins Inc.	600	13,956
[a]Sanmina-Sci Corp.	1,872	8,405
Scientific-Atlanta Inc.	400	4,744
[a]Solectron Corp.	2,400	8,520
[a]Sun Microsystems Inc.	9,334	29,029
Symbol Technologies Inc.	850	6,987
[a]Tektronix Inc.	300	5,457
[a]Tellabs Inc.	1,400	10,178
[a]Teradyne Inc.	500	6,505
Texas Instruments Inc.	5,148	77,271
[a]Thermo Electron Corp.	500	10,060
[a]Waters Corp.	400	8,712
[a]Xerox Corp.	2,216	17,839
[a]Xilinx Inc.	1,000	20,600

		2,132,661

Energy Minerals 4.8%
Amerada Hess Corp.	300	16,515
Anadarko Petroleum Corp.	700	33,530
Apache Corp.	470	26,785
Ashland Inc.	200	5,706
Burlington Resources Inc.	600	25,590
ChevronTexaco Corp.	3,199	212,670
ConocoPhillips	1,996	96,586
Devon Energy Corp.	500	22,950
EOG Resources Inc.	300	11,976
Exxon Mobil Corp.	20,256	707,745
Kerr-McGee Corp.	342	15,151
Marathon Oil Corp.	1,000	21,290
Occidental Petroleum Corp.	1,100	31,295
Sunoco Inc.	200	6,636
Unocal Corp.	800	24,464

		1,258,889

FSP-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Finance 19.1%
Ace Ltd. (Bermuda)	800	$23,472
AFLAC Inc.	1,592	47,951
Allstate Corp.	2,075	76,754
AMBAC Financial Group Inc.	294	16,535
American Express Co.	3,923	138,678
American International Group Inc.	7,850	454,122
AmSouth Bancorp	1,100	21,120
AON Corp.	900	17,001
Bank of America Corp.	4,516	314,178
Bank of New York Co. Inc.	2,182	52,281
Bank One Corp.	3,482	127,267
BB&T Corp.	1,400	51,786
The Bear Stearns Cos. Inc.	300	17,820
Capital One Financial Corp.	700	20,804
Charles Schwab Corp.	4,128	44,789
Charter One Financial Inc.	636	18,272
Chubb Corp.	500	26,100
Cincinnati Financial Corp.	500	18,775
Citigroup Inc.	15,496	545,304
Comerica Inc.	500	21,620
Countrywide Financial Corp.	400	20,660
Equity Office Properties Trust	1,200	29,976
Equity Residential	800	19,664
Fannie Mae	3,009	193,569
Fifth Third Bancorp	1,712	100,238
First Tennessee National Corp.	400	14,376
Fleet Boston Financial Corp.	3,135	76,180
Franklin Resources Inc.	800	27,264
Freddie Mac	2,065	121,938
Golden West Financial Corp.	443	31,812
Goldman Sachs Group Inc.	1,400	95,340
Hartford Financial Services Group Inc.	700	31,801
Household International Inc.	1,433	39,852
Huntington Bancshares Inc.	780	14,594
Jefferson-Pilot Corp.	450	17,149
John Hancock Financial Services Inc.	900	25,110
JP Morgan Chase & Co.	6,038	144,912
KeyCorp	1,300	32,682
Lehman Brothers Holdings Inc.	700	37,303
Lincoln National Corp.	500	15,790
Loews Corp.	600	26,676
Marsh & McLennan Cos. Inc.	1,608	74,306
Marshall & Ilsley Corp.	600	16,428
MBIA Inc.	450	19,737
MBNA Corp.	3,852	73,265
Mellon Financial Corp.	1,257	32,820
Merrill Lynch & Co. Inc.	2,631	99,846
MetLife Inc.	2,100	56,784
MGIC Investment Corp.	300	12,390
Morgan Stanley	3,292	131,417
National City Corp.	1,849	50,515

FSP-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

		SHARES	VALUE

Common Stocks (cont.)
Finance (cont.)
	North Fork Bancorp. Inc.	500	$16,870
	Northern Trust Corp.	640	22,432
	Plum Creek Timber Co. Inc.	600	14,160
	PNC Financial Services Group	873	36,579
	Principal Financial Group	1,000	30,130
	The Progressive Corp.	632	31,366
[a]	Providian Financial Corp.	1,043	6,769
	Prudential Financial Inc.	1,700	53,958
	Regions Financial Corp.	628	20,950
	Ryder Systems Inc.	200	4,488
	SAFECO Corp.	400	13,868
	Simon Property Group Inc.	600	20,442
	SLM Corp.	500	51,930
	Southtrust Corp.	1,100	27,335
	St. Paul Cos. Inc.	700	23,835
	State Street Corp.	1,000	39,000
	Stilwell Financial Inc.	700	9,149
	SunTrust Banks Inc.	800	45,536
	Synovus Financial Corp.	900	17,460
	T. Rowe Price Group Inc.	400	10,912
	Torchmark Corp.	300	10,959
[a]	Travelers Property Casualty Corp., B	3,025	44,316
	Union Planters Corp.	600	16,884
	Unumprovident Corp.	800	14,032
	U.S. Bancorp	5,775	122,546
	Wachovia Corp.	4,087	148,930
	Washington Mutual Inc.	2,824	97,513
	Wells Fargo & Co.	5,097	238,896
	XL Capital Ltd., A (Bermuda)	400	30,900
	Zions Bancorp	300	11,805

			4,972,973

	Health Services 1.2%
	Aetna Inc.	400	16,448
[a]	Anthem Inc.	400	25,160
	CIGNA Corp.	421	17,312
	HCA Inc.	1,535	63,702
	Health Management Associates Inc., A	700	12,530
[a]	HealthSouth Corp.	1,400	5,880
[a]	Humana Inc.	600	6,000
	IMS Health Inc.	900	14,400
[a]	Manor Care Inc.	300	5,583
[a]	Quest Diagnostics Inc.	300	17,070
[a]	Quintiles Transnational Corp.	300	3,630
[a]	Tenet Healthcare Corp.	1,550	25,420
	United Health Group Inc.	900	75,150
[a]	Wellpoint Health Networks Inc.	400	28,464

			316,749

	Health Technology 12.2%
	Abbott Laboratories	4,726	189,040
	Allergan Inc.	400	23,048
	Amgen Inc.	3,912	189,106

FSP-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Health Technology (cont.)
	Applera Corp-Applied Biosystems Group	700	$12,278
	Bausch & Lomb Inc.	200	7,200
	Baxter International Inc.	1,800	50,400
	Becton, Dickinson & Co.	800	24,552
[a]	Biogen Inc.	400	16,024
	Biomet Inc.	825	23,645
[a]	Boston Scientific Corp.	1,200	51,024
	Bristol-Myers Squibb Co.	5,828	134,918
	C.R. Bard Inc.	100	5,800
[a]	Chiron Corp.	600	22,560
	Eli Lilly & Co.	3,387	215,075
[a]	Forest Laboratories Inc.	500	49,110
[a]	Genzyme Corp-General Division	600	17,742
[a]	Guidant Corp.	945	29,153
	Johnson & Johnson Inc.	8,958	481,134
[a]	King Pharmaceuticals Inc.	800	13,752
[a]	Medimmune Inc.	800	21,736
	Medtronic Inc.	3,673	167,489
	Merck & Co. Inc.	6,766	383,023
	Pall Corp.	400	6,672
	Pfizer Inc.	18,514	565,973
	Pharmacia Corp.	3,893	162,727
	Schering-Plough Corp.	4,451	98,812
[a]	St. Jude Medical Inc.	500	19,860
	Stryker Corp.	600	40,272
[a]	Watson Pharmaceuticals Inc.	300	8,481
	Wyeth	4,020	150,348
[a]	Zimmer Holdings Inc.	602	24,995

			3,205,949

	Industrial Services 1.0%
[a]	Allied Waste Industries Inc.	700	7,000
	Baker Hughes Inc.	1,000	32,190
[a]	BJ Services Co.	500	16,155
	El Paso Corp.	1,830	12,737
	Fluor Corp.	200	5,600
	Halliburton Co.	1,301	24,342
[a]	McDermott International Inc.	300	1,314
[a]	Nabors Industries Ltd.	400	14,108
[a]	Noble Corp.	400	14,060
[a]	Rowan Cos. Inc.	300	6,810
	Schlumberger Ltd.	1,700	71,553
	Transocean Inc.	1,012	23,478
	Waste Management Inc.	1,800	41,256
	Williams Cos. Inc.	2,071	5,592

			276,195

	Non-Energy Minerals .7%
	Alcoa Inc.	2,524	57,497
	Allegheny Technologies Inc.	300	1,869
[a]	Freeport-McMoRan Copper & Gold Inc., B	500	8,390
[a]	Louisiana-Pacific Corp.	400	3,224
	Newmont Mining Corp.	1,200	34,836

FSP-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Non-Energy Minerals (cont.)
	Nucor Corp.	200	$8,260
[a]	Phelps Dodge Corp.	300	9,495
	United States Steel Corp.	400	5,248
	Vulcan Materials Co.	300	11,250
	Weyerhaeuser Co.	700	34,447
	Worthington Industries Inc.	300	4,572

			179,088

	Process Industries 2.1%
	Air Products & Chemicals Inc.	700	29,925
	Archer Daniels Midland Co.	1,981	24,564
	Ball Corp.	200	10,238
	Bemis Co. Inc.	200	9,926
	Boise Cascade Corp.	200	5,044
	Dow Chemical Co.	2,766	82,150
	E.I. du Pont de Nemours and Co.	2,990	126,776
	Eastman Chemical Co.	200	7,354
	Ecolab Inc.	400	19,800
	Engelhard Corp.	400	8,940
	Georgia-Pacific Corp.	637	10,294
	Great Lakes Chemical Corp.	200	4,776
[a]	Hercules Inc.	400	3,520
	International Paper Co.	1,436	50,217
	Meadwestvaco Corp.	582	14,381
	Millipore Corp.	100	3,400
	Monsanto Co.	783	15,073
[a]	Pactiv Corp.	500	10,930
	PPG Industries Inc.	483	24,223
	Praxair Inc.	500	28,885
	Rohm & Haas Co.	700	22,736
[a]	Sealed Air Corp.	200	7,460
	Sigma-Aldrich Corp.	200	9,740
	Temple-Inland Inc.	200	8,962

			539,314

	Producer Manufacturing 6.3%
	Minnesota Mining & Manufacturing Co.	1,149	141,672
[a]	American Power Conversion Corp.	600	9,090
[a]	American Standard Cos. Inc.	200	14,228
	Avery Dennison Corp.	300	18,324
	Caterpillar Inc.	1,015	46,406
	Cooper Industries Ltd., A (Bermuda)	300	10,935
	Crane Co.	200	3,986
	Cummins Inc.	100	2,813
	Dana Corp.	500	5,880
	Danaher Corp.	400	26,280
	Deere & Co.	700	32,095
	Delphi Corp.	1,700	13,685
	Dover Corp.	600	17,496
	Eaton Corp.	200	15,622
	Emerson Electric Co.	1,240	63,054
	General Electric Co.	29,983	730,086

FSP-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Producer Manufacturing (cont.)
	Honeywell International Inc.	2,525	$60,600
	Illinois Tool Works Inc.	900	58,374
	Ingersoll Rand Co., A (Bermuda)	500	21,530
	ITT Industries Inc.	300	18,207
	Johnson Controls Inc.	300	24,051
	Masco Corp.	1,500	31,575
	Molex Inc.	625	14,400
[a]	Navistar International Corp.	200	4,862
	PACCAR Inc.	350	16,145
	Parker Hannifin Corp.	300	13,839
	Pitney Bowes Inc.	700	22,862
[a]	Power-One Inc.	400	2,268
	Textron Inc.	400	17,196
[a]	Thomas & Betts Corp.	200	3,380
	Tyco International Ltd.	6,033	103,044
	United Technologies Corp.	1,441	89,255
	Visteon Corp.	534	3,717

			1,656,957

	Retail Trade 6.5%
	Albertson’s Inc.	1,115	24,820
[a]	AutoZone Inc.	300	21,195
[a]	Bed Bath & Beyond Inc.	900	31,077
[a]	Best Buy Co. Inc.	1,000	24,150
[a]	Big Lots Inc.	400	5,292
	Circuit City Stores-Circuit City Group	800	5,936
[a]	Costco Wholesale Corp.	1,400	39,284
	CVS Corp.	1,240	30,963
	Dillards Inc., A	300	4,758
	Dollar General Corp.	1,075	12,846
	Family Dollar Stores Inc.	500	15,605
[a]	Federated Department Stores Inc.	548	15,761
	GAP Inc.	2,639	40,957
	Home Depot Inc.	6,994	167,576
[a]	Kohl’s Corp.	973	54,439
[a]	The Kroger Co.	2,348	36,277
	Limited Brands Inc.	1,600	22,288
	Lowe’s Cos. Inc.	2,310	86,625
	May Department Stores Co.	900	20,682
	Nordstrom Inc.	400	7,588
[a]	Office Depot Inc.	1,000	14,760
	J.C. Penney Co. Inc.	800	18,408
	Radioshack Corp.	500	9,370
[a]	Safeway Inc.	1,369	31,980
	Sears, Roebuck & Co.	1,000	23,950
	Sherwin-Williams Co.	500	14,125
[a]	Staples Inc.	1,400	25,620
	Target Corp.	2,692	80,760
	Tiffany & Co.	400	9,564
	The TJX Cos. Inc.	1,600	31,232
[a]	Toys R Us Inc.	600	6,000
	Wal-Mart Stores Inc.	13,279	670,722

FSP-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Retail Trade (cont.)
	Walgreen Co.	3,100	$90,489
	Winn-Dixie Stores Inc.	500	7,640

			1,702,739

	Technology Services 7.2%
	Adobe Systems Inc.	700	17,361
	Autodesk Inc.	400	5,720
	Automatic Data Processing Inc.	1,778	69,786
[a]	BMC Software Inc.	700	11,977
[a]	Citrix Systems Inc.	600	7,392
	Computer Associates International Inc.	1,800	24,300
[a]	Computer Sciences Corp.	500	17,225
[a]	Compuware Corp.	1,100	5,280
[a]	Concord EFS Inc.	1,616	25,436
[a]	Convergys Corp.	602	9,120
	Electronic Data Systems Corp.	1,500	27,645
	First Data Corp.	2,294	81,231
[a]	Fiserv Inc.	582	19,759
	International Business Machines Corp.	5,118	396,645
[a]	Intuit Inc.	600	28,152
[a]	Mercury Interactive Corp.	236	6,997
[a]	Microsoft Corp.	16,098	832,267
[a]	Novell Inc.	1,000	3,340
[a]	Oracle Corp.	16,120	174,096
[a]	Parametric Technology Corp.	1,100	2,772
	Paychex Inc.	1,100	30,690
[a]	PeopleSoft Inc.	1,000	18,300
[a]	Rational Software Corp.	500	5,195
[a]	Siebel Systems Inc.	1,401	10,479
[a]	Unisys Corp.	1,100	10,890
[a]	VERITAS Software Corp.	1,235	19,291
[a]	Yahoo! Inc.	1,838	30,051

			1,891,397

	Transportation 1.6%
[a]	AMR Corp.	600	3,960
	Burlington Northern Santa Fe Corp.	1,175	30,562
	CSX Corp.	600	16,986
	Delta Air Lines Inc.	300	3,630
	Fedex Corp.	900	48,798
	Norfolk Southern Corp.	1,200	23,988
	Southwest Airlines Co.	2,350	32,665
	Union Pacific Corp.	728	43,585
	United Parcel Service Inc., B	3,400	214,472

			418,646

	Utilities 2.6%
[a]	AES Corp.	2,100	6,342
	Allegheny Energy Inc.	500	3,780
	Ameren Corp.	400	16,628
	American Electric Power Co. Inc.	1,040	28,423
[a]	Calpine Corp.	1,515	4,939

FSP-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Statement of Investments, December 31, 2002 (cont.)

		SHARES	VALUE

	Common Stocks (cont.)
	Utilities (cont.)
	Centerpoint Energy Inc.	1,000	$8,500
	Cinergy Corp.	500	16,860
	CMS Energy Corp.	400	3,776
	Consolidated Edison Inc.	600	25,692
	Constellation Energy Group Inc.	500	13,910
	Dominion Resources Inc.	900	49,410
	DTE Energy Co.	500	23,200
	Duke Energy Corp.	2,658	51,937
	Dynegy Inc.	1,400	1,652
[a]	Edison International	1,000	11,850
	Entergy Corp.	700	31,913
	Exelon Corp.	1,000	52,770
	FirstEnergy Corp.	897	29,574
	FPL Group Inc.	500	30,065
	KeySpan Corp.	400	14,096
	Kinder Morgan Inc.	400	16,908
[a]	Mirant Corp.	1,656	3,130
	Nicor Inc.	100	3,403
	NiSource Inc.	653	13,060
	Peoples Energy Corp.	100	3,865
[a]	PG&E Corp.	1,300	18,070
	Pinnacle West Capital Corp.	300	10,227
	PPL Corp.	500	17,340
	Progress Energy Inc	709	30,735
	Public Service Enterprise Group Inc.	600	19,260
	Sempra Energy	600	14,190
	Southern Co.	2,160	61,323
	TECO Energy Inc.	600	9,282
	TXU Corp.	900	16,812
	Xcel Energy Inc.	1,275	14,000

			676,922

	Total Common Stocks (Cost $27,456,066)		24,413,921

	Short Term Investments 6.1%
[b]	Franklin Institutional Fiduciary Trust Money Market Portfolio	1,472,031	1,472,031

		PRINCIPAL AMOUNT
[c]	U.S. Treasury Bill, 1.18%, 3/13/03	$130,000	129,715

	Total Short Term Investments (Cost $1,601,727)		1,601,746

	Total Investments (Cost $29,057,793) 99.3%		26,015,667
	Other Assets less Liabilities .7%		182,107

	Net Assets 100.0%		$26,197,774

[a]Non-income producing
[b]See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[c]On deposit with broker for initial margin on futures contracts (Note 1(d)).

See notes to financial statements.

FSP-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$29,057,793

Value	26,015,667
Receivables:
Investment securities sold	186,085
Dividends	39,021
Affiliates	2,402
Variation margin (Note 1)	2,800

Total assets	26,245,975

Liabilities:
Payables:
Capital shares redeemed	33,762
Professional fees	14,350
Other liabilities	89

Total liabilities	48,201

Net assets, at value	$26,197,774

Net assets consist of:
Undistributed net investment income	$533,367
Net unrealized depreciation	(3,076,665)
Accumulated net realized loss	(21,826,464)
Capital shares	50,567,536

Net assets, at value	$26,197,774

Class 1:
Net assets, at value	$20,232,336

Shares outstanding	3,140,749

Net asset value and offering price per share	$6.44

Class 2:
Net assets, at value	$5,965,438

Shares outstanding	930,892

Net asset value and offering price per share	$6.41

FSP-17

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$726,346
Interest	4,001

Total investment income	730,347

Expenses:
Management fees (Note 3)	67,017
Administrative fees (Note 3)	47,241
Distribution fees (Note 3)
Class 2	15,339
Class 3	23,397
Transfer agent fees	1,318
Transfer agent fees - Class 3 (Note 3)	25,611
Custodian fees	433
Reports to shareholders	2,183
Registration and filing fees - Class 3	5,076
Professional fees	16,547
Trustees' fees and expenses	525

Total expenses	204,687
Expenses waived/paid by affiliate - Class 3 (Note 3)	(7,755)

Net expenses	196,932

Net investment income	533,415

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(14,757,978)
Financial futures contracts	(294,569)

Net realized loss	(15,052,547)
Net unrealized appreciation (depreciation) on:
Investments	2,562,018
Financial futures contracts	(34,539)

Net unrealized appreciation	2,527,479

Net realized and unrealized loss	(12,525,068)

Net decrease in net assets resulting from operations	$(11,991,653)

FSP-18

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$533,415	$523,986
Net realized loss from investments and financial futures contracts	(15,052,547)	(5,706,726)
Net unrealized appreciation (depreciation) on investments and financial futures contracts	2,527,479	(2,037,148)

Net decrease in net assets resulting from operations	(11,991,653)	(7,219,888)
Distributions to shareholders from:
Net investment income:
Class 1	(421,572)	(384,081)
Class 2	(102,463)	(334)
Class 3	—	(106,478)
Net realized gains:
Class 1	—	(8,813)
Class 2	—	(12)
Class 3	—	(2,980)

Total distributions to shareholders	(524,035)	(502,698)
Capital share transactions: (Note 2)
Class 1	(14,571,701)	4,411,938
Class 2	6,399,757	1,513,630
Class 3	(18,102,808)	11,424,867

Total capital share transactions	(26,274,752)	17,350,435
Net increase (decrease) in net assets	(38,790,440)	9,627,849
Net assets:
Beginning of year	64,988,214	55,360,365

End of year	$26,197,774	$64,988,214

Undistributed net investment income included in net assets:
End of year	$533,367	$523,987

FSP-19

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin S&P 500 Index Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, 94% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

Effective June 1, 2002, the Franklin S&P 500 Index Fund was closed to all new investors and will liquidate in 2003. On June 3, 2002, the Franklin S&P 500 Index Fund – Class 3 was liquidated.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Futures Contracts

The Fund may purchase financial futures contracts to gain exposure to market changes, as this may be more efficient and cost effective than buying the securities. A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Required initial margin deposits of cash or securities are maintained by the Fund’s custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin, are made or received by the Fund depending on the fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include the possibility there may be an illiquid secondary market and/or a change in the value of the contract may not correlate with the changes in the value of the underlying securities.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

FSP-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions, Investment Income, Expenses and Distribution (cont.)

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	683,836	$5,667,466	3,442,942	$29,522,800
Shares issued in reinvestment of distributions	55,911	421,572	44,495	392,894
Shares redeemed	(2,799,641)	(20,660,739)	(2,955,317)	(25,503,756)

Net increase (decrease)	(2,059,894)	$(14,571,701)	532,120	$4,411,938

Class 2 Shares:
Shares sold	1,180,076	$9,690,271	192,134	$1,599,877
Shares issued in reinvestment of distributions	13,643	102,463	39	347
Shares redeemed	(453,052)	(3,392,977)	(10,283)	(86,594)

Net increase	740,667	$6,399,757	181,890	$1,513,630

Class 3 Shares:[a]
Shares sold	1,362,841	$11,137,224	2,180,403	$18,706,567
Shares issued in reinvestment of distributions	—	—	12,467	109,458
Shares redeemed	(3,734,683)	(29,240,032)	(878,876)	(7,391,158)

Net increase (decrease)	(2,371,842)	$(18,102,808)	1,313,994	$11,424,867

[a]	On June 3, 2002, Class 3 was liquidated.

FSP-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers of .15% per year of the average daily net assets of the Fund.

Under a subadvisory agreement, State Street Global Advisors provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .10% per year of the average daily net assets of the Fund.

Advisers and FT Services agreed in advance to waive Class 3 expenses, as noted in the Statement of Operations

The Fund reimburses Distributors up to .25% per year of its average daily net asset of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund except for Class 3.

4. INCOME TAXES

At December 31, 2002, the Fund had a tax basis capital losses of $16,752,427 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$957,548
2010	15,794,879

$16,752,427

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $657,675. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net realized losses differ for financial statements and tax purposes primarily due to differing treatment of wash sales and financial futures transactions.

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

	2002	2001

Distributions paid from:
Ordinary income	$525,035	$502,698
Long-term capital gains	—	—

	$525,035	$502,698

FSP-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Notes to Financial Statements (continued)

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$33,508,695

Unrealized appreciation	2,439,511
Unrealized depreciation	(9,932,539)

Net unrealized depreciation	$(7,493,028)

Undistributed ordinary income	$533,367
Undistributed long-term capital gains	—

Distributable earnings	$533,367

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $12,530,749 and $38,444,050, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $39,014 of dividend income from investment in the Sweep Money Fund.

7. FUTURES CONTRACTS

As of December 31, 2002, the Fund had the following financial futures contracts outstanding:

Contracts to Buy	Number of Contracts	Delivery Dates	Contract Face Value	Unrealized Loss

S&P 500 Index, March 03	8	3/21/03	$1,757,800	$(34,539)

FSP-23

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin S&P 500 Index Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FSP-24

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN S&P 500 INDEX FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FSP-25

FRANKLIN SMALL CAP FUND

Fund Goal and Primary Investments: Franklin Small Cap Fund seeks long-term capital growth. The Fund invests primarily in equity securities of U.S. small-capitalization companies with market capitalization values not exceeding: (i) $1.5 billion; or (ii) the highest market capitalization value in the Russell 2000® Index; whichever is greater, at the time of purchase.1

The 12-month period under review was extremely challenging for domestic equities, particularly small- and mid-cap growth stocks. Investors, corporate planners and policy makers spent much of the year gradually losing confidence in capital markets as they were assaulted with news about corporate malfeasance, Wall Street conflicts of interest, faltering consumer confidence, rising unemployment, uncertain economic growth and threat of war with Iraq. The accumulating uncertainties prompted individuals to slow spending, caused corporate managers to cut budgets, and fueled public criticism about fiscal and monetary policy.

Equity investors, whose primary concern is profit growth and sustainability, found little optimism in most companies’ future growth prospects. This caused a widespread flight to quality and the perceived safety of bonds. The resulting retreat from equities created a sharp stock market sell-off, especially in 2002’s third quarter when pre-election war rhetoric coincided with the first hints of slowing automobile sales. Small-cap growth stocks are extremely sensitive to sudden market swings, and they fell steeply during this sell-off. In mid-October selling pressure eased and equity prices staged a two-month rebound before falling again in December. Small-cap growth equities posted strong relative performance during this fourth quarter rally, but overall they fell 29.09% for the 12 months ended December 31, 2002, as measured by the benchmark Russell 2500™ Growth Index.1 The Fund delivered similarly poor results, although it did manage to outperform the benchmark. Meanwhile, large-cap equities, as measured by the Standard & Poor’s 500 Composite Index, fared slightly better with a -22.09% total return during the same time.1

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FSC-1

Fund performance suffered, largely due to our investments in sectors that normally benefit from a solid economic recovery, such as technology, manufacturing, transportation and materials. We also took an underweighted position in some of the typically defensive sectors such as financial services and health care, as well as some consumer sectors that remained surprisingly strong despite the shaky economy.

Looking forward, we cannot predict the timing or precise nature of the catalyst to restart economic growth. Nonetheless, we believe that there are ample preconditions for a corporate spending-led economic recovery in 2003. For example, we detect a few policy shifts in government chambers and boardrooms that could take the burden off wrung-out consumers and put it more squarely on corporations. First, the federal government demonstrated a willingness to actively address economic weakness, as evidenced by the Federal Reserve Board’s (the Fed’s) 0.5% interest rate cut in November 2002, the president’s change in his economic advisers, and the Fed’s apparent tolerance of a little inflation. Second, corporate confidence appeared to stabilize somewhat, after a two-year decline. As a result, we feel many 2003 corporate spending plans will likely remain flat or increase compared with 2002. Third, we believe corporate managers became overly conservative. Many businesses raised cash levels, lowered inventory, strengthened balance sheets, shuttered unneeded facilities and trimmed staff. In particular, small-cap growth companies greatly reduced their cost structures to the point that revenue increases could efficiently convert into profit. These developments are small, but we think they may herald the beginning of a truly broad-based economic recovery, built on corporate spending. As such, we have sought to position the Fund to benefit from such a recovery.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Franklin Small Cap Fund buys small cap stocks that the managers believe will appreciate in value. When our strategy is successful, our small cap holdings grow to be mid- and sometimes large-cap stocks. For this reason, the Fund’s average market cap has tended to grow as many holdings in small-cap companies have grown, sometimes dramatically. Given the Fund’s strategy, the managers believe the Fund’s average market cap has ranged, and likely will continue to range, from small to mid cap.

Top 10 Holdings

Franklin Small Cap Fund

12/31/02

Company Sector/Industry	% of Total Net Assets

Affiliated Computer Services Inc., A	2.1%
Technology Services

Varian Semiconductor Equipment Associates Inc.	1.8%
Electronic Technology

Integrated Circuit Systems Inc.	1.7%
Electronic Technology

Mettler-Toledo International Inc. (Switzerland)	1.7%
Producer Manufacturing

Gentex Corp.	1.6%
Producer Manufacturing

Micrel Inc.	1.6%
Electronic Technology

Expeditors International of Washington Inc.	1.5%
Transportation

Varco International Inc.	1.4%
Industrial Services

National Instruments Corp.	1.4%
Technology Services

Newfield Exploration Co.	1.4%
Energy Minerals

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

FSC-2

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Small Cap Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (11/1/95)

Cumulative Total Return	-28.52%	+1.17%	+56.87%

Average Annual Total Return	-28.52%	+0.23%	+6.48%

Value of $10,000 Investment	$7,148	$10,117	$15,687

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (11/1/95–12/31/02)

The graph compares the performance of Franklin Small Cap Fund – Class 1, the Standard & Poor’s 500 Index and the Russell 2500 Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FSC-3

Past performance does not guarantee future results.

FRANKLIN SMALL CAP FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED FEBRUARY 15, 2003

TO THE PROSPECTUS DATED MAY 1, 2002

The prospectus is amended by replacing the MANAGEMENT section (Page FSC-4) with the following:

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo CA 94403-1906, is the Fund’s investment manager.

MANAGEMENT TEAM    The team responsible for managing the Fund is:

Edward B. Jamieson

EXECUTIVE VICE

PRESIDENT, ADVISERS

Mr. Jamieson has been a manager of the Fund since its inception in 1995, and has been with Franklin Templeton Investments since 1987.

Michael McCarthy

SENIOR VICE

PRESIDENT, ADVISERS

Mr. McCarthy has been a manager of the Fund since its inception in 1995, and has been with Franklin Templeton Investments since 1992.

Aidan O’Connell

VICE PRESIDENT,

ADVISERS

Mr. O’Connell has been a manager of the Fund since 1998. Before joining Franklin Templeton Investments in 1998, Mr. O’Connell was a research analyst and a corporate financial analyst at Hambrecht & Quist.

Avinash Satwalekar

PORTFOLIO

MANAGER, ADVISERS

Mr. Satwalekar has been a manager of the Fund since 2002, and has been with Franklin Templeton Investments since 1996.

Christopher Grisanti,

CFA

PORTFOLIO

MANAGER, ADVISERS

Mr. Grisanti has been a manager of the Fund since 2000, and has been with Franklin Templeton Investments since 1998.

The Fund pays Advisers a fee for managing the Fund’s assets. For the fiscal year ended

December 31, 2001, the management fee, before any reduction, was 0.53% of the Fund’s average daily net assets. Under an agreement by Advisers to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average daily net assets to Advisers for its services. This reduction is required by the Board and an SEC order.

Please keep this supplement for future reference.

FSC P 0203

FSC-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$17.97	$21.25	$26.87	$13.72	$15.05

Income from investment operations:
Net investment income (loss)[a]	(.02)	.09	.11	(.01)	.07
Net realized and unrealized gains (losses)	(5.09)	(3.28)	(3.81)	13.25	(.20)

Total from investment operations	(5.11)	(3.19)	(3.70)	13.24	(.13)

Less distributions from:
Net investment income	(.07)	(.09)	—	(.08)	(.01)
Net realized gains	—	—	(1.92)	(.01)	(1.19)

Total distributions	(.07)	(.09)	(1.92)	(.09)	(1.20)

Net asset value, end of year	$12.79	$17.97	$21.25	$26.87	$13.72

Total return[b]	(28.52)%	(15.02)%	(14.60)%	96.94%	(.98)%
Ratios/supplemental data
Net assets, end of year (000's)	$164,350	$266,694	$387,474	$488,062	$315,460
Ratios to average net assets:
Expenses	.79%	.76%	.75%	.77%	.77%
Net investment income (loss)	(.16)%	.50%	.42%	(.05)%	.51%
Portfolio turnover rate	29.59%	37.94%	19.49%	39.49%	53.01%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FSC-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Highlights (continued)

	Class 2

	Year Ended December 31,

	2002	2001	2000	1999[c]
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$17.85	$21.14	$26.80	$14.25

Income from investment operations:
Net investment income (loss)[a]	(.06)	.03	.12	(.04)
Net realized and unrealized gains (losses)	(5.05)	(3.25)	(3.86)	12.68

Total from investment operations	(5.11)	(3.22)	(3.74)	12.64

Less distributions from:
Net investment income	(.04)	(.07)	—	(.08)
Net realized gains	—	—	(1.92)	(.01)

Total distributions	(.04)	(.07)	(1.92)	(.09)

Net asset value, end of year	$12.70	$17.85	$21.14	$26.80

Total return[b]	(28.68)%	(15.25)%	(14.76)%	89.05%
Ratios/supplemental data
Net assets, end of year (000's)	$415,952	$401,663	$301,420	$6,156
Ratios to average net assets:
Expenses	1.04%	1.01%	1.00%	1.02% [d]
Net investment income	(.41)%	.19%	.49%	(.18)% [d]
Portfolio turnover rate	29.59%	37.94%	19.49%	39.49%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized

See notes to financial statements.

FSC-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2002

	SHARES	VALUE

Common Stocks 89.6%
Commercial Services 3.8%
[a]Corporate Executive Board Co.	110,000	$3,511,200
Fair, Isaac & Co. Inc.	75,255	3,213,388
[a]Lamar Advertising Co., A	32,000	1,076,800
[a]Learning Tree International Inc.	52,000	712,400
[a]Maximus Inc.	250,000	6,525,000
Pittston Brinks Group	209,400	3,869,712
[a]ProBusiness Services Inc.	103,000	1,030,000
[a]Resources Connection Inc.	74,600	1,731,466
[a]Robert Half International Inc.	19,000	306,090

		21,976,056

Communications .2%
[a]Alaska Communications Systems Holdings Inc.	86,900	159,896
CenturyTel Inc.	40,900	1,201,642

		1,361,538

Consumer Non-Durables 1.2%
Adolph Coors Co., B	46,600	2,854,250
[a]Jones Apparel Group Inc.	27,800	985,232
[a]Reebok International Ltd.	70,000	2,058,000
Wolverine World Wide Inc.	84,800	1,281,328

		7,178,810

Consumer Services 3.7%
[a]Brinker International Inc.	36,800	1,186,800
[a]Entercom Communications Corp.	62,000	2,909,040
[a]Entravision Communications Corp.	370,000	3,692,600
[a]Hispanic Broadcasting Corp., A	226,100	4,646,355
[a]Insight Communications Co. Inc., A	90,400	1,119,152
[a]Jack in the Box Inc.	72,200	1,248,338
[a]Mediacom Communications Corp., A	220,000	1,938,200
[a]Radio One Inc.	39,500	577,490
[a]Radio One Inc., D	42,900	619,047
[a]Station Casinos Inc.	187,100	3,311,670

		21,248,692

Distribution Services .5%
Fleming Cos. Inc.	100,000	657,000
[a]Performance Food Group Co.	70,300	2,387,318

		3,044,318

Electronic Technology 20.4%
[a]Advanced Energy Industries Inc.	375,000	4,770,000
[a]Advanced Fibre Communications Inc.	200,000	3,336,000
[a]Anaren Microwave Inc.	240,200	2,113,760
[a]Avocent Corp.	140,000	3,110,800
[a]Catapult Communications Corp.	38,100	455,295
[a]Cirrus Logic Inc.	475,000	1,368,000
[a]Coherent Inc.	199,400	3,978,030
[a]Credence Systems Corp.	625,000	5,831,250
[a]Cymer Inc.	150,000	4,837,500
[a]DRS Technologies Inc.	106,400	3,333,512
[a]EMCORE Corp.	89,200	195,348

FSC-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Electronic Technology (cont.)
[a]Integrated Circuit Systems Inc.	550,000	$10,037,500
[a]Integrated Device Technology Inc.	225,000	1,883,250
[a]Intersil Corp.	116,500	1,624,010
[a]Kronos Inc.	50,000	1,849,500
[a]L-3 Communications Holdings Inc.	114,400	5,137,704
[a]Lam Research Corp.	600,000	6,480,000
[a]McDATA Corp., A	415,000	2,946,500
[a]Micrel Inc.	1,050,000	9,429,000
[a]Novellus Systems Inc.	128,500	3,608,280
[a]Oak Technology Inc.	300,000	795,000
PerkinElmer Inc.	450,000	3,712,500
[a]PLX Technology Inc.	265,000	1,036,150
[a]PMC-Sierra Inc. (Canada)	166,502	925,751
[a]Polycom Inc.	140,300	1,335,656
[a]QLogic Corp.	6,400	220,864
[a]Semtech Corp.	630,000	6,879,600
[a]Silicon Laboratories Inc.	65,000	1,240,200
[a]Skyworks Solutions Inc.	60,700	523,234
[a]Stratex Networks Inc.	61,100	135,031
[a]Synopsys Inc.	102,400	4,725,760
[a]Tekelec	101,000	1,055,450
[a]Tektronix Inc.	375,000	6,821,250
[a]Varian Semiconductor Equipment Associates Inc.	440,000	10,454,840
[a]Waters Corp.	100,000	2,178,000

		118,364,525

Energy Minerals 4.2%
Cabot Oil & Gas Corp., A	190,000	4,708,200
Chesapeake Energy Corp.	331,900	2,568,906
[a]Newfield Exploration Co.	220,000	7,931,000
[a]Spinnaker Exploration Co.	90,000	1,984,500
[a]Stone Energy Corp.	80,000	2,668,800
[a]Swift Energy Co.	125,000	1,208,750
[a]Tom Brown Inc.	135,000	3,388,500

		24,458,656

Finance 8.9%
Allied Capital Corp.	150,000	3,274,500
American Capital Strategies Ltd.	340,500	7,351,395
Federated Investors Inc., B	192,900	4,893,873
General Growth Properties Inc.	52,000	2,704,000
Glenborough Realty Trust Inc.	49,000	873,180
[a]Investment Technology Group Inc.	55,000	1,229,800
[a]Labranche & Co. Inc.	275,000	7,326,000
MeriStar Hospitality Corp.	225,000	1,485,000
National Commerce Financial Corp.	153,000	3,649,050
Radian Group Inc.	77,676	2,885,663
Reinsurance Group of America Inc.	50,400	1,364,832
[a]Silicon Valley Bancshares	145,100	2,648,075
SL Green Realty Corp.	80,000	2,528,000
TCF Financial Corp.	85,000	3,713,650
Waddell & Reed Financial Inc., A	110,000	2,163,700

FSC-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Finance (cont.)
Westcorp	75,000	$1,575,000
[a]WFS Financial Inc.	85,100	1,779,518

		51,445,236

Health Services 1.4%
[a]Community Health Systems Inc.	40,000	823,600
[a]Pharmaceutical Product Development Inc.	140,000	4,097,800
[a]Renal Care Group Inc.	97,350	3,080,154

		8,001,554

Health Technology 7.1%
Alpharma Inc., A	140,400	1,672,164
[a]Cerus Corp.	195,000	4,192,500
[a]Conceptus Inc.	100,000	1,198,000
[a]First Horizon Pharmaceutical Corp.	654,400	4,893,603
Galen Holdings PLC, ADR (United Kingdom)	100,000	3,229,000
ICN Pharmaceuticals Inc.	70,000	763,700
[a]Integra LifeSciences Holdings Corp.	85,900	1,516,135
[a]Intermune Inc.	85,000	2,168,350
[a]Kosan Biosciences Inc.	134,820	818,357
[a]Medimmune Inc.	70,000	1,901,900
[a]Millennium Pharmaceuticals Inc.	101,292	804,259
[a]NPS Pharmaceuticals Inc.	100,000	2,517,000
[a]OSI Pharmaceuticals Inc.	300,400	4,926,560
[a]Thoratec Corp.	420,800	3,210,704
[a]Varian Medical Systems Inc.	133,400	6,616,640
[a]Ventana Medical Systems Inc.	42,700	984,235

		41,413,107

Industrial Services 5.8%
[a]Allied Waste Industries Inc.	250,000	2,500,000
[a]Atwood Oceanics Inc.	59,200	1,781,920
[a]Core Laboratories NV (Netherlands)	100,000	1,135,000
[a]Grey Wolf Inc.	568,800	2,269,512
[a]Hydril Co.	29,314	690,931
[a]Oil States International Inc.	200,000	2,580,000
[a]Pride International Inc.	270,000	4,023,000
Rowan Cos. Inc.	300,000	6,810,000
[a]Superior Energy Services Inc.	285,000	2,337,000
[a]Trico Marine Services Inc.	88,000	293,040
[a]Varco International Inc.	475,000	8,265,000
[a]Waste Connections Inc.	16,600	640,926

		33,326,329

Non-Energy Minerals .6%
Lafarge North America Inc.	100,000	3,285,000
Reliance Steel & Aluminum Co.	13,500	281,340

		3,566,340

Process Industries 5.3%
Bowater Inc.	50,000	2,097,500
Bunge Ltd.	237,300	5,709,438

FSC-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Process Industries (cont.)
[a]CUNO Inc.	12,800	$423,936
[a]FMC Corp.	150,000	4,098,000
Millennium Chemicals Inc.	75,000	714,000
Minerals Technologies Inc.	75,000	3,236,250
Nova Chemicals Corp. (Canada)	300,000	5,490,000
Olin Corp.	360,000	5,598,000
Valspar Corp.	70,300	3,105,854

		30,472,978

Producer Manufacturing 7.9%
CNH Global NV (Netherlands)	650,000	2,470,000
Cummins Inc.	150,000	4,219,500
[a]Flowserve Corp.	175,000	2,588,250
[a]Gentex Corp.	300,000	9,492,000
Gibraltar Steel Corp.	52,800	1,005,312
[a]Mettler-Toledo International Inc. (Switzerland)	300,000	9,618,000
Milacron Inc.	441,000	2,623,950
Oshkosh Truck Corp.	65,000	3,997,500
[a]Varian Inc.	195,100	5,597,419
[a]Wilson Greatbatch Technologies Inc.	150,000	4,380,000

		45,991,931

Retail Trade 3.6%
[a]Barnes & Noble Inc.	121,000	2,186,470
[a]Charming Shoppes Inc.	925,000	3,866,500
[a]Foot Locker Inc.	300,000	3,150,000
Fred’s Inc.	140,000	3,598,000
[a]J. Jill Group Inc.	200,000	2,796,000
[a]The Men’s Wearhouse Inc.	42,000	720,300
[a]Tuesday Morning Corp.	267,000	4,565,700

		20,882,970

Technology Services 10.0%
[a]Affiliated Computer Services Inc., A	231,800	12,204,270
[a]Aspen Technology Inc.	925,000	2,617,750
[a]Borland Software Corp.	545,000	6,703,500
[a]Documentum Inc.	58,600	917,676
[a]Entrust Inc.	750,000	2,520,000
[a]Informatica Corp.	500,000	2,880,000
[a]Interwoven Inc.	300,000	780,000
[a]MatrixOne Inc.	27,300	117,390
[a]Mercury Interactive Corp.	90,000	2,668,500
[a]Micromuse Inc.	370,000	1,413,400
[a]National Instruments Corp.	250,000	8,122,500
[a]Netiq Corp.	265,000	3,272,750
[a]Openwave Systems Inc.	425,026	850,052
[a]Precise Software Solutions Ltd. (Israel)	100,000	1,651,000
[a]Quest Software Inc.	225,000	2,319,750
[a]Retek Inc.	175,000	476,000
[a]RSA Security Inc.	200,000	1,198,000
[a]Sapient Corp.	202,200	414,510

FSC-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Technology Services (cont.)
[a]VERITAS Software Corp.	32,650	$509,993
[a]Verity Inc.	150,000	2,008,650
[a]webMethods Inc.	375,000	3,082,500
[a]Wind River Systems Inc.	335,000	1,373,500

		58,101,691

Transportation 4.3%
Airborne Inc.	200,000	2,966,000
[a]Alaska Air Group Inc.	61,100	1,322,815
[a]Atlantic Coast Airlines Holdings Inc.	248,000	2,983,440
C.H. Robinson Worldwide Inc.	216,800	6,764,160
Expeditors International of Washington Inc.	272,600	8,900,390
[a]Pacer International Inc.	34,100	453,530
SkyWest Inc.	120,000	1,568,400

		24,958,735

Utilities .7%
Atmos Energy Corp.	75,000	1,749,000
Energen Corp.	60,000	1,746,000
[a]Sierra Pacific Resources	54,700	355,550

		3,850,550

Total Common Stocks (Cost $599,417,996)		519,644,016

Preferred Stock (Cost $229,176)
Electronic Technology
[a,b]3Ware Inc., pfd., D	41,093	—

	PRINCIPAL AMOUNT
Convertible Bond (Cost $170,520)
Electronic Technology
[a,b]3Ware Inc., cvt., zero cpn.	$170,520	—

Total Long Term Investments (Cost $599,817,692)		519,644,016

	SHARES
Short Term Investments (Cost $60,503,247) 10.4%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	60,503,247	60,503,247

Total Investments (Cost $660,320,939) 100.0%		580,147,263
Other Assets, less Liabilities		154,413

Net Assets 100.0%		$580,301,676

[a]	Non-income producing
[b]	See Note 7 regarding restricted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FSC-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$660,320,939

Value	580,147,263
Receivables:
Investment securities sold	170,562
Capital shares sold	1,282,924
Dividends	152,592

Total assets	581,753,341

Liabilities:
Payables:
Investment securities purchased	477,459
Capital shares redeemed	396,601
Affiliates	548,421
Other liabilities	29,184

Total liabilities	1,451,665

Net assets, at value	$580,301,676

Net assets consist of:
Undistributed net investment income	$—
Net unrealized depreciation	(80,173,676)
Accumulated net realized loss	(127,128,846)
Capital shares	787,604,198

Net assets, at value	$580,301,676

Class 1:
Net assets, at value	$164,349,756

Shares outstanding	12,845,221

Net asset value and maximum offering price per share	$12.79

Class 2:
Net assets, at value	$415,951,920

Shares outstanding	32,742,602

Net asset value and maximum offering price per share	$12.70

FSC-12

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
(net of foreign taxes and fees of $21,571)
Dividends	$3,810,658

Expenses:
Management fees (Note 3)	2,929,313
Administrative fees (Note 3)	1,508,163
Distribution fees - Class 2 (Note 3)	990,231
Reports to shareholders	234,039
Other	80,906

Total expenses	5,742,652

Net investment loss	(1,931,994)

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(80,345,797)
Foreign currency transactions	(247)

Net realized loss	(80,346,044)
Net unrealized depreciation on investments	(129,271,878)

Net realized and unrealized loss	(209,617,922)

Net decrease in net assets resulting from operations	$(211,549,916)

FSC-13

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,931,994)	$2,096,281
Net realized loss from investments and foreign currency transactions	(80,346,044)	(28,388,262)
Net unrealized depreciation on investments	(129,271,878)	(80,822,391)

Net decrease in net assets resulting from operations	(211,549,916)	(107,114,372)
Distributions to shareholders from net investment income:
Class 1	(968,151)	(1,494,401)
Class 2	(994,005)	(1,228,650)

Total distributions to shareholders	(1,962,156)	(2,723,051)
Capital share transactions: (Note 2)
Class 1	(25,542,310)	(60,969,661)
Class 2	150,999,228	150,270,069

Total capital share transactions	125,456,918	89,300,408
Net decrease in net assets	(88,055,154)	(20,537,015)
Net assets:
Beginning of year	668,356,830	688,893,845

End of year	$580,301,676	$668,356,830

Undistributed net investment income included in net assets:
End of year	$—	$2,200,458

FSC-14

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Small Cap Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

On November 12, 2002, the Board of Trustees approved a proposal to merge the Franklin Technology Securities Fund into the Franklin Small Cap Fund, subject to approval by the shareholders.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FSC-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Share sold	1,153,418	$18,182,473	5,216,738	$93,510,478
Shares issued on merger (Note 8)	1,202,758	20,098,091	—	—
Shares issued in reinvestment of distributions	63,569	968,152	81,975	1,494,401
Shares redeemed	(4,419,152)	(64,791,026)	(8,687,695)	(155,974,540)

Net decrease	(1,999,407)	$(25,542,310)	(3,388,982)	$(60,969,661)

Class 2 Shares:
Share sold	23,004,447	$326,745,200	24,732,130	$440,412,015
Shares issued on merger (Note 8)	36,720	609,184	—	—
Shares issued in reinvestment of distributions	65,654	994,005	67,732	1,228,650
Shares redeemed	(12,868,867)	(177,349,161)	(16,555,130)	(291,370,596)

Net increase	10,237,954	$150,999,228	8,244,732	$150,270,069

FSC-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services) Franklin Advisers Inc. (Advisers) Franklin/Templeton Distributors Inc. (Distributors) Franklin/Templeton Investor Services LLC (Investor Services)	Administrative manager Investment manager Principal underwriter Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.55%	First $500 million
.45%	Over $500 million, up to and including $1 billion
.40%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Fund pays an administration fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$ 11,665,898
2009 2010	23,790,865 89,640,011

$ 125,096,774

At December 31, 2002, the Fund has deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002 of $1,879,520 and $247, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FSC-17

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$ 1,962,156	$ 2,723,051
Long-term capital gain	—	—

	$ 1,962,156	$ 2,723,051

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$660,473,242

Unrealized appreciation	$67,539,045
Unrealized depreciation	(147,865,024)

Net unrealized depreciation	$(80,325,979)

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Distributable earnings	$—

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $354,689,448 and $156,387,207, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers or one of its affiliates. Management fees paid by the Fund are reduced on assets invested in the Sweep Money fund, in amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned dividend income from investment in the Sweep Money Fund in the amount of $1,324,238.

7. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At December 31, 2002, the Fund held restricted securities as follows:

Principal Amount/ Shares	Issuer	Acquisition Date	Cost	Value

41,093	3 Ware Inc., pfd., D	7/28/00	$229,176	$ —
$170,520	3 Ware Inc., cvt., zero cpn.	10/18/01 -5/07/02	170,520	—

	Total Restricted Securities			$—

FSC-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Notes to Financial Statements (continued)

8. MERGER OF FRANKLIN GLOBAL HEALTH CARE SECURITIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Franklin Small Cap Fund (Small Cap) acquired the net assets of the FTVIPT - Franklin Global Health Care Securities Fund (Health Care) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2

Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares

Health Care	$20,098,091	$11.53	1,742,889	$609,184	$11.46	53,181
Small Cap	$233,620,637	$16.71	13,979,515	$438,722,582	$16.59	26,447,283

Small Cap–post merger	$253,718,728	$16.71	15,182,273	$439,331,766	$16.59	26,484,003

FSC-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Small Cap Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FSC-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FSC-21

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Fund Goal and Primary Investments: Franklin Small Cap Value Securities Fund (formerly Franklin Value Securities Fund) seeks long-term total return. The Fund invests primarily in equity securities of U.S. small capitalization companies that the Fund’s manager believes are undervalued.

During the fiscal year ended December 31, 2002, the Fund changed its name to Franklin Small Cap Value Securities Fund and expanded its investment universe to include companies with market capitalizations up to $2.5 billion.

The reporting period was a trying time for most investors, including those who held small cap value securities, as evidenced by the Fund’s negative total return for the 12 months ended December 31, 2002. However, within this bear market environment, the Fund outperformed its benchmark, the Russell 2000® Value Index, which fell 11.43%.1 During the same period, the Dow Jones Industrial Average, the Standard & Poor’s 500 Composite Index (S&P 500) and the Nasdaq Composite Index declined 14.98%, 22.09% and 31.13%, respectively.1 Although the positive performance of small cap value stocks during 2002’s first half reversed during the second half, we are delighted with the abundance we see of small cap value opportunities available because of the downturn, and we continue to believe that investors at some point will return to these undervalued securities.

The Fund seeks undervalued small cap securities. Our broad value criteria include not only low price-to-earnings ratios, cash flow or book value, but also consider understated assets such as land or intangibles, patents and distribution systems. Another focus could be “fallen angels” — formerly attractive growth companies that have suffered short-term, sharp price declines, but that we believe still possess solid, long-term prospects. As patient investors, we hope to benefit from these bargains as other investors begin to recognize their value and bid up their prices.

We added 31 new securities to the portfolio during the period — all we believe have strong balance sheets, quality management and attractive valuations. We found several such values in the depressed finance sector in what we feel are fundamentally sound banks such as 1st Source and First Indiana, and Hancock Holding Co., a multi-bank

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

FSV-1

holding company of community-oriented banks offering commercial, consumer and mortgage loans. Also in the financial sector, we added Arthur J. Gallagher & Co., a provider of insurance brokerage, risk management and employee benefit services. We found other opportunities we regarded as attractive during the year in the energy minerals sector, and we initiated positions in Pioneer Natural Resources, an oil and gas exploration and production company, and Holly Corp., a refiner and transporter of petroleum products. As many consumers focus on energy sources, we believe these stocks may perform well. During the Fund’s fiscal year, we liquidated six small holdings that we thought would have minimal impact on the portfolio, as well as several positions we believed had deteriorating fundamentals.

Two major, positive contributors to the Fund’s total return during the reporting period were Brown Shoe Company and Hancock Holding Co. Brown Shoe is a 124-year-old operator of retail shoe stores in the U.S. and Canada, famous for its “Buster Brown” children’s brand. Cost-cutting initiatives launched in 2001 resulted in the company’s improved performance. Recently selling at 10 times 2003 earnings estimates and 1.5 times book value, we believe Brown Shoe remains a solid value. Hancock is one of the largest multi-bank holding companies in Mississippi and has operated a chain of community-oriented banks for over 100 years. As new product, pricing and collection initiatives begin to take hold, we believe Hancock’s earnings should continue to rise. Recently selling at 14 times 2003 earnings estimates and 1.8 times book value, we found Hancock’s stock attractive.

We continue to stay the course and follow our value investment philosophy. Patience is an essential ingredient for success in value investing, and we remain confident that our value investment approach will be rewarding to our shareholders over the long term.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings Franklin Small Cap Value Securities Fund 12/31/02
Company Sector/Industry, Country	% of Total Net Assets

Avocent Corp.	2.6%
Electronic Technology,
U.S.

Peabody Energy Corp.	2.3%
Energy Minerals, U.S.

Russ Berrie & Co. Inc.	2.0%
Consumer Durables, U.S.

Mettler-Toledo	2.0%
International Inc.
Producer Manufacturing,
Switzerland

Arch Coal Inc.	2.0%
Energy Minerals, U.S.

Teekay Shipping Corp.	1.9%
Transportation, Bahamas

Consol Energy Inc.	1.9%
Energy Minerals, U.S.

Bunge Ltd.	1.8%
Process Industries, U.S.

RLI Corp.	1.8%
Finance, U.S.

York International Corp.	1.7%
Producer Manufacturing,
U.S.

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

FSV-2

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Small Cap Value Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	3-Year	Since Inception (5/1/98)

Cumulative Total Return	-9.05%	+30.08%	+3.00%

Average Annual Total Return	-9.05%	+9.16%	+0.64%

Value of $10,000 Investment	$9,095	$13,008	$10,300

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (5/1/98–12/31/02)

The graph compares the performance of Franklin Small Cap Value Securities Fund – Class 1 and the Russell 2000 Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FSV-3

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998[c]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.97	$9.86	$7.90	$7.79	$10.00

Income from investment operations:
Net investment income[a]	.07	.11	.10	.05	.02
Net realized and unrealized gains (losses)	(1.01)	1.29	1.89	.08	(2.23)

Total from investment operations	(.94)	1.40	1.99	.13	(2.21)

Less distributions from:
Net investment income	(.05)	(.05)	(.03)	(.02)	—
Net realized gains	(.28)	(.24)	—	—	—

Total distributions	(.33)	(.29)	(.03)	(.02)	—

Net asset value, end of year	$9.70	$10.97	$9.86	$7.90	$7.79

Total return[b]	(9.05)%	14.21%	25.23%	1.65%	(22.10)%

Ratios/supplemental data
Net assets, end of year (000’s)	$28,720	$32,604	$19,455	$11,320	$9,013
Ratios to average net assets:
Expenses	.76%	.77%	.84%	.81%	.83%	[d]
Net investment income	.63%	1.07%	1.13%	.65%	.95%	[d]
Portfolio turnover rate	5.11%	40.54%	42.47%	61.23%	22.79%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 1, 1998 (effective date) to December 31, 1998.
[d]Annualized

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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.89	$9.81	$7.88	$7.97

Income from investment operations:
Net investment income[a]	.04	.08	.08	.05
Net realized and unrealized gains (losses)	(1.00)	1.28	1.88	(.12)

Total from investment operations	(.96)	1.36	1.96	(.07)

Less distributions from:
Net investment income	(.04)	(.04)	(.03)	(.02)
Net realized gains	(.28)	(.24)	—	—

Total distributions	(.32)	(.28)	(.03)	(.02)

Net asset value, end of year	$9.61	$10.89	$9.81	$7.88

Total return[b]	(9.26)%	13.79%	25.02%	(.90)%

Ratios/supplemental data
Net assets, end of year (000’s)	$125,302	$34,282	$7,209	$1,263
Ratios to average net assets:
Expenses	1.01%	1.02%	1.09%	1.06% [d]
Net investment income	.38%	.81%	.90%	.62% [d]
Portfolio turnover rate	5.11%	40.54%	42.47%	61.23%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized

FSV-5

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2002

	SHARES	VALUE

Closed End Mutual Funds .7%
High Income Opportunity Fund Inc.	71,500	$448,305
High Yield Income Fund Inc.	34,200	176,130
Managed High Income Portfolio Inc.	73,000	451,140

Total Closed End Mutual Funds (Cost $1,492,131)		1,075,575

Common Stocks 94.4%
Commercial Services .8%
ABM Industries Inc.	80,000	1,240,000

Consumer Durables 7.8%
Action Performance Cos. Inc.	100,000	1,900,000
Briggs & Stratton Corp.	39,500	1,677,565
[a]Clayton Homes Inc.	164,200	1,999,956
D.R. Horton Inc.	14,250	247,237
La-Z-Boy Inc.	55,000	1,318,900
M/I Schottenstein Homes Inc.	7,000	194,600
[a]Monaco Coach Corp.	96,000	1,588,800
Russ Berrie & Co. Inc.	93,000	3,141,540

		12,068,598

Consumer Non-Durables 4.6%
Brown Shoe Co. Inc.	89,000	2,120,870
Standard Commercial Corp.	48,500	877,850
[a]Timberland Co., A	67,500	2,403,675
[a]Tommy Hilfiger Corp.	202,000	1,403,900
Wolverine World Wide Inc.	13,000	196,430

		7,002,725

Consumer Services 2.5%
[a]Aztar Corp.	165,000	2,356,200
Intrawest Corp. (Canada).	125,200	1,552,480

		3,908,680

Electronic Technology 4.8%
[a]Avocent Corp.	177,000	3,932,940
Cohu Inc.	73,000	1,073,100
Diebold Inc.	55,000	2,267,100
[a]ESCO Technologies Inc.	3,000	111,000
[a]SPACEHAB Inc.	13,500	11,880

		7,396,020

Energy Minerals 8.2%
Arch Coal Inc.	142,000	3,065,780
Consol Energy Inc.	168,500	2,911,680
Holly Corp.	39,000	852,150
[a]Nuevo Energy Co.	110,600	1,227,660
Peabody Energy Corp.	119,000	3,478,370
[a]Pioneer Natural Resources Co.	45,000	1,136,250

		12,671,890

Finance 10.9%
American National Insurance Co.	30,000	2,460,600
Arthur J. Gallagher & Co.	60,000	1,762,800
First Indiana Corp.	28,000	518,560

FSV-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Finance (cont.)
1st Source Corp.	40,000	$670,000
Hancock Holding Co.	22,500	1,004,625
Harleysville Group Inc.	67,000	1,770,810
[a]IPC Holdings Ltd. (Bermuda)	62,500	1,971,250
Peoples Bancorp Inc.	44,700	1,144,320
Presidential Life Corp.	170,000	1,688,100
RLI Corp.	99,400	2,773,260
StanCorp Financial Group Inc.	20,500	1,001,425

		16,765,750

Health Technology 1.3%
ICN Pharmaceuticals Inc.	55,000	600,050
West Pharmaceutical Services Inc.	57,000	1,390,800

		1,990,850

Industrial Services 6.5%
[a]Atwood Oceanics Inc.	50,000	1,505,000
ENSCO International Inc.	27,500	809,875
[a]Global Industries Ltd.	295,000	1,230,150
GlobalSantaFe Corp.	17,500	425,600
[a]Offshore Logistics Inc.	87,500	1,918,000
[a]Oil States International Inc.	151,000	1,947,900
[a]Rowan Cos. Inc.	79,000	1,793,300
Transocean Inc.	13,000	301,600

		9,931,425

Non-Energy Minerals 2.6%
Reliance Steel & Aluminum Co.	125,000	2,605,000
United States Steel Corp.	110,000	1,443,200

		4,048,200

Process Industries 6.7%
AptarGroup Inc.	60,000	1,874,400
Bunge Ltd.	117,000	2,815,020
Myers Industries Inc.	145,000	1,551,500
Olin Corp.	95,000	1,477,250
RPM International Inc.	175,000	2,674,000

		10,392,170

Producer Manufacturing 20.4%
[a]Cable Design Technologies Corp.	83,000	489,700
Carlisle Cos. Inc.	15,000	620,700
CIRCOR International Inc.	86,000	1,367,400
CNH Global NV (Netherlands)	485,000	1,843,000
[a]Genlyte Group Inc.	37,500	1,168,500
Graco Inc.	85,000	2,435,250
JLG Industries Inc.	107,400	808,722
Lancaster Colony Corp.	28,000	1,094,240
[a]Lone Star Technologies Inc.	97,000	1,444,330
[a]Mettler-Toledo International Inc. (Switzerland)	97,000	3,109,820
[a]Mueller Industries Inc.	50,000	1,362,500
[a]Powell Industries Inc.	20,000	341,580

FSV-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES	VALUE

Common Stocks (cont.)
Producer Manufacturing (cont.)
Roper Industries Inc.	72,000	$2,635,200
Stewart & Stevenson Services Inc.	135,000	1,908,900
Superior Industries International Inc.	56,000	2,316,160
Teleflex Inc.	39,100	1,676,999
Thomas Industries Inc.	42,000	1,094,520
Timken Co.	59,200	1,130,720
[a]Tower Automotive Inc.	135,000	607,500
Watts Industries Inc., A	79,000	1,243,460
York International Corp.	105,000	2,684,850

		31,384,051

Retail Trade 4.4%
[a]American Eagle Outfitters Inc.	86,000	1,185,080
Dillards Inc., A	78,000	1,237,080
Fresh Brands Inc.	18,000	297,000
[a]Linens ‘n Things Inc.	72,000	1,627,200
[a]The Men’s Wearhouse Inc.	89,000	1,526,350
[a]Zale Corp.	29,000	925,100

		6,797,810

Technology Services 1.6%
[a]NetIQ Corp.	86,651	1,070,140
Reynolds & Reynolds Co., A	56,000	1,426,320

		2,496,460

Transportation 10.1%
Airborne Inc.	50,000	741,500
[a]Atlantic Coast Airlines Holdings Inc.	200,000	2,406,000
[a]Dollar Thrifty Automotive Group Inc.	35,000	740,250
[a]Midwest Express Holdings Inc.	180,000	963,000
[a]OMI Corp.	525,000	2,157,750
Overseas Shipholding Group Inc.	75,000	1,342,500
SkyWest Inc.	160,000	2,091,200
Stolt Nielsen SA, ADR (Norway)	109,200	682,500
Teekay Shipping Corp. (Bahamas)	72,500	2,950,750
Tidewater Inc.	49,000	1,523,900

		15,599,350

Utilities 1.2%
Northeast Utilities	45,000	682,651
[a]Sierra Pacific Resources	168,000	1,092,000

		1,774,651

Total Common Stocks (Cost $155,142,446)		145,468,630

Total Long Term Investments (Cost $156,634,576)		146,544,205

Short Term Investments (Cost $11,261,583) 7.3%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	11,261,583	11,261,583

Total Investments (Cost $167,896,159) 102.4%		157,805,788
Other Assets, less Liabilities (2.4)%		(3,783,811)

Net Assets 100.0%		$154,021,977

[a]	Non-income producing
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

FSV-8

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$167,896,159

Value	$157,805,788
Receivables:
Capital shares sold	610,533
Dividends	100,092

Total assets	158,516,413

Liabilities:
Payables:
Investment securities purchased	4,283,532
Capital shares redeemed	54,268
Affiliates	141,076
Other liabilities	15,560

Total liabilities	4,494,436

Net assets, at value	$154,021,977

Net assets consist of:
Undistributed net investment income	$509,154
Net unrealized depreciation	(10,090,371)
Accumulated net realized loss	(1,390,204)
Capital shares	164,993,398

Net assets, at value	$154,021,977

Class 1:
Net assets, at value	$28,720,420

Shares outstanding	2,960,180

Net asset value and offering price per share	$9.70

Class 2:
Net assets, at value	$125,301,557

Shares outstanding	13,037,219

Net asset value and offering price per share	$9.61

FSV-9

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$1,562,558

Expenses:
Management fees (Note 3)	633,663
Administrative fees (Note 3)	168,238
Distribution fees - Class 2 (Note 3)	195,488
Transfer agent fees	1,165
Custodian fees	1,023
Reports to shareholders	27,847
Professional fees	18,924
Trustees' fees and expenses	1,059
Other	4,614

Total expenses	1,052,021

Net investment income	510,537

Realized and unrealized gains (losses):
Net realized loss from investments	(1,240,229)
Net unrealized depreciation on investments	(15,328,688)

Net realized and unrealized loss	(16,568,917)

Net decrease in net assets resulting from operations	$(16,058,380)

FSV-10

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase in net assets:
Operations:
Net investment income	$510,537	$457,784
Net realized gain (loss) from investments and foreign currency transactions	(1,240,229)	3,231,290
Net unrealized appreciation (depreciation) on investments	(15,328,688)	1,845,897

Net increase (decrease) in net assets resulting from operations	(16,058,380)	5,534,971
Distributions to shareholders from:
Net investment income:
Class 1	(158,450)	(138,408)
Class 2	(299,301)	(66,481)
Net realized gains:
Class 1	(959,618)	(696,403)
Class 2	(2,093,611)	(384,593)

Total distributions to shareholders	(3,510,980)	(1,285,885)
Capital share transactions: (Note 2)
Class 1	1,083,853	11,101,212
Class 2	105,621,633	24,871,679

Total capital share transactions	106,705,486	35,972,891
Net increase in net assets	87,136,126	40,221,977
Net assets:
Beginning of year	66,885,851	26,663,874

End of year	$154,021,977	$66,885,851

Undistributed net investment income included in net assets:
End of year	$509,154	$457,436

FSV-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Small Cap Value Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 52% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is total return.

Effective May 1, 2002, the Franklin Value Securities Fund changed its name to the Franklin Small Cap Value Securities Fund. The Fund’s investment objective and other policies did not change as a result of the name change.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FSV-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,067,913	$12,265,267	2,603,644	$27,580,868
Shares issued in reinvestment of distributions	97,904	1,118,068	77,083	834,811
Shares redeemed	(1,177,077)	(12,299,482)	(1,682,135)	(17,314,467)

Net increase (decrease)	(11,260)	$1,083,853	998,592	$11,101,212

Class 2 Shares:
Shares sold	10,964,657	$116,028,421	2,766,851	$28,619,896
Shares issued in reinvestment of distributions	211,202	2,392,912	41,921	451,074
Shares redeemed	(1,285,701)	(12,799,700)	(396,376)	(4,199,291)

Net increase	9,890,158	$105,621,633	2,412,396	$24,871,679

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.60%	First $200 million
.50%	Over $200 million, up to and including $1.3 billion
.40%	Over $1.3 billion

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

FSV-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $968,401, which may be carried over to offset future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $312,657. For tax purposes such losses will be reflected in the year ending December 31, 2003.

Net realized gains (losses) differ for financial statements and tax purposes primarily due to differing treatments of wash sales.

The tax character of distributions paid during the year ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$1,793,020	$649,926
Long term capital gains	1,717,960	635,959

	$3,510,980	$1,285,885

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$168,005,305
Unrealized appreciation	10,794,779
Unrealized depreciation	(20,994,296)

Net unrealized depreciation	$(10,199,517)

Undistributed ordinary income	$509,154
Undistributed long term capital gains	—

Distributable earnings	$509,154

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $109,866,263 and $5,242,511, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Franklin Institutional Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned dividend income from investment in the Sweep Money Fund of $184,314.

FSV-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Small Cap Value Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FSV-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN SMALL CAP VALUE SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 67.21% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FSV-16

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Fund Goals and Primary Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active allocation process and invests in high yield and investment grade corporate bonds; foreign government and agency bonds, including emerging market bonds; mortgage securities and other asset-backed securities; convertible securities, including preferred stocks and bonds convertible into common stocks; U.S. government bonds; and preferred stock (non-convertible).

During the 12 months ended December 31, 2002, financial markets were driven by a combination of exceptional trends including the lowest domestic interest rates in over 40 years and the third year of broad domestic equity market declines. Following an inventory-led jump in first quarter 2002, domestic economic growth remained tepid for the remainder of the year. Economic deceleration, concerns over equity valuations and the stigma of corporate malfeasance weighed heavily on investor sentiment, resulting in equity markets posting double-digit negative returns in 2002. Consequently, with inflationary pressures remaining relatively subdued, the Federal Reserve Board continued its two-year monetary easing program by reducing the federal funds target rate an additional 50 basis points in November. Overall, interest rates moved significantly lower during the year due to a flight-to-quality in financial markets and a low perceived risk of inflationary pressures. The benchmark 10-year Treasury bond’s yield declined from 5.07% at the beginning of the period to 3.83% by period-end. In general, lower interest rates and falling equity indexes were evident across the global financial markets over the past year.

In terms of sector positioning, Franklin Strategic Income Securities Fund raised its exposure to corporate bonds (excluding convertibles) to 43.3% of total net assets by year-end, given what we saw as compelling valuations, the prospect for improving corporate operating momentum and a declining default rate. We also increased our developed foreign bond holdings, based on our outlook for a weaker U.S. dollar and declining interest rates in many of these markets. On the other hand, we reduced our emerging market bond sector weighting by selling our Brazilian holdings. Last, the Fund maintained an underweighted exposure to U.S. government bonds, considering their substantially reduced return potential from low nominal yields as well as the possibility that an increase in investor risk tolerance could reverse the safety premium priced into that sector.

FSI-1

As a result of strong performance from the more interest rate-sensitive domestic fixed income markets and the international developed bond sector, which was somewhat offset by weakness from certain of the more growth-oriented fixed income sectors (high-yield corporates and convertible securities), the Fund posted a positive total return for the year under review. At period-end, the corporate market continued to offer meaningful valuation discounts compared with nominal domestic interest rates near 40-year lows. Thus, we believe that our current portfolio positioning, which favors corporate bonds over highly interest rate-sensitive fixed income sectors, should lead to stronger long-term returns for our shareholders given an environment of positive, albeit moderate, global economic growth.

Sector Discussions

Corporate Bonds

After experiencing a moderate rebound during the first several months of the calendar year due to strong first quarter economic growth and some equity market stability, the corporate bond market came under significant pressure during the second and third quarters of 2002. Declining equity markets, a continuing high level of corporate defaults and rising investor risk aversion negatively impacted performance in the high yield and investment grade corporate bond markets. Looking forward, however, it appears to us that the high yield market’s overall default rate may have already peaked and should continue to move lower in 2003. Moreover, although many analysts expect near-term economic growth to be tepid, corporations’ focus on cost controls and productivity enhancements combined with a more disciplined approach to reducing balance sheet debt should lead to improving corporate credit profiles. From a valuation standpoint, the high yield market’s yield spread over Treasuries, a common valuation metric, increased to all-time wide levels during the second half of the year. Even following a late-year rally, spreads remained at just under 10 percentage points above Treasuries at period-end, significantly cheap compared with the 10-year average. In the investment grade corporate bond market, fundamental credit concerns, primarily in the telecommunications, utilities, auto and finance industries, similarly pushed valuations toward all-time lows. However, as experienced in the high yield corporate bond market, companies in the investment grade arena began to post better earnings and focused on cost controls and debt reduction. Considering our outlook for improving credit profiles combined with valuations that we believe are still at -

FSI-2

tractive versus historical averages, Franklin Strategic Income Securities Fund held its largest sector weighting in corporate bonds at period-end.

Developed Foreign Country Bonds

Developed foreign country bonds posted the strongest returns across the fixed income markets as a result of the U.S. dollar’s significant decline combined with further global interest rate reductions. As we look for the yield gap to narrow between developed-market foreign sovereign bonds and comparable U.S. Treasury rates, and given our outlook for foreign currency appreciation versus the U.S. dollar, we increased our exposure to this sector. By year-end, developed foreign country bonds represented the Fund’s second-largest sector weighting.

Emerging Market Debt Securities

Although sector volatility remained relatively high throughout the period, developing country bond markets delivered a double-digit total return for 2002. Some perceived stability following Brazil’s October 2002 elections minimized the country’s negative impact on the overall emerging market sector. Over the course of the year, we moderately reduced our emerging bond market weighting, largely through the sale of our Brazilian holdings prior to that country’s elections given our concerns about Brazil’s longer-term outlook. On the other hand, the Fund benefited from its largest emerging market position, Russian government bonds, as these securities delivered the strongest returns across the developing country bond sector on the back of improving fundamentals and multiple upgrades from credit ratings agencies.

U.S. Mortgage and Other Asset-Backed Securities

Over the past year, mortgage and other asset-backed sectors generated healthy returns resulting from an overall interest rate decline. However, the impact of rising prepayments somewhat tempered returns. At period-end, we held a heavier exposure to this sector compared with our U.S. government position because we preferred the yields being offered by these securities.

U.S. Government Securities

The significant decline in domestic interest rates buoyed the U.S. government securities sector during the year under review. However, considering 40-year lows in nominal interest rates, the expectation for continued, albeit moderate, economic growth, and the “flight-to-quality” premium that still appeared priced into this sector, the Fund

FSI-3

held an underweighted exposure to U.S. government bonds at year-end.

Convertible Securities

The Fund held a relatively low weighting in the convertible securities sector throughout the year. Nonetheless, with significant declines in broad equity markets during the period, our convertible securities allocation negatively impacted Fund performance. With our outlook for improving earnings going into 2003 and with some moderation in valuation levels, we may look for opportunities to add to our convertible holdings in the future.

Looking Forward

In our opinion, subdued inflation, low interest rates and some recovery in corporate investment spending should allow the domestic economy to generate positive growth in 2003. Internationally, we anticipate moderate growth in the intermediate term despite select countries with pronounced political and/or fiscal risks. Certainly, developments with the Iraqi conflict and other potential international flare-ups such as with North Korea must be monitored and assessed. However, against this general backdrop and considering current relative valuation levels, the Fund ended the year with its largest sector exposure in corporate bonds. Within the more interest rate-sensitive sectors, we favored international developed country bonds given our sanguine outlook for a narrowing yield spread between these and U.S. government bonds as well as the potential for further U.S. dollar depreciation. As always, the Fund will continue to look for opportunities to enhance its long-term returns while reducing overall volatility by actively managing its sector and security allocations.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-4

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Strategic Income Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	3-Year	Since Inception (7/1/99)

Cumulative Total Return	+5.12%	+15.29%	+18.29%

Average Annual Total Return	+5.12%	+4.86%	+4.92%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (7/1/99–12/31/02)

The graph compares the performance of Franklin Strategic Income Securities Fund – Class 1 and the Lehman Brothers U.S. Aggregate Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic  Income Securities  Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

FSI-5

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002		2001		2000	1999[e]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.87		$9.89		$9.96	$10.00

Income from investment operations:
Net investment income[a]	.73		.76	[d]	.82	.38
Net realized and unrealized losses	(.23)		(.32)[d]		(.33)	(.12)

Total from investment operations	.50		.44		.49	.26

Less distributions from net investment income	—	[c]	(.46)		(.56)	(.30)

Net asset value, end of year	$10.37		$9.87		$9.89	$9.96

Total return[b]	5.12%		4.51%		4.95%	2.61%

Ratios/supplemental data
Net assets, end of year (000’s)	$102,751		$43,778		$11,437	$4,741
Ratios to average net assets:
Expenses	.66%		.71%		.75%	.75%	[f]
Expenses, excluding waiver and payments by affiliate	.66%		.71%		.99%	1.46%	[f]
Net investment income	7.37%		7.48%	[d]	8.13%	7.52%	[f]
Portfolio turnover rate	45.78%		35.21%		29.19%	9.96%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes distributions of net investment income in the amount of $.005.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18%	)
Per	share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
[e]For	the period July 1, 1999 (effective date) to December 31, 1999.
[f]	Annualized

FSI-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,

	2002		2001[d]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$9.82		$10.14

Income from investment operations:
Net investment income[a]	.70		.45	[e]
Net realized and unrealized losses	(.23)		(.31)[e]

Total from investment operations	.47		.14

Less distributions from net investment income	—	[c]	(.46)

Net asset value, end of year	$10.29		$9.82

Total return[b]	4.81%		1.38%

Ratios/supplemental data
Net assets, end of year (000’s)	$210		$48
Ratios to average net assets:
Expenses	.91%		.96%	[f]
Net investment income	7.12%		7.05%	[e,f]
Portfolio turnover rate	45.78%		35.21%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Includes distributions of net investment income in the amount of $.003.
[d]	For the period May 15, 2001 (effective date) to December 31, 2001.
[e]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of the investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.018)
Net realized and unrealized losses per share	.018
Ratio of net investment income to average net assets	(.18%	)
Per	share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
[f]	Annualized

FSI-7

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2002

	COUNTRY	SHARES/ WARRANTS	VALUE

Warrants
[a]McLeodUSA Inc., wts., 4/16/07 (Cost $22,528)	United States	3,021	$1,057

Preferred Stocks .9%
Fresenius Medical Care Capital Trust, 7.875%, pfd. (Cost $863,344)	Germany	900,000	888,750

Convertible Preferred Stocks 2.2%
Communications
[a]McLeodUSA Inc., cvt. pfd.	United States	1,364	5,592

Consumer Durables .5%
Ford Motor Co. Capital Trust II, 6.50%, cvt. pfd.	United States	12,300	502,455

Industrial Services .5%
Weatherford International Inc., 5.00%, cvt. pfd.	United States	9,700	498,020

Technology Services .3%
Electronic Data Systems Corp., 7.625%, cvt. pfd.	United States	15,000	328,650

Transportation .5%
Union Pacific Capital Trust, 6.25%, cvt. pfd.	United States	9,700	502,026

Utilities .4%
FPL Group Inc., 8.50%, cvt. pfd.	United States	7,200	398,592

Total Convertible Preferred Stocks (Cost $2,608,828)			2,235,335

		PRINCIPAL AMOUNT[d]
Bonds 43.3%
Commercial Services .5%
Johnsondiversey Inc., senior sub. note, 144A, 9.625%, 5/15/12	United States	$500,000	527,500

Communications 3.8%
American Cellular Corp., senior sub. note, 9.50%, 10/15/09	United States	500,000	97,500
AT&T Wireless Services Inc., senior note, 8.125%, 5/01/12	United States	700,000	704,866
Dobson Communications Corp., senior note, 10.875%, 7/01/10	United States	500,000	425,000
[b]Global Crossing Holdings Ltd., senior note, 9.50%, 11/15/09	United States	400,000	14,000
Nextel Communications Inc., senior disc. note, 9.75%, 10/31/07	United States	1,000,000	930,000
Nextel Partners Inc., senior note, 12.50%, 11/15/09	United States	400,000	362,000
Rural Cellular Corp., senior sub. note, A, 9.75%, 1/15/10	United States	300,000	181,500
Triton PCS Inc., senior sub. note, 9.375%, 2/01/11	United States	600,000	501,000
US West Communications Inc., debentures, 6.875%, 9/15/33	United States	800,000	620,000
VoiceStream Wireless Corp., senior disc. note, zero cpn. to 11/15/04, 11.875% thereafter, 11/15/09	United States	88,000	75,240
[b]XO Communications Inc., senior disc. note, zero cpn. to 6/01/04, 12.25% thereafter, 6/01/09	United States	400,000	2,500

			3,913,606

Consumer Durables .9%
D.R. Horton Inc., senior note, 8.50%, 4/15/12	United States	900,000	909,000

Consumer Non-Durables 2.6%
American Greetings, senior sub. note, 11.75%, 7/15/08	United States	400,000	440,000
Armkel Finance Inc., senior sub. note, 9.50%, 8/15/09	United States	600,000	654,000
Dimon Inc., senior note, 9.625%, 10/15/11	United States	600,000	637,500
Kellogg Co., note, 6.60%, 4/01/11	United States	400,000	451,226
Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06	United States	700,000	476,000

			2,658,726

FSI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Bonds (cont.)
Consumer Services 10.1%
AOL Time Warner Inc., notes, 6.75%, 4/15/11	United States	$700,000	$729,320
CanWest Media Inc., senior sub. note, 10.625%, 5/15/11	Canada	500,000	535,000
[b,f]Century Communications Corp., senior disc. note, B, zero cpn., 1/15/08	United States	700,000	106,750
Chancellor Media Corp., senior note, 8.00%, 11/01/08	United States	700,000	767,375
Charter Communications Holdings LLC, senior disc. note, zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11	United States	900,000	319,500
CSC Holdings Inc., senior debentures, 7.625%, 7/15/18	United States	400,000	356,500
Diamond Holdings PLC, senior note, 9.125%, 2/01/08	United Kingdom	200,000	124,000
EchoStar DBS Corp., senior disc. note, 10.375%, 10/01/07	United States	800,000	870,000
Host Marriott LP, senior note, 9.25%, 10/01/07	United States	800,000	812,000
Lin Television Corp., senior notes, 8.00%, 1/15/08	United States	600,000	638,250
Meristar Hospitality Corp., senior note, 10.50%, 6/15/09	United States	700,000	642,250
Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07	United States	900,000	963,000
Quebecor Media Inc., senior disc. note, zero cpn. To 7/15/06, 13.75% thereafter, 7/15/11	Canada	600,000	339,000
Royal Caribbean Cruises, senior debentures, 7.25%, 3/15/18	United States	900,000	697,500
Six Flags Inc., senior note, 8.875%, 2/01/10	United States	600,000	567,000
Station Casinos Inc., senior sub. note, 9.875%, 7/01/10	United States	600,000	654,000
Venetian Casino/LV Sands, 144A, 11.00%, 6/15/10	United States	600,000	630,000
Yell Finance BV, senior disc. note, zero cpn. To 8/01/06, 13.50% thereafter, 8/01/11	United Kingdom	700,000	497,000
Yell Finance BV, senior note, 10.75%, 8/01/11	United Kingdom	100,000	110,500

			10,358,945

Electronic Technology 2.2%
Amkor Technologies Inc., senior note, 9.25%, 2/15/08	United States	800,000	680,000
Motors & Gears, senior note, 10.75%, 11/15/06	United States	500,000	433,750
Sequa Corp., senior note, 9.00%, 8/01/09	United States	400,000	386,000
Solectron Corp., senior note, 9.625%, 2/15/09	United States	800,000	784,000

			2,283,750

Energy Minerals 1.2%
Hanover Equipment Trust 01, senior secured note, 144A, B, 8.75%, 9/01/11	United States	900,000	873,000
Westport Resources Corp., senior sub. note, 144A, 8.25%, 11/01/11	United States	400,000	422,000

			1,295,000

Finance 3.6%
Citigroup Inc., sub. notes, 5.625%, 8/27/12	United States	700,000	737,409
General Electric Capital Corp., notes, 6.75%, 3/15/32	United States	800,000	887,448
General Motors Acceptance Corp., note, 6.875%, 9/15/11	United States	700,000	699,211
JP Morgan Chase & Co., sub. note, 5.75%, 1/02/13	United States	800,000	811,650
Western Financial Bank-FSB, sub. debentures, 9.625%, 5/15/12	United States	600,000	585,000

			3,720,718

Health Services 2.8%
Healthsouth Corp., senior note, 8.50%, 2/01/08	United States	800,000	692,000
[f]Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08	United States	600,000	154,500
Pacificare Health Systems Inc., senior note, 10.75%, 6/01/09	United States	600,000	645,000
Tenet Healthcare Corp., senior note, 6.875%, 11/15/31	United States	800,000	686,329
United Surgical Partners, senior sub. note, 10.00%, 12/15/11	United States	700,000	721,000

			2,898,829

Industrial Services 2.3%
Allied Waste North America Inc., senior sub. note, B, 10.00%, 8/01/09	United States	800,000	798,000
El Paso Energy Partners, senior sub. note, 144A, 10.625%, 12/01/12	United States	800,000	822,000

FSI-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Bonds (cont.)
Industrial Services (cont.)
Grant Prideco Escrow, senior note, 144A, 9.00%, 12/15/09	United States	$200,000	$209,000
URS Corp., senior sub. note, 12.25%, 5/01/09	United States	700,000	570,500

			2,399,500

Non-Energy Minerals 1.2%
Century Aluminum Co., first mortgage, 11.75%, 4/15/08	United States	700,000	682,500
Phelps Dodge Corp., senior note, 8.75%, 6/01/11	United States	500,000	529,618

			1,212,118

Process Industries 3.9%
Buckeye Technologies Inc., senior sub. note, 8.50%, 12/15/05	United States	600,000	546,000
Consolidated Container Co. LLC, senior disc. note, 10.125%, 7/15/09	United States	300,000	202,875
Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08	United States	500,000	493,125
Huntsman ICI Chemicals, senior disc. note, zero cpn., 12/31/09	United States	1,400,000	329,000
Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07	United States	800,000	772,000
MDP Acquisitions PLC, senior note, 144A, 9.625%, 10/01/12	Irish Republic	300,000	313,500
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	700,000	598,500
Riverwood International, senior sub. note, 10.875%, 4/01/08	United States	200,000	203,000
Stone Container Corp., senior note, 8.375%, 7/01/12	United States	500,000	515,000

			3,973,000

Producer Manufacturing 3.1%
Collins & Aikman Products, senior note, 10.75%, 12/31/11	United States	500,000	478,750
Cummins Inc., senior notes, 144A, 9.50%, 12/01/10	United States	200,000	214,000
Dana Corp., notes, 9.00%, 8/15/11	United States	800,000	776,000
Joy Global Inc., senior sub. note, 8.75%, 3/15/12	United States	200,000	209,500
The Manitowoc Co. Inc., senior sub. note, 144A, 10.50%, 8/01/12	United States	500,000	521,250
NMHG Holding Co., senior note, 10.00%, 5/15/09	United States	400,000	402,000
Nortek Inc., senior note, B, 8.875%, 8/01/08	United States	500,000	513,750
Rexnord Corp., senior sub. note, 144A, 10.125%, 12/15/12	United States	100,000	103,000

			3,218,250

Retail Trade 1.6%
Delhaize America Inc., 9.00%, 4/15/31	United States	400,000	368,890
Kroger Co., senior note, 6.80%, 4/01/11	United States	400,000	439,162
Rite Aid Corp., debentures, 7.70%, 2/15/27	United States	700,000	493,500
Staples Inc., notes, 144A, 7.375%, 10/01/12	United States	300,000	329,929

			1,631,481

Transportation 1.0%
CP Ships Ltd., senior note, 10.375%, 7/15/12	United States	600,000	633,000
United Air Lines Inc., 6.602%, 3/01/15	United States	500,000	386,875

			1,019,875

Utilities 2.5%
AES Corp., senior note, 8.75%, 6/15/08	United States	700,000	413,000
Aquila Inc., notes, 144A, 14.375%, 7/01/12	United States	900,000	712,022
Calpine Corp., senior note, 8.625%, 8/15/10	United States	900,000	387,000
CMS Energy Corp., senior note, 7.50%, 1/15/09	United States	900,000	766,056
Dynegy Inc., senior note, 8.75%, 2/15/12	United States	900,000	319,500

			2,597,578

Total Bonds (Cost $46,034,707)			44,617,876

FSI-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Convertible Bonds 1.8%
Consumer Services .5%
[b,f]Adelphia Communications Corp., cvt., sub. note, 6.00%, 2/15/06	United States	$450,000	$36,000
Liberty Media Corp. into Motorola, cvt., senior note, 3.50%, 1/15/31	United States	750,000	484,688

			520,688

Electronic Technology .7%
Fairchild Semiconductor Corp., cvt., 5.00%, 11/01/08	United States	300,000	270,000
SCI Systems Inc., cvt., subordinated note, 3.00%, 3/15/07	United States	650,000	459,875

			729,875

Health Technology .6%
ICN Pharmaceuticals Inc., cvt., Subordinated note, 6.50%, 7/15/08	United States	750,000	609,375

Total Convertible Bonds (Cost $2,315,520)			1,859,938

Other Mortgages/Other Asset Backed Securities 2.4%
Centex Home Equity Loan Trust, 6.39%, 10/25/27	United States	500,000	519,517
GMAC Commercial Mortgage Securities Inc., 1998-C2, Class A2, 6.42%, 5/15/35	United States	400,000	450,552
Green Tree Financial Corp., 1993-4, B1, 7.20%, 1/15/19	United States	31,705	32,138
Keystone Owner Trust, 1997-P3, Class M2, 7.98%, 12/25/24	United States	305,946	316,320
Residential Asset Securities Corp., 2002-KS8, A4, 4.58%, 11/25/30	United States	1,000,000	1,014,063
Vanderbilt Mortgage Finance, 6.525%, 1/07/32	United States	125,000	118,368

Total Other Mortgages/Other Asset Backed Securities (Cost $2,396,966)			2,450,958

U.S. Government and Agency Securities/Mortgages 14.4%
Other US Government and Agency Securities 4.5%
FHLMC, 7.00%, 3/15/10	United States	300,000	360,352
FHLMC, 5.50%, 9/15/11	United States	300,000	329,234
FNMA, 6.00%, 12/15/05	United States	500,000	554,026
FNMA, 5.25%, 6/15/06	United States	900,000	981,549
FNMA, 5.00%, 1/15/07	United States	900,000	976,455
FNMA, 6.00%, 5/15/08	United States	150,000	170,105
FNMA, 5.25%, 1/15/09	United States	250,000	273,873
FNMA, 6.625%, 11/15/10	United States	350,000	411,587
FNMA, 6.00%, 5/15/11	United States	500,000	566,126

			4,623,307

US Government Agencies/Mortgages 8.3%
FHLMC, 6.50%, 5/01/16	United States	184,237	194,982
FHLMC, 7.50%, 3/01/30	United States	44,403	47,250
FHLMC, 7.50%, 8/01/30	United States	17,009	18,099
FHLMC, 7.50%, 7/01/31	United States	190,195	202,322
FHLMC, 7.00%, 1/01/32	United States	296,054	311,262
FHLMC, 7.00%, 6/01/32	United States	398,907	419,399
FNMA, 7.00%, 5/01/12	United States	34,346	36,631
FNMA, 6.00%, 4/01/16	United States	74,154	77,649
FNMA, 6.00%, 7/01/16	United States	367,616	384,941
FNMA, 5.50%, 10/01/16	United States	81,476	84,617
FNMA, 5.50%, 1/01/18	United States	400,000	415,429
[c]FNMA, 6.00%, 1/01/29	United States	200,000	206,938
[c]FNMA, 6.50%, 1/01/29	United States	500,000	520,938
FNMA, 7.00%, 2/01/29	United States	98,313	103,738
FNMA, 6.00%, 5/01/29	United States	67,181	69,674
FNMA, 6.50%, 5/01/31	United States	637,623	664,516
FNMA, 7.50%, 9/01/31	United States	247,075	262,406

FSI-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

U.S. Government and Agency Securities/Mortgages (cont.)
U.S. Government Agencies/Mortgages (cont.)
FNMA, 6.00%, 11/01/31	United States	$36,320		$37,611
FNMA, 7.00%, 1/01/32	United States	142,405		149,832
FNMA, 6.50%, 4/01/32	United States	350,410		365,123
FNMA, 6.50%, 6/01/32	United States	122,270		127,404
FNMA, 6.50%, 8/01/32	United States	855,139		891,046
FNMA, 6.00%, 11/01/32	United States	996,485		1,031,834
FNMA, 6.00%, 12/01/32	United States	298,932		309,536
[c]FNMA, 5.50%, 1/01/33	United States	200,000		204,125
GNMA, 7.00%, 2/15/29	United States	135,006		143,282
GNMA, 7.50%, 9/15/30	United States	63,865		68,166
[c]GNMA, 6.00%, 1/01/31	United States	200,000		208,250
GNMA, 6.50%, 4/20/31	United States	97,117		101,363
GNMA, 6.50%, 11/15/31	United States	221,157		232,345
GNMA, 6.50%, 2/15/32	United States	92,924		97,627
GNMA, 7.00%, 6/15/32	United States	359,309		381,033
GNMA, 6.00%, 11/15/32	United States	193,309		201,587
GNMA, SF, 8.00%, 6/15/26	United States	26,828		29,255

				8,600,210

Government Securities 1.6%
U.S. Treasury Bond, 6.125%, 11/15/27	United States	150,000		175,307
U.S. Treasury Note, 3.00%, 11/15/07	United States	500,000		506,172
U.S. Treasury Note, 5.625%, 5/15/08	United States	600,000		680,906
U.S. Treasury Note, 4.375%, 8/15/12	United States	300,000		313,676

				1,676,061

Total U.S. Government and Agency Securities/Mortgages (Cost $14,322,368)				14,899,578

Foreign Government and Agency Securities 27.2%
New South Wales Treasury Corp., 6.50%, 5/01/06	Australia	983,000	AUD	582,146
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	1,051,000	AUD	670,441
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	750,000	AUD	443,602
Kingdom of Belgium, 7.75%, 10/15/04	Belgium	76,000	EUR	86,589
Kingdom of Belgium, 4.75%, 9/28/06	Belgium	100,000	EUR	110,352
Kingdom of Belgium, 7.50%, 7/29/08	Belgium	146,000	EUR	182,337
Kingdom of Belgium, 5.00%, 9/28/12	Belgium	790,000	EUR	873,955
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	848,000		928,984
Republic of Bulgaria, Reg S, 8.25%, 1/15/15	Bulgaria	270,000		295,785
Government of Canada, 6.00%, 6/01/11	Canada	695,000	CAD	478,931
Republic of Colombia, 10.00%, 1/23/12	Colombia	320,000		324,800
Kingdom of Denmark, 5.00%, 8/15/05	Denmark	1,729,000	DKK	254,940
Kingdom of Denmark, 6.00%, 11/15/09	Denmark	520,000	DKK	81,912
Kingdom of Denmark, 5.00%, 11/15/13	Denmark	3,790,000	DKK	560,708
Government of France, 5.50%, 10/25/07	France	10,000	EUR	11,438
Government of France, 4.00%, 4/25/09	France	540,000	EUR	574,380
Government of France, 4.00%, 10/25/09	France	943,000	EUR	993,355
Bundesrepublik Deutschland Board, 3.75%, 1/04/09	Germany	630,000	EUR	664,325
Federal Republic of Germany, 6.875%, 5/12/05	Germany	400,000	EUR	457,452
Federal Republic of Germany, 4.50%, 8/18/06	Germany	400,000	EUR	438,534
Federal Republic of Germany, 6.00%, 7/04/07	Germany	580,000	EUR	673,708
Federal Republic of Germany, 4.50%, 7/04/09	Germany	192,000	EUR	209,815
Federal Republic of Germany, 5.00%, 7/04/11	Germany	551,000	EUR	615,000

FSI-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

Foreign Government and Agency Securities (cont.)
Federal Republic of Germany, Series 136, 5.00%, 8/19/05	Germany	$70,000	EUR	$77,662
Buoni Poliennali Del Tesoro, 7.75%, 11/01/06	Italy	300,000	EUR	362,041
Buoni Poliennali Del Tesoro, 6.75%, 2/01/07	Italy	130,000	EUR	153,692
Buoni Poliennali Del Tesoro, 4.50%, 5/01/09	Italy	80,000	EUR	87,091
Buoni Poliennali Del Tesoro, 5.50%, 11/01/10	Italy	43,000	EUR	49,406
United Mexican States, 8.625%, 3/12/08	Mexico	100,000		115,225
United Mexican States, 10.375%, 2/17/09	Mexico	134,000		165,457
United Mexican States, 9.875%, 2/01/10	Mexico	912,000		1,114,920
United Mexican States, 11.375%, 9/15/16	Mexico	802,000		1,075,683
United Mexican States, 8.00%, 9/24/22	Mexico	280,000		292,110
Government of Netherlands, 5.75%, 2/15/07	Netherlands	170,000	EUR	194,881
Government of Netherlands, 5.00%, 7/15/12	Netherlands	250,000	EUR	278,116
Government of New Zealand, 8.00%, 11/15/06	New Zealand	300,000	NZD	168,613
Government of New Zealand, 7.00%, 7/15/09	New Zealand	3,090,000	NZD	1,700,271
Government of New Zealand, 6.00%, 11/15/11	New Zealand	1,200,000	NZD	625,774
Kingdom of Norway, 6.75%, 1/15/07	Norway	2,700,000	NOK	400,065
Kingdom of Norway, 5.50%, 5/15/09	Norway	1,860,000	NOK	264,458
Republic of Panama, 8.875%, 9/30/27	Panama	85,000		84,575
Republic of Panama, 9.375%, 4/01/29	Panama	75,000		80,719
Republic of Peru, FRN, 4.50%, 3/07/17	Peru	198,940		156,174
Republic of Philippines, 9.875%, 3/16/10	Philippines	30,000		32,138
Republic of Philippines, 10.625%, 3/16/25	Philippines	1,252,000		1,295,820
Federation of Russia, 3.00%, 5/14/06	Russia	680,000		598,400
Federation of Russia, A, 12.75%, 6/24/28	Russia	140,000		185,850
Federation of Russia, FRN, Reg S, 5.00%, 3/31/30	Russia	2,815,000		2,230,888
Federation of Russia, Reg S, 10.00%, 6/26/07	Russia	116,000		132,337
Federation of Russia, Reg S, 11.00%, 7/24/18	Russia	840,000		1,008,281
Bonos Y Oblig Del Estado, 3.25%, 1/31/05	Spain	573,000	EUR	607,377
Bonos Y Oblig Del Estado, 6.00%, 1/31/08	Spain	80,000	EUR	93,278
Bonos Y Oblig Del Estado, 5.15%, 7/30/09	Spain	70,000	EUR	79,030
Government of Spain, 10.15%, 1/31/06	Spain	58,000	EUR	73,318
Government of Spain, 4.80%, 10/31/06	Spain	100,000	EUR	110,871
Government of Spain, 5.00%, 7/30/12	Spain	160,000	EUR	177,407
Kingdom of Sweden, 10.25%, 5/05/03	Sweden	300,000	SEK	35,156
Kingdom of Sweden, 6.00%, 2/09/05	Sweden	1,490,000	SEK	178,574
Kingdom of Sweden, 3.50%, 4/20/06	Sweden	6,400,000	SEK	723,344
Kingdom of Sweden, 5.00%, 1/28/09	Sweden	5,570,000	SEK	660,079
Kingdom of Sweden, 5.50%, 10/08/12	Sweden	3,590,000	SEK	437,648
Republic of Ukraine, Reg S, 11.00%, 3/15/07	Ukraine	268,800		278,675
United Kingdom, 7.50%, 12/07/06	United Kingdom	332,000	GBP	600,412
Republic of Venezuela, 9.25%, 9/15/27	Venezuela	797,000		543,950

Total Foreign Government and Agency Securities (Cost $25,319,522)				28,043,255

Total Long Term Investments (Cost $93,883,783)				94,996,747

FSI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]	VALUE

Short Term Investments 7.7%
[e]Franklin Institutional Fiduciary Trust Money Market Portfolio (Cost $7,892,123)	United States	$7,892,123	$7,892,123

Total Investments (Cost $101,775,906) 99.9%			102,888,870
Other Assets, less Liabilities .1%			72,220

Net Assets 100.0%			$102,961,090

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - European Union Euro

GBP - British Pound

NOK - Norwegian Kroner

NZD - New Zealand

SEK - Swedish Krona

[a]	Non-income producing
[b]	See Note 7 regarding defaulted securities.
[c]	Sufficient assets have been segregated for securities traded on a when-issued or delayed delivery basis.
[d]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[e]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[f]	See Note 8 regarding other considerations.

FSI-14See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$101,775,906

Value	102,888,870
Foreign currency, at value (cost $912,516)	909,376
Receivables:
Capital shares sold	191,277
Dividends and interest	1,997,353

Total assets	105,986,876

Liabilities:
Payables:
Investment securities purchased	2,957,705
Capital shares redeemed	240
Affiliates	49,073
Other liabilities	18,768

Total liabilities	3,025,786

Net assets, at value	$102,961,090

Net assets consist of:
Undistributed net investment income	$4,835,092
Net unrealized appreciation	1,129,816
Accumulated net realized loss	(2,360,269)
Capital shares	99,356,451

Net assets, at value	$102,961,090

Class 1:
Net assets, at value	$102,751,085

Shares outstanding	9,907,894

Net asset value and offering price per share	$10.37

Class 2:
Net assets, at value	$210,005

Shares outstanding	20,402

Net asset value and offering price per share	$10.29

FSI-15

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Dividends	$263,537
Interest	4,982,071

Total investment income	5,245,608

Expenses:
Management fees (Note 3)	254,019
Administrative fees (Note 3)	130,182
Distribution fees - Class 2 (Note 3)	321
Transfer agent fees	681
Custodian fees	7,703
Reports to shareholders	11,702
Professional fees	16,745
Trustees' fees and expenses	611
Other	11,937

Total expenses	433,901

Net investment income	4,811,707

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(2,139,730)
Foreign currency transactions	10,482

Net realized loss	(2,129,248)
Net unrealized appreciation on:
Investments	1,984,725
Translation of assets and liabilities denominated in foreign currencies	17,211

Net unrealized appreciation	2,001,936

Net realized and unrealized loss	(127,312)

Net increase in net assets resulting from operations	$4,684,395

FSI-16

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$4,811,707	$1,906,729
Net realized loss from investments and foreign currency transactions	(2,129,248)	(138,623)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	2,001,936	(765,241)

Net increase in net assets resulting from operations	4,684,395	1,002,865
Distributions to shareholders from:
Net investment income:
Class 1	(29,968)	(1,914,278)
Class 2	(32)	(2,100)

Total distributions to shareholders	(30,000)	(1,916,378)
Capital share transactions: (Note 2)
Class 1	54,327,713	33,253,748
Class 2	153,014	48,813

Total capital share transactions	54,480,727	33,302,561
Net increase in net assets	59,135,122	32,389,048
Net assets:
Beginning of year	43,825,968	11,436,920

End of year	$102,961,090	$43,825,968

Undistributed net investment income included in net assets:
End of year	$4,835,092	$(22,710)

FSI-17

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Franklin Strategic Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 99% of the Fund’s shares were sold through one insurance company. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FSI-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001[a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,690,598	$56,469,809	3,561,224	$36,156,662
Shares issued in reinvestment of distributions	3,021	29,968	194,525	1,914,279
Shares redeemed	(220,896)	(2,172,064)	(476,418)	(4,817,193)

Net increase	5,472,723	$54,327,713	3,279,331	$33,253,748

Class 2 Shares:
Shares sold	18,004	$177,242	4,754	$47,845
Shares issued in reinvestment of distributions	3	32	215	2,100
Shares redeemed	(2,460)	(24,260)	(114)	(1,132)

Net increase	15,547	$153,014	4,855	$48,813

[a]For	the period May 15, 2001 (effective date) to December 31, 2001, for Class 2.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Advisers Inc. (Advisers)	Investment manager
Templeton Investment Counsel LLC (TIC)	Sub-adviser
Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.425%	First $500 million
.325%	Over $500 million, up to and including $1 billion
.280%	Over $1 billion, up to and including $1.5 billion

FSI-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

Fees are further reduced on assets over $1.5 billion.

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services of .20% per year of the Fund’s average daily net assets.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $2,312,612 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2007	$14,176
2009	148,652
2010	2,149,784

$2,312,612

At December 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002 of $30,877 and $3,577, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discounts and premiums.

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of Investments	$101,939,842

Unrealized appreciation	$5,321,085
Unrealized depreciation	(4,372,057)

Net unrealized appreciation	$949,028

Undistributed ordinary income	$5,023,681
Undistributed long-term capital gains	—

Distributable earnings	$5,023,681

FSI-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and December 31, 2001, were as follows:

	2002	2001
Distributions paid from:
Ordinary income	$30,000	$1,916,378
Long-term capital gain	—	—

	$30,000	$1,916,378

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $84,194,114 and $27,267,565, respectively.

6. FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers or one of its affiliates. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $102,741 of dividend income from investment in the Sweep Money Fund.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 47.2% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At December 31, 2002, the Fund held defaulted securities with a value aggregating $159,250 representing .15% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

8. OTHER CONSIDERATIONS

Advisers, as the Fund’s Manager, may serve as a member of various bondholders’ steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. Currently the Manager serves in one or more of these capacities for Adelphia Communications, Century Communications, and Magellan Health Services. As a result of this involvement, Advisers may be in possession of certain material non-public information. If the Fund’s manager, while in possession of such information, seeks to sell any of its holdings in these securities it will comply with all applicable federal securities laws.

FSI-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FSI-22

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN STRATEGIC INCOME SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

FSI-23

FRANKLIN TECHNOLOGY SECURITIES FUND

Fund Goal and Primary Investments: Franklin Technology Securities Fund seeks capital appreciation. The Fund invests in equity securities of companies expected to benefit from the development, advancement and use of technology. The Fund may have significant holdings in smaller companies and a smaller portion in foreign securities.

The 12 months ended December 31, 2002, was a difficult period for technology stocks in particular and equity markets in general as news of corporate scandals shook investor confidence while the pace and strength of the U.S. economic recovery remained uncertain. Fear of continued economic weakness, combined with the prospect of war in Iraq, contributed to equity markets’ steep declines and technology stocks’ continued volatility. Fortunately, however, signs of strength developed during the latter part of the period giving us hope that 2003 will be a better year for technology stocks.

Two primary factors impacted technology markets during the 12 months under review. First, earnings projections proved to be too optimistic. Earnings projections fell throughout the period and only recently showed signs of improvement. Second, the tepid economic recovery strained investors’ confidence and led to a continued sell-off of technology stocks. Mutual fund outflows also contributed to the equity market’s decline as many institutional investors sold stocks to meet redemptions. In this challenging environment, Franklin Technology Securities Fund underperformed the Nasdaq Composite Index’s -31.13% return for the year ended December 31, 2002.1

By the end of the reporting period, investor sentiment improved and a number of positive changes arose. In October the Dow Jones Industrial Average posted its best monthly performance since January 1987.1 The Fund appreciated significantly in October and November, as investors saw possible signs of a stabilizing economy. After witnessing announcements of corporate earnings warnings for much of 2002’s first and second quarters, we were encouraged by the stronger-than-expected earnings reports for the third quarter. While there is still room for significant gains before we can definitively say the economy is recovering, we view the recent developments as positive.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

During the reporting period, our increased semiconductor exposure negatively affected Fund performance. However, many of the semiconductor industry’s highest quality stocks recently were trading at very attractive valuations, and in our opinion, these stocks could likely see significant rebounds. Moreover, many of the higher quality stocks that had previously been holding up well finally succumbed to the market sell-off during the reporting period. Many investors sold indiscriminately, and some higher quality stocks recently underperformed the lower quality names. We focused on moving the Fund’s assets into high-quality, industry-leading companies that suffered significant stock price drops recently but that we believe may rebound quickly if the economic recovery gains speed and strength.

Corporate information technology budgets remained the technology sector’s key market driver. Certain segments of many companies’ budgets were hit harder than others as corporations struggled to prioritize their spending to get the highest returns. We identified technology subsectors we think should experience relatively healthy spending, and thus may recover earlier, and sought to invest in those areas.

During the year under review, we made several purchases, including wireless technology designer QUALCOMM, electronic instrument maker Thermo Electron, business analysis software maker Hyperion Solutions and Internet security provider Symantec. Sales during the period included Actuate, Cirrus Logic, DRS Technologies and Electronic Data Systems. These stocks experienced eroding investor confidence as their earnings predictability deteriorated given the uncertain economic outlook. We believe their recent valuations were difficult to justify in this economic environment. For these reasons, we chose to exit our positions to reevaluate the companies at a later date.

We believe the worst has passed for the technology sector; however, we remain concerned about the lack of earnings stability for many technology companies in the short- to intermediate-term. Looking ahead, we are optimistic about technology stocks’ long-term performance and believe related companies are beginning to emerge from the most significant technology spending slowdown in recent history. Productivity enhancements, the substitution of labor by capital equipment, and improvements in communications and manufacturing technology are all trends that should continue due to technological advancements. In our analysis, technology-related companies should once again be able to increase their revenues and earnings at a faster

Top 10 Holdings

Franklin Technology

Securities Fund

12/31/02

Company Sector/Industry	% of Total Net Assets

Microsoft Corp.	4.1%
Technology Services

Affiliated Computer Services Inc., A	3.2%
Technology Services

Cisco Systems Inc.	2.9%
Electronic Technology

Accenture Ltd., A (Bermuda)	2.8%
Technology Services

Oracle Corp.	2.7%
Technology Services

Linear Technology Corp.	2.6%
Electronic Technology

Dell Computer Corp.	2.5%
Electronic Technology

Integrated Circuit Systems Inc.	2.4%
Electronic Technology

Thermo Electron Corp.	2.4%
Electronic Technology

Network Appliance Inc.	2.4%
Electronic Technology

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

rate than the overall economy, as technology will continue to become an ever-growing part of the advancing global economy.

On November 12, 2002, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust (the Trust) approved a proposal to merge Franklin Technology Securities Fund (Fund) into Franklin Small Cap Fund, another fund in the Trust (Reorganization). If approved by Fund shareholders, the Reorganization is expected to be completed around April 30, 2003.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy. Since the Fund concentrates its investments in a single industry or group of industries, it may experience greater volatility than a fund with a more broadly diversified portfolio.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Technology Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	Since Inception (5/1/00)

Cumulative Total Return	-43.93%	-70.00%

Average Annual Total Return	-43.93%	-36.31%

Value of $10,000 Investment	$5,607	$3,000

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (5/1/00–12/31/02)

The graph compares the performance of Franklin Technology Securities Fund – Class 1, the Standard & Poor’s 500 Index and the Nasdaq Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Technology Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$5.35	$7.58	$10.00

Income from investment operations:
Net investment loss[a]	(.03)	(.01)	(.02)
Net realized and unrealized losses	(2.32)	(2.22)	(2.40)

Total from investment operations	(2.35)	(2.23)	(2.42)

Net asset value, end of year	$3.00	$5.35	$7.58

Total return[b]	(43.93)%	(29.42)%	(24.20)%

Ratios/supplemental data
Net assets, end of year (000's)	$1,862	$5,126	$9,066
Ratios to average net assets:
Expenses	1.02%	1.03%	.99%[d]
Net investment loss	(.82)%	(.17)%	(.30)%[d]
Portfolio turnover rate	160.68%	179.25%	106.77%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period May 1, 2000 (effective date) to December 31, 2000.
[d]	Annualized

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000[c]
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$5.33	$7.57	$13.13

Income from investment operations:
Net investment loss[a]	(.04)	(.03)	(.01)
Net realized and unrealized losses	(2.30)	(2.21)	(5.55)

Total from investment operations	(2.34)	(2.24)	(5.56)

Net asset value, end of year	$2.99	$5.33	$7.57

Total return[b]	(43.90)%	(29.59)%	(42.35)%

Ratios/supplemental data
Net assets, end of year (000's)	$10,535	$8,740	$1,855
Ratios to average net assets:
Expenses	1.27%	1.28%	1.24%[d]
Net investment loss	(1.07)%	(.52)%	(.29)%[d]
Portfolio turnover rate	160.68%	179.25%	106.77%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period September 1, 2000 (effective date) to December 31, 2000.
[d]	Annualized

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, December 31, 2002

	SHARES/ WARRANTS	VALUE

Common Stocks and Warrants 93.9%
Commercial Services 1.0%
[a]ProBusiness Services Inc.	12,200	$122,000

Consumer Durables 2.0%
[a]Take-Two Interactive Software Inc.	10,500	246,645

Consumer Services 1.1%
[a]eBay Inc.	2,000	135,640

Electronic Technology 52.7%
[a]Advanced Fibre Communications Inc.	12,000	200,160
[a]Apple Computer Inc.	8,200	117,506
[a]Applied Materials Inc.	16,500	214,995
[a]Avocent Corp.	12,000	266,640
[a]Cisco Systems Inc.	27,100	355,010
[a]Dell Computer Corp.	11,400	304,836
[a]Foundry Networks Inc.	24,400	171,776
[a]Integrated Circuit Systems Inc.	16,600	302,950
Intel Corp.	15,100	235,107
[a]Intersil Corp.	16,600	231,404
[a]KLA-Tencor Corp.	6,000	212,220
[a]Lexmark International Inc.	4,200	254,100
Linear Technology Corp.	12,700	326,644
[a]Logitech International SA, ADR (Switzerland)	8,400	256,284
[a]Merrill Lynch International & Co. into Taiwan Semiconductor Manufacturing Co. Ltd., wts., 8/16/05 (Taiwan)	152,872	187,298
[a]Micrel Inc.	24,100	216,418
Microchip Technology Inc.	12,100	295,845
[a]Netscreen Technologies Inc.	15,100	254,284
[a]Network Appliance Inc.	30,000	300,000
[a]Novellus Systems Inc.	8,000	224,640
PerkinElmer Inc.	19,500	160,875
[a]QLogic Corp.	6,900	238,119
[a]QUALCOMM Inc.	7,400	269,286
[a]Tektronix Inc.	11,400	207,366
[a]Thermo Electron Corp.	15,000	301,800
[a]ViaSat Inc.	15,300	176,562
[a]Xilinx Inc.	12,100	249,260

		6,531,385

Health Technology 2.7%
[a]Amgen Inc.	3,600	174,024
[a]Medimmune Inc.	6,000	163,020

		337,044

Producer Manufacturing 1.7%
[a]Mettler-Toledo International Inc. (Switzerland)	6,500	208,390

Technology Services 32.7%
[a]Accenture Ltd., A (Bermuda)	19,600	352,604
[a]Affiliated Computer Services Inc., A	7,500	394,875
[a]Cadence Design Systems Inc.	12,100	142,659
[a]Cognos Inc. (Canada)	5,700	133,665
[a]Computer Sciences Corp.	5,700	196,365
First Data Corp.	7,500	265,575

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	SHARES/ WARRANTS	VALUE

Common Stocks and Warrants (cont.)
Technology Services (cont.)
[a]Hyperion Solutions Corp.	9,000	$231,030
International Business Machines Corp.	2,200	170,500
[a]Mercury Interactive Corp.	8,100	240,165
[a]Microsoft Corp.	9,900	511,830
[a]Netiq Corp.	16,300	201,305
[a]Network Associates Inc.	14,000	225,260
[a]Oracle Corp.	31,500	340,200
Paychex Inc.	9,100	253,890
[a]Symantec Corp.	6,600	267,366
[a]Yahoo! Inc.	8,000	130,800

		4,058,089

Total Common Stocks and Warrants (Cost $12,268,289)		11,639,193

Preferred Stock (Cost $8,740)
Technology Services
[a,b]Micro Photonix Integration Corp., pfd., C	1,384	—

Total Long Term Investments (Cost $12,277,029)		11,639,193

Short Term Investments (Cost $1,191,509) 9.6%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	1,191,509	1,191,509

Total Investments (Cost $13,468,538) 103.5%		12,830,702
Other Assets, less Liabilities (3.5)%		(433,517)

Net Assets 100.0%		$12,397,185

[a]	Non-income producing
[b]	See Note 7 regarding restricted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$13,468,538

Value	12,830,702
Cash	119,233
Receivables:
Investment securities sold	7,006
Dividends	144

Total assets	12,957,085

Liabilities:
Payables:
Investment securities purchased	529,949
Affiliates	11,878
Other liabilities	18,073

Total liabilities	559,900

Net assets, at value	$12,397,185

Net assets consist of:
Net unrealized depreciation	$(637,836)
Accumulated net realized loss	(15,043,356)
Capital shares	28,078,377

Net assets, at value	$12,397,185

Class 1:
Net assets, at value	$1,861,897

Shares outstanding	619,961

Net asset value and offering price per share	$3.00

Class 2:
Net assets, at value	$10,535,288

Shares outstanding	3,529,217

Net asset value and offering price per share	$2.99

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)

Statement of Operations

For the year ended December 31, 2002

Investment income:
Dividends	$21,739

Expenses:
Management fees (Note 3)	58,570
Administrative fees (Note 3)	27,830
Distribution fees - Class 2 (Note 3)	20,252
Transfer agent fees	203
Custodian fees	190
Reports to shareholders	7,948
Professional fees	14,942
Trustees’ fees and expenses	124
Other	3,593

Total expenses	133,652

Net investment loss	(111,913)

Realized and unrealized gains (losses):
Net realized loss from investments	(5,664,856)
Net unrealized depreciation on investments	(873,460)

Net realized and unrealized loss	(6,538,316)

Net decrease in net assets resulting from operations	$(6,650,229)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

For the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment loss	$(111,913)	$(39,285)
Net realized loss from investments and foreign currency transactions	(5,664,856)	(7,742,755)
Net unrealized appreciation (depreciation) on investments	(873,460)	3,434,350

Net decrease in net assets resulting from operations	(6,650,229)	(4,347,690)
Capital share transactions: (Note 2)
Class 1	(1,342,089)	(909,781)
Class 2	6,523,061	8,202,992

Total capital share transactions	5,180,972	7,293,211
Net increase (decrease) in net assets	(1,469,257)	2,945,521
Net assets (there is no undistributed net investment income at the beginning or end of year):
Beginning of year	13,866,442	10,920,921

End of year	$12,397,185	$13,866,442

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin Technology Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 83% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

On November 12, 2002, the Board of Trustees approved a proposal to merge the Fund into the Franklin Small Cap Fund, subject to shareholder approval.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,573	$7,267	980,416	$6,176,847
Shares redeemed	(339,920)	(1,349,356)	(1,217,667)	(7,086,628)

Net decrease	(338,347)	$(1,342,089)	(237,251)	$(909,781)

Class 2 Shares:
Shares sold	2,246,276	$7,887,144	1,758,618	$10,174,555
Shares redeemed	(356,916)	(1,364,083)	(363,746)	(1,971,563)

Net increase	1,889,360	$6,523,061	1,394,872	$8,202,992

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an administrative fee to FT Services of .25% per year of the average daily net assets of the Fund.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.55%	First $500 million
.45%	Over $500 million, up to and including $1 billion
.40%	Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2008	$133,401
2009	7,345,627
2010	6,569,890

$14,048,918

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $429,864. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment loss differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$14,033,112

Unrealized appreciation	536,262
Unrealized depreciation	(1,738,672)

Net unrealized depreciation	$(1,202,410)

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Distributable earnings	$—

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $22,352,755 and $17,042,503, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers or one of its affiliates. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Notes to Financial Statements (continued)

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO (cont.)

The Fund earned $11,882 of dividend income from investment in the Sweep Money Fund.

7. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Shares	Issuer	Aquisition Date	Cost	Value

1,384	Micro Photonix Integration Corp., pfd., C	6/23/00	$8,740	$—

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN TECHNOLOGY SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of  Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Technology Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN U.S. GOVERNMENT FUND

Fund Goal and Primary Investments: Franklin U.S. Government Fund seeks income. The Fund invests exclusively in U.S. government securities, primarily fixed and variable rate mortgage-backed securities.

During the year ended December 31, 2002, interest rates fell to their lowest levels in over 40 years as a result of slow economic growth. The 10-year U.S. Treasury yield fell more than 120 basis points as the entire yield curve shifted downward. While this translated into a lower cost of financing for businesses and consumers, most businesses slowed their spending largely because productivity continued to improve at a strong pace without further expenditures. In fact, first quarter 2002 saw the highest level of productivity growth since 1983, driven primarily by cost and job cuts as many companies maintained their output with significantly less resources. When this situation exists, companies generally are less inclined to invest in new equipment. However, some companies may need to refurbish older technologies to keep pace with changing business conditions, which could lift corporate spending going forward.

As a result of lower interest rates, mortgage rates continued to fall as Federal Home Loan Mortgage Corporation’s (Freddie Mac’s) 30-year commitment mortgage rate hit an all-time index low of 5.93% in December 2002, down from 7.14% at the beginning of the period. At the same time, mortgage refinancing increased as interest rates traded mostly downward within a 186-basis-point range during 2002, allowing homeowners to refinance at lower, more attractive levels. The Mortgage Banker’s Association’s refinancing index hit an all-time high in the second half of the year, peaking in October. Generally speaking, as mortgage rates fall, prepayments increase; at such times investors tend to seek lower-coupon bonds for their reduced prepayment risk. Our proprietary models showed many of these securities were attractive early in 2002, and the Fund performed well as a result.

Another positive trend impacting the Fund was investors’ flight to  high-quality bonds as the corporate sector continued to experience negative credit events. As a result, securities guaranteed by the U.S. government, its agencies and instrumentalities performed well. We believe the relatively high, risk-adjusted returns these bonds have historically offered make them a beneficial diversification tool in any investor’s portfolio. On December 31, 2002, 44.2% of the Fund’s total net assets were invested in Government National Mortgage Association  (GNMA) securities.

FUS-1

Looking ahead to 2003, we believe economic and geopolitical uncertainty could continue to weigh heavily on investors’ minds. A lack of inflationary pressures, combined with strong productivity, should help to provide a favorable environment for fixed income investments such as those the Fund holds.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-2

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin U.S. Government Fund – Class 1 Periods ended 12/31/02
	1-Year	5-Year	10-Year	Since Inception (3/14/89)

Cumulative Total Return	+10.08%	+40.99%	+99.76%	+186.30%

Average Annual Total Return	+10.08%	+7.11%	+7.16%	+7.92%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin U.S. Government Fund – Class 1, the Lehman Brothers Intermediate Government Bond Index and the Lipper VIP General U.S. Government Funds Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares

FUS-3

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001		2000	1999	1998

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$13.16	$13.16		$11.78	$13.89	$13.92

Income from investment operations:
Net investment income[a]	.71	.80	[c]	.79	.83	.99
Net realized and unrealized gains (losses)	.57	.17	[c]	.60	(.96)	.01

Total from investment operations	1.28	.97		1.39	(.13)	1.00

Less distributions from net investment income	(.83)	(.97)		(.01)	(1.98)	(1.03)

Net asset value, end of year	$13.61	$13.16		$13.16	$11.78	$13.89

Total return[b]	10.08%	7.62%		11.82%	(.94)%	7.44%

Ratios/supplemental data
Net assets, end of year (000's)	$382,663	$392,453		$424,513	$515,033	$710,832
Ratios to average net assets:
Expenses	.54%	.53%		.52%	.51%	.50%
Net investment income	5.34%	0.06%[c]		6.48%	6.25%	6.22%
Portfolio turnover rate	86.86%	35.94%		6.28%	7.90%	31.34%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:
Net investment income per share	$.016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

FUS-4

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[d]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$13.08	$13.11	$11.78	$13.89

Income from investment operations:
Net investment income[a]	.66	.75[c]	.77	.77
Net realized and unrealized gains (losses)	.57	.18[c]	.57	(.92)

Total from investment operations	1.23	.93	1.34	(.15)

Less distributions from net investment income	(.82)	(.96)	(.01)	(1.96)

Net asset value, end of year	$13.49	$13.08	$13.11	$11.78

Total return[b]	9.77%	7.37%	11.39%	(1.10)%

Ratios/supplemental data
Net assets, end of year (000's)	$136,875	$23,356	$3,961	$1,877
Ratios to average net assets:
Expenses	.79%	.78%	.77%	.77%[e]
Net investment income	5.09%	5.69%[c]	6.22%	5.95%[e]
Portfolio turnover rate	86.86%	35.94%	6.28%	7.90%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income, as required. The effect of this change was as follows:
Net investment income per share	$.016
Net realized and unrealized gains per share	(.016)
Ratio of net investment income to average net assets	.12%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

[d]	For the period January 6, 1999, (effective date) to December 31, 1999.
[e]	Annualized

See notes to financial statements.                                                                                                          FUS-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2002

	PRINCIPAL AMOUNT	VALUE

Mortgage-Backed Securities 73.0%
Federal Home Loan Mortgage Corp. (FHLMC) - Adjustable Rate .5%
FHLMC, Cap 12.522%, Margin 2.105%, + CMT, Resets Annually, 5.683%, 6/01/22	$1,029,493	$1,068,521
FHLMC, Cap 13.458%, Margin 2.195%, + CMT, Resets Annually, 5.135%, 2/01/19	1,349,444	1,402,475

		2,470,996

Federal Home Loan Mortgage Corp. (FHLMC) - Fixed Rate 11.3%
FHLMC, 6.00%, 1/01/24 - 5/01/32	14,095,913	14,619,062
FHLMC, 6.50%, 6/01/08 - 7/01/32	23,124,278	24,173,463
FHLMC, 7.00%, 4/01/24 - 9/01/31	16,956,551	17,868,691
FHLMC, 7.50%, 11/01/22 - 5/01/24	1,211,628	1,302,830
FHLMC, 8.00%, 1/01/17 - 5/01/22	637,941	693,215
FHLMC, 8.50%, 4/01/18 - 3/01/22	263,333	286,449
FHLMC, 9.00%, 3/01/03	2,264	2,278

		58,945,988

Federal National Mortgage Association (FNMA) - Adjustable Rate 1.9%
FNMA, Cap 12.49%, Margin 2.00%, + CMT, Resets Annually, 4.608%, 2/01/19	1,371,208	1,413,790
FNMA, Cap 12.819%, Margin 2.127%, + CMT, Resets Annually, 4.756%, 9/01/18	1,502,300	1,548,491
FNMA, Cap 13.313%, Margin 2.126%, + CMT, Resets Annually, 5.609%, 7/01/19	1,468,564	1,510,079
FNMA, Cap 13.644%, Margin 2.011%, + CMT, Resets Annually, 4.716%, 1/01/18	4,557,594	4,681,279
FNMA, Cap 15.156%, Margin 2.284%, + 3CMT, Resets Tri-Annually, 7.151%, 3/01/20	688,644	724,462

		9,878,101

Federal National Mortgage Association (FNMA) - Fixed Rate 15.1%
FNMA, 5.50%, 6/01/16 - 11/01/17	9,714,227	10,088,896
FNMA, 6.00%, 8/01/17 - 11/01/32	49,866,530	51,781,927
FNMA, 6.50%, 1/01/24 - 6/01/24	6,433,839	6,744,899
FNMA, 7.00%, 5/01/24 - 9/01/31	3,673,941	3,869,497
FNMA, PL, 7.00%, 3/17/35	2,305,994	2,448,451
FNMA, 7.50%, 4/01/23 - 8/01/25	1,548,648	1,656,551
FNMA, 8.00%, 7/01/16 - 2/01/25	1,785,922	1,948,267
FNMA, 8.50%, 10/01/19 - 2/01/22	75,994	82,910

		78,621,398

Government National Mortgage Association (GMNA) - Fixed Rate 44.2%
GNMA, PL, 7.25%, 5/15/22 - 11/15/25	2,656,623	2,801,554
GNMA I, 5.50%, 11/15/28 - 1/15/29	4,697,154	4,846,867
GNMA I, 6.00%, 11/15/23 - 11/15/31	48,574,444	50,736,373
[a]GNMA I, SF, 6.50% 1/01/30	8,000,000	8,397,500
GNMA I, SF, 6.50%, 5/15/23 - 6/15/32	77,632,259	81,697,513
GNMA I, SF, 7.00%, 3/15/22 - 11/15/31	33,540,158	35,698,589
GNMA I, SF, 7.50%, 2/15/17 - 5/15/28	9,389,174	10,089,882
GNMA I, SF, 8.00%, 4/15/05 - 6/15/25	5,257,691	5,761,423
GNMA I, SF, 8.25%, 4/15/25	284,915	311,247
GNMA I, SF, 8.50%, 8/15/21 - 12/15/24	1,315,231	1,448,260
GNMA I, SF, 9.00%, 4/15/16 - 2/15/21	833,530	928,444
GNMA I, SF, 9.50%, 7/15/16 - 12/15/21	1,156,514	1,302,336
GNMA I, SF, 10.00%, 8/15/17 - 8/15/21	1,421,228	1,636,409
GNMA II, 5.50%, 9/20/28 - 1/20/29	1,920,351	1,973,233
GNMA II, 6.00%, 1/20/24 - 8/20/28	4,878,646	5,089,619
GNMA II, 6.50%, 12/20/27 - 3/20/28	9,276,341	9,691,566
GNMA II, 7.50%, 11/20/16 - 11/20/26	6,030,866	6,468,112

FUS-6

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT	VALUE

Mortgage-Backed Securities (cont.)
Government National Mortgage Association (GMNA) (cont.)
GNMA II, 8.00%, 7/20/16 - 8/20/26	$460,192	$500,833
GNMA II, 9.50%, 4/20/25	120,283	134,997

		229,514,757

Total Mortgage-Backed Securities (Cost $363,386,722)		379,431,240

Other Agency Securities 20.8%
Federal Farm Credit Bank, 4.50%, 7/09/07	10,000,000	10,663,740
Federal Home Loan Bank, 3.25%, 8/15/05	15,000,000	15,462,690
Federal Home Loan Bank, 4.875%, 5/15/07	5,000,000	5,391,010
FICO, Strip, zero cpn., 5/11/13	10,000,000	5,983,820
FICO, Strip, Series 12, zero cpn., 6/01/14	9,454,000	5,241,553
FICO, Strip, Series 12, zero cpn., 12/06/14	13,569,000	7,272,265
FICO, Strip, Series 16, zero cpn., 10/05/10	4,745,000	3,382,265
Housing Urban Development, 96-A, 7.625%, 8/01/14	5,000,000	5,620,765
Housing Urban Development, 96-A, 7.66%, 8/01/15	5,000,000	5,604,365
Student Loan Marketing Association, zero cpn., 5/15/14	15,000,000	6,545,115
Small Business Administration, 6.00%, 9/01/18	7,762,614	8,349,801
Small Business Administration, 6.45%, 12/01/15	2,860,952	3,110,973
Small Business Administration, 6.70%, 12/01/16	3,131,985	3,441,773
Small Business Administration, 6.85%, 7/01/17	3,407,124	3,773,250
Small Business Administration, Cap 10.875%, Margin Prime - .125%, Resets Quarterly, 4.625%, 3/25/18	1,775,875	1,868,107
Small Business Administration, Cap 10.85%, Margin Prime - .40%, Resets Quarterly, 4.35%, 6/25/19	1,154,745	1,201,737
Tennessee Valley Authority, 5.98%, 4/01/36	10,000,000	11,360,591
Tennessee Valley Authority, Strip, zero cpn., 4/15/42	6,000,000	3,575,370

Total Other Agency Securities (Cost $97,777,897)		107,849,190

Treasury Note (Cost $15,089,063) 2.9%
U.S. Treasury Note, 2.125%, 10/31/04	15,000,000	15,169,934

Total Long Term Investments (Cost $476,253,682)		502,450,364

Repurchase Agreement (Cost $22,069,880) 4.2%
[b]Joint Repurchase Agreement, 1.144%, 1/2/03, (Maturity Value $22,071,282)	22,069,880	22,069,880
ABN AMRO Bank, N.V., New York Branch (Maturity Value $2,042,476)
Banc of America Securities LLC (Maturity Value $2,042,476)
Barclays Capital Inc. (Maturity Value $2,042,476)
Bear, Stearns & Co. Inc. (Maturity Value $2,042,476)
BNP Paribas Securities Corp. (Maturity Value $2,042,476)
Deutsche Bank Securities Inc. (Maturity Value $2,042,476)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,042,476)
Goldman, Sachs & Co. (Maturity Value $2,042,476)
Lehman Brothers Inc. (Maturity Value $1,646,522)
Morgan Stanley & Co. Inc. (Maturity Value $2,042,476)
UBS Warburg LLC (Maturity Value $2,042,476)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities

Total Investments (Cost $498,323,562) 100.9%		524,520,244
Other Assets, less Liabilities (.9)%		(4,982,055)

Net Assets 100.0%		$519,538,189

[a]	Sufficient assets have been segregated for securities traded on a when-issued or delayed delivery basis.
[b]	See Note 1(c) regarding joint repurchase agreement.

FUS-7

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$498,323,562

Value	524,520,244
Receivables:
Investment securities sold	16,117
Capital shares sold	941,776
Interest	3,223,454

Total assets	528,701,591

Liabilities:
Payables:
Investment securities purchased	8,391,250
Capital shares redeemed	487,397
Affiliates	265,653
Other liabilities	19,102

Total liabilities	9,163,402

Net assets, at value	$519,538,189

Net assets consist of:
Undistributed net investment income	$25,975,527
Net unrealized appreciation	26,196,682
Accumulated net realized loss	(7,099,753)
Capital shares	474,465,733

Net assets, at value	$519,538,189

Class 1:
Net assets, at value	$382,663,120

Shares outstanding	28,120,204

Net asset value and offering price per share	$13.61

Class 2:
Net assets, at value	$136,875,069

Shares outstanding	10,144,900

Net asset value and offering price per share	$13.49

FUS-8

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
Interest	$26,857,457

Expenses:
Management fees (Note 3)	2,304,255
Distribution fees - Class 2 (Note 3)	179,878
Transfer agent fees	5,454
Custodian fees	4,849
Reports to shareholders	96,111
Professional fees	24,334
Trustees' fees and expenses	4,567
Other	19,546

Total expenses	2,638,994

Net investment income	24,218,463

Realized and unrealized gains:
Net realized gain from investments	3,804,636
Net unrealized appreciation on investments	15,233,412

Net realized and unrealized gain	19,038,048

Net increase in net assets resulting from operations	$43,256,511

See notes to financial statements.

FUS-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$24,218,463	$25,560,912
Net realized gain from investments	3,804,636	1,863,562
Net unrealized appreciation on investments	15,233,412	3,462,516

Net increase in net assets resulting from operations	43,256,511	30,886,990
Distributions to shareholders from net investment income:
Class 1	(22,736,492)	(28,682,700)
Class 2	(3,744,993)	(994,935)

Total distributions to shareholders	(26,481,485)	(29,677,635)
Capital share transactions: (Note 2)
Class 1	(23,721,662)	(33,635,462)
Class 2	110,675,553	19,761,020

Total capital share transactions	86,953,891	(13,874,442)
Net increase (decrease) in net assets	103,728,917	(12,665,087)
Net assets:
Beginning of year	415,809,272	428,474,359

End of year	$519,538,189	$415,809,272

Undistributed net investment income included in net assets:
End of year	$25,975,527	$26,340,500

FUS-10

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Franklin U.S. Government Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 86% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements had been entered into on that date.

c. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FUS-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,108,070	$27,924,326	3,465,164	$45,802,899
Shares issued in reinvestment of distributions	1,762,519	22,736,492	2,260,260	28,682,700
Shares redeemed	(5,568,427)	(74,382,480)	(8,169,867)	(108,121,061)

Net decrease	(1,697,838)	$(23,721,662)	(2,444,443)	$(33,635,462)

Class 2 Shares:
Shares sold	9,927,016	$131,615,360	6,896,233	$90,405,523
Shares issued in reinvestment of distributions	292,349	3,744,993	78,838	994,935
Shares redeemed	(1,859,896)	(24,684,800)	(5,491,777)	(71,639,438)

Net increase	8,359,469	$110,675,553	1,483,294	$19,761,020

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	over $100 million, up to and including $250 million
.45%	over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

FUS-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Notes to Financial Statements (continued)

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $6,748,448, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
2003	$826,481
2005	169,754
2008	5,752,213

$6,748,448

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $351,305. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

At December 31, 2002, the Fund had expired capital loss carryovers of $5,129,504, which were reclassified to paid-in-capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses, bond discounts and premiums.

The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$26,481,485	$29,677,635
Long-term capital gains	—	—

	$26,481,485	$29,677,635

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$498,814,568

Unrealized appreciation	$25,843,191
Unrealized depreciation	(137,515)

Net unrealized appreciation	$25,705,676

Undistributed ordinary income	$26,466,533
Undistributed long-term capital gains	—

Distributable earnings	$26,466,533

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $460,968,802 and $384,937,310, respectively.

FUS-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

FRANKLIN U.S. GOVERNMENT FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin U.S. Government Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FUS-14

FRANKLIN ZERO COUPON FUNDS – 2005 AND 2010

Fund Goal and Primary Investments: The two Zero Coupon Funds seek as high an investment return as is consistent with capital preservation. Each Fund invests primarily in dollar-denominated zero coupon debt securities, primarily U.S. Treasury-issued stripped securities and stripped securities issued by the U.S. government and its agencies and authorities. Each Zero Coupon Fund seeks to return a reasonably assured target dollar amount, predictable at the time of investment, on a specific date in the future. The Funds may not be appropriate for those who intend to redeem units before the maturity date.

During the 12 months ended December 31, 2002, intermediate-term interest rates fell to their lowest levels in more than 40 years, with the 10-year U.S. Treasury yield falling 124 basis points (1.24%). The yield curve shifted down as interest rates fell across maturities, which translated into a lower cost of financing for businesses and consumers. During the fiscal year, most businesses seemed hesitant about spending on further enhancements. However, productivity improved at a strong pace despite the lack of expenditures. In fact, first quarter 2002 saw the highest productivity level since 1983, driven primarily by cost and job cuts as many companies maintained their output with significantly less resources. As long as this situation exists, companies potentially have less incentive to invest in new equipment. However, some companies may need to refurbish older technologies to keep pace with changing business conditions.

Due to lower interest rates, consumers’ improving financial situations largely supported consumer spending. During the reporting period, mortgage rates declined. In December 2002, the Federal Home Loan Mortgage Corporation’s (Freddie Mac’s) 30-year commitment rates hit all-time index lows of 5.93%, down from 7.14% at the beginning of the period. At the same time, we saw a spike in mortgage refinancings as homeowners refinanced their older mortgages at lower, more attractive rates. The Mortgage Banker’s Association’s refinancing index hit an all-time high in the second half of 2002, peaking in October. A significant portion of these refinancings provided homeowners cash for spending or investment.

One of the primary factors affecting the Funds was investors’ flight to high-quality bonds as the corporate sector continued to experience credit events. As a result, securities guaranteed by the U.S. government, its agencies and instrumentalities, those in which the Funds invest, generally performed well.

For the fiscal year ended December 31, 2002, the Funds’ returns compared very favorably to those of such broad equity indexes as the Dow Jones Industrial Average, Standard & Poor’s 500 Composite Index (S&P 500) and Nasdaq Composite Index, which fell 14.98%, 22.09% and 31.13%, respectively.1 In comparison, the Lipper Target Maturity Funds Average returned 15.62% during the same period.2

Looking forward, we believe economic and geopolitical uncertainty may continue to weigh heavily on investors’ minds in 2003. In our opinion, a lack of inflationary pressures, combined with strong productivity, should help to provide a favorable environment for fixed income products in which the Funds invest.

1. Source: Standard & Poor’s Micropal.

2. Source: Lipper Inc.

One cannot invest directly in an index, nor is an index representative of the Funds’ portfolio. Please see Index Descriptions following the Fund Summaries.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Zero Coupon Fund 2005 – Class 1

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (3/14/89)

Cumulative Total Return	+10.11%	+42.99%	+130.72%	+264.36%

Average Annual Total Return	+10.11%	+7.41%	+8.72%	+9.82%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin Zero Coupon Fund 2005 – Class 1 and the Merrill Lynch Treasury 5-Year Zero Coupon Bond Total Return Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2005 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Franklin Zero Coupon Fund 2010 – Class 1 Periods ended 12/31/02
	1-Year	5-Year	10-Year	Since Inception (3/14/89)

Cumulative Total Return	+20.10%	+51.27%	+173.70%	+323.33%

Average Annual Total Return	+20.10%	+8.63%	+10.59%	+11.02%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Franklin Zero Coupon Fund 2010 – Class 1 and the Merrill Lynch Treasury 10-Year Zero Coupon Bond Total Return Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

MUTUAL DISCOVERY SECURITIES FUND

Fund Goal and Primary Investments: Mutual Discovery Securities Fund seeks capital appreciation. Using a value-driven approach, the Fund invests primarily in U.S. and foreign equity securities of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies.

The 12-month period ended December 31, 2002, was the third consecutive annual decline in an ongoing, brutal bear market. In this extremely difficult environment, Mutual Discovery Securities Fund posted a negative cumulative total return for the 12 months under review. While we are never happy to report losses to our shareholders, we are pleased the Fund continued to show strong relative performance compared with its benchmarks, the Standard & Poor’s 500 Composite Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index, which returned -22.09% and -19.54% during the year under review.1 Although we believe our distinctive, disciplined investment style contributed to the Fund’s relative outperformance, we were not completely immune to the overall global downdraft.

As always, we encourage our shareholders to put the Fund’s performance in the proper perspective. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. We refer you to the Performance Summary for a more detailed, standardized view of the Fund’s performance. Although we were unable to avoid some losses for the one-year period ended December 31, 2002, we are pleased our conservative investment philosophy has enabled us to keep most of your capital intact. Successful investing can be as much about avoiding and containing losses as it is about achieving profits.

The financial markets’ continuing decline during the year under review resulted in the unwinding of the substantial excesses built up in corporations and financial markets in the late 1990s. Surplus capacity in many industries nearly eliminated much of corporate America’s pricing power and will likely take some time to absorb. Corporate scandals have shaken investor confidence, and we believe the return of faith in the system’s integrity will be gradual. Aggressive accounting seemed the rule rather

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

than the exception, and many companies have only begun to untangle its impact. While the process of trimming these excesses can be painful, the end result should provide future opportunities for the Fund.

In this environment, we maintained our three-pronged approach of investing in undervalued common stocks with a willingness to be activists when necessary, investing in bankruptcy and distressed companies, and participating in arbitrage opportunities. We believe this approach has produced solid returns over time with less risk than the overall market. While bankruptcy and arbitrage investment require highly specialized skills, we at Mutual Series have been involved in these areas for years and have found that they can present attractive opportunities for the Fund. We continue to look for special situations where downside risk is minimal and long-term upside potential is substantial.

This year’s best performers for the Fund represented an unusual mix of positions, even in light of our normal penchant for special situations. The largest contributor to Fund performance was International Steel Group (ISG). ISG was formed by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. By purchasing the assets out of bankruptcy, the new company was able to leave behind many of LTV’s legacy liabilities, resulting in a significantly lower cost structure. We were able to invest in privately held ISG at a very low multiple of expected earnings.

Another significant Fund contributor during the fiscal year was Washington Post. In addition to publishing its namesake newspaper and Newsweek magazine, Washington Post owns educational company Kaplan and cable television systems operator CableONE. After years of investing in Kaplan and CableONE, Washington Post began reaping the rewards of strong revenue growth and cash flow generation, key drivers of the stock’s performance over the past year.

Also contributing meaningfully in 2002 was Railtrack Group, which was one of our poorest performers in 2001. As we wrote in last year’s report, the company’s main operating subsidiary was forced into administration — the British equivalent of bankruptcy — in an action which we believed was tantamount to the government’s seizing of the company’s equity value without compensation. We expended considerable energy in late 2001 and into 2002 in an effort to recover appropriate value from our investment. We joined forces with other shareholders, and through a highly effective legal and public relations campaign, we were able to put sufficient pressure on the British government to offer an acceptable price for the assets.

Top 10 Sectors/Industries

Mutual Discovery Securities Fund

Based on Equity Securities

12/31/02

% of Total Net Assets

Tobacco	8.9%

Insurance	8.7%

Food Products	6.7%

Media	5.3%

Beverages	4.9%

Diversified Financials	4.0%

Construction & Engineering	3.4%

Banks	3.4%

Oil & Gas	2.9%

Metals & Mining	2.9%

Our worst performers during the reporting period included NTL, Sprint and Adelphia Communications. NTL bonds declined as industry fundamentals continued to worsen, the company reported lackluster operating results, and investors shied away from the cable industry. Meanwhile, the company continued to work diligently toward successfully emerging from bankruptcy. With Sprint, as we have reported previously, we underestimated the level of overcapacity and the weakened economy’s negative impact on the telecommunications sector. We exited our Sprint position by period-end. Although we were surprised by the revelations of Adelphia’s fraudulent accounting, we are confident there is substantial value in the bonds we hold.

As we sift through the bear market rubble, we are finding an increasing number of companies we believe have solid balance sheets, strong free cash generation and defensible businesses. In our opinion, market volatility and weakness during the year under review have offered multiple opportunities to invest in quality franchises at significant discounts to intrinsic value.

During the reporting period, we increased our position in Nestle, the world’s largest food company by sales. Nestle generates over 70% of its sales from six brands, one of the industry’s highest percentages, which enables the company to generate significant operational efficiencies. After adjusting for the value of its stakes in Alcon and L’Oreal, we were able to buy this leading beverage, confectionery, pet food and ice cream company at a discount to its peers. The company boasts one of the industry’s highest growth rates, carries a rock-solid balance sheet with a rating of AAA and generates substantial amounts of free cash flow that should be enhanced by the benefits of cost-saving programs.

One of the Fund’s largest holdings at period-end, a position we added to during the year, was White Mountains Insurance Group. We have owned White Mountains for several years, and we consider it one of the insurance industry’s best-managed entities. The tragic events of September 11, 2001, resulted in substantial claims for the property and casualty (P&C) insurance industry. This unexpected occurrence was compounded by increasing losses from asbestos settlements, floods in Europe, and an erosion of capital within many companies’ investment portfolios. Not surprisingly, many of White Mountains’ competitors faced difficult financial situations. We believe these circumstances will continue to support and extend the currently strong pricing cycle within the P&C insurance industry. Under this scenario, well-capitalized players should continue improving their competitive

Top 10 Holdings

Mutual Discovery
Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.5%
Insurance, U.S.

Altadis SA	2.0%
Tobacco, Spain

British American Tobacco PLC (Ord. & ADR)	1.9%
Tobacco, U.K.

Imperial Tobacco Group PLC	1.8%
Tobacco, U.K.

White Mountains Insurance Group Inc. (Common, Restricted & Preferred)	1.7%
Insurance, U.S.

Carlsberg AS, B	1.6%
Beverages, Denmark

Brown-Forman Corp., A & B	1.5%
Beverages, U.S.

Nestle SA	1.4%
Food Products, Switzerland

Groupe Danone	1.4%
Food Products, France

Vinci SA	1.3%
Construction & Engineering, France

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

positioning. During the year under review, we purchased additional White Mountains shares at a discount in a privately negotiated transaction. This private placement was undertaken to provide management with greater flexibility to take advantage of industry opportunities.

During the year under review, we initiated a new position in Lotte Confectionery, South Korea’s leading maker of gum, candy and ice cream. Lotte Confectionery has been growing its market share in key products and improving its overall business mix, resulting in rapid profit growth. Meanwhile, the company holds substantial investments in other Lotte Group companies that are listed on its balance sheet at cost, but whose market value we estimate at nearly half of the share price. We were able to buy Lotte Confectionery at what we believe is a modest premium to its book value — unadjusted for the unrealized value in its investments — and at 3.5 times estimated earnings on the confectionery business after subtracting the estimated market value of its investments.

In an ongoing process, we regularly evaluate all of our positions, adding as well as trimming or selling positions as they become fully valued or to avoid losses due to deteriorating fundamentals. During the 12 months under review, we sold our position in GIB Group, a diversified retail holding company in Belgium. We purchased GIB with the expectation  of an eventual liquidation. In 2002, GIB divested most of its assets and began liquidating. We were offered cash for our shares ahead of the lengthy liquidation process and chose to sell them at a modest discount rather than hold them through the completion of the entire process. We eliminated our long-time Telephone & Data Systems position, selling it after the company’s management made what we regarded as an ill-advised and overpriced acquisition that destroyed substantial shareholder value. We also sold our Federated Department Stores shares as we grew increasingly wary of the consumers’ willingness to continue spending at ever higher levels.

In 2002, defaulted and distressed corporate debt, both public and private, reached its highest level in more than 10 years. We will continue to canvass this corporate minefield seeking to find the gems. In particular, we are intrigued by areas that attracted huge capital during the economic boom and carry real assets such as telecommunications and utilities. During the year under review, we invested in debt issued by Qwest, one of the high-profile companies. We were able to buy bonds at what we believe is a very low valuation relative to their core telecommunications business.

There is no doubt that the past three years have proven very trying for equity investors. Although no one can predict the market’s direction, recent share prices seem to present a more attractive overall valuation level. We believe that many of the recent stresses in corporations and the financial markets play to our strengths as long-term value investors. The continual flow of bankruptcies keeps us very busy as we seek to identify the handful of truly compelling opportunities that will most likely present themselves. Market volatility, while unsettling to many investors’ nerves, can offer excellent opportunities to generate future returns for those who develop a suitable investment plan and follow it with available capital. We believe we are extremely well positioned in this environment.

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued securities, distressed debt and risk arbitrage. We will continue to work diligently to find the most attractive long-term investment opportunities globally, those offering little downside risk and substantial upside potential.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is  not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand  our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Discovery Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (11/8/96)

Cumulative Total Return	-9.06%	+18.56%	+44.35%

Average Annual Total Return	-9.06%	+3.46%	+6.16%

Value of $10,000 Investment	$9,094	$11,856	$14,435

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (11/8/96–12/31/02)

The graph compares the performance of Mutual Discovery Securities Fund – Class 1, the Standard & Poor’s 500 Index and the MSCI World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights

	Class 1
	Year ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.56	$14.55	$13.57	$11.29	$12.17

Income from investment operations:
Net investment income[a]	.19	.24	.26	.17	.20
Net realized and unrealized gains (losses)	(1.28)	(.08)	1.14	2.48	(.76)

Total from investment operations	(1.09)	.16	1.40	2.65	(.56)

Less distributions from:
Net investment income	(.19)	(.30)	(.42)	(.37)	(.17)
Net realized gains	(.22)	(1.85)	—	—	(.15)

Total distributions	(.41)	(2.15)	(.42)	(.37)	(.32)

Net asset value, end of year	$11.06	$12.56	$14.55	$13.57	$11.29

Total return[b]	(9.06)%	.39%	10.45%	23.76%	(5.00)%

Ratios/supplemental data
Net assets, end of year (000’s)	$122,011	$164,527	$191,051	$202,777	$224,656
Ratios to average net assets:
Expenses[c]	1.03%	1.02%	1.02%	1.01%	1.01%
Net investment income	1.55%	1.76%	1.80%	1.42%	1.94%
Portfolio turnover rate	47.46%	64.58%	74.77%	104.69%	93.99%

[c]Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses	1.02%	1.00%	.98%	.99%	1.00%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year ended December 31,
	2002	2001	2000[c]	1999[c]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$12.50	$14.50	$13.54	$11.65

Income from investment operations:
Net investment income[a]	.16	.13	.22	.11
Net realized and unrealized gains	(1.29)	.01	1.14	2.15

Total from investment operations	(1.13)	.14	1.36	2.26

Less distributions from:
Net investment income	(.18)	(.29)	(.40)	(.37)
Net realized gains	(.22)	(1.85)	—	—

Total distributions	(.40)	(2.14)	(.40)	(.37)

Net asset value, end of year	$10.97	$12.50	$14.50	$13.54

Total return[b]	(9.40)%	.24%	10.21%	19.68%

Ratios/supplemental data
Net assets, end of year (000’s)	$37,241	$5,681	$1,035	$413
Ratios to average net assets:
Expenses[e]	1.28%	1.27%	1.27%	1.27%	[d]
Net investment income	1.30%	1.03%	1.59%	.94%	[d]
Portfolio turnover rate	47.46%	64.58%	74.77%	104.69%

[e] Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses	1.27%	1.25%	1.23%	—

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

		COUNTRY	SHARES/ WARRANTS	VALUE

	Common Stocks and Other Equity Interests 74.0%
	Aerospace & Defense .2%
	Northrop Grumman Corp.	United States	4,000	$388,000

	Auto Components .7%
	Trelleborg AB, B	Sweden	134,441	1,087,773

	Banks 3.4%
[a]	Banca Nazionale del Lavoro SpA	Italy	224,600	248,657
	Bank of America Corp	United States	4,600	320,022
	Bank of Ireland	Irish Republic	106,925	1,097,380
	Danske Bank	Denmark	40,100	662,824
	DNB Holding ASA	Norway	266,600	1,254,543
	Fleet Boston Financial Corp	United States	36,400	884,520
	Gjensidige NOR ASA	Norway	3,400	111,407
	Greenpoint Financial Corp	United States	6,264	283,008
[a,c]	Nippon Investment LLC	Japan	477,000	512,823

				5,375,184

	Beverages 4.9%
	Allied Domecq PLC	United Kingdom	201,000	1,284,645
	Brown-Forman Corp., A	United States	3,700	247,900
	Brown-Forman Corp., B	United States	31,900	2,084,984
	Carlsberg AS, B	Denmark	57,500	2,530,427
	Heineken Holding NV, A	Netherlands	58,800	1,706,128

				7,854,084

	Chemicals 2.6%
	Akzo Nobel NV	Netherlands	49,770	1,578,864
	Solvay SA	Belgium	22,100	1,523,690
	Syngenta AG	Switzerland	17,860	1,033,987

				4,136,541

	Commercial Services & Supplies 1.5%
[a]	Alderwoods Group Inc.	United States	26,228	124,032
[a]	Cendant Corp.	United States	77,400	811,152
[a]	Republic Services Inc.	United States	41,000	860,180
	Waste Management Inc.	United States	25,300	579,876

				2,375,240

	Computers & Peripherals
[a]	DecisionOne Corp.	United States	5,288	10,576

	Construction & Engineering 3.4%
	Acciona SA	Spain	19,100	786,705
	Actividades de Construcciones y Servicios SA	Spain	26,800	861,994
	Fomento de Construcciones y Contratas SA	Spain	18,300	410,964
	Grupo Dragados SA	Spain	71,800	1,220,614
	Vinci SA	France	37,980	2,140,269

				5,420,546

	Construction Materials 1.0%
	Ciments Francais SA	France	20,350	1,093,386
	RMC Group PLC	United Kingdom	80,400	475,027

				1,568,413

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

		COUNTRY	SHARES/ WARRANTS	VALUE

	Common Stocks and Other Equity Interests (cont.)
	Diversified Financials 4.0%
	E-L Financial Corp. Ltd.	Canada	6,600	$ 960,881
	Household International Inc.	United States	2,900	80,649
	Irish Life & Permanent PLC	Irish Republic	147,300	1,588,818
[a,c]	Leucadia National Corp	United States	34,780	1,167,878
	Pargesa Holdings SA	Switzerland	1,047	1,893,035
[a]	Principal Financial Group	United States	16,200	488,106
[a]	TSX Group Inc.	Canada	4,800	64,565
	Value Catalyst Fund Ltd.	Cayman Islands	1,815	170,955

				6,414,887

	Diversified Telecommunication Services .4%
	BCE Inc.	Canada	32,600	588,112
[a]	McLeodUSA Inc., wts., 4/16/07	United States	11,131	3,896

				592,008

	Electric Utilities .9%
	E.On AG	Germany	19,700	793,846
[a]	PG & E Corp.	United States	28,000	389,200
[a,c]	PG & E Corp., wts., 9/02/06	United States	667	8,338
	Public Service Enterprise Group Inc.	United States	5,700	182,970

				1,374,354

	Electrical Equipment .5%
	Kidde PLC	United Kingdom	767,490	874,170

	Food & Drug Retailing 1.8%
[a]	Kroger Co	United States	129,100	1,994,595
[a]	Safeway Inc.	United States	34,100	796,576

				2,791,171

	Food Products 6.7%
	Cadbury Schweppes PLC	United Kingdom	229,627	1,430,640
	Farmer Brothers Co	United States	4,200	1,297,800
	Greencore Group PLC	Irish Republic	241,100	645,173
	Groupe Danone	France	16,700	2,246,692
	Hershey Foods Corp.	United States	7,800	526,032
[a]	Lotte Confectionery Co. Ltd.	South Korea	1,900	764,133
	Nestle SA	Switzerland	10,750	2,277,971
	Orkla ASA	Norway	85,150	1,450,356
	Weetabix Ltd., A	United Kingdom	1,200	42,501

				10,681,298

	Health Care Providers & Services .8%
	CIGNA Corp	United States	9,400	386,528
[a]	Genesis Health Ventures Inc.	United States	13,881	214,461
[a,g]	Kindred Healthcare Inc.	United States	28,754	495,818
[a,g]	Kindred Healthcare Inc., Series A, wts., 4/20/06	United States	5,258	21,879
[a,g]	Kindred Healthcare Inc., Series B, wts., 4/20/06	United States	13,145	47,641
[a]	Rotech Healthcare Inc	United States	8,260	138,355

				1,304,682

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Household Durables .2%
Nintendo Co. Ltd.	Japan	3,800	$ 355,119

Industrial Conglomerates .9%
Brascan Corp., A	Canada	73,100	1,469,126

Insurance 8.1%
[a]Alleghany Corp.	United States	3,544	629,060
[a]Berkshire Hathaway Inc., A	United States	45	3,273,750
[a]Berkshire Hathaway Inc., B	United States	960	2,326,080
Canada Life Financial Corp.	Canada	400	10,201
[a]IPC Holdings Ltd.	Bermuda	15,500	488,870
[a,c]Montpelier Re Holdings Ltd.	Bermuda	6,420	175,651
Muenchener Rueckversicherungs-Gesellschaft	Germany	2,500	298,815
Old Republic International Corp.	United States	37,100	1,038,800
[a,c]Olympus Re Holdings Ltd.	Bermuda	2,140	248,861
Prudential Financial Inc.	United States	23,800	755,412
[a]Travelers Property Casualty, A	United States	55,550	813,808
United Fire & Casualty Co.	United States	29,800	996,810
White Mountains Insurance Group Inc.	United States	1,200	387,600
[c]White Mountains Insurance Group Inc.	United States	5,000	1,534,250

			12,977,968

IT Consulting & Services .1%
[a]Comdisco Contingent Equity Distribution 9	United States	2,066,357	7,749
[a]Comdisco Holding Co. Inc.	United States	1,767	137,826

			145,575

Machinery .7%
[a]Alfa Laval AB	Sweden	80,700	648,319
[a]Joy Global Inc.	United States	40,030	450,738
Schindler Holding AG, Reg D	Switzerland	500	94,019

			1,193,076

Marine .8%
Koninklijke Nedlloyd Groep NV	Netherlands	31,400	395,412
Peninsular & Oriental Steam Navigation Co.	United Kingdom	319,300	845,593

			1,241,005

Media 5.3%
Astral Media Inc., A	Canada	70,900	1,039,849
E.W. Scripps Co., A	United States	2,400	184,680
[a]Hispanic Broadcasting Corp., A	United States	1,800	36,990
Lagardere SCA	France	44,835	1,821,291
[a]Liberty Media Corp., A	United States	195,846	1,750,863
NV Holdingsmig de Telegraaf	Netherlands	45,878	743,346
Omnicom Group Inc.	United States	5,900	381,140
Reuters Group PLC	United Kingdom	132,600	378,912
TVA Group Inc., B	Canada	13,700	120,974
[a]TVMAX Holdings Inc.	United States	3,535	14,140
Washington Post Co., B	United States	2,721	2,008,098

			8,480,283

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Metals & Mining 2.8%
Anglo American PLC	South Africa	36,300	$539,100
[a]Glamis Gold Ltd.	Canada	4,800	54,083
Impala Platinum Holdings Ltd.	South Africa	19,100	1,213,158
[a,c]International Steel Group	United States	33	1,526,250
Newmont Mining Corp.	United States	41,600	1,207,648

			4,540,239

Multi-Utilities 1.1%
Suez SA	France	103,095	1,789,419

Oil & Gas 2.9%
Amerada Hess Corp.	United States	11,600	638,580
BP PLC	United Kingdom	94,600	650,303
BP PLC, ADR	United Kingdom	9,000	365,850
Conocophillips	United States	30,634	1,482,379
[a]Southwest Royalties Inc., A	United States	3,410	102,295
Total Fina Elf SA, B	France	5,324	760,388
Total Fina Elf SA, B, ADR	France	9,670	691,405

			4,691,200

Paper & Forest Products 1.6%
Abitibi-Consolidated Inc.	Canada	97,600	749,391
MeadWestvaco Corp.	United States	18,400	454,664
Potlatch Corp.	United States	53,100	1,268,028

			2,472,083

Pharmaceuticals 3.1%
Bristol-Myers Squibb Co.	United States	24,500	567,175
Daiichi Pharmaceutical Co.	Japan	64,700	928,492
Merck & Co. Inc.	United States	12,800	724,608
Pharmacia Corp.	United States	26,600	1,111,880
Schering-Plough Corp.	United States	24,700	548,340
Takeda Chemical Industries Ltd.	Japan	20,000	835,931
Wyeth	United States	5,000	187,000

			4,903,426

Real Estate 2.7%
Canary Wharf Group PLC	United Kingdom	186,900	708,593
Fastighets AB Tornet	Sweden	46,700	830,741
iStar Financial Inc.	United States	34,300	962,115
[a,c] Security Capital European Realty	Luxembourg	6,486	91,307
[a,c]Torre Mayor Investments, LP	United States	10	1,000,000
Ventas Inc.	United States	55,600	636,620

			4,229,376

Road & Rail 1.0%
Canadian National Railway Co.	Canada	20,400	842,833
Florida East Coast Industries Inc., A	United States	26,800	621,760
Florida East Coast Industries Inc., B	United States	3,200	70,624

			1,535,217

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2001 (cont.)

	COUNTRY	SHARES/ WARRANTS		VALUE

Common Stocks and Other Equity Interests (cont.)
Tobacco 8.9%
Altadis SA	Spain	137,500		$3,136,904
Altadis SA (Paris Listed)	Spain	3,300		75,009
British American Tobacco PLC	United Kingdom	301,300		3,009,798
Gallaher Group PLC	United Kingdom	72,170		716,867
Gallaher Group PLC, ADR	United Kingdom	1,000		39,200
Imperial Tobacco Group PLC	United Kingdom	164,637		2,796,253
ITC Ltd.	India	58,468		805,261
Korea Tobacco & Ginseng Corp.	South Korea	92,920		1,284,843
Korea Tobacco & Ginseng Corp., 144A, GDR	South Korea	36,250		241,062
Philip Morris Cos. Inc.	United States	40,100		1,625,253
Rothmans Inc.	Canada	21,300		390,055

				14,120,505

Trading Companies & Distributors .5%
Compania de Distribucion Intefral Logista SA	Spain	35,300		760,876

Transportation Infrastructure .5%
Mersey Docks & Harbour Co.	United Kingdom	98,230		737,721

Total Common Stocks and Other Equity Interests (Cost $111,242,644)				117,891,141

Preferred Stocks .9%
Construction Materials
Dyckerhoff AG, pfd.	Germany	5,503		44,293

Diversified Telecommunication Services
[a]McLeodUSA Inc., 2.50%, cvt., pfd.	United States	5,023		20,594

Health Care Providers & Services
[a]Genesis Health Ventures Inc., 6.00%, cvt., pfd.	United States	162		15,439

Household Products .3%
Henkel KGAA, pfd.	Germany	7,800		493,572

Insurance .6%
United Fire & Casualty Co., 6.375%, cvt., pfd.	United States	5,300		142,782
[c]White Mountains Insurance Group Inc., cvt., pfd.	United States	2,796		812,797

				955,579

Total Preferred Stocks (Cost $1,562,573)				1,529,477

		PRINCIPAL AMOUNT[f]

Corporate Bonds & Notes 3.2%
Alderwoods Group Inc.,
11.00%, 1/02/07	United States	$ 38,600		38,793
12.25%, 1/02/09	United States	280,600		256,749
Calpine Canada Energy Finance,
8.375%, 10/15/08	Canada	10,000	EUR	4,310
senior note, 8.50%, 5/01/08	Canada	389,000		171,160
Calpine Corp.,
7.625%, 4/15/06	United States	40,000		18,400
7.875%, 4/01/08	United States	75,000		31,875
7.75%, 4/15/09	United States	15,000		6,375
senior note, 8.625%, 8/15/10	United States	62,000		26,660
senior note, 8.50%, 2/15/11	United States	377,000		165,880

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Corporate Bonds & Notes (cont.)
Comdisco Holding Co. Inc., 11.00%, 8/12/05	United States	$198,950		$199,945
DecisionOne Corp., Term Loan	United States	171,788		146,020
Edison International, 6.875%, 9/15/04	United States	170,000		158,950
Eurotunnel Finance Ltd., Equity Note, 12/31/03	United Kingdom	113,009	GBP	60,038
Eurotunnel PLC,
12/31/18, Tier 2	United Kingdom	160,314	GBP	189,694
12/31/25, Tier 3 United Kingdom	United Kingdom	254,024	GBP	251,505
12/31/50, Resettable Advance R5	United Kingdom	140,058	GBP	90,191
Stabilization Advance S8, Tier 1	United Kingdom	115,706	GBP	44,706
Stabilization Advance S8, Tier 2	United Kingdom	107,912	GBP	38,220
Eurotunnel SA,
5.28%, 12/31/18, Tier 2 (Pibor)	France	17,565	EUR	13,548
12/31/18, Tier 2 (Libor)	France	39,763	EUR	30,669
12/31/25, Tier 3 (Libor)	France	82,595	EUR	53,305
Stabilization Advance S6, Tier 1 (Pibor)	France	10,849	EUR	2,732
Stabilization Advance S6, Tier 2 (Libor)	France	21,402	EUR	4,941
Stabilization Advance S7, Tier 1 (Pibor)	France	36,561	EUR	9,208
Level 3 Communications Inc., Term Loan	United States	65,000		49,075
Mirant Mid-Atlantic LLC, 8.625%, 6/30/12	United States	36,882		27,236
Providian Financial Corp., cvt., zero cpn., 2/15/21	United States	684,000		229,995
Qwest Capital Funding,
5.875%, 8/03/04	United States	354,000		299,130
7.00%, 8/03/09	United States	275,000		182,875
7.90%, 8/15/10 United States	United States	25,000		16,875
7.25%, 2/15/11 United States	United States	951,000		632,415
Qwest Corp.,
7.625%, 6/09/03	United States	15,000		14,775
8.875%, 3/15/12	United States	30,000		29,250
South Point Energy, 9.825%, 5/30/19	United States	55,000		32,725
Southern California Edison Co.,
7.20%, 11/03/03	United States	448,000		443,520
6.375%, 1/15/06	United States	25,000		22,125
7.125%, 7/15/25	United States	25,000		21,250
Southwest Royalties Inc., 10.50%, 6/30/04	United States	227,000		227,000
Tyco International Group SA,
2.228%, 7/30/03	Luxembourg	8,000		7,762
6.375%, 2/15/06	Luxembourg	269,000		261,146
Tyco International Ltd., cvt., zero cpn., 11/17/20	Bermuda	100,000		72,125
U.S. West Capital Funding Inc., 6.375%, 7/15/08	United States	108,000		69,660
U.S. West Communications Inc., 6.625%, 9/15/05	United States	61,000		57,035
Williams Production RMT Co., Bank Claim	United States	279,606		321,547
Wiltel Communications Group Inc., FRN, 6.129%, 1/21/03	United States	177,332		125,906

Total Corporate Bonds & Notes (Cost $4,581,413)				5,157,301

Bonds & Notes in Reorganization 5.3%
[b]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	76,000		28,120
8.125%, 7/15/03	United States	30,000		11,250
7.50%, 1/15/04	United States	80,000		30,000
10.50%, 7/15/04	United States	124,000		47,120
10.25%, 11/01/06	United States	236,000		89,680
9.875%, 3/01/07	United States	56,000		21,280

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE

Bonds & Notes in Reorganization (cont.)
[b]Adelphia Communications Corp., (cont.)
8.375%, 2/01/08	United States	$305,000	$114,375
7.75%, 1/15/09	United States	210,000	78,750
7.875%, 5/01/09	United States	85,000	31,875
9.375%, 11/15/09	United States	60,000	23,400
10.875%, 10/01/10	United States	120,000	46,200
cvt., 6.00%, 2/15/06	United States	1,056,000	84,480
cvt., 3.25%, 5/01/21	United States	123,000	9,840
senior note, 10.25%, 6/15/11	United States	269,000	104,910
[b]Aiken Cnty S C Indl Rev, Ref Beloit. 6.00%, 12/01/11	United States	20,000	1,260
[b]Century Communications Corp.,
9.50%, 3/01/05	United States	15,000	3,975
8.875%, 1/15/07	United States	11,000	2,915
8.375%, 12/15/07	United States	20,000	5,300
zero cpn., 3/15/03	United States	223,000	54,635
[b]Dow Corning Corp., 9.375%, 2/01/08	United States	300,000	570,000
BFrontier Corp., 7.25%, 5/15/04	United States	45,000	2,475
BGlobal Crossing Holdings Ltd.,
9.125%, 11/15/06	United States	270,000	9,450
9.625%, 5/15/08	United States	135,000	4,725
9.50%, 11/15/09	United States	222,000	7,770
Bank Claim	United States	15,000	2,887
Revolver	United States	841,657	162,019
Term Loan	United States	400,000	77,000
[b]Global Crossing Ltd., 6.00%, 10/15/03	United States	43,000	2,365
[b]Guangdong Int’l Trust & Investment Corp., 144A, 8.75%, 10/24/16	China	120,000	14,100
[b]Guangdong Int’l Trust & Investment Corp.,
Revolver - Admitted Claim	Hong Kong	130,067	14,958
Structured Note - Admitted Claim	Hong Kong	205,745	23,661
Syndicated Loan - Admitted Claim	Hong Kong	355,733	40,909
[b]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	162,000	1,296
8.70%, 6/15/22	United States	159,000	1,304
7.25%, 12/15/25	United States	232,000	1,879
6.875%, 2/15/27	United States	216,000	1,728
Bank Claim United States	United States	250,450	1,979
[b]Intermedia Communications Inc.,
senior note, 8.50%, 1/15/08	United States	40,000	16,200
senior note, 8.60%, 6/01/08	United States	55,000	22,275
senior note, 9.50%, 3/01/09	United States	52,000	21,060
[b]Laidlaw Inc.,
7.70%, 8/15/02	Canada	305,000	147,544
7.05%, 5/15/03	Canada	185,000	90,187
6.65%, 10/01/04	Canada	40,000	19,000
7.875%, 4/15/05	Canada	175,000	84,000
6.50%, 5/01/05	Canada	137,000	64,561
7.65%, 5/15/06	Canada	100,000	49,250
6.70%, 5/01/08	Canada	130,000	61,262
8.75%, 4/15/25	Canada	179,000	86,591
6.72%, 10/01/27	Canada	379,000	180,025
Revolver	Canada	850,708	414,720

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Bonds & Notes in Reorganization (cont.)
[b]MCI Communications Corp.,
8.25%, 1/20/23	United States	$39,000		$19,305
7.75%, 3/15/24	United States	39,000		19,305
[b]Metromedia Fiber Network Inc.,
14.00%, 3/15/07	United States	880,000		193,600
10.00%, 11/15/08	United States	577,000		10,097
senior note, 10.00%, 12/15/09	United States	575,000		10,062
senior note, 10.00%, 12/15/09	United States	280,000	EUR	5,142
[b]NTL Communications Corp.,
12.75%, 4/15/05	United Kingdom	103,000		9,270
9.25%, 11/15/06	United Kingdom	220,000	EUR	21,932
10.00%, 2/15/07	United Kingdom	435,000		39,150
12.375%, 2/01/08	United Kingdom	240,000	EUR	23,926
11.50%, 10/01/08	United Kingdom	394,000		37,430
9.875%, 11/15/09	United Kingdom	310,000	EUR	30,905
cvt., 7.00%, 2/15/08	United Kingdom	455,000		91,000
senior note, B, 11.875%, 10/01/10	United Kingdom	179,000		17,005
Series B, 12.375%, 10/01/08	United Kingdom	151,000		12,080
Series B, 9.75%, 4/15/09	United Kingdom	810,000	GBP	149,961
Series B, 11.50%, 11/15/09	United Kingdom	250,000	EUR	25,110
[b]NTL Inc.,
cvt., 5.75%, 12/15/09	United Kingdom	693,000		121,275
Series B, 11.50%, 2/01/06	United Kingdom	363,000		32,670
Series B, 9.50%, 4/01/08	United Kingdom	441,000	GBP	67,446
Series B, 10.75%, 4/01/08	United Kingdom	1,215,000	GBP	176,042
zero cpn., 4/01/08	United Kingdom	1,482,000		103,740
[b]Owens Corning, Revolver	United Kingdom	844,566		536,299
PG & E Corp.,	United Kingdom
5.00%, 1/31/03	United States	12,120		12,120
7.375%, 11/01/05	United States	853,000		838,073
6.50%, 9/02/06	United States	180,000		181,800
Commercial Paper, 1/18/01	United States	35,000		33,425
Commercial Paper, 1/30/01	United States	18,000		17,280
Commercial Paper, 2/16/01	United States	54,000		51,570
FRN, 144A, 7.575%, 10/31/01	United States	271,000		257,450
MTN, 5.94, 10/07/03	United States	44,000		40,700
[b]PG & E National Energy Group Inc., 10.375%, 5/16/11	United States	345,000		132,825
[b]Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17	United States	10,000		630
[b]Safety Kleen Corp.,
9.25%, 5/15/09	United States	31,000		1,318
Revolver	United States	278,669		126,795
Term Loan	United States	29,291	CAD	6,582
Term Loan A	United States	230,196		89,777
Term Loan B	United States	267,895		104,479
Term Loan C	United States	244,795		95,470
[b]Safety Kleen Services, 9.25%, 6/01/08	United States	3,000		120
[b]Spectrasite Holdings Inc.,
10.75%, 3/15/10	United States	301,000		112,875
12.50%, 11/15/10	United States	59,000		22,125
cvt., 6.75%, 11/15/10	United States	41,000		10,353
senior disc. note, zero cpn., 4/15/09	United States	236,000		71,980
senior disc. note, zero cpn., 3/15/10	United States	173,000		45,845
zero cpn., 7/15/08	United States	264,000		85,800

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Bonds & Notes in Reorganization (cont.)
[b]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	$ 132,000		$ 24,420
11.25%, 11/01/08	United Kingdom	46,000		8,510
senior disc. note, zero cpn., 4/15/09	United Kingdom	90,000		13,050
senior disc. note, zero cpn., 2/01/10	United Kingdom	95,000		12,350
zero cpn., 4/15/09	United Kingdom	269,000	GBP	41,141
[b]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	219,000		39,420
[b]WorldCom Inc.,
7.875%, 5/15/03	United States	25,000		6,000
6.25%, 8/15/03	United States	35,000		8,400
6.50%, 5/15/04	United States	46,000		11,040
6.40%, 8/15/05	United States	80,000		19,200
8.00%, 5/15/06	United States	46,000		11,040
7.75%, 4/01/07	United States	15,000		3,600
8.25%, 5/15/10	United States	315,000		75,600
7.375%, 1/15/11	United States	617,000		148,080
7.50%, 5/15/11	United States	697,000		167,280
7.75%, 4/01/27	United States	65,000		15,600
6.95%, 8/15/28	United States	130,000		31,200
8.25%, 5/15/31	United States	968,000		232,320
[b]WorldCom Inc. - MCI Group,
6.50%, 4/15/10	United States	40,000		20,600
7.125%, 6/15/27	United States	20,000		10,700
[b]XO Communications Inc.,
Revolver	United States	165,750		82,875
Term Loan A	United States	288,000		144,000
Term Loan B	United States	300,050		150,025

Total Bonds & Notes in Reorganization (Cost $11,727,498)				8,355,140

		SHARES/ PRINCIPAL AMOUNT[f]
Companies in Liquidation .3%
[a]Brunos Inc., Liquidating Unit	United States	2,247		9,887
[a]Fine Host Corp.	United States	49,920		392,870
United Companies Financial Corp., Revolver	United States	1,199,266		11,993

Total Companies in Liquidation (Cost $449,280)				414,750

Government Agencies 8.7%
Federal Home Loan Bank, 0.75%, 1/02/03	United States	$3,400,000		3,400,000
Federal Home Loan Mortgage Corp., 1.242%, 2/25/03	United States	1,500,000		1,497,322
[d]Federal National Mortgage Association, 1.253% to 2.125%, with maturities to 11/26/04	United States	9,000,000		8,992,134
[d]Federal National Mortgage Association, 2.125%, 11/26/04	United States	2,000,000		2,014,196

Total Government Agencies (Cost $13,872,168)				13,889,456

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]	VALUE

Short Term Investments 8.9%
Danske Bank, 1.312%, 1/27/03	Denmark	$4,000,000	$3,996,010
U.S. Treasury Bill, 1.243%, 6/12/03	United States	1,000,000	994,812
Westlb Financial Curacao NV, 1.293%, 2/12/03	Germany	1,500,000	1,494,840
Yorkshire Building Society, 1.363% to 1.767%, with maturities to 1/28/03	United Kingdom	7,700,000	7,695,729

Total Short Term Investments (Cost $14,183,355)			14,181,391

Total Investments (Cost $157,618,931) 101.3%			161,418,656
Options Written			(4,491)
Securities Sold Short (1.6)%			(2,514,027)
Net Equity in Forward Exchange Contracts (1.3)%			(2,106,133)
Other Assets, less Liabilities 1.6%			2,457,160

Net Assets 100.0%			$159,251,165

Options Written ISSUER	COUNTRY	SHARES	VALUE

BP PLC, January/3.90 GBP/Puts	United Kingdom	6,200	$250
Groupe Danone, January/130 EUR/Puts	France	800	3,299
Peninsular & Oriental Steam Navigation Co., February/1.80 GBP/Puts	United Kingdom	3,000	942

Total Options Written (Premiums received $5,571)			$4,491

Securities Sold Short - Equity & Bond ISSUER	COUNTRY	SHARES/ PRINCIPAL AMOUNT	VALUE

[e]Electronic Data Systems Corp., 7.125%, 10/15/09	United States	$85,000	$87,484
[e]General Motors Corp.	United States	4,400	162,184
[e]HSBC Holdings PLC, ADR	Hong Kong	1,600	87,968
[e]Kraft Foods Inc., A	United States	23,500	914,855
[e]Manulife Financial Corp.	Canada	400	8,707
[e]Pfizer Inc.	United States	39,700	1,213,629
[e]Univision Communications Inc., A	United States	1,600	39,200

Total Securities Sold Short (Proceeds $2,474,336)			$2,514,027

Currency Abbreviations:
CAD	- Canadian Dollar
EUR	- European Unit
GBP	- British Pound

[a]	Non-income producing
[b]	See Note 7 regarding defaulted securities.
[c]	See Note 8 regarding restricted securities.
[d]	See Note 1(f) regarding securities segregated with broker for securities sold short.
[e]	See Note 1(f) regarding securities sold short.
[f]	The principal amount is stated in U.S. dollars unless otherwise indicated.
[g]	See Note 9 regarding other considerations.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$157,618,931

Value	161,418,656
Cash	45,978
Foreign currency, at value (cost $874,476)	880,218
Receivables:
Investment securities sold	479,523
Capital shares sold	127,957
Dividends and interest	435,526
Unrealized gain on forward exchange contracts (Note 6)	77,635
Deposit with broker for securities sold short	3,396,114

Total assets	166,861,607

Liabilities:
Payables:
Investment securities purchased	2,679,917
Capital shares redeemed	27,774
Affiliates	142,696
Options written, at value (premiums received $5,571)	4,491
Securities sold short, at value (proceeds $2,474,336)	2,514,027
Unrealized loss on forward exchange contracts (Note 6)	2,183,768
Deferred tax liability (Note 4)	11,568
Other liabilities	46,201

Total liabilities	7,610,442

Net assets, at value	$159,251,165

Net assets consist of:
Undistributed net investment income	$2,896,047
Net unrealized appreciation	1,672,667
Accumulated net realized loss	(9,101,796)
Capital shares	163,784,247

Net assets, at value	$159,251,165

Class 1:
Net asset value per share ($122,010,569 / 11,032,974 shares outstanding)	$11.06

Class 2:
Net asset value and maximum offering price per share ($37,240,596 / 3,394,077 shares outstanding)	$10.97

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment Income:
(net of foreign taxes of $232,128)
Dividends	$2,781,040
Interest	1,493,045

Total investment income	4,274,085

Expenses:
Management fees (Note 3)	1,326,093
Administrative fees (Note 3)	248,647
Distribution fees - Class 2 (Note 3)	44,723
Custodian fees	30,300
Reports to shareholders	33,100
Professional fees	35,450
Trustees’ fees and expenses	1,650
Dividends on securities sold short	15,636
Other	19,250

Total expenses	1,754,849

Net investment income	2,519,236

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(1,186,891)
Foreign currency transactions	(6,502,253)

Net realized loss	(7,689,144)

Net unrealized appreciation (depreciation) on:
Investments	(7,905,789)
Translation of assets and liabilities denominated in foreign currencies	(2,181,162)
Deferred taxes (Note 1j)	(11,568)

Net unrealized depreciation	(10,098,519)

Net realized and unrealized loss	(17,787,663)

Net decrease in net assets resulting from operations	$(15,268,427)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$2,519,236	$3,239,128
Net realized gain (loss) from investments and foreign currency transactions	(7,689,144)	919,258
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(10,098,519)	(3,108,272)

Net increase (decrease) in net assets resulting from operations	(15,268,427)	1,050,114
Distributions to shareholders from:
Net investment income:
Class 1	(2,341,069)	(3,692,922)
Class 2	(221,015)	(35,475)
Net realized gains:
Class 1	(2,749,123)	(22,821,911)
Class 2	(269,767)	(229,100)

Total distributions to shareholders	(5,580,974)	(26,779,408)
Capital share transactions: (Note 2)
Class 1	(24,189,253)	(774,421)
Class 2	34,081,590	4,626,027

Total capital share transactions	9,892,337	3,851,606

Net decrease in net assets	(10,957,064)	(21,877,688)

Net assets:
Beginning of year	170,208,229	192,085,917

End of year	$159,251,165	$170,208,229

Undistributed net investment income included in net assets:
End of year	$2,896,047	$2,400,505

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Mutual Discovery Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 95% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily and the Fund’s equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin”). Subsequent payments known as “variation margin”, are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the synthetic equity swaps and may realize a loss.

e. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

f. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replace the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. Securities Lending

The Fund may loan securities to certain brokers for which they receive collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

h. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Security Transactions, Investment Income, Expenses and Distribution (cont.)

Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

j. Deferred Taxes

Deferred taxes are recorded for estimated tax liabilities inherent in each Funds’ portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year ended December 31,
	2002		2001

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	500,372	$6,299,567	683,165	$9,492,676
Shares issued on reinvestment of distributions	403,663	5,090,192	2,008,699	26,514,833
Shares redeemed	(2,970,808)	(35,579,012)	(2,721,296)	(36,781,930)

Net decrease	(2,066,773)	$(24,189,253)	(29,432)	$(774,421)

Class 2 Shares:
Shares sold	8,904,270	107,444,507	9,516,328	$118,869,743
Shares issued on reinvestment of distributions	39,168	490,782	20,135	264,575
Shares redeemed	(6,003,911)	(73,853,699)	(9,153,280)	(114,508,291)

Net increase	2,939,527	$34,081,590	383,183	$4,626,027

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Mutual Advisers LLC (Franklin Mutual)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $6,699,672 which may be carried over to offset future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $3,691,853. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and passive foreign investment company shares.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, were as follows:

	2002	2001
Distributions paid from:
Ordinary income	$4,560,237	$10,023,072
Long-term capital gains	1,020,737	16,756,336

	$5,580,974	$26,779,408

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investment	$158,213,774

Unrealized appreciation	17,072,607
Unrealized depreciation	(13,867,725)

Net unrealized appreciation	$3,204,882

Undistributed ordinary income	$3,219,509
Undistributed long-term capital gains	—

Distributable earnings	$3,219,509

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities and securities sold short) for the year ended December 31, 2002 aggregated $74,782,345 and $65,128,682, respectively.

Transactions in call options written during the year ended December 31, 2002 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2001	—	$—
Options written	18,576	44,622
Options expired	(7,756)	(25,443)
Options exercised	(805)	(6,554)
Options closed	(15)	(7,054)

Options outstanding at December 31, 2002	10,000	$5,571

6. FORWARD CURRENCY CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to Buy:		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
800,000	British Pounds	U.S.	$1,254,045	1/28/03	U.S.	$31,222
2,523,050	Danish Krone		336,266	3/17/03		18,993
2,373,500	Norwegian Krone		313,636	4/15/03		24,208

		U.S.	$1,903,947		U.S.	$74,423

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

6. FORWARD CURRENCY CONTRACTS (cont.)

Contracts to Sell:		In Exchange For		Settlement Date	Unrealized Gain/(Loss)
549,494	British Pounds	U.S.	$882,982	1/28/03	U.S.	$109
1,176,200	Canadian Dollars		746,110	2/21/03		3,103

		U.S.	$1,629,092			$3,212

Unrealized gain on forward exchange contracts					U.S.	$77,635

800,000	European Unit	U.S.	$779,834	1/08/03	U.S.	$(59,386)
5,707,631	Swiss Franc		3,931,025	1/13/03		(198,079)
9,750,603	British Pounds		15,271,981	1/28/03		(393,213)
900,000	European Unit		880,699	1/28/03		(62,593)
7,628,586	Canadian Dollars		4,802,822	2/21/03		(16,170)
2,787,550	Korean Won		2,284,323	3/05/03		(51,910)
250,000	European Unit		249,250	3/10/03		(12,355)
25,033,513	Danish Krone		3,283,443	3/17/03		(241,426)
290,563,750	Japanese Yen		2,391,326	3/24/03		(64,847)
19,167,563	Norwegian Krone		2,531,726	4/15/03		(196,578)
5,890,164	European Unit		5,688,014	4/22/03		(465,153)
50,000	European Unit		48,545	4/28/03		(3,676)
9,630,538	European Unit		9,669,060	5/21/03		(380,735)
21,607,278	Swedish Krona		2,413,796	6/23/03		(37,647)

		U.S.	$54,225,844			(2,183,768)

Unrealized loss on forward exchange contracts						(2,183,768)

Net unrealized loss on forward exchange contracts					U.S.	$(2,106,133)

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2002, the Fund held defaulted securities with values aggregating $6,789,897 representing 4.3% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if it’s valuation has not changed for a certain period of time. At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Number of Shares or Principal Amount	Issuer	Acquisition Date	Cost	Value

33	International Steel Group	4/10/02	$402,500	$1,526,250
34,780	Leucadia National Corp.	12/20/02	1,225,995	1,167,878
6,420	Montpelier Re Holdings Ltd	12/11/01	107,000	175,651
477,000	Nippon Investment, LLC	2/14/01	471,035	512,823
2,140	Olympus Re Holdings Ltd	12/19/01	214,000	248,861
667	PG & E Corp., wts., 9/2/06	10/29/02	—	8,338
6,486	Security Capital European Realty	4/08/98	139,335	91,307
10	Torre Mayor Investments, LP	10/28/02	1,000,000	1,000,000
5,000	White Mountains Insurance Group Inc.	6/01/02	1,000,000	1,534,250
2,796	White Mountains Insurance Group Inc., cvt., pfd.	10/22/02	824,820	812,797

	Total Restricted Securities (4.44% of Net Assets)			$7,078,155

9. OTHER CONSIDERATIONS

A member of the Fund’s Portfolio Management team may serve as a member of the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, a member of the Portfolio Management team serves in one or more of these capacities for Kindred Healthcare. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund’s policies, and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of  Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mutual Discovery Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL DISCOVERY SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 15.02% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

MUTUAL SHARES SECURITIES FUND

Fund Goals and Primary Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Using a value-driven approach, the Fund invests primarily in U.S. equity securities of companies that the Fund’s manager believes are available at market prices less than their value based on certain recognized or objective criteria. Investments include undervalued stocks, restructuring companies and distressed companies. The Fund may also invest a significant portion in small capitalization companies and a portion in foreign securities.

The 12-month period under review was the third consecutive annual decline in an ongoing, brutal bear market. In this extremely difficult environment, Mutual Shares Securities Fund posted a negative cumulative total return for the 12 months ended December 31, 2002. While we are never happy to report losses to our shareholders, we are pleased the Fund continued to show strong relative performance compared with its benchmark, the Standard & Poor’s 500 Composite Index (S&P 500), which fell 22.09% for the year under review. The Lipper VIP Multi-Cap Value Funds Average declined 18.97% during the same time.1 Although we believe our distinctive, disciplined investment style contributed to the Fund’s continued relative outperformance, we were not completely immune from the financial markets’ multi-year downdraft.

As always, we encourage our shareholders to put the Fund’s performance in the proper perspective. At Mutual Series, we are long-term value investors, and we strive to generate superior long-term results with less risk than the overall market. We refer you to the Performance Summary for a more detailed, standardized view of the Fund’s performance. We believe that successful investing can be as much about limiting losses as it is about achieving profits. As such, we are pleased our conservative investment philosophy enabled us to keep most of your capital intact for the one-year period ended December 31, 2002.

The major indexes’ continuing decline during the year under review was accompanied by the unwinding of some of the excesses built up at corporations and in the financial markets. In the late 1990s, many companies employed aggressive accounting practices that exaggerated their financial results and overstated their economic earnings. As the markets rewarded companies with supernormal growth trends, stock

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

prices became overinflated and capacity in many industries was brought on line at aggressive rates, which is perhaps epitomized best by the unbridled over-investment experienced in the telecommunications sector. Many companies have only begun to unwind the impact of agressive accounting practices that became common during the late 1990s. Meanwhile, scandals have shaken investors’ confidence, and faith in the financial markets is unlikely to return quickly. While the process of eliminating these excesses is painful, we believe the end result will be a much more attractive investment landscape from which we can reap future returns for our shareholders.

In this challenging environment, we maintained our unique, three-pronged approach to investing, which has produced attractive returns over time with less risk and volatility than the overall market. First, we invest in equities that we believe are trading at a substantial discount to their intrinsic value. Second, we seek out opportunities in distressed situations, investing principally in the debt of companies that have filed for bankruptcy court protection. Third, we look for arbitrage opportunities in mergers and acquisitions. While bankruptcy and arbitrage investment require highly specialized skills, we have been involved in these areas for years and have found attractive opportunities for the Fund over time.

The Fund’s three best performers in 2002 were media companies Washington Post and E.W. Scripps, and International Steel Group (ISG). The publisher of its namesake newspaper, Washington Post was the Fund’s top performing position. Washington Post also owns Newsweek magazine, Kaplan educational company and CableONE cable television systems. After years of investing in Kaplan and CableONE, Washington Post recently began reaping the rewards of strong revenue growth and cash flow, key drivers to the stock’s performance over the past year.

E.W. Scripps, headquartered in Cincinnati, Ohio, was another solid performer. One of the oldest media companies in the U.S., E.W. Scripps owns and operates 21 newspapers, 10 television stations and 4 cable networks including Food Network and Home & Garden Television. During 2002’s first half, we believe E.W. Scripps demonstrated that it had successfully restructured and turned around its Denver newspaper division, a business that had previously been suffering losses. Its cable assets continued to generate material top-line growth and cash flow, which also contributed to the stock’s price appreciation. Finally, E.W. Scripps was buoyed by expectations that the Federal Communications

Top 10 Sectors/Industries

Mutual Shares
Securities Fund

Based on Equity Securities

12/31/02

% of Total Net Assets

Insurance	10.3%

Media	6.9%

Tobacco	6.6%

Banks	3.7%

Pharmaceuticals	3.2%

Food Products	3.2%

Oil & Gas	2.9%

Food & Drug Retailing	2.2%

Road & Rail	1.9%

Commercial Services & Supplies	1.9%

Commission may relax television station ownership regulation, which could usher in further consolidation and higher asset prices.

Another strong performer for the Fund was ISG. ISG was formed by a group of investors to purchase the assets of bankrupt carbon steel producer LTV Steel. By purchasing the assets out of bankruptcy, the new company was able to leave behind many of LTV’s legacy liabilities, resulting in a significantly lower cost structure. We were able to invest in privately held ISG at a very low multiple of expected earnings.

Unfortunately, not all of our investments were successful in 2002. Three of the Fund’s poor performers were Sprint Corp., AT&T Wireless and ICN Pharmaceuticals. We sold our positions in telecommunications companies Sprint and AT&T Wireless after we underestimated the level of industry overcapacity and competitive pressure as well as how much the weak economy would negatively impact demand for telecommunications services. In early 2002, we became actively involved in a special situation with ICN and led a successful proxy fight to appoint new Board of Directors members. Unfortunately, ICN’s stock declined when issues emerged concerning certain patents and excess inventories at distributors. However, we believe management changes initiated by the new board are positive, and we hope to continue our efforts with ICN to eventually realize value for our shareholders.

We constantly monitor our portfolio, making adjustments where appropriate by buying securities we feel are a compelling value and selling investments that we believe are no longer attractively priced. As part of this reevaluation process, we added to our holdings in Nestle, the world’s largest food company as measured by sales. Nestle generates over 70% of its sales from six brands, one of the food industry’s highest percentages, enabling the company to generate significant operational efficiencies. After adjusting for the value of Nestle’s stakes in Alcon and L’Oreal, we bought one of the world’s leading beverage, confectionery, pet food and ice cream companies at a substantial discount to its peers, particularly relative to its U.S. counterparts. Nestle boasts one of the food industry’s highest growth rates, generates substantial free cash flow, and has a substantial cost-saving program and rock-solid balance sheet with a rating of AAA.

Another position we added to is Altadis SA, a Franco-Spanish tobacco company. We believe the company has substantial opportunities to improve its profitability through manufacturing rationalization and cost savings from the merger. In addition, the company continues to have

Top 10 Holdings

Mutual Shares
Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.5%
Insurance, U.S.

White Mountains Insurance Group Inc. (Common, Restricted & Preferred)	3.4%
Insurance, U.S.

Altadis SA	2.4%
Tobacco, Spain

British American Tobacco PLC (Ord. & ADR)	2.1%
Tobacco, U.K.

Liberty Media Corp., A	1.8%
Media, U.S.

Washington Post Co., B	1.8%
Media, U.S.

Kroger Co.	1.6%
Food & Drug Retailing, U.S.

Nestle SA	1.5%
Food Products, Switzerland

Philip Morris Cos. Inc.	1.4%
Tobacco, U.S.

Sovereign Bancorp Inc.	1.1%
Banks, U.S.

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

high pricing power in its cigarette business and the potential to further develop its cigar business. Finally, we believe management has proven they are financially disciplined as they walked away from acquisition candidates when the price became too high, instead opting to use their capital to repurchase their own undervalued shares.

During the year ended December 31, 2002, our reevaluation process resulted in the sale of or reduction in several of our largest positions from the previous fiscal year-end. For example, we liquidated our investment in Telephone & Data Systems (TDS), a long-time holding. We sold TDS because we felt management made an ill-advised and overpriced acquisition, which destroyed shareholder value. We also sold our Federated Department Stores and May Department Stores positions when we grew concerned about the U.S. consumer’s ability to maintain recent spending rates. We sold International Paper at a profit when we believed the stock appreciated well ahead of underlying fundamentals. We also substantially reduced our PG&E position after we thought the company’s stock became fully valued in early 2002 after more than doubling from our average cost in 2001. When the stock became, in our view, undervalued again in August, we decided to add to our PG&E position.

At year-end one of our largest positions was White Mountains Insurance Group. We have owned this company for many years and consider it one of the insurance industry’s best-managed entities. The tragic events of September 11, 2001, resulted in substantial losses for the property and casualty (P&C) insurance industry. This unexpected occurrence was compounded by increasing losses from asbestos settlements, floods in Europe, and an erosion of capital within most companies’ investment portfolios. As a result, many of White Mountains’ competitors faced challenging financial situations. We believe these circumstances will continue to support and extend the P&C insurance industry’s current, strong pricing cycle. Under this scenario, we believe well-capitalized players, such as White Mountains, should see their competitive positions strengthen. During the year under review, we purchased additional shares in White Mountains at a discount in a privately negotiated transaction. This private placement was undertaken to provide management with greater flexibility to take advantage of industry opportunities.

Defaulted and distressed corporate debt, both public and private, reached record levels over the past 10 years. We are especially intrigued by sectors with real assets that attracted huge capital during the economic boom, such as utilities and telecommunications. For exam -

ple, during the year under review, we invested in debt issued by Qwest, one of the high-profile “darlings” of the late 1990s’ boom years. We were able to buy bonds at what we believed was a very low valuation relative to its core telecommunications business. We will continue to canvass this corporate debt minefield to find the investment gems for our shareholders.

The past three years have proven very trying for investors. Although no one can predict the market’s direction, we believe recent share prices should present a more attractive overall valuation level from which to generate future returns. We anticipate the coming months will present us with multiple opportunities to invest our shareholders’ capital. On the equity side, we are finding an increasing number of companies we believe have solid balance sheets, strong free cash flow and defensible businesses at attractive prices, allowing us to invest in quality franchises at significant discounts to intrinsic value. On the distressed debt front, much of the stress in corporations and the financial market plays to our strengths as long-term value investors. The continuing stream of bankruptcies is keeping us exceptionally busy as we seek out the truly compelling opportunities that we believe should present themselves in the coming months. We are somewhat disappointed that the increase in mergers and acquisitions we expected to occur in this low interest rate environment has not yet emerged, but we are hopeful attractive share prices will spark increased activity. The market’s weakness and volatility, while unsettling to many investors, can present excellent opportunities to generate future returns for those who have capital to invest and a rational investment philosophy. We believe the Fund is extremely well positioned in this regard.

As always, we will strive to provide our shareholders with excellent risk-adjusted returns using our unique approach of investing in undervalued securities, distressed debt and risk arbitrage. We will continue to work diligently to find the most attractive long-term investment opportunities globally, those offering little downside risk and substantial upside potential.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Mutual Shares Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (11/8/96)

Cumulative Total Return	-11.56%	+22.38%	+49.13%

Average Annual Total Return	-11.56%	+4.12%	+6.72%

Value of $10,000 Investment	$8,844	$12,238	$14,913

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (11/8/96–12/31/02)

The graph compares the performance of Mutual Shares Securities Fund – Class 1, the Standard & Poor’s 500 Index and the Lipper VIP Multi-Cap Value Funds Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights

	Class 1
	Year ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$14.08	$14.24	$13.23	$11.96	$12.18

Income from investment operations:
Net investment income[a]	.20	.21	.30	.20	.28
Net realized and unrealized gains (losses)	(1.78)	.86	1.42	1.41	(.25)

Total from investment operations	(1.58)	1.07	1.72	1.61	.03

Less distributions from:
Net investment income	(.12)	(.29)	(.38)	(.34)	(.13)
Net realized gains	(.29)	(.94)	(.33)	—	(.12)

Total distributions	(.41)	(1.23)	(.71)	(.34)	(.25)

Net asset value, end of year	$12.09	$14.08	$14.24	$13.23	$11.96

Total return[b]	(11.56)%	7.31%	13.62%	13.40%	.09%

Ratios/supplemental data
Net assets, end of year (000’s)	$288,928	$399,336	$407,063	$448,278	$482,444
Ratios to average net assets:
Expenses[c]	.80%	.79%	.80%	.79%	.79%
Net investment income	1.57%	1.42%	2.23%	1.59%	2.60%
Portfolio turnover rate	49.80%	54.73%	66.67%	80.02%	70.19%

[c]Excluding dividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses	.79%	.78%	.77%	.77%	.77%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.03	$14.22	$13.25	$12.36

Income from investment operations:
Net investment income[a]	.16	.15	.26	.16
Net realized and unrealized gains (losses)	(1.77)	.88	1.41	1.07

Total from investment operations	(1.61)	1.03	1.67	1.23

Less distributions from:
Net investment income	(.11)	(.28)	(.37)	(.34)
Net realized gains	(.29)	(.94)	(.33)	—

Total distributions	(.40)	(1.22)	(.70)	(.34)

Net asset value, end of year	$12.02	$14.03	$14.22	$13.25

Total return[b]	(11.81)%	7.04%	13.25%	9.91%
Ratios/supplemental data
Net assets, end of year (000’s)	$589,738	$262,621	$37,087	$5,716
Ratios to average net assets:
Expenses[e]	1.05%	1.04%	1.05%	1.04%[d]
Net investment income	1.32%	1.04%	1.96%	1.26%[d]
Portfolio turnover rate	49.80%	54.73%	66.67%	80.02%

[e]Excludingdividend expense on securities sold short, the ratios of expenses to average net assets would have been:
Expenses	1.04%	1.03%	1.02%	—

aBased on average shares outstanding

bTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton

 Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

cFor the period January 6, 1999 (effective date) to December 31, 1999.

dAnnualized

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002

		COUNTRY	SHARES/ WARRANTS	VALUE

	Common Stocks and Other Equity Interests 60.1%
	Aerospace & Defense .2%
	Northrop Grumman Corp.	United States	21,100	$2,046,700

	Banks 3.8%
	Bank of America Corp.	United States	45,700	3,179,349
	Bank of Ireland	Irish Republic	474,550	4,870,346
	Fleet Boston Financial Corp.	United States	276,800	6,726,240
	Greenpoint Financial Corp.	United States	102,394	4,626,161
[a,c]	Nippon Investment LLC	Japan	1,148,000	1,234,215
	Sovereign Bancorp Inc.	United States	714,200	10,034,510
	U.S. Bancorp	United States	112,152	2,379,865

				33,050,686

	Beverages 1.8%
	Allied Domecq PLC	United Kingdom	1,073,700	6,862,304
	Brown-Forman Corp., A	United States	3,800	254,600
	Brown-Forman Corp., B	United States	132,150	8,637,324

				15,754,228

	Chemicals 1.8%
	Akzo Nobel NV	Netherlands	301,830	9,575,017
	Syngenta AG	Switzerland	111,695	6,466,467

				16,041,484

	Commercial Services & Supplies 1.9%
[a]	Alderwoods Group Inc.	United States	66,448	314,233
[a]	Cendant Corp.	United States	599,877	6,286,711
[a]	Republic Services Inc.	United States	361,800	7,590,564
	Waste Management Inc.	United States	123,500	2,830,620

				17,022,128

	Computers & Peripherals
[a]	DecisionOne Corp.	United States	26,349	52,698

	Construction Materials .6%
	Martin Marietta Materials Inc.	United States	174,700	5,356,302

	Diversified Financials 1.4%
	Household International Inc.	United States	16,000	444,960
[a,c]	Leucadia National Corp.	United States	184,830	6,206,406
[a]	Principal Financial Group	United States	94,100	2,835,233
	The Bear Stearns Cos. Inc.	United States	37,420	2,222,748
[a]	TSX Group Inc.	Canada	25,800	347,038

				12,056,385

	Diversified Telecommunication Services .4%
	BCE Inc.	Canada	204,000	3,680,213
[a]	McLeodUSA Inc., wts., 4/16/07	United States	47,355	16,574

				3,696,787

	Electric Utilities 1.5%
	E.On AG	Germany	106,800	4,303,695
[a,c]	PG & E Corp., wts., 9/02/06	United States	1,520	19,001
[a]	PG & E Corp.	United States	141,200	1,962,680

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

		COUNTRY	SHARES/ WARRANTS	VALUE

	Common Stocks and Other Equity Interests (cont.)
	Electric Utilities (cont.)
	PPL Corp.	United States	159,700	$5,538,396
	Public Service Enterprise Group Inc.	United States	32,300	1,036,830

				12,860,602

	Food & Drug Retailing 2.2%
[a]	Kroger Co.	United States	894,500	13,820,025
[a]	Safeway Inc.	United States	229,000	5,349,440

				19,169,465

	Food Products 3.9%
	Cadbury Schweppes PLC	United Kingdom	916,524	5,710,200
	Groupe Danone	France	62,100	8,354,465
	Hershey Foods Corp.	United States	38,900	2,623,417
	Nestle SA	Switzerland	60,460	12,811,731
	Orkla ASA	Norway	283,260	4,824,752

				34,324,565

	Health Care Providers & Services .9%
	CIGNA Corp.	United States	82,500	3,392,400
[a]	Genesis Health Ventures Inc.	United States	29,163	450,568
[a]	Health Net Inc., A	United States	82,965	2,190,276
[a,g]	Kindred Healthcare Inc.	United States	70,034	1,207,628
[a,g]	Kindred Healthcare Inc., Series A, wts., 4/20/06	United States	12,897	53,664
[a,g]	Kindred Healthcare Inc., Series B, wts., 4/20/06	United States	32,243	116,857
[a]	Rotech Healthcare Inc.	United States	42,340	709,195
[a],c	Rotech Medical Corp.	United States	3,239	—

				8,120,588

	Hotels Restaurants & Leisure 1.4%
	P & O Princess Cruises PLC	United Kingdom	551,360	3,825,684
[a]	Park Place Entertainment Corp.	United States	965,700	8,111,880

				11,937,564

	Insurance 9.2%
[a]	Alleghany Corp.	United States	21,144	3,753,060
[a]	Berkshire Hathaway Inc., A	United States	106	7,711,500
[a]	Berkshire Hathaway Inc., B	United States	9,612	23,289,876
	Canada Life Financial Corp	Canada	2,300	58,658
[a]	Montpelier Re Holdings Ltd.	Bermuda	7,500	216,000
[a,c]	Montpelier Re Holdings Ltd.	Bermuda	48,840	1,336,262
	Muenchener Rueckversicherungs-Gesellschaft	Germany	14,075	1,682,330
	Old Republic International Corp.	United States	337,500	9,450,000
[a,c]	Olympus Re Holdings Ltd.	Bermuda	16,280	1,893,201
	Prudential Financial Inc.	United States	184,100	5,843,334
[a]	Travelers Property Casualty, A	United States	358,985	5,259,130
	White Mountains Insurance Group Inc.	United States	49,651	16,037,273
[c]	White Mountains Insurance Group Inc.	United States	15,000	4,602,750

				81,133,374

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Other Equity Interests (cont.)
IT Consulting & Services .1%
[a]Comdisco Contingent Equity Distribution 9	United States	8,175,255	$30,657
[a]Comdisco Holding Co. Inc.	United States	6,987	544,986

			575,643

Machinery .2%
[a]Joy Global Inc.	United States	171,170	1,927,374

Marine .5%
Peninsular & Oriental Steam Navigation Co.	United Kingdom	1,732,340	4,587,706

Media 6.9%
Dow Jones & Co. Inc.	United States	19,600	847,308
E.W. Scripps Co., A	United States	114,916	8,842,786
[a]Fox Entertainment Group Inc., A	United States	111,800	2,898,974
[a]Hispanic Broadcasting Corp., A	United States	8,500	174,675
Lagardere SCA	France	240,297	9,761,364
[a]Liberty Media Corp., A	United States	1,797,790	16,072,243
Meredith Corp.	United States	99,659	4,096,982
Omnicom Group Inc.	United States	32,400	2,093,040
[a]TVMAX Holdings Inc.	United States	7,459	29,836
Washington Post Co., B	United States	21,524	15,884,712

			60,701,920

Metals & Mining 1.6%
Anglo American PLC	South Africa	198,700	2,950,943
Anglo American PLC, ADR	South Africa	200	2,920
[a]Glamis Gold Ltd.	Canada	25,700	289,568
[a,c]International Steel Group	United States	161	7,446,250
Newmont Mining Corp.	United States	112,100	3,254,263

			13,943,944

Multi-Utilities .8%
Suez SA	France	387,485	6,725,575

Oil & Gas 3.0%
Amerada Hess Corp.	United States	59,200	3,258,960
BP PLC	United Kingdom	540,900	3,718,274
BP PLC, ADR	United Kingdom	5,100	207,315
Burlington Resources Inc.	United States	134,000	5,715,100
Conocophillips	United States	185,719	8,986,942
[a]Southwest Royalties Inc., A	United States	6,820	204,590
Total Fina Elf SA, B	France	32,200	4,598,890

			26,690,071

Paper & Forest Products 1.1%
Abitibi-Consolidated Inc.	Canada	665,492	5,109,772
MeadWestvaco Corp.	United States	193,600	4,783,856

			9,893,628

Pharmaceuticals 4.2%
Bristol-Myers Squibb Co.	United States	138,900	3,215,535
Daiichi Pharmaceutical Co.	Japan	396,300	5,687,191
ICN Pharmaceuticals Inc.	United States	531,800	5,801,938

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES/ WARRANTS	VALUE

Common Stocks and Other Equity Interests (cont.)
Pharmaceuticals (cont.)
Merck & Co. Inc.	United States	86,600	$4,902,426
Pharmacia Corp.	United States	190,900	7,979,620
Schering-Plough Corp.	United States	132,500	2,941,500
Takeda Chemical Industries Ltd.	Japan	117,700	4,919,457
Wyeth	United States	32,400	1,211,760

			36,659,427

Real Estate 1.4%
[a]Alexander’s Inc.	United States	8,000	516,400
Canary Wharf Group PLC	United Kingdom	1,543,998	5,853,750
General Growth Properties Inc.	United States	32,800	1,705,600
[a,c]Security Capital European Realty	Luxembourg	12,731	179,221
St. Joe Co United States	United States	97,000	2,910,000
Ventas Inc. United States	United States	97,800	1,119,810

			12,284,781

Road & Rail 2.0%
Burlington Northern Santa Fe Corp.	United States	125,600	3,266,856
Canadian National Railway Co.	Canada	159,200	6,577,405
Florida East Coast Industries Inc., A	United States	285,800	6,630,560
Florida East Coast Industries Inc., B	United States	68,413	1,509,875

			17,984,696

Semiconductor Equipment & Products .2%
[a]Integrated Device Technology Inc.	United States	172,500	1,443,825

Software .5%
[a]BMC Software Inc.	United States	252,700	4,323,697

Tobacco 6.6%
Altadis SA	Spain	869,535	19,837,439
Altadis SA (Paris Listed)	Spain	60,400	1,372,886
British American Tobacco PLC	United Kingdom	1,799,856	17,979,436
British American Tobacco PLC, ADR	United Kingdom	4,300	84,710
Gallaher Group PLC	United Kingdom	203,707	2,023,427
Gallaher Group PLC, ADR	United Kingdom	2,400	94,080
Philip Morris Cos. Inc.	United States	309,070	12,526,607
UST Inc.	United States	110,441	3,692,042

			57,610,627

Total Common Stocks and Other Equity Interests (Cost $518,089,857)			527,976,470

Preferred Stocks 1.4%
Diversified Telecommunication Services
[a]McLeodUSA Inc., 2.50%, cvt., pfd.	United States	21,372	87,625

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES/ WARRANTS		VALUE

Preferred Stocks (cont.)
Health Care Providers & Services
[a]Genesis Health Ventures Inc., 6.00%, cvt., pfd.	United States	339		$32,307

Household Products .3%
Henkel KGAA, pfd.	Germany	43,700		2,765,271

Insurance 1.1%
[c]White Mountains Insurance Group Inc., cvt., pfd.	United States	30,898		8,982,049

Total Preferred Stocks (Cost $11,950,431)				11,867,252

		PRINCIPAL AMOUNT[f]
Corporate Bonds & Notes 2.5%
Alderwoods Group Inc.,
11.00%, 1/02/07	United States	$129,600		130,248
12.25%, 1/02/09	United States	655,400		599,691
Calpine Canada Energy Finance,
8.375%, 10/15/08	Canada	60,000	EUR	25,857
senior note, 8.50%, 5/01/08	Canada	1,754,000		771,760
Calpine Corp.,
7.625%, 4/15/06	United States	215,000		98,900
7.875%, 4/01/08	United States	209,000		88,825
7.75%, 4/15/09	United States	3,000,000		1,275,000
senior note, 8.625%, 8/15/10	United States	309,000		132,870
senior note, 8.50%, 2/15/11	United States	1,574,000		692,560
Comdisco Holding Co. Inc., 11.00%, 8/12/05	United States	787,357		791,293
DecisionOne Corp., Term Loan	United States	895,953		727,713
Eurotunnel Finance Ltd., Equity Note, 12/31/03	United Kingdom	286,406	GBP	152,157
Eurotunnel PLC,
12/31/18, Tier 2	United Kingdom	385,556	GBP	456,217
12/31/25, Tier 3	United Kingdom	531,240	GBP	525,972
12/31/50, Resettable Advance R5	United Kingdom	277,688	GBP	178,819
PTC loan note, zero cpn., 4/30/40	United Kingdom	58,000	GBP	31,280
Stabilization Advance S8, Tier 1	United Kingdom	150,980	GBP	58,335
Stabilization Advance S8, Tier 2	United Kingdom	128,063	GBP	45,357
Eurotunnel SA,
5.28%, 12/31/18, Tier 2 (Pibor)	France	45,056	EUR	34,752
5.28%, 12/31/25, Tier 3 (Pibor)	France	84,795	EUR	54,725
12/31/18, Tier 2 (Libor)	France	60,952	EUR	47,012
12/31/25, Tier 3 (Libor)	France	619,054	EUR	399,524
12/31/50, Resettable Advance R4	France	7,060	EUR	2,964
Stabilization Advance S6, Tier 2 (Libor)	France	43,127	EUR	9,957
Stabilization Advance S7, Tier 1 (Pibor)	France	55,949	EUR	14,091
Stabilization Advance S6, Tier 1 (Pibor)	France	22,154	EUR	5,579
Level 3 Communications Inc., Term Loan, 1/15/08	United States	351,000		265,005
Providian Financial Corp., cvt., zero cpn., 2/15/21	United States	2,717,000		913,591
Qwest Capital Funding,
5.875%, 8/03/04	United States	1,802,000		1,522,690
7.00%, 8/03/09	United States	1,366,000		908,390
7.90%, 8/15/10	United States	128,000		86,400
7.25%, 2/15/11	United States	4,814,000		3,201,310

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Corporate Bonds & Notes (cont.)
Qwest Corp.,
7.625%, 6/09/03	United States	$75,000		$73,875
8.875%, 3/15/12	United States	147,000		143,325
South Point Energy, 9.825%, 5/30/19	United States	286,000		170,170
Southern California Edison Co.,
7.20%, 11/03/03	United States	1,236,000		1,223,640
6.375%, 1/15/06	United States	65,000		57,525
7.125%, 7/15/25	United States	55,000		46,750
Southwest Royalties Inc., 10.50%, 6/30/04	United States	454,000		454,000
Tyco International Group SA,
2.228%, 7/30/03	Luxembourg	40,000		38,812
6.375%, 2/15/06	Luxembourg	1,265,000		1,228,067
Tyco International Ltd., cvt., zero cpn., 11/17/20	Bermuda	485,000		349,806
U.S. West Capital Funding Inc., 6.375%, 7/15/08	United States	543,000		350,235
U.S. West Communications Inc., 6.625%, 9/15/05	United States	290,000		271,150
Williams Production RMT Co., Term Loan	United States	1,348,870		1,551,201
Wiltel Communications Group Inc., FRN, 6.129%, 1/21/03	United States	756,090		536,824
Xerox Credit Corp., 1.50%, 6/06/05	United States	200,000,000	JPY	1,264,009

Total Corporate Bonds & Notes (Cost $19,401,965)				22,008,233

Bonds & Notes in Reorganization 4.4%
[b]Adelphia Communications Corp.,
9.25%, 10/01/02	United States	365,000		135,050
8.125%, 7/15/03	United States	145,000		54,375
7.50%, 1/15/04	United States	350,000		131,250
10.50%, 7/15/04	United States	577,000		219,260
cvt., 6.00%, 2/15/06	United States	4,861,000		388,880
10.25%, 11/01/06	United States	1,078,000		409,640
9.875%, 3/01/07	United States	265,000		100,700
8.375%, 2/01/08	United States	1,408,000		528,000
7.75%, 1/15/09	United States	991,000		371,625
7.875%, 5/01/09	United States	383,000		143,625
9.375%, 11/15/09	United States	280,000		109,200
10.875%, 10/01/10	United States	580,000		223,300
senior note, 10.25%, 6/15/11	United States	1,278,000		498,420
cvt., 3.25%, 5/01/21	United States	565,000		45,200
[b]Aiken Cnty S C Indl Rev, Ref Beloit, 6.00%, 12/01/11	United States	45,000		2,835
[b]Century Communications Corp.,
9.50%, 3/01/05	United States	75,000		19,875
8.875%, 1/15/07	United States	55,000		14,575
8.375%, 12/15/07	United States	90,000		23,850
zero cpn., 3/15/03	United States	1,010,000		247,450
[b]Dow Corning Corp.,
9.375%, 2/01/08	United States	550,000		1,045,000
Bank Debt #1	United States	100,000		141,000
[b]Edison International, 6.875%, 9/15/04	United States	900,000		841,500
[b]Frontier Corp., 7.25%, 5/15/04	United States	185,000		10,175

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[g]		VALUE

Bonds & Notes in Reorganization (cont.)
[b]Global Crossing Holdings Ltd.,
9.125%, 11/15/06	United States	$1,135,000		$39,725
9.625%, 5/15/08	United States	550,000		19,250
9.50%, 11/15/09	United States	915,000		32,025
Bank Claim	United States	62,800		12,089
Revolver	United States	3,524,074		678,384
Term Loan	United States	1,675,000		322,437
[b]Global Crossing Ltd., 6.00%, 10/15/03	United States	200,000		11,000
[b]Guangdong Int’l Trust & Investment Corp. 144A, 8.75%, 10/24/16	China	630,000		74,025
[b]Harnischfeger Industries Inc.,
8.90%, 3/01/22	United States	410,000		3,280
8.70%, 6/15/22	United States	360,000		2,952
6.875%, 2/15/27	United States	463,000		3,704
7.25%, 12/15/25	United States	519,000		4,204
Bank Claim	United States	603,475		4,767
[b]Intermedia Communications Inc.,
senior note, 8.50%, 1/15/08	United States	185,000		74,925
senior note, 8.60%, 6/01/08	United States	255,000		103,275
senior note, 9.50%, 3/01/09	United States	240,000		97,200
[b]Laidlaw Inc.,
7.70%, 8/15/02	Canada	2,889,000		1,397,554
7.05%, 5/15/03	Canada	420,000		204,750
6.65%, 10/01/04	Canada	174,000		82,650
7.875%, 4/15/05	Canada	385,000		184,800
6.50%, 5/01/05	Canada	330,000		155,513
7.65%, 5/15/06	Canada	240,000		118,200
6.70%, 5/01/08	Canada	295,000		139,019
8.75%, 4/15/25	Canada	361,000		174,634
6.72%, 10/01/27	Canada	835,000		396,625
Revolver	Canada	1,619,330		789,423
[b]MCI Communications Corp.,
8.25%, 1/20/23	United States	208,000		102,960
7.75%, 3/15/24	United States	208,000		102,960
[b]Metromedia Fiber Network Inc.,
14.00%, 3/15/07	United States	2,897,000		637,340
10.00%, 11/15/08	United States	2,297,000		40,198
senior note, 10.00%, 12/15/09	United States	2,418,000		42,315
senior note, 10.00%, 12/15/09	United States	1,085,000	EUR	19,925
[b]NTL Communications Corp.,
12.75%, 4/15/05	United Kingdom	347,000		31,230
9.25%, 11/15/06	United Kingdom	3,755,000	EUR	374,345
10.00%, 2/15/07	United Kingdom	720,000		64,800
12.375%, 2/01/08	United Kingdom	590,000	EUR	58,819
11.50%, 10/01/08	United Kingdom	1,892,000		179,740
9.875%, 11/15/09	United Kingdom	3,887,000	EUR	387,505
cvt., 7.00%, 2/15/08	United Kingdom	1,807,000		361,400
Series B, 12.375%, 10/01/08	United Kingdom	540,000		43,200
Series B, 9.75%, 4/15/09	United Kingdom	8,985,000	GBP	1,663,460
Series B, 11.50%, 11/15/09	United Kingdom	4,900,000	EUR	492,149
senior note, B, 11.875%, 10/01/10	United Kingdom	485,000		46,075

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Bonds & Notes in Reorganization (cont.)
[b]NTL Inc.,
cvt., 5.75%, 12/15/09	United Kingdom	$2,794,000		$488,950
Series B, 11.50%, 2/01/06	United Kingdom	1,349,000		121,410
Series B, 9.50%, 4/01/08	United Kingdom	565,000	GBP	86,411
Series B, 10.75%, 4/01/08	United Kingdom	4,849,000	GBP	702,573
zero cpn. 4/01/08	United Kingdom	6,484,000		453,880
[b]Owens Corning, Revolver	United States	2,360,480		1,498,905
PG & E Corp.,
5.00%, 1/31/03	United States	32,205		32,205
7.375%, 11/01/05	United States	2,269,000		2,229,293
6.50%, 9/02/06	United States	410,000		414,100
Commercial Paper, 1/18/01	United States	92,000		87,860
Commercial Paper, 1/30/01	United States	45,000		43,200
Commercial Paper, 2/16/01	United States	136,000		129,880
FRN, 144A, 7.575%, 10/31/01	United States	610,000		579,500
MTN, 5.94, 10/07/03	United States	115,000		106,375
[b]PG & E National Energy Group Inc., 10.375%, 5/16/11	United States	8,700,000		3,349,500
[b]Piv Investment Finance (Cayman) Ltd, .000001, 2/20/49	Hong Kong	12,200,000		2,684,000
[b]Port Seattle Wash Ref-Beloit Proj., 6.00%, 12/01/17	United States	20,000		1,260
[b]Safety Kleen Corp.,
9.25%, 5/15/09	United States	63,000		2,678
Term Loan B	United States	407,988		159,115
Term Loan C	United States	407,988		159,115
Term Loan A	United States	440,050		171,620
Revolver	United States	530,484		241,370
Term Loan	United States	55,747	CAD	12,527
[b]Safety Kleen Services, 9.25%, 6/01/08	United States	5,000		200
[b]Spectrasite Holdings Inc.,
zero cpn., 7/15/08	United States	1,355,000		440,375
10.75%, 3/15/10	United States	1,285,000		481,875
12.50%, 11/15/10	United States	309,000		115,875
cvt., 6.75%, 11/15/10	United States	200,000		50,500
senior disc. note, zero cpn., 4/15/09	United States	625,000		190,625
senior disc. note, zero cpn., 3/15/10	United States	830,000		219,950
[b]Telewest Communications PLC,
11.00%, 10/01/07	United Kingdom	703,000		130,055
11.25%, 11/01/08	United Kingdom	230,000		42,550
senior disc. note, zero cpn., 4/15/09	United Kingdom	475,000		68,875
senior disc. note, zero cpn., 2/01/10	United Kingdom	485,000		63,050
zero cpn., 4/15/09	United Kingdom	1,291,000	GBP	197,445
[b]Telewest Finance Ltd., cvt., 6.00%, 7/07/05	United Kingdom	1,150,000		207,000
[b]WorldCom Inc.,
6.40%, 8/15/05	United States	810,000		194,400
8.25%, 5/15/10	United States	1,445,000		346,800
7.375%, 1/15/11	United States	2,897,000		695,280
7.50%, 5/15/11	United States	2,220,000		532,800
7.75%, 4/01/27	United States	340,000		81,600
8.25%, 5/15/31	United States	2,077,000		498,480
[b]WorldCom Inc. - MCI Group,
6.50%, 4/15/10	United States	190,000		97,850
7.125%, 6/15/27	United States	100,000		53,500

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[f]		VALUE

Bonds & Notes in Reorganization (cont.)
[b]WorldCom Inc. - WorldCom Group,
6.95%, 08/15/06	United States	$3,050,000		$1,570,750
7.75%, 03/23/25	United States	3,050,000		1,509,750
[b]XO Communications Inc.,
Revolver	United States	772,800		386,400
Term Loan A	United States	1,343,200		671,600
Term Loan B	United States	1,398,000		699,000

Total Bonds & Notes in Reorganization (Cost $53,696,014)				38,781,928

		SHARES/PRINCIPAL AMOUNT[f]
Companies in Liquidation .1%
[a]Brunos Inc., Liquidating Unit	United States	5,044		22,193
[a]Fine Host Corp	United States	139,062		1,094,418
Peregrine Investments Holdings Ltd, .000001, 2/20/49	Hong Kong	5,000,000	JPY	4,635
[a]United Companies Financial Corp., Revolver	United States	2,450,427		24,504

Total Companies in Liquidation (Cost $1,251,558)				1,145,750

Government Agencies 30.8%
Federal Home Loan Bank, 0.75% to 2.80%, with maturities to 9/06/05	United States	90,253,000		90,065,919
[e]Federal Home Loan Mortgage Corp., 1.242% to 2.455%, with maturities to 12/31/03	United States	88,070,000		87,508,289
[e]Federal National Mortgage Association, 1.264% to 2.457%, with maturities to 11/26/04	United States	93,216,000		92,913,312

Total Government Agencies (Cost $270,082,639)				270,487,520

Short Term Investments 2.1%
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	15,766,811		15,766,811
U.S. Treasury Bill, 1.243%, 6/12/03	United States	3,000,000		2,984,436

Total Short Term Investments (Cost $18,750,036)				18,751,247

Total Investments (Cost $893,222,500) 101.4%				891,018,400
Options Written				(25,225)
Securities Sold Short (1.9)%				(16,394,417)
Net Equity in Forward Exchange Contracts (.7)%				(6,007,154)
Other Assets, less Liabilities 1.2%				10,073,866

Net Assets 100.0%				$878,665,470

Options Written
ISSUER	COUNTRY	SHARES		VALUE

BP PLC, January/3.90 GBP/Puts	United Kingdom	33,500		$1,348
Groupe Danone, January/130 EUR/Puts	France	4,800		19,796
Peninsular & Oriental Steam Navigation Co., February/1.80 GBP/Puts	United Kingdom	13,000		4,081

Total Options Written (Premiums received $31,802)				$25,225

Securities Sold Short - Equity & Bond ISSUER	COUNTRY	SHARES/PRINCIPAL AMOUNT		VALUE

[e]Electronic Data Systems Corp., 7.125%, 10/15/09	United States	$410,000		$421,980
[e]General Motors Corp.	United States	23,400		862,524
[e]HSBC Holdings PLC, ADR	Hong Kong	8,600		472,828
[e]Kraft Foods Inc., A	United States	160,300		6,240,479

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

ISSUER	COUNTRY	SHARES/PRINCIPAL AMOUNT	VALUE

[e]Manulife Financial Corp.	Canada	2,300	$50,068
[e]Pfizer Inc.	United States	267,260	8,170,138
[a,e]Univision Communications Inc., A	United States	7,200	176,400

Total Securities Sold Short - (Proceeds $16,190,283)			$16,394,417

Currency Abbreviations:
CAD	- Canadian Dollar
EUR	- European Unit
GBP	- British Pound
JPY	- Japanese Yen

aNon-income producing

bSee Note 8 regarding defaulted securities.

cSee Note 9 regarding restricted securities.

dSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

eSee Note 1(e) regarding securities sold short.

fThe principal amount is stated in U.S. dollars unless otherwise indicated.

gSee Note 10 regarding other considerations.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2002

Assets:
Investments in securities:
Cost	$893,222,500

Value	891,018,400
Cash	192,378
Foreign currency, at value (cost $4,003,184)	4,213,296
Receivables:
Investment securities sold	5,173,621
Capital shares sold	1,006,066
Dividends and interest	1,552,562
Unrealized gain on forward exchange contracts (Note 7)	210,024
Deposit with broker for securities sold short	13,168,276

Total assets	916,534,623

Liabilities:
Payables:
Investment securities purchased	13,981,763
Capital shares redeemed	388,446
Affiliates	764,495
Professional fees	37,625
Options written, at value (premiums received $31,802)	25,225
Securities sold short, at value (proceeds $16,190,283)	16,394,417
Unrealized loss on forward exchange contracts (Note 7)	6,217,178
Other liabilities	60,004

Total liabilities	37,869,153

Net assets, at value	$878,665,470

Net assets consist of:
Undistributed net investment income	$10,495,227
Net unrealized depreciation	(8,255,269)
Accumulated net realized loss	(39,579,151)
Capital shares	916,004,663

Net assets, at value	$878,665,470

Class 1:
Net asset value per share ($288,927,889 / 23,899,317 shares outstanding)	$12.09

Class 2:
Net asset value and maximum offering price per share ($589,737,581 / 49,056,022 shares outstanding)	$12.02

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment Income:
(net of foreign taxes of $577,517)
Dividends	$10,366,184
Interest	7,938,528

Total investment income	18,304,712

Expenses:
Management fees (Note 3)	4,593,292
Administrative fees (Note 3)	1,065,153
Distribution fees - Class 2 (Note 3)	1,063,290
Custodian fees	58,200
Reports to shareholders	198,300
Professional fees	143,600
Trustees' fees and expenses	8,500
Dividends on securities sold short	70,410
Other	29,900

Total expenses	7,230,645

Net investment income	11,074,067

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(21,411,796)
Foreign currency transactions	(15,883,942)

Net realized loss	(37,295,738)

Net unrealized appreciation (depreciation) on:
Investments	(69,005,760)
Translation of assets and liabilities denominated in foreign currencies	(5,741,808)

Net unrealized depreciation	(74,747,568)

Net realized and unrealized loss	(112,043,306)

Net decrease in net assets resulting from operations	$(100,969,239)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$11,074,067	$7,154,316
Net realized gain (loss) from investments and foreign currency transactions	(37,295,738)	14,556,700
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(74,747,568)	11,361,345

Net increase (decrease) in net assets resulting from operations	(100,969,239)	33,072,361
Distributions to shareholders from:
Net investment income:
Class 1	(3,339,385)	(7,851,268)
Class 2	(3,698,558)	(1,837,489)
Net realized gains:
Class 1	(7,639,415)	(25,705,025)
Class 2	(9,170,486)	(6,177,652)

Total distributions to shareholders	(23,847,844)	(41,571,434)
Capital share transactions: (Note 2)
Class 1	(56,246,676)	(3,039,328)
Class 2	397,772,006	229,345,621

Total capital share transactions	341,525,330	226,306,293

Net increase in net assets	216,708,247	217,807,220
Net assets:
Beginning of year	661,957,223	444,150,003

End of year	$878,665,470	$661,957,223

Undistributed net investment income included in net assets:
End of year	$10,495,227	$6,140,179

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Mutual Shares Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is growth and income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon forward exchange rate at a future date. These contracts are valued daily and the Fund’s equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counter parties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price at any time until the contract stated expiration date. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When the exercise of an option results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include price movements in the underlying securities, the possibility there may be an illiquid options market, or the inability of the counterparties to fulfill their obligations under the contract.

e. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a security borrowed with the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replace the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

f. Securities Lending

The Fund may loan securities to certain brokers for which they receive collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities.

g. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Fund from securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,104,143	$15,457,891	3,012,112	$43,758,966
Shares issued on reinvestment of distributions	805,488	10,978,800	2,336,789	33,556,293
Shares redeemed	(6,372,892)	(82,683,367)	(5,577,485)	(80,354,587)

Net decrease	(4,463,261)	$(56,246,676)	(228,584)	$(3,039,328)

Class 2 Shares:
Shares sold	36,489,325	$472,129,169	17,449,242	$247,933,275
Shares issued on reinvestment of distributions	948,345	12,869,044	559,326	8,015,141
Shares redeemed	(7,102,935)	(87,226,207)	(1,896,089)	(26,602,795)

Net increase	30,334,735	$397,772,006	16,112,479	$229,345,621

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin Advisory Services LLC (Advisory Services)	Investment manager
Franklin Mutual Advisers LLC (Franklin Mutual)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (cont.)

The Fund pays administrative fees to FT Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $33,868,516 which may be carried over to offset future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of $8,980,840. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and passive foreign investment company shares.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, were as follows:

	2002	2001
Distributions paid from:
Ordinary income	$8,944,526	$26,160,340
Long-term capital gains	14,903,318	15,411,094

	$23,847,844	$41,571,434

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$896,360,217

Unrealized appreciation	66,729,995
Unrealized depreciation	(72,071,812)

Net unrealized depreciation	$(5,341,817)

Undistributed ordinary income	$11,864,093
Undistributed long-term capital gains	—

Distributable earnings	$11,864,093

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities [and securities sold short]) for the year ended December 31, 2002 aggregated $496,350,063 and $278,490,204, respectively.

Transactions in call options written during the year ended December 31, 2002 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2001	—	$—
Options written	88,441	206,557
Options expired	(33,528)	(91,281)
Options exercised	(3,538)	(35,654)
Options closed	(75)	(47,820)

Options outstanding at December 31, 2002	51,300	$31,802

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $243,755 of dividend income from investment in the Sweep Money Fund.

7. FORWARD CURRENCY CONTRACTS

At December 31, 2002, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund’s net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

Contracts to Buy:			In Exchange For	Settlement Date		Unrealized Gain/(Loss)

1,975,000	British Pounds	U.S.	$3,095,441	1/28/03	U.S.	$77,562
1,426,999	European Unit		1,435,347	3/10/03		57,892
1,500,000	Norwegian Krone		198,211	4/15/03		15,299

		U.S.	$4,728,999		U.S.	$150,753

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

7. FORWARD CURRENCY CONTRACTS (cont.)

Contracts to Sell:			In Exchange For	Settlement Date		Unrealized Gain/(Loss)

2,698,364	British Pounds	U.S.	$4,336,001	1/28/03	U.S.	$535
9,714,404	Canadian Dollars		6,195,343	2/21/03		58,736

		U.S.	$10,531,344			$59,271

Unrealized gain on forward exchange contracts					U.S.	$210,024

14,206,940	European Unit	U.S.	$13,802,373	1/08/03	U.S.	$(1,101,065)
16,401,440	Swiss Franc		11,348,319	1/13/03		(517,070)
31,120,686	British Pounds		48,771,056	1/28/03		(1,226,940)
5,062,556	European Unit		4,938,759	1/28/03		(367,313)
13,900,060	Canadian Dollars		8,751,652	2/21/03		(29,041)
4,820,440	European Unit		4,805,979	3/10/03		(238,222)
1,405,110,500	Japanese Yen		11,563,674	3/24/03		(313,910)
4,826,333	European Unit		4,732,107	4/15/03		(311,031)
33,881,079	Norwegian Krone		4,505,885	4/15/03		(316,787)
11,377,124	European Unit		10,986,661	4/22/03		(898,465)
225,000	European Unit		218,453	4/28/03		(16,542)
2,390,420	British Pounds		3,731,445	5/19/03		(79,862)
19,585,129	European Unit		19,663,469	5/21/03		(774,282)

		U.S.	$147,819,832			(6,190,530)

Net unrealized loss on offsetting forward exchange contracts						(26,648)

Unrealized loss on forward exchange contracts						(6,217,178)

Net unrealized loss on forward exchange contracts					U.S.	$(6,007,154)

8. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2002, the Fund held defaulted securities with values aggregating $35,159,515 representing 4.0% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

9. RESTRICTED SECURITIES

At December 31, 2002, investments in securities included issues that are restricted or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if it’s valuation has not changed for a certain period of time.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Notes to Financial Statements (continued)

9. RESTRICTED SECURITIES (cont.)

At December 31, 2002, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Trustees, as follows:

Principal Amount/Shares	Issuer	Acquisition Date	Cost	Value

161	International Steel Group	4/10/02	$2,008,750	$7,446,250
184,830	Leucadia National Corp.	12/20/02	6,515,258	6,206,406
48,840	Montpelier Re Holdings Ltd.	12/11/01	814,000	1,336,262
1,148,000	Nippon Investment, LLC	2/14/01	1,133,644	1,234,215
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	1,893,201
1,520	PG & E Corps., wts., 9/02/06	10/29/02	—	19,001
3,239	Rotech Medical Corp.	3/27/02	12,952	—
12,731	Security Capital European Realty	4/08/98	273,495	179,221
15,000	White Mountains Insurance Group Inc.	6/01/01	3,000,000	4,602,750
30,898	White Mountains Insurance Group Inc., cvt., pfd.	10/22/02	9,114,910	8,982,049

	Total Restricted Securities (3.63% of Net Assets)			$31,899,355

10. OTHER CONSIDERATIONS

A member of the Fund’s Portfolio Management team may serve as a member of the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, a member of the Portfolio Management team serves in one or more of these capacities for Kindred Healthcare. As a result of this involvement, the Portfolio Manager could receive certain material non-public information which, pursuant to the Fund’s policies, and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Independent Auditor’s Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Mutual Shares Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

MUTUAL SHARES SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 54.19% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Fund Goal and Primary Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund invests primarily in emerging market equity securities.

The 12 months ended December 31, 2002, brought challenges and some improvement for many emerging market economies and markets. The Latin American region began to recover from the aftermath of difficult political and economic events in Brazil and Argentina. Brazilian elections ended months of political uncertainty during which the country’s stock market and currency suffered. The country’s markets recovered as investor sentiment improved and Brazil’s currency strengthened. President-elect Luiz Inacio Lula da Silva stressed his commitment to accelerating Brazil’s economic recovery by combating inflation and controlling government spending. In Argentina, concerns focused on the country’s shattered financial system. The International Monetary Fund (IMF) granted Argentina a third payment delay for 2002, which allowed the country to avoid defaulting on its IMF debt. Because Argentina needs to obtain additional IMF support, we expect the country to work toward implementing key reforms and improving its fiscal position. Additionally, many analysts expect the central bank’s new president, Alfonso Prat Gay, to implement independent monetary policies, which we believe could improve the country’s financial situation. In Mexico, the economy benefited from prudent fiscal and monetary policies and improving confidence in the region.

In Asia, many markets attracted foreign investment as a result of their competitive edge and strengthening economies. Countries such as China and South Korea attracted outsourcing contracts largely due to their manufacturing expertise and low costs. Citing South Korea’s improving external payment situation, Moody’s, an independent rating agency, raised its outlook on the country’s sovereign credit ratings to positive from stable and maintained its long-term foreign currency rating of A3. In addition, strong gross domestic product growth in 2002’s second and third quarters, as well as other favorable macroeconomic indicators, helped attract investment to South Korea. In an attempt to encourage capital investment and maintain the country’s growth momentum, the government announced it would extend preferential tax rates to corporate capital investments until June 2003. Aimed at promoting bilateral trade between South Korea and Singapore, the two countries announced that negotiations for a free-trade agreement would soon begin, while South Korea and Chile agreed on a free-trade pact that would eliminate tariffs on major agricultural and industrial products. Chinese President Jiang Zemin, in addition to discussing future economic policy, emphasized the need for continued political reforms, government accountability, reform for state-owned enterprises and strategies for combating corruption.

In a landmark decision, the European Union (EU) formally agreed upon enlarging the bloc to include 10 additional states in May 2004. These included Cyprus, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Malta, Poland, Slovenia and Slovakia. In our opinion, these countries’ economies should benefit from convergence to EU standards. Many analysts expect companies exposed to the effort for EU convergence to undergo consolidation and merger and acquisition activity, which should, in our opinion, generate greater investor interest. Additionally, with the Justice and Development Party’s majority in the Turkish Assembly, that country’s political situation looks set to improve, and markets there posted gains near year-end.

During the 12-month reporting period, the Fund’s exposure to South Africa increased due to our Anglo American purchase and the rand’s recovery, which contributed to higher U.S. dollar returns in our holdings there. We purchased shares in Anglo American because of its dominant market position, strong cash flows and capable management team. We believe investors can also take comfort in the government’s sound fiscal management and an efficient central bank. Furthermore, we favor South African companies because we feel they are well managed and enjoy not only a favorable domestic market, but also expanding demand in Africa and other parts of the world.

In Asia, we increased our exposure to South Korea as we expect the country’s positive macroeconomic performance to allow companies to improve their profitability, thus leading to higher stock prices. On the other hand, we made selective sales in Taiwan as stocks reached our sell-price targets. Moreover, we reduced Fund exposure to Thailand’s banking sector because of a relatively high number of non-performing loans.

In Latin America, with the political environment in Brazil stabilizing, we expect equity markets to improve as investors reevaluate Brazilian assets. Therefore, we took the opportunity to increase our exposure to stocks we deemed to be attractively valued. In addition, we increased exposure to Chile during the reporting period as a result of our investment in COPEC, a holding company that operates Chile’s leading fuel distribution franchise.

Top 10 Countries

Templeton Developing Markets

 Securities Fund

12/31/02

% of Total Net Assets

South Korea	16.2%

South Africa	15.8%

Hong Kong	8.5%

Brazil	6.6%

Mexico	5.3%

Turkey	5.1%

Indonesia	4.3%

China	4.2%

Taiwan	4.0%

Singapore	3.7%

In Europe, we increased our Hungary exposure through purchases in MOL, the largest, fully integrated petroleum company in central Europe, and Gedeon Richter, Hungary’s largest pharmaceutical producer. We also purchased shares of Greece’s Coca-Cola SA, Coca-Cola’s second largest bottler in the world. In Russia, we increased our holdings in UES, the world’s largest utility holding company.

Within the top 10 holdings, South Africa’s Anglo American and Barloworld, South Korea’s Korea Electric Power, Russia’s Lukoil and Austria’s OMV replaced South Korea’s Samsung Electronics, Brazilian companies Banco Bradesco and Centrais Eletricas Brasileiras (Eletrobras), Turkey’s Tupras-Turkiye Petrol Rafineleri and Singapore’s Fraser & Neave.

At year-end we note that completed elections in Brazil and Turkey resulted in investors’ return from the sidelines, with stock markets embarking on an upward trend in the final quarter of 2002. We expect many emerging markets to continue experiencing positive macroeconomic trends, which should positively affect the stock markets. In addition, we believe progressive political changes that may lead to efficient and strong central governments could in turn attract foreign investment. Because a stable economic and political environment generally supports the investment climate, we believe improving economic conditions and corporate profitability should be reflected in increased stock prices over the long term. As a result, we will continue to focus on Templeton’s bottom-up, value approach in our search for bargain stocks, which we believe will allow the portfolio to benefit from future global economic recovery.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings

Templeton Developing Markets

Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Anglo American PLC Metals & Mining, South Africa	3.1%

SABMiller PLC Beverages, South Africa	3.0%

PT Telekomunikasi Indonesia TBK, B Diversified Telecommunication Services, Indonesia	2.3%

Akbank	2.2%
Banks, Turkey

Kimberly Clark de Mexico SA de CV, A Household Products, Mexico	2.1%

Lukoil Holdings, ADR Oil & Gas, Russia	1.9%

Korea Electric Power Corp. Electric Utilities, South Korea	1.9%

OMV AG Oil & Gas, Austria	1.8%

Barloworld Ltd. Industrial Conglomerates, South Africa	1.7%

Polski Koncern Naftowy Orlen SA Oil & Gas, Poland	1.6%

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Developing Markets Securities Fund – Class 1*

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (3/4/96)

Cumulative Total Return	+0.04%	-23.68%	-49.06%

Average Annual Total Return	+0.04%	-5.26%	-9.41%

Value of $10,000 Investment	$10,004	$7,632	$5,094

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Developing Markets Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (3/4/96–12/31/02)

The graph compares the performance of Templeton Developing Markets Securities Fund – Class 1,* the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index and the S&P/International Finance Corporation (IFC) Investable Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities  Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$4.78	$5.25	$7.77	$5.13	$6.63

Income from investment operations:
Net investment income[b]	.07	.08	.07	.05	.07
Net realized and unrealized gains (losses)	(.06)	(.50)	(2.52)	2.67	(1.42)

Total from investment operations	.01	(.42)	(2.45)	2.72	(1.35)

Less distributions from:
Net investment income	(.08)	(.05)	(.07)	(.08)	(.09)
Net realized gains	—	—	—	—	(.06)

Total distributions	(.08)	(.05)	(.07)	(.08)	(.15)

Net asset value, end of year	$4.71	$4.78	$5.25	$7.77	$5.13

Total return[c]	.04%	(8.08)%	(31.76)%	53.84%	(20.94)%

Ratios/supplemental data
Net assets, end of year (000’s)	$225,454	$240,289	$301,645	$297,605	$180,684
Ratios to average net assets:
Expenses	1.58%	1.57%	1.56%	1.50%	1.66%
Net investment income	1.45%	1.64%	1.13%	.82%	1.67%
Portfolio turnover rate	57.91%	78.29%	89.48%	60.27%	23.22%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$4.76	$5.22	$7.74	$5.12	$6.62

Income from investment operations:
Net investment income[b]	.06	.07	.06	.03	.07
Net realized and unrealized gains (losses)	(.06)	(.49)	(2.53)	2.66	(1.42)

Total from investment operations	—	(.42)	(2.47)	2.69	(1.35)

Less distributions from:
Net investment income	(.07)	(.04)	(.05)	(.07)	(.09)
Net realized gains	—	—	—	—	(.06)

Total distributions	(.07)	(.04)	(.05)	(.07)	(.15)

Net asset value, end of year	$4.69	$4.76	$5.22	$7.74	$5.12

Total return[c]	(.15)%	(8.08)%	(32.04)%	53.27%	(21.03)%

Ratios/supplemental data
Net assets, end of year (000’s)	$80,952	$64,081	$56,617	$49,654	$17,287
Ratios to average net assets:
Expenses	1.83%	1.82%	1.81%	1.75%	1.91%
Net investment income	1.20%	1.37%	.88%	.52%	1.44%
Portfolio turnover rate	57.91%	78.29%	89.48%	60.27%	23.22%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Developing Markets Fund as a result of a merger on May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002

	INDUSTRY	SHARES	VALUE

Long Term Investments 97.7%
Argentina 1.3%
[a]Molinos Rio de la Plata SA, B	Food Products	886,191	$1,261,472
[a]Quilmes Industrial SA, B, ADR	Beverages	159,795	995,523
[a]Tenaris SA	Energy Equipment & Services	16,463	32,290
[a]Tenaris SA, ADR	Energy Equipment & Services	93,059	1,788,594

			4,077,879

Austria 3.1%
BBAG Oesterreichische Brau-Beteiligungs AG	Beverages	9,480	661,560
Erste Bank der Oester Sparkassen AG	Banks	17,300	1,164,613
Mayr-Melnhof Karton AG	Containers & Packaging	12,774	945,051
OMV AG	Oil & Gas	56,595	5,557,764
Wienerberger AG	Building Products	66,142	1,176,484

			9,505,472

Brazil 6.6%
Banco Bradesco SA, ADR, pfd.	Banks	327,581	4,880,957
Centrais Eletricas Brasileiras SA (Eletrobras)	Electric Utilities	192,645,000	1,284,301
Cia de Bebidas das Americas (AMBEV)	Beverages	60,000	8,102
Cia de Bebidas das Americas (AMBEV), ADR, pfd.	Beverages	40,400	628,624
Cia Vale do Rio Doce, ADR	Metals & Mining	44,134	1,275,914
Cia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	36,910	1,015,025
Companhia Paranaense de Energia-Copel, ADR, pfd.	Electric Utilities	299,265	840,935
Duratex SA, pfd.	Building Products	42,947,583	630,869
Embraer-Empresa Brasileira de Aeronautica SA	Aerospace & Defense	52,000	188,022
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Aerospace & Defense	112,982	1,796,414
Petroleo Brasileiro SA, ADR, pfd.	Oil & Gas	354,311	4,747,767
Souza Cruz SA	Tobacco	297,200	1,496,074
Unibanco Uniao de Bancos Brasileiros SA, GDR	Banks	136,995	1,500,095

			20,293,099

Chile .3%
Cia de Petroleos de Chile SA (COPEC)	Industrial Conglomerates	216,762	770,472

China 4.2%
Beijing Datang Power Generation Co. Ltd., H	Electric Utilities	432,000	139,876
[a]China Mobile (Hong Kong) Ltd.	Wireless Telecommunication Services	996,000	2,369,193
China Petroleum & Chemical Corp., H	Oil & Gas	23,828,000	4,002,729
China Resources Enterprise Ltd.	Distributors	2,824,000	2,498,682
China Shipping Development Co. Ltd., H	Marine	1,728,000	361,184
People’s Food Holdings Ltd.	Food & Drug Retailing	1,772,000	755,999
PetroChina Co. Ltd., H	Oil & Gas	9,704,000	1,928,767
Qingling Motors Co. Ltd., H	Automobiles	2,674,000	312,033
Travelsky Technology Ltd., H	Commercial Services & Supplies	873,000	604,512

			12,972,975

Croatia .9%
Pliva D D, GDR, Reg S	Pharmaceuticals	190,000	2,726,500

Czech Republic .2%
Philip Morris CR AS	Tobacco	1,170	433,590
[a]Unipetrol	Chemicals	81,500	91,988

			525,578

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
Egypt .3%
Commercial International Bank Ltd.	Banks	155,690	$908,248

Greece .8%
Coca-Cola Hellenic Bottling Company SA	Beverages	117,700	1,635,323
Hellenic Telecommunications Organization SA (OTE)	Diversified Telecommunication Services	82,110	904,741

			2,540,064

Hong Kong 8.5%
Beijing Enterprises Holdings Ltd.	Industrial Conglomerates	1,346,000	1,225,464
Cheung Kong Holdings Ltd.	Real Estate	382,000	2,485,975
Cheung Kong Infrastructure Holdings Ltd.	Construction Materials	416,000	712,151
China Merchants Holdings International Co. Ltd.	Industrial Conglomerates	3,882,000	2,712,997
China Travel International Investment Hong Kong Ltd.	Hotels Restaurants & Leisure	4,118,000	649,514
Citic Pacific Ltd.	Industrial Conglomerates	2,219,000	4,097,482
Cosco Pacific Ltd.	Transportation Infrastructure	5,066,000	4,157,598
Dairy Farm International Holdings Ltd.	Food & Drug Retailing	1,511,833	1,436,241
Giordano International Ltd.	Specialty Retail	1,748,000	683,658
Hang Lung Group Ltd.	Real Estate	1,457,000	1,195,740
Henderson Investment Ltd.	Real Estate	1,963,000	1,812,383
Henderson Land Development Company Limited	Real Estate	206,000	618,131
Hutchison Whampoa Ltd.	Industrial Conglomerates	81,000	506,876
MTR Corp. Ltd.	Road & Rail	1,378,028	1,457,838
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	1,590,000	2,191,810

			25,943,858

Hungary 3.0%
Egis Rt.	Pharmaceuticals	11,638	719,578
Gedeon Richter Ltd.	Pharmaceuticals	50,992	3,368,316
Matav RT	Diversified Telecommunication Services	145,800	528,566
MOL Magyar Olaj-Es Gazipari RT	Oil & Gas	197,590	4,609,935

			9,226,395

India 3.1%
Bharat Heavy Electricals Ltd.	Electrical Equipment	505,200	1,818,509
Bharat Petroleum Corp. Ltd.	Oil & Gas	179,600	811,852
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	36,260	679,185
Grasim Industries Ltd.	Industrial Conglomerates	357,627	2,351,239
Hindalco Industries Inc.	Metals & Mining	30,072	367,731
Hindustan Petroleum Corporation Ltd.	Oil & Gas	32,000	192,167
ITC Ltd.	Tobacco	179,100	2,466,687
Mahanagar Telephone Nigam Ltd.	Diversified Telecommunication Services	461,285	912,469

			9,599,839

Indonesia 4.3%
PT Gudang Garam TBK	Tobacco	1,830,000	1,697,095
PT Indofoods Sukses Makmur TBK	Food Products	11,633,525	779,901
PT Indosat (Persero) TBK	Diversified Telecommunication Services	3,410,500	3,524,819
PT Telekomunikasi Indonesia TBK, B	Diversified Telecommunication Services	16,634,900	7,155,795

			13,157,610

Israel .3%
[a]Check Point Software Technologies Ltd.	Software	34,400	446,168
Elbit Systems Ltd.	Aerospace & Defense	35,675	569,298

			1,015,466

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
Malaysia .7%
Genting Bhd.	Hotels Restaurants & Leisure	280,600	$989,484
Petronas Dagangan Bhd.	Oil & Gas	198,000	270,948
SIME Darby Bhd.	Industrial Conglomerates	772,000	1,007,663

			2,268,095

Mexico 5.3%
Cemex SA	Construction Materials	591,720	2,540,709
Fomento Economico Mexicano SA De CV Femsa	Beverages	59,250	2,157,885
[a]Grupo Carso SA de CV	Industrial Conglomerates	703,500	1,721,101
Kimberly Clark de Mexico SA de CV, A	Household Products	2,789,400	6,397,706
Telefonos de Mexico SA de CV (Telmex), L, ADR	Diversified Telecommunication Services	102,252	3,270,019

			16,087,420

Peru .1%
Credicorp Ltd.	Banks	45,200	424,880

Philippines 1.6%
San Miguel Corp., B	Beverages	3,892,630	4,812,467

Poland 1.6%
Polski Koncern Naftowy Orlen SA	Oil & Gas	1,068,116	4,930,345

Portugal .1%
BPI Socieda de Gestora de Participacoes Socias SA	Diversified Financials	72,000	164,713

Russia 3.5%
[b]Lukoil Holdings, ADR	Oil & Gas	95,307	5,878,536
Mosenergo, ADR	Electric Utilities	184,480	562,664
Sberbank RF	Banks	2,550	490,875
Unified Energy Systems	Electric Utilities	30,404,900	3,916,151

			10,848,226

Singapore 3.7%
Cycle & Carriage Ltd.	Distributors	193,268	378,848
DBS Group Holdings Ltd.	Banks	23,000	145,863
Fraser & Neave Ltd.	Beverages	1,014,090	4,560,336
Keppel Corp., Ltd.	Diversified Financials	1,614,600	3,444,232
Singapore Airlines Ltd.	Airlines	384,000	2,258,172
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	803,000	574,067

			11,361,518

South Africa 15.8%
Alexander Forbes Ltd.	Diversified Financials	86,116	140,006
Anglo American PLC	Metals & Mining	636,470	9,383,306
Barloworld Ltd.	Industrial Conglomerates	726,900	5,150,693
Bidvest Group Ltd.	Industrial Conglomerates	2,500	13,111
[a]Datatec Ltd.	IT Consulting & Services	16,438	12,931
Firstrand Ltd.	Banks	478,500	410,438
[a]Imperial Holdings Ltd.	Air Freight & Couriers	286,177	1,834,361
Investec Ltd.	Diversified Financials	19,070	251,140
Investec PLC	Diversified Financials	24,430	321,785
[a]Johnnic Holdings Ltd.	Wireless Telecommunication Services	48,123	255,239
Nampak Ltd.	Containers & Packaging	410,000	676,126
Old Mutual PLC	Insurance	2,765,960	3,918,547
Remgro Ltd.	Industrial Conglomerates	677,070	4,884,405
Reunert Ltd.	Electronic Equipment & Instruments	320,500	737,705

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
South Africa (cont.)
SABMiller PLC	Beverages	1,304,424	$9,242,931
Sanlam Ltd.	Insurance	3,621,000	3,207,226
Sasol Ltd.	Chemicals	353,300	4,323,349
Shoprite Holdings Ltd.	Food & Drug Retailing	178,300	147,536
Standard Bank Group Ltd.	Banks	221,606	778,675
Tiger Brands Ltd.	Food Products	228,442	1,900,910
Tongaat-Hulett Group Ltd.	Food Products	131,595	720,816

			48,311,236

South Korea 16.2%
[a]Chohung Bank Co. Ltd.	Banks	353,770	1,222,931
CJ Corp.	Food Products	55,900	2,158,610
Daelim Industrial Co.	Construction & Engineering	140,180	1,684,216
Dongkuk Steel Mill Co. Ltd.	Metals & Mining	214,670	806,336
Hanjin Heavy Industries Co. Ltd.	Machinery	130,740	308,648
Hankook Tire Co. Ltd.	Auto Components	469,880	873,560
Hankuk Electric Glass Co. Ltd.	Electronic Equipment & Instruments	11,370	555,055
[a]Hyundai Development Co.	Construction & Engineering	302,020	1,782,505
Hyundai Motor Co. Ltd.	Automobiles	188,510	4,410,567
Kangwon Land Inc.	Hotels Restaurants & Leisure	34,253	3,234,548
Kookmin Bank	Banks	50,360	1,783,331
Kookmin Credit Card Co. Ltd.	Diversified Financials	52,315	1,274,738
Korea Electric Power Corp.	Electric Utilities	371,049	5,709,409
Korea Gas Corp.	Gas Utilities	98,240	1,834,675
KT Corp.	Diversified Telecommunication Services	64,450	2,755,040
[a]LG Card Co. Ltd.	Diversified Financials	16,890	484,179
LG Chem Investment Ltd.	Industrial Conglomerates	248,643	1,547,140
LG Chem Ltd.	Chemicals	4,030	137,952
LG Household & Health Care Ltd.	Household Products	60,500	1,917,963
LG Petrochemical Co. Ltd.	Chemicals	121,060	1,388,151
POSCO	Metals & Mining	15,200	1,512,246
Samsung Electronics Co. Ltd.	Semiconductor Equipment & Products	3,118	825,473
[a]Samsung Fine Chemicals	Chemicals	168,350	2,086,543
[a]Samsung Heavy Industries Co. Ltd.	Machinery	731,430	2,497,611
Samsung Securities Co. Ltd.	Diversified Financials	30,320	732,404
[a]SK Corp.	Oil & Gas	300,980	3,324,344
[a]SK Telecom Co. Ltd.	Wireless Telecommunication Services	14,600	2,818,937

			49,667,112

Taiwan 4.0%
Advantech Co. Ltd.	Computers & Peripherals	316,000	568,018
Asustek Computer Inc.	Computers & Peripherals	1,534,000	2,691,228
Avision Inc.	Computers & Peripherals	657,000	377,912
Chinatrust Financial Holding Co.	Banks	826,000	672,298
Chunghwa Telcom Co. Ltd.	Diversified Telecommunication Services	241,000	356,960
Delta Electronics Inc.	Electronic Equipment & Instruments	683,100	797,638
Guangshen Railway Co. Ltd., H	Road & Rail	3,366,000	569,751
International Bank of Taipei	Banks	21,000	10,267
Kinpo Electronics, Inc.	Office Electronics	199,000	102,448
[a]Mega Financial Holdings Co. Ltd.	Banks	841,484	406,584
Phoenixtec Power Co. Ltd.	Electrical Equipment	1,254,000	948,525
Sinopac Holdings Co.	Banks	4,522,708	1,892,591

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	INDUSTRY	SHARES	VALUE

Long Term Investments (cont.)
Taiwan (cont.)
Sunplus Technology Co. Ltd.	Semiconductor Equipment & Products	516,000	$964,625
Taiwan Cellular Corp.	Wireless Telecommunication Services	802,060	668,960
UNI-President Enterprises Corp.	Food Products	2,617,600	813,060
Yuanta Core Pacific Securities Co.	Diversified Financials	659,000	316,517

			12,157,382

Thailand 3.1%
Advanced Info Service Public Co. Ltd., fgn.	Wireless Telecommunication Services	364,600	302,423
Electricity Generating Public Co. Ltd., fgn.	Electric Utilities	261,500	227,523
Hana Microelectronics Co. Ltd., fgn.	Electronic Equipment & Instruments	168,000	257,262
PTT Exploration & Production Public Co. Ltd., fgn.	Oil & Gas	1,125,900	3,709,462
Shin Corporation Public Co. Ltd., fgn.	Wireless Telecommunication Services	6,707,000	1,587,272
Siam Cement Public Co. Ltd., fgn.	Construction Materials	110,810	3,213,747
[a]Telecomasia Corp. Public Co. Ltd., purch. rts.	Diversified Telecommunication Services	344,616	—
[a]Total Access Communication Public Co. Ltd.	Diversified Telecommunication Services	518,000	287,490

			9,585,179

Turkey 5.1%
[a]Akbank	Banks	2,066,863,255	6,848,035
[a]Arcelik AS, Br.	Household Durables	362,089,600	2,835,643
[a]KOC Holding AS	Diversified Financials	240,283,328	2,496,921
Migros Turk T.A.S.	Food & Drug Retailing	35,883,000	313,436
Tupras-Turkiye Petrol Rafineleri AS	Oil & Gas	665,183,000	3,125,563

			15,619,598

Total Long Term Investments (Cost $318,062,041)			299,501,626

		PRINCIPAL AMOUNT
Short Term Investments (Cost $3,013,220) 1.0%
U.S. Treasury Bills, 1.175% - 1.63%, 1/9/03 - 3/20/03		$3,018,000	3,013,767

Total Investments (Cost $321,075,261) 98.7%			302,515,393
Other Assets, less Liabilities 1.3%			3,889,957

Net Assets 100.0%			$306,405,350

[a]	Non-income producing
[b]	See Note 6 regarding other considerations.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$321,075,261

Value	302,515,393
Receivables:
Investment securities sold	1,658,227
Capital shares sold	3,051,041
Dividends	702,585

Total assets	307,927,246

Liabilities:
Payables:
Investment securities purchased	620,278
Capital shares redeemed	342,900
Affiliates	408,216
Funds advanced by custodian	33,237
Other liabilities	117,265

Total liabilities	1,521,896

Net assets, at value	$306,405,350

Net assets consist of:
Undistributed net investment income	$3,131,753
Net unrealized depreciation	(18,565,087)
Accumulated net realized loss	(219,386,956)
Capital shares	541,225,640

Net assets, at value	$306,405,350

Class 1:
Net assets, at value	$225,453,793

Shares outstanding	47,832,788

Net asset value and offering price per share	$4.71

Class 2:
Net assets, at value	$80,951,557

Shares outstanding	17,262,440

Net asset value and offering price per share	$4.69

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
(net of foreign taxes and fees of $1,028,373)
Dividends	$9,571,250
Interest	151,792

Total investment income	9,723,042

Expenses:
Management fees (Note 3)	3,999,544
Administrative fees (Note 3)	461,956
Distribution fees - Class 2 (Note 3)	198,373
Transfer agent fees	4,764
Custodian fees	359,778
Reports to shareholders	182,862
Professional fees	30,483
Trustees’ fees and expenses	4,010
Other	25,344

Total expenses	5,267,114

Net investment income	4,455,928

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(8,659,032)
Foreign currency transactions	(609,706)

Net realized loss	(9,268,738)
Net unrealized appreciation on:
Investments	6,863,521
Translation of assets and liabilities denominated in foreign currencies	13,788

Net unrealized appreciation	6,877,309

Net realized and unrealized loss	(2,391,429)

Net increase in net assets resulting from operations	$2,064,499

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$4,455,928	$5,298,349
Net realized loss from investments and foreign currency transactions	(9,268,738)	(64,139,840)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,877,309	34,395,953

Net increase (decrease) in net assets resulting from operations	2,064,499	(24,445,538)
Distributions to shareholders from:
Net investment income:
Class 1	(3,878,945)	(2,724,470)
Class 2	(1,149,535)	(485,657)

Total distributions to shareholders	(5,028,480)	(3,210,127)
Capital share transactions: (Note 2)
Class 1	(12,115,583)	(34,976,459)
Class 2	17,115,195	8,739,887

Total capital share transactions	4,999,612	(26,236,572)
Net increase (decrease) in net assets	2,035,631	(53,892,237)
Net assets:
Beginning of year	304,369,719	358,261,956

End of year	$306,405,350	$304,369,719

Undistributed net investment income included in net assets:
End of year	$3,131,753	$4,501,180

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Templeton Developing Markets Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	20,100,040	$96,134,388	23,829,962	$119,530,717
Shares issued in reinvestment of distributions	751,734	3,878,945	523,937	2,724,470
Shares redeemed	(23,322,593)	(112,128,916)	(31,504,501)	(157,231,646)

Net decrease	(2,470,819)	$(12,115,583)	(7,150,602)	$(34,976,459)

Class 2 Shares:
Shares sold	65,809,894	$323,925,644	167,290,965	$796,982,738
Shares issued in reinvestment of distributions	223,645	1,149,535	93,937	485,657
Shares redeemed	(62,244,002)	(307,959,984)	(164,748,164)	(788,728,508)

Net increase	3,789,537	$17,115,195	2,636,738	$8,739,887

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2006	$37,259,962
2007	91,657,992
2009	62,323,035
2010	24,165,498

$215,406,487

At December 31, 2002, the Fund had deferred capital losses and deferred currency losses occurring subsequent to October 31, 2002 of $1,289,566 and $121,846, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001

Distributions paid from:
Ordinary income	$5,028,480	$3,210,127
Long-term capital gains	—	—

	$5,028,480	$3,210,127

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$325,124,249

Unrealized appreciation	25,545,773
Unrealized depreciation	(48,154,629)

Net unrealized depreciation	$(22,608,856)

Undistributed ordinary income	$4,611,683
Undistributed long term capital gains	—

Distributable earnings	$4,611,683

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $179,676,065 and $178,301,597, respectively.

6. OTHER CONSIDERATIONS

Members of the Fund Portfolio Management team serve as members on the board of directors of certain companies in which the Fund invests and may represent the Fund in certain corporate negotiations. Currently, members of the Portfolio Management team serve in this capacity for Lukoil Holdings. As a result of this involvement, the Portfolio Managers could receive certain material non-public information which, pursuant to the Fund’s policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of this company for limited or extended periods of time.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Developing Markets Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented subsequent to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2002, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

TEMPLETON FOREIGN SECURITIES FUND

Fund Goal and Primary Investments: Templeton Foreign Securities Fund (formerly Templeton International Securities Fund) seeks long-term capital growth. The Fund invests primarily in equity securities of companies located outside the U.S., including those in emerging markets.

The year 2002 was marked by mounting investor uncertainty on several levels, especially regarding the direction of global economies, currencies and interest rates, the potential for war, questions about accounting practices and continued worries over the ailing technology, media and telecommunications (TMT) sectors. This scenario fostered significant equity market volatility that could be with us for the foreseeable future. We believe some investors lost sight of individual companies’ future prospects, and sold their holdings in companies of excellent fundamental quality, producing opportunities for savvy long-term stock pickers and highlighting the benefits of a well-diversified portfolio. In other words, we saw a significant shift away from the common investment practices of the late 1990s’ “bubble” economy throughout the year under review.

Templeton Foreign Securities Fund underperformed its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index, which returned -15.66% during the year ended December 31, 2002.1 We attribute much of the Fund’s disappointing results to our large weightings in the industrial and materials sectors, both of which generally delivered poor returns. At period-end, however, our bottom-up, fundamental analysis indicated our investments in these sectors still offered significant value and strong long-term potential, although the short-term picture remained clouded by worries over the direction of global economies.

Overall we were net sellers of European securities over 2002, and the Fund’s weighting declined accordingly, from 61.9% on December 31, 2001, to 53.4% of total net assets by December 31, 2002. European markets performed poorly, dragged down by declines in diversified financials, commodity and TMT stocks, although partially offset by a rebound in the euro. We have believed for some time that the euro was undervalued, and in light of worries over the U.S. market, capital flows began to shift into Europe and Japan, benefiting unhedged asset holders in those regions.

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

The Fund was aided by strong performance from an eclectic mix of stocks, including Italian oil company Eni, U.K. consumer company Unilever, U.K. engineer Smiths Group, and U.K. leisure company

P&O Princess Cruises. Detractors from performance included telecommunications companies such as Cable & Wireless and Telefonica, insurers AXA and Swiss Reinsurance, ING Groep in financial services, and chemical producers such as Akzo Nobel, Clariant and Bayer. Our industry analysis showed that European equity valuations were inexpensive relative to the U.S. at period-end, and that many of the region’s companies were slowly restructuring operations and improving their competitive positions. During the year, we identified a handful of opportunities we saw as attractive across diverse industries. New purchases included food manufacturer Nestle, Finnish insurer Sampo, Italian bank San Paolo-IMI, German software provider SAP and real estate operator Rodamco Europe. We funded these purchases largely by selling holdings in companies we regarded as more poorly positioned in similar industries, including Zurich Financial Services and Banca Nazionale del Lavoro.

Japan and the rest of the Asia/Pacific Rim region turned in relatively strong performance, aided by currency appreciation, positive earnings trends and low valuations relative to other global markets. Australia and South Korea were two of the region’s better performing markets, led by stocks pertaining to financial, utility, base metal and select technology companies. Top performers Samsung Electronics, Nippon Telegraph & Telephone, BHP Billiton, CLP Holdings, KT Corporation and Australia and New Zealand Banking Group aided Fund performance. While we identified some value in Japan, notably insurer Sompo Japan Insurance, we remained cautious due to the shaky Japanese economy and stock market. We believe there are significant, entrenched barriers to real reform in Japan at the political and corporate levels. We are skeptical that Japanese corporations will take the painful path of restructuring, and thus chose to underweight the portfolio’s Japanese equities as our analysts consistently identified values we saw as better in other regions of the world. We are far more optimistic about the rest of Asia, home to low-cost manufacturing, rising levels of intellectual property and an emerging middle class. We regard key Fund holding Samsung Electronics as an excellent example of an Asian company focused on improving returns, cash flow and its long-term market position in semiconductors, handsets and flat panel displays. Ironically, our most significant Asian purchases during the period were in Japan: the

Top 10 Holdings

Templeton Foreign

Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Eni SpA	2.2%
Oil & Gas, Italy

Samsung Electronics Co. Ltd.	2.1%
Semiconductor Equipment & Products, South Korea

Shell Transport & Trading Co. PLC	1.6%
Oil & Gas, U.K.

Cheung Kong Holdings Ltd.	1.6%
Real Estate, Hong Kong

Swiss Reinsurance Co.	1.5%
Insurance, Switzerland

Volkswagen AG, pfd.	1.5%
Automobiles, Germany

Telefonos de Mexico SA de CV (Telmex), L, ADR	1.5%
Diversified Telecommunications Services, Mexico

Ono Pharmaceutical Co. Ltd.	1.5%
Pharmaceuticals, Japan

Akzo Nobel NV	1.5%
Chemicals, Netherlands

BCE Inc.	1.5%
Diversified Telecommunication Services, Canada

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

aforementioned Sompo Japan Insurance, a health insurer trading at attractive valuations; Denso Corporation, a major supplier to Toyota; and transportation provider East Japan Railway. Our sales during the period were also concentrated in Japan, as we took advantage of the market’s strength to reduce holdings in Sony and Nomura Holdings, while eliminating holdings in Fujitsu and Nippon Express. We also sold our holding in Australia and New Zealand Banking Group due to its strong price appreciation and high valuation. During the period we were net buyers of Asian securities, which combined with relative outperformance, raised the Fund’s regional weighting from 20.1% of total net assets on December 31, 2001, to 22.3% at period-end.

Our Latin American securities performed poorly and were negatively impacted by political and economic turmoil in Brazil and Argentina. Mexico remained relatively healthy, sheltered by its ties to the U.S., but declined modestly during the period as investors worried that a sluggish U.S. economy would slow Mexico’s growth. Brazilian mining company Cia Vale do Rio Doce, one of the world’s lowest-cost resource companies, was one of the Fund’s strongest Latin American stocks during the year under review. Our weighting in Latin America continued to shrink as we were unable to identify new values and elimintated holdings in Unibanco and Telebras due to what we considered deteriorating fundamentals. During the year under review, Latin American holdings as a percentage of total net assets declined from 7.3% on December 31, 2001, to 5.3% by period-end.

Looking forward, we do not foresee the current economic slowdown becoming a synchronized global recession. We acknowledge that the near-term environment is uncertain and potentially unpleasant but remain focused on the long-term potential of the companies we own. In spite of the rampant short-term pessimism, there are signs of economic improvement in Europe and Asia, and we identified several companies that are reducing cost structures and positioning themselves to survive the current environment and prosper in the next upturn. As mentioned earlier, the Fund underperformed the MSCI EAFE Index during the year, dragged down by its higher-than-index weightings in materials and industrial stocks. Despite low valuations, we believe these sectors underperformed due to uncertain global economic conditions, weak commodity prices and worries that the current economic downturn  will be prolonged. We are not pleased with recent Fund performance but remain confident that the cyclical stocks we own are from well-managed companies with strong earnings prospects, solid balance sheets and very attractive valuations.

Overall, we believe that recent monetary stimulus could create a framework for global economic and equity price recovery. We are optimistic because we believe the Fund holds a number of the world’s best-managed companies and is well positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow the time-tested analytical process that we believe will allow our organization to produce superior performance.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Foreign Securities Fund – Class 1*

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (5/1/92)

Cumulative Total Return	-18.40%	-9.13%	+114.18%	+101.11%

Average Annual Total Return	-18.40%	-1.90%	+7.91%	+6.77%

Value of $10,000 Investment	$8,160	$9,087	$21,418	$20,111

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton International Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Templeton Foreign Securities Fund – Class 1* and the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities  Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.85	$18.78	$22.25	$20.69	$20.18

Income from investment operations:
Net investment income[b]	.22	.23	.40	.33	.60
Net realized and unrealized gains (losses)	(2.37)	(5.23)	(.95)	3.78	1.29

Total from investment operations	(2.15)	(5.00)	(.55)	4.11	1.89

Less distributions from:
Net investment income	(.19)	(.26)	(.43)	(.57)	(.49)
Net realized gains	—	(1.67)	(2.49)	(1.98)	(.89)

Total distributions	(.19)	(1.93)	(2.92)	(2.55)	(1.38)

Net asset value, end of year	$9.51	$11.85	$18.78	$22.25	$20.69

Total return[c]	(18.40)%	(15.75)%	(2.19)%	23.61%	9.33%
Ratios/supplemental data
Net assets, end of year (000's)	$397,420	$565,220	$776,495	$1,056,798	$980,470
Ratios to average net assets:
Expenses	.88%	.90%	.87%	.85%	.86%
Net investment income	1.97%	1.59%	2.08%	1.69%	2.81%
Portfolio turnover rate	28.12%	20.00%	32.81%	30.04%	29.56%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.74	$18.67	$22.13	$20.61	$20.14

Income from investment operations:
Net investment income[b]	.17	.18	.31	.25	.59
Net realized and unrealized gains (losses)	(2.32)	(5.21)	(.90)	3.78	1.25

Total from investment operations	(2.15)	(5.03)	(.59)	4.03	1.84

Less distributions from:
Net investment income	(.17)	(.23)	(.38)	(.53)	(.48)
Net realized gains	—	(1.67)	(2.49)	(1.98)	(.89)

Total distributions	(.17)	(1.90)	(2.87)	(2.51)	(1.37)

Net asset value, end of year	$9.42	$11.74	$18.67	$22.13	$20.61

Total return[c]	(18.56)%	(15.99)%	(2.38)%	23.23%	9.08%
Ratios/supplemental data
Net assets, end of year (000's)	$299,760	$225,505	$187,115	$101,365	$39,886
Ratios to average net assets:
Expenses	1.13%	1.15%	1.12%	1.10%	1.11%
Net investment income	1.72%	1.32%	1.66%	1.26%	2.69%
Portfolio turnover rate	28.12%	20.00%	32.81%	30.04%	29.56%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton International Securities Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002

	COUNTRY	SHARES	VALUE

Common Stocks 85.3%
Aerospace & Defense .8%
BAE Systems PLC	United Kingdom	2,624,811	$5,239,819

Air Freight & Couriers 1.0%
Deutsche Post AG	Germany	677,613	7,117,948

Auto Components 3.2%
Autoliv Inc., SDR	Sweden	393,611	8,063,485
Denso Corp.	Japan	323,000	5,299,410
Michelin SA, B	France	266,820	9,200,786

			22,563,681

Automobiles .9%
Volkswagen AG	Germany	181,815	6,582,454

Banks 5.8%
DBS Group Holdings Ltd.	Singapore	662,000	4,198,328
DBS Group Holdings Ltd., 144A	Singapore	650,000	4,122,226
HSBC Holdings PLC	Hong Kong	147,855	1,616,321
HSBC Holdings PLC, ADR	Hong Kong	105,243	5,786,260
Lloyds TSB Group PLC	United Kingdom	1,387,500	9,962,409
Nordea AB, FDR	Sweden	2,135,083	9,567,129
San Paolo-IMI SpA	Italy	804,000	5,231,024

			40,483,697

Biotechnology
[a]CK Life Sciences International (Holdings) Inc.	Hong Kong	67,245	12,072

Chemicals 3.2%
Akzo Nobel NV	Netherlands	329,003	10,437,032
BASF AG	Germany	132,069	4,975,472
Bayer AG, Br.	Germany	333,400	6,997,366

			22,409,870

Commercial Services & Supplies .7%
Chubb PLC	United Kingdom	2,724,071	3,848,239
Societe BIC SA	France	23,250	801,489

			4,649,728

Computers & Peripherals .6%
NEC Corp.	Japan	1,058,000	3,958,473

Construction Materials .4%
Cemex SA, ADR	Mexico	143,200	3,080,232

Diversified Financials 4.1%
Housing Development Finance Corp. Ltd.	India	41,040	306,837
ING Groep NV	Netherlands	450,610	7,632,088
Nomura Holdings Inc.	Japan	525,730	5,909,866
Rodamco Europe NV	Netherlands	164,000	6,927,056
Swire Pacific Ltd., B	Hong Kong	12,648,627	8,069,261

			28,845,108

Diversified Telecommunication Services 7.9%
BCE Inc.	Canada	572,460	10,327,326
Cable & Wireless PLC	United Kingdom	2,145,348	1,545,565
KT Corp., ADR	South Korea	420,880	9,069,964

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Telecommunication Services (cont.)
Nippon Telegraph & Telephone Corp.	Japan	2,248	$8,164,557
Telecom Corp. of New Zealand Ltd.	New Zealand	2,964,626	7,024,445
Telefonica SA, ADR	Spain	320,467	8,514,808
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	333,129	10,653,466

			55,300,131

Electric Utilities 5.4%
CLP Holdings Ltd.	Hong Kong	1,848,189	7,441,720
E.On AG	Germany	142,653	5,748,455
Endesa SA	Spain	547,398	6,404,969
Hong Kong Electric Holdings Ltd.	Hong Kong	1,800,000	6,809,133
Iberdrola SA, Br.	Spain	528,222	7,400,086
Korea Electric Power Corp.	South Korea	250,000	3,846,802

			37,651,165

Electrical Equipment .4%
Kidde PLC	United Kingdom	2,724,071	3,102,711

Electronic Equipment & Instruments .8%
Hitachi Ltd.	Japan	1,494,867	5,731,562

Energy Equipment & Services .9%
IHC Caland NV	Netherlands	115,874	6,116,359

Food & Drug Retailing 1.5%
J.Sainsbury PLC	United Kingdom	2,300,000	10,321,415

Food Products 2.6%
Nestle SA	Switzerland	39,390	8,346,908
Unilever PLC	United Kingdom	1,056,934	10,056,153

			18,403,061

Health Care Equipment & Supplies 1.2%
Amersham PLC	United Kingdom	918,222	8,151,370

Health Care Providers & Services .9%
Mayne Group Ltd.	Australia	3,390,208	6,223,438

Hotels Restaurants & Leisure .8%
P & O Princess Cruises PLC	United Kingdom	789,853	5,480,499

Household Durables 1.9%
Koninklijke Philips Electronics NV	Netherlands	576,739	10,107,292
Sony Corp.	Japan	75,634	3,161,242

			13,268,534

Industrial Conglomerates 2.6%
Hutchison Whampoa Ltd.	Hong Kong	1,369,000	8,566,838
Smiths Group PLC	United Kingdom	837,500	9,377,314

			17,944,152

Insurance 7.6%
Ace Ltd.	Bermuda	269,803	7,916,020
AXA SA	France	479,792	6,439,654
AXA SA, 144A	France	40,480	543,313
Sampo OYJ, A	Finland	1,292,550	9,833,868

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Insurance (cont.)
Sompo Japan Insurance Inc.	Japan	1,700,000	$9,927,530
Swiss Reinsurance Co.	Switzerland	164,318	10,778,652
XL Capital Ltd., A	Bermuda	99,328	7,673,088

			53,112,125

IT Consulting & Services
Satyam Computers Services Ltd.	India	18,000	104,321

Machinery 2.7%
Invensys PLC	United Kingdom	4,349,526	3,693,694
Komatsu Ltd.	Japan	2,196,343	7,162,592
Volvo AB, B	Sweden	491,704	8,013,263

			18,869,549

Media 2.9%
APN News & Media Ltd.	Australia	103,453	177,676
United Business Media PLC	United Kingdom	1,173,940	5,480,755
Wolters Kluwer NV	Netherlands	380,280	6,624,462
WPP Group PLC	United Kingdom	1,020,000	7,791,712

			20,074,605

Metals & Mining 2.6%
Barrick Gold Corp.	Canada	428,374	6,602,676
BHP Billiton Ltd.	Australia	1,338,050	7,647,593
Pechiney SA, A	France	101,700	3,568,833

			17,819,102

Multi-Utilities .9%
Suez SA	France	354,000	6,144,376

Multiline Retail 1.0%
Marks & Spencer Group PLC	United Kingdom	1,435,117	7,277,704

Oil & Gas 6.5%
Eni SpA	Italy	955,840	15,196,264
Repsol YPF SA	Spain	730,405	9,657,691
Shell Transport & Trading Co. PLC	United Kingdom	1,679,653	11,059,599
Total Fina Elf SA, B	France	66,077	9,437,293

			45,350,847

Paper & Forest Products 1.8%
Stora Enso OYJ, R (SEK Traded)	Finland	584,330	6,069,097
UPM-Kymmene Corp.	Finland	204,542	6,568,148

			12,637,245

Pharmaceuticals 4.8%
Aventis SA	France	157,648	8,569,534
Merck KGAA	Germany	316,710	8,345,406
Ono Pharmaceutical Co. Ltd.	Japan	351,000	10,618,438
[a]Shire Pharmaceuticals Group PLC	United Kingdom	928,000	5,938,567

			33,471,945

Real Estate 1.6%
Cheung Kong Holdings Ltd.	Hong Kong	1,681,137	10,940,481

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Road & Rail 1.5%
East Japan Railway Co.	Japan	1,100	$5,459,678
Stagecoach Group PLC	United Kingdom	9,845,827	4,675,960

			10,135,638

Semiconductor Equipment & Products 2.6%
ASM Pacific Technology Ltd.	Hong Kong	252,500	485,680
Samsung Electronics Co. Ltd.	South Korea	54,850	14,521,226
Taiwan Semiconductor Manufacturing Co.	Taiwan	2,310,000	2,830,198

			17,837,104

Software 1.0%
[a]Check Point Software Technologies Ltd.	Israel	268,550	3,483,094
SAP AG, ADR	Germany	161,600	3,151,200

			6,634,294

Wireless Telecommunication Services .2%
[a]China Mobile (Hong Kong) Ltd.	China	611,000	1,453,391
Total Common Stocks (Cost $695,504,171)			594,500,206

Preferred Stocks 1.7%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	132,792	3,651,780
Petroleo Brasileiro SA, pfd.	Brazil	300,000	3,932,203
Volkswagen AG, pfd.	Germany	160,254	4,153,793

Total Preferred Stocks (Cost $13,751,151)			11,737,776

Total Long Term Investments (Cost $709,255,322)			606,237,982

Short Term Investments (Cost $82,942,069) 11.9%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	82,942,069	82,942,069

Total Investment (Cost $792,197,391) 98.9%			689,180,051
Other Assets, less Liabilities 1.1%			7,999,401

Net Assets 100.0%			$697,179,452

Currency Abbreviations:
SEK - Swedish Krona

[a]	Non-income producing
[b]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$792,197,391

Value	689,180,051
Foreign currency, at value (cost $7,986,127)	7,912,850
Receivables:
Capital shares sold	1,851,126
Dividends and interest	1,831,274

Total assets	700,775,301

Liabilities:
Payables:
Capital shares redeemed	2,852,436
Affiliates	601,497
Deferred tax liability (Note 1f)	45,801
Other liabilities	96,115

Total liabilities	3,595,849

Net assets, at value	$697,179,452

Net assets consist of:
Undistributed net investment income	$14,477,229
Net unrealized depreciation	(102,990,987)
Accumulated net realized loss	(115,487,998)
Capital shares	901,181,208

Net assets, at value	$697,179,452

Class 1:
Net assets, at value	$397,419,611

Shares outstanding	41,768,921

Net asset value and offering price per share	$9.51

Class 2:
Net assets, at value	$299,759,841

Shares outstanding	31,832,731

Net asset value and offering price per share	$9.42

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statement of Operations

December 31, 2002

Investment income:
(net of foreign taxes and fees of $2,335,508)
Dividends	$21,492,435
Interest	47,596

Total investment income	21,540,031

Expenses:
Management fees (Note 3)	5,123,281
Administrative fees (Note 3)	1,029,203
Distribution fees - Class 2 (Note 3)	672,052
Custodian fees	251,935
Reports to shareholders	144,345
Other	93,601

Total expenses	7,314,417

Net investment income	14,225,614

Realized and unrealized gains and (losses):
Net realized gain (loss) from:
Investments	(90,019,792)
Foreign currency transactions	257,632

Net realized loss	(89,762,160)
Net unrealized appreciation (depreciation) on:
Investments	(61,400,604)
Translation of assets and liabilities denominated in foreign currencies	266,688
Deferred taxes (Note 1f)	(45,801)

Net unrealized depreciation	(61,179,717)

Net realized and unrealized loss	(150,941,877)

Net decrease in net assets resulting from operations	$(136,716,263)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net assets

December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$14,225,614	$13,400,247
Net realized loss from investments and foreign currency transactions	(89,762,160)	(25,399,603)
Net unrealized depreciation on investments, deferred tax liability, and translation of assets and liabilities denominated in foreign currencies	(61,179,717)	(126,607,879)

Net decrease in net assets resulting from operations	(136,716,263)	(138,607,235)
Distributions to shareholders from:
Net investment income:
Class 1	(8,763,684)	(20,393,444)
Class 2	(4,308,628)	(5,735,164)
Net realized gains:
Class 1	—	(152,779,558)
Class 2	—	(45,106,353)

Total distributions to shareholders	(13,072,312)	(224,014,519)
Capital Share transactions: (Note 2)
Class 1	(64,156,384)	77,008,936
Class 2	120,399,514	112,727,197

Total capital share transactions	56,243,130	189,736,133
Net decrease in net assets	(93,545,445)	(172,885,621)
Net assets:
Beginning of year	790,724,897	963,610,518

End of year	$697,179,452	$790,724,897

Undistributed net investment income included in net assets:
End of year	$14,477,229	$13,066,295

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Foreign Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

Effective May 1, 2002, the name of the Templeton International Securities Fund changed to Templeton Foreign Securities Fund. The Fund’s investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterpart to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Deferred Taxes

Deferred taxes are recorded for estimated tax liabilities inherent to the Fund’s portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	16,717,042	$179,100,108	29,920,018	$420,670,202
Shares issued on merger (Note 7)	1,133,785	13,775,492	—	—
Shares issued in reinvestment of distributions	754,190	8,763,684	13,351,812	173,173,002
Shares redeemed	(24,542,240)	(265,795,668)	(36,903,986)	(516,834,268)

Net increase (decrease)	(5,937,223)	$(64,156,384)	6,367,844	$77,008,936

Class 2 Shares:
Shares sold	160,323,831	$1,703,285,592	187,930,112	$2,573,046,300
Shares issued on merger (Note 7)	1,702,025	20,475,362	—	—
Shares issued in reinvestment of distributions	374,013	4,308,628	3,950,390	50,841,516
Shares redeemed	(149,780,718)	(1,607,670,068)	(182,688,657)	(2,511,160,619)

Net increase	12,619,151	$120,399,514	9,191,845	$112,727,197

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.75%	First $200 million
.675%	over $200 million, up to and including $1.3 billion
.60%	over $1.3 billion

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	over $200 million, up to and including $700 million
.10%	over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $80,139,302 which may be carried over to future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$25,468,205
2010	54,671,097

$80,139,302

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $35,348,694. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$13,072,312	$68,164,597
Long-term capital gain	—	155,849,922

	$13,072,312	$224,014,519

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$792,231,381

Unrealized appreciation	$80,274,143
Unrealized depreciation	(183,325,473)

Net unrealized depreciation	$(103,051,330)

Undistributed ordinary income	$14,511,219
Undistributed long term capital gains	—

Distributable earnings	$14,511,219

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $197,703,396 and $192,795,172 respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers or one of its affiliates. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned dividend income from investment in the Sweep Money Fund in the amount of $586,484.

7. MERGER OF TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

On May 1, 2002, the Franklin Templeton Variable Insurance Products Trust (FTVIPT) - Templeton Foreign Securities Fund (Foreign) acquired the net assets of the FTVIPT - Templeton International Smaller Companies Fund (International) pursuant to a plan of reorganization. The merger was accomplished by a taxable exchange, and accounted for as a purchase.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Notes to Financial Statements (continued)

7. MERGER OF TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND (cont.)

The selected financial information and shares outstanding immediately before and after the acquisition were as follows:

	Class 1			Class 2
Fund Name	Net Assets	NAV	Shares	Net Assets	NAV	Shares
International	$13,775,492	$11.13	1,234,290	$20,475,362	$11.11	1,839,213
Foreign	$545,708,561	$12.15	44,908,453	$266,341,959	$12.03	22,143,863

Foreign - post merger	$559,484,053	$12.15	46,042,238	$286,817,321	$12.03	23,845,888

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Foreign Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented subsequent to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON FOREIGN SECURITIES FUND

Tax Designation (unaudited)

At December 31, 2002, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Fund Goal and Primary Investments: Templeton Global Asset Allocation Fund (formerly Templeton Asset Strategy Fund) seeks high total return.  The Fund will invest in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market instruments. The Fund may invest in lower-rated “junk bonds.”

The year 2002 was marked by mounting investor uncertainty on several levels, especially regarding the direction of global economies, currencies and interest rates, the potential for war, questions about accounting practices and continued worries over the ailing technology, media and telecommunications (TMT) sectors. This scenario fostered significant equity market volatility that could be with us for the foreseeable future. We believe some investors lost sight of individual companies’ future prospects, and sold their holdings in companies of excellent fundamental quality, producing opportunities for savvy long-term stock pickers and highlighting the benefits of a well-diversified portfolio. In other words, we saw a significant shift away from the common investment practices of the late 1990s’ “bubble” economy throughout the year under review.

Templeton Global Asset Allocation Fund outperformed the Morgan Stanley Capital International (MSCI) All Country World Free Index, which returned -18.98% during the year ended December 31, 2002. The Fund performed less favorably against the J.P. Morgan Global Government Bond Index (JPM GGBI), which returned 19.38% during the same period.1 At year-end, the Fund held 64.9% of its total net assets in equities, 34.0% in fixed income and 1.1% in short-term investments and other net assets.

Equity

European markets performed poorly, dragged down by declines in diversified financials, commodity and TMT stocks, although partially offset by a rebound in the euro. We have believed for some time that the euro was undervalued, and in light of worries over the U.S. market, capital flows began to shift into Europe and Japan, benefiting unhedged asset holders in those regions. The Fund was aided by strong performance from an eclectic mix of stocks, including Italian oil company Eni, U.K. consumer company Unilever and Swedish auto part supplier

1. Source: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

TGA-1

Autoliv. Detractors from performance included telecommunications companies such as Cable & Wireless and Telefonica, insurers AXA and Zurich Financial Services, ING Groep in financial services, Akzo Nobel in chemicals, and materials producer Corus Group. Our industry analysis showed that European equity valuations were inexpensive relative to the U.S. at period-end, and that many of the region’s companies were slowly restructuring operations and improving their competitive positions. During the year, we identified a handful of opportunities we saw as attractive across diverse industries. New purchases included Swedish capital equipment company Atlas Copco and Italian insurer Riunione Adriatica di Sicurta. We funded these purchases by selling our holdings of what we believed were poorly positioned companies in similar industries, including Volkswagen and Zurich Financial Services.

Japan and the rest of the Asia/Pacific Rim region turned in relatively strong performance, aided by currency appreciation, positive earnings trends and low valuations relative to other global markets. Australia and South Korea were two of the region’s better performing markets, led by stocks pertaining to financial, utility, base metal and select technology companies. Top performers KT, Nippon Express, Samsung Electronics, Nippon Telegraph & Telephone, and Telecom Corp. of New Zealand aided Fund performance. While Japan represented our largest Asian country exposure at period-end, we remain cautious on the Japanese economy and stock market. We believe there are significant, entrenched barriers to real reform in Japan at the political and corporate levels. We are skeptical that Japanese corporations will take the painful path of restructuring, and thus chose to underweight the portfolio’s Japanese equities as our analysts consistently identified better value in other regions of the world. We are far more optimistic about the rest of Asia, home to low-cost manufacturing, rising levels of intellectual property and an emerging middle class. Key Fund holding Samsung Electronics is an excellent example of an Asian company we see as focused on improving returns, cash flow and its long-term market position in semiconductors, handsets and flat panel displays.

Our Latin American securities performed poorly and were negatively impacted by political and economic turmoil in Brazil and Argentina. Mexico remained relatively healthy, sheltered by its ties to the U.S., but declined modestly during the period as investors worried that a sluggish U.S. economy would slow Mexico’s growth. The Fund’s weighting in Latin America remained modest at period-end, as we are unable to identify new opportunities.

Top 5 Country Holdings Templeton Global Asset Allocation Fund Based on Equity Securities 12/31/02

U.S.	18.6%

U.K.	14.9%

Sweden	8.5%

Japan	8.2%

Germany	5.6%

TGA-2

The U.S. market weakened further during the year under review, as a rebound in profits failed to materialize and corporate malfeasance cast a pall over investor enthusiasm. The US represented the Fund’s largest country allocation at period-end, with 12.0% of total net assets invested in US equities. Our US holdings were a mixed blessing to performance. Key contributors to performance included Wellpoint Health Networks and toy maker Mattel, while detractors included coal producer Consol Energy and telephone company SBC Communications. Even with the domestic stock markets well off their 2000 highs, we continued to struggle to find suitable new US investment ideas.

Fixed Income

Global bond markets generated positive returns as modest inflation and the slow pace of economic recovery allowed most major central banks to reduce or maintain low interest rates. As a result, international yield curves shifted down during the period and most major global bond markets generated positive returns in local currency terms. The JPM GGBI, a benchmark index for global government bonds, rose 8.57% in local currency terms for the year ended December 31, 2002.1 The index increased 19.38% in US dollar terms because most major currencies appreciated relative to the US dollar.1

The US Federal Reserve Board (the Fed) remained cautious throughout the year. Risks to US economic recovery prompted the Fed to reduce the federal funds target rate in November, supported by continued consumer price deflation. As a result, the US Treasury yield curve shifted down over the course of the year, and the J.P. Morgan US Government Bond Total Return Index, a benchmark index for US Treasuries, posted a 12.21% return.1 The growing reliance on debt issuance to finance a deficit, which in previous years had increasingly been financed by foreign direct investment and international flows into the US equity market, contributed to a reduction in the overall quality of financing and relative attractiveness of the US dollar.

The eurozone (the 12-country European Monetary Union or EMU) bond market posted strong returns, with the JP Morgan EMU Government Bond Index rising 9.82% in euro terms.1 The European Central Bank reduced the reference rate late in the year as risk from the region’s slowing economic growth overshadowed persistent inflationary pressures. The euro’s strength was partly a function of US dollar weakness, but also the region’s improving balance-of-payment position

Top 5 Sectors/Industries Templeton Global Asset Allocation Fund Based on Equity Securities 12/31/02

Diversified Telecommunication Services	13.5%

Oil & Gas	7.5%

Insurance	6.8%

Food Products	6.8%

Machinery	6.5%

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGA-3

and growing current account surplus. The euro reached an all-time high against the U.S. dollar during the 12-month period.

In developed Asia and the Pacific Rim, the Japanese bond index performed modestly, hampered by continued deflation and stalled financial reforms. The dollar-bloc bond markets of Australia, Canada and New Zealand were much stronger. Australia and New Zealand were among the fastest growing developed economies of 2002, with improving underlying fundamentals reflected in their strong currency gains.

Emerging market bond prices rose during the year despite investors’ generally diminished risk appetite. The J.P. Morgan Emerging Markets Bond Index Global increased 13.11% in U.S.-dollar terms during the period.1 Emerging market returns were regionally bifurcated with non-Latin American bond markets significantly outperforming the politically volatile Latin American region. Aided by improving macroeconomic fundamentals and prudent debt management, Russia was the top performing emerging sovereign credit during the year, returning 35.77%.1

Most of the Fund’s bond allocation was positioned in short- and intermediate-term global investment-grade bonds, and to a lesser extent in what we found to be the highest quality and most liquid, below-investment grade bonds available in emerging markets. We believed this combination offered an attractive risk/reward trade-off. Our emerging market allocation added positively to the Fund’s performance for the year, as emerging market country bonds generated a high level of income and capital gains.

By region our bond mix changed substantially. We cut most of our exposure to North America based on our negative outlook for the U.S. dollar and positive outlook for non-U.S. dollar (excluding Japan) global bond markets. Our overall European allocation caught much of the proceeds of this shift, and increased significantly. Within Europe, we maintained our overweighted allotment in the eurozone and increased allocation to peripheral Europe, including Norway and Sweden. We also increased exposure to Australia and New Zealand. Seeking to enhance the Fund’s returns, about one-sixth of our fixed income allocation was in U.S. dollar-denominated emerging market bonds on December 31, 2002.

TGA-4

Looking Ahead

We do not foresee the current economic slowdown becoming a synchronized global recession. We acknowledge that the near-term environment is uncertain and potentially unpleasant, but we believe the past year was an encouraging period for our investment style as investors continued their return to a more rational evaluation approach. In spite of the rampant short-term pessimism, there are signs of economic improvement in Europe, Asia and the U.S., and we identified several companies that we believe are reducing cost structures and positioning themselves to survive the current environment and prosper in the next upturn. We are not pleased with recent Fund performance but remain focused on the long-term potential of the stocks we own, believing they are from well-managed companies that possess strong earnings prospects, solid balance sheets and very attractive valuations.

For 2003, we hold a positive long-term outlook for the prospects of yield curve compression within the dollar-bloc countries, Europe and peripheral Europe compared with the U.S. Treasury curve. Also, within the emerging markets we hold a defensive outlook with regard to Brazil and a positive outlook on Asia and Eastern Europe, particularly Russia.

Overall, we believe that recent monetary stimulus could create a framework for global economic and equity price recovery. We are optimistic that the Fund holds a number of the world’s best managed companies and is well positioned to take advantage of the next economic upturn. In the meantime, the Templeton research team will continue to follow our time-tested analytical process.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGA-5

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Asset Allocation Fund – Class 1*

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (8/24/88)

Cumulative Total Return	-4.17%	+13.44%	+133.61%	+245.39%

Average Annual Total Return	-4.17%	+2.55%	+8.86%	+9.02%

Value of $10,000 Investment	$9,583	$11,344	$23,361	$34,539

*Performance prior to the 5/1/00 merger reflects the historical performance of Templeton Asset Allocation Fund.

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Templeton Global Asset Allocation Fund – Class 1,* the MSCI All Country World Free Index and the J.P. Morgan Global Government Bond Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TGA-6

Past performance does not guarantee future results.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

SUPPLEMENT DATED FEBRUARY 15, 2003

TO THE PROSPECTUS DATED MAY 1, 2002

The prospectus is amended by replacing the MANAGEMENT section (Page TGA-5) with the following:

Templeton Investment Counsel, LLC (TIC), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund’s investment manager.

Under an agreement with TIC, Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, California 94403-1906, is the Fund’s sub-advisor. A team from Advisers provides TIC with investment management advice and assistance with respect to the Fund’s investments in debt securities.

MANAGEMENT TEAM    The team responsible for managing the equity portion of the Fund is:

Peter A. Nori, CFA	Mr. Nori has managed the equity portion of the Fund since 1996, and has been with Franklin Templeton Investments since 1987.

EXECUTIVE VICE

PRESIDENT, TIC

Tucker Scott, CFA	Mr. Scott has managed the equity portion of the Fund since 1998, and has been with Franklin Templeton Investments since 1996.

SENIOR VICE

PRESIDENT, TIC

The Fund pays TIC a fee for managing the Fund’s assets. For the fiscal year ended

December 31, 2001, the Fund paid 0.61% of its average daily net assets to TIC for its services.

Please keep this supplement for future reference.

TGA P 0203

TGA-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$15.51	$19.22	$23.37	$22.46	$22.35

Income from investment operations:
Net investment income[b]	.39	.38 [d]	.44	.44	.69
Net realized and unrealized gains (losses)	(1.01)	(2.16)[d]	(.45)	3.78	.75

Total from investment operations	(.62)	(1.78)	(.01)	4.22	1.44

Less distributions from:
Net investment income	(.30)	(.26)	(.52)	(.50)	(.66)
Net realized gains	—	(1.67)	(3.62)	(2.81)	(.67)

Total distributions	(.30)	(1.93)	(4.14)	(3.31)	(1.33)

Net asset value, end of year	$14.59	$15.51	$19.22	$23.37	$22.46

Total return[c]	(4.17)%	(9.72)%	.29%	22.86%	6.41%
Ratios/supplemental data
Net assets, end of year (000's)	$425,470	$501,074	$628,244	$671,549	$692,163
Ratios to average net assets:
Expenses	.81%	.81%	.81%	.74%	.78%
Net investment income	2.56%	2.28% [d]	2.20%	2.06%	2.88%
Portfolio turnover rate	27.27%	35.63%	30.32%	45.34%	43.18%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP)-Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(0.018)
Net realized and unrealized gains per share	$0.018
Ratio of net investment income to average net assets	(.10)%
Per	share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGA-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Highlightsa (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$15.41	$19.13	$23.27	$22.38	$22.32

Income from investment operations:
Net investment income[b]	.34	.33 [d]	.37	.36	.63
Net realized and unrealized gains (losses)	(1.00)	(2.15)[d]	(.43)	3.80	.74

Total from investment operations	(.66)	(1.82)	(.06)	4.16	1.37

Less distributions from:
Net investment income	(.26)	(.23)	(.46)	(.46)	(.64)
Net realized gains	—	(1.67)	(3.62)	(2.81)	(.67)

Total distributions	(.26)	(1.90)	(4.08)	(3.27)	(1.31)

Net asset value, end of year	$14.49	$15.41	$19.13	$23.27	$22.38

Total return[c]	(4.39)%	(9.95)%	.04%	22.54%	6.10%

Ratios/supplemental data
Net assets, end of year (000's)	$39,926	$38,974	$32,346	$20,962	$15,763
Ratios to average net assets:
Expenses	1.06%	1.06%	1.07%	.99%	1.03%
Net investment income	2.31%	1.99% [d]	1.91%	1.71%	2.61%
Portfolio turnover rate	27.27%	35.63%	30.32%	45.34%	43.18%

[a]	Financial highlights presented reflect historical financial information from Templeton Variable Products Series Fund (TVP) - Templeton Asset Allocation Fund as a result of a merger May 1, 2000.
[b]	Based on average shares outstanding effective year ended December 31, 1999.
[c]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[d]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(0.018)
Net realized and unrealized gains per share	$0.018
Ratio of net investment income to average net assets	(.10)%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

See notes to financial statements.

TGA-9

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002

	COUNTRY	SHARES	VALUE

Common Stocks 64.1%
Aerospace & Defense 1.1%
BAE Systems PLC	United Kingdom	153,055	$305,538
Rolls-Royce PLC	United Kingdom	2,733,657	4,708,953

			5,014,491

Air Freight & Couriers .9%
Deutsche Post AG	Germany	382,790	4,020,996

Airlines .9%
[a]British Airways PLC	United Kingdom	1,925,900	4,185,661

Auto Components 2.6%
Autoliv Inc.	Sweden	246,900	5,167,617
Autoliv Inc., SDR	Sweden	129,000	2,642,684
Valeo SA	France	140,790	4,417,555

			12,227,856

Automobiles .7%
Ford Motor Co.	United States	154,148	1,433,576
General Motors Corp.	United States	42,700	1,573,922

			3,007,498

Banks 2.8%
[a]Banca Nazionale del Lavoro SpA	Italy	225,160	249,277
DBS Group Holdings Ltd.	Singapore	476,000	3,018,737
DNB Holding ASA	Norway	1,006,850	4,737,947
Nordea AB, FDR	Sweden	1,158,460	5,190,963

			13,196,924

Biotechnology
[a]CK Life Sciences International (Holdings) Inc.	Hong Kong	26,100	4,686

Chemicals 2.1%
Akzo Nobel NV	Netherlands	63,665	2,019,658
BASF AG	Germany	198,840	7,490,955

			9,510,613

Commercial Services & Supplies 1.4%
[a]Ceridian Corp.	United States	305,700	4,408,194
Chubb PLC	United Kingdom	1,581,900	2,234,718

			6,642,912

Communications Equipment .1%
Alcatel SA	France	101,525	445,336

Computers & Peripherals 1.7%
Hewlett-Packard Co.	United States	393,649	6,833,747
NEC Corp.	Japan	319,000	1,193,528

			8,027,275

Diversified Financials 3.1%
ING Groep NV	Netherlands	312,632	5,295,122
Nomura Holdings Inc.	Japan	244,600	2,749,611
Swire Pacific Ltd., A	Hong Kong	1,557,000	5,949,797
Swire Pacific Ltd., B	Hong Kong	945,000	602,868

			14,597,398

TGA-10

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Diversified Telecommunication Services 8.8%
AT&T Corp.	United States	38,724	$1,011,084
Cable & Wireless PLC	United Kingdom	975,500	702,776
KT Corp., ADR	South Korea	331,260	7,138,653
Nippon Telegraph & Telephone Corp.	Japan	1,152	4,183,972
Nippon Telegraph & Telephone Corp., ADR	Japan	5,680	100,309
PT Indosat (Persero) TBK, ADR	Indonesia	370,800	3,986,100
SBC Communications Inc.	United States	181,510	4,920,736
Telecom Corp. of New Zealand Ltd.	New Zealand	2,562,970	6,072,753
Telefonica SA, ADR	Spain	225,259	5,985,132
Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	212,758	6,804,001

			40,905,516

Electric Utilities 1.9%
E.On AG	Germany	131,690	5,306,682
Endesa SA	Spain	122,000	1,427,492
Endesa SA, ADR	Spain	88,000	994,400
Iberdrola SA, Br.	Spain	85,000	1,190,801

			8,919,375

Electrical Equipment .8%
[a]Alstom SA	France	375,880	1,873,621
Kidde PLC	United Kingdom	1,581,900	1,801,781

			3,675,402

Food & Drug Retailing 1.1%
J.Sainsbury PLC	United Kingdom	1,166,200	5,233,406

Food Products 4.4%
Kraft Foods Inc., A	United States	133,290	5,188,980
Nestle SA	Switzerland	29,910	6,338,056
Unilever PLC	United Kingdom	930,650	8,854,629

			20,381,665

Health Care Providers & Services .5%
[a]Wellpoint Health Networks Inc.	United States	35,030	2,492,735

Household Durables .4%
Koninklijke Philips Electronics NV	Netherlands	115,767	2,028,805

Insurance 4.4%
Ace Ltd.	Bermuda	25,200	739,368
AXA SA	France	316,124	4,242,941
Riunione Adriatica di Sicurta SpA	Italy	455,420	5,543,820
Torchmark Corp.	United States	90,000	3,287,700
XL Capital Ltd., A	Bermuda	85,510	6,605,647

			20,419,476

Leisure Equipment & Products 1.6%
Mattel Inc.	United States	377,100	7,221,465

Machinery 4.2%
Atlas Copco AB, A	Sweden	431,300	8,414,837
Invensys PLC	United Kingdom	3,015,770	2,561,045

TGA-11

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Machinery (cont.)
Kurita Water Industries Ltd.	Japan	432,000	$4,350,215
Volvo AB, B	Sweden	260,000	4,237,200

			19,563,297

Media 1.3%
[a]Comcast Corp.	United States	62,636	1,476,331
Wolters Kluwer NV	Netherlands	262,741	4,576,937

			6,053,268

Metals & Mining 2.4%
AngloGold Ltd., ADR	South Africa	85,380	2,925,119
Barrick Gold Corp.	Canada	127,490	1,965,047
Consol Energy Inc.	United States	250,000	4,320,000
[a]Corus Group PLC	United Kingdom	3,943,000	1,729,776

			10,939,942

Multiline Retail 1.2%
Marks & Spencer Group PLC	United Kingdom	1,083,960	5,496,932

Oil & Gas 4.1%
Eni SpA	Italy	374,725	5,957,504
Husky Energy Inc.	Canada	549,350	5,727,177
Repsol YPF SA	Spain	24,000	317,338
Shell Transport & Trading Co. PLC	United Kingdom	1,070,600	7,049,317

			19,051,336

Paper & Forest Products .9%
Stora Enso OYJ, R (EUR/FIM Traded)	Finland	416,260	4,390,053

Pharmaceuticals 3.6%
Aventis SA	France	80,930	4,399,246
Bristol-Myers Squibb Co.	United States	217,420	5,033,273
Ono Pharmaceutical Co. Ltd.	Japan	247,000	7,472,234

			16,904,753

Real Estate .9%
Cheung Kong Holdings Ltd.	Hong Kong	652,500	4,246,331

Road & Rail 1.0%
Nippon Express Co. Ltd.	Japan	1,175,000	4,604,154

Semiconductor Equipment & Products .8%
Samsung Electronics Co. Ltd.	South Korea	13,890	3,677,299

Software 2.4%
[a]Check Point Software Technologies Ltd.	Israel	336,000	4,357,920
[a]Synopsys Inc.	United States	148,800	6,867,120

			11,225,040

Total Common Stocks (Cost $378,152,157)			298,311,896

Preferred Stocks (Cost $6,398,094) .8%
Oil & Gas
Petroleo Brasileiro SA, pfd.	Brazil	274,580	3,599,015

TGA-12

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

Bonds 34.0%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	Italy	3,974,190	EUR	$4,796,070
5.50%, 11/01/10	Italy	2,300,000	EUR	2,642,631
5.00%, 2/01/12	Italy	1,810,000	EUR	2,004,062
Federal Republic of Germany,
3.75%, 8/26/03	Germany	1,614,000	EUR	1,704,902
3.25%, 2/17/04	Germany	4,937,000	EUR	5,219,202
4.00%, 6/25/04	Germany	500,000	EUR	534,509
5.00%, 8/19/05	Germany	3,268,000	EUR	3,625,723
6.00%, 7/04/07	Germany	5,242,000	EUR	6,088,923
5.00%, 7/04/11	Germany	3,015,000	EUR	3,365,202
Federation of Russia, Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	Russia	10,400,000		8,242,000
French Treasury Note, 4.75% 7/12/07	France	5,400,000	EUR	5,980,670
Government of Canada,
6.00%, 6/01/08	Canada	2,212,000	CAD	1,524,667
6.00%, 6/01/11	Canada	6,849,000	CAD	4,719,710
Government of France,
6.75%, 10/25/03	France	2,126,000	EUR	2,301,202
3.50%, 7/12/04	France	5,460,000	EUR	5,794,104
4.00%, 10/25/09	France	6,420,000	EUR	6,762,818
Government of Hong Kong, 5.92%, 12/05/11	Hong Kong	1,300,000	HKD	189,232
Government of Netherlands,
5.75%, 2/15/07	Netherlands	3,958,000	EUR	4,537,289
5.00%, 7/15/12	Netherlands	1,760,000	EUR	1,957,936
Government of New Zealand, 7.00%, 7/15/09	New Zealand	20,308,000	NZD	11,174,467
Government of Spain,
4.50%, 7/30/04	Spain	1,850,000	EUR	1,993,767
10.15%, 1/31/06	Spain	2,450,000	EUR	3,097,048
4.80%, 10/31/06	Spain	7,480,000	EUR	8,293,127
5.00%, 7/30/12	Spain	2,920,000	EUR	3,237,669
Kingdom of Belgium,
7.50%, 7/29/08	Belgium	4,193,000	EUR	5,236,575
5.00%, 9/28/12	Belgium	1,760,000	EUR	1,947,039
Kingdom of Denmark,
5.00%, 8/15/05	Denmark	11,696,000	DKK	1,724,571
6.00%, 11/15/11	Denmark	14,660,000	DKK	2,322,433
5.00%, 11/15/13	Denmark	25,080,000	DKK	3,710,438
Kingdom of Norway, 5.75%, 11/30/04	Norway	5,030,000	NOK	724,396
Kingdom of Sweden,
6.00%, 2/09/05	Sweden	35,430,000	SEK	4,246,229
5.50%, 10/08/12	Sweden	86,010,000	SEK	10,485,258
New South Wales Treasury Corp.,
6.50%, 5/01/06	Australia	9,688,000	AUD	5,737,364
8.00%, 3/01/08	Australia	2,430,000	AUD	1,550,116
[b]Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02	Mexico	62,039		4,963
Republic of Bulgaria, 144A, 8.25%, 1/15/15	Bulgaria	2,748,000		3,010,434
Republic of Panama, 8.875%, 9/30/27	Panama	960,000		955,200
Republic of Peru, FRN, 4.50%, 3/07/17	Peru	1,078,000		846,263
Republic of Philippines,
9.875%, 1/15/19	Philippines	1,400,000		1,389,500
10.625%, 3/16/25	Philippines	1,070,000		1,107,450

TGA-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	PRINCIPAL AMOUNT[d]		VALUE

Bonds (cont.)
Republic of Venezuela,
144A, 9.125%, 6/18/07	Venezuela	$1,640,000		$1,279,200
Reg S, 9.125%, 6/18/07	Venezuela	600,000		468,000
United Kingdom, 7.50%, 12/07/06	United Kingdom	2,717,000	GBP	4,913,616
United Mexican States,
9.875%, 2/01/10	Mexico	724,000		885,090
11.375%, 9/15/16	Mexico	1,330,000		1,783,862
11.50%, 5/15/26	Mexico	2,895,000		3,955,294

Total Bonds (Cost $140,228,369)				158,070,221

Total Long Term Investments (Cost $524,778,620)				459,981,132

		SHARES
Short Term Investments (Cost $1,600,437) .3%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio	United States	1,600,437		$1,600,437

Total Investments (Cost $526,379,057) 99.2%				461,581,569
Other Assets, less Liabilities .8%				3,815,201

Net Assets 100.0%				$465,396,770

Currency Abbreviations:

AUD -  Australian Dollar

CAD -  Canadian Dollar

DKK -  Danish Krone

EUR -  European Unit

FIM -  Finnish Markka

GBP -  British Pound

HKD -  Hong Kong Dollar

NOK -  Norwegian Krona

NZD -  New Zealand Dollar

SEK -  Swedish Krone

[a]	Non-income producing
[b]	See Note 7 regarding defaulted securities.
[c]	See Note 6 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.
[d]	The principal amount is stated in U.S. dollars unless otherwise indicated.

TGA-14

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$526,379,057

Value	461,581,569
Receivables:
Capital shares sold	44,448
Dividends and interest	4,360,914

Total assets	465,986,931

Liabilities:
Payables:
Capital shares redeemed	217,791
Affiliates	315,062
Custodian fees	28,950
Other liabilities	28,358

Total liabilities	590,161

Net assets, at value	$465,396,770

Net assets consist of:
Undistributed net investment income	$12,858,724
Net unrealized depreciation	(64,561,457)
Accumulated net realized loss	(5,880,228)
Capital shares	522,979,731

Net assets, at value	$465,396,770

Class 1:
Net assets, at value	$425,470,456

Shares outstanding	29,165,391

Net asset value and offering price per share	$14.59

Class 2:
Net assets, at value	$39,926,314

Shares outstanding	2,755,698

Net asset value and offering price per share	$14.49

TGA-15

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income: (net of foreign taxes and fees of $916,957)
Dividends	$9,725,550
Interest	7,321,780

Total investment income	17,047,330

Expenses:
Management fees (Note 3)	3,019,158
Administrative fees (Note 3)	714,026
Distribution fees - Class 2 (Note 3)	102,972
Custodian fees	114,140
Reports to shareholders	165,926
Other	69,147

Total expenses	4,185,369

Net investment income	12,861,961

Realized and unrealized gains and (losses):
Net realized gain from:
Investments	3,491,473
Foreign currency transactions	199,881

Net realized gain	3,691,354
Net unrealized appreciation (depreciation) on:
Investments	(38,311,242)
Translation of assets and liabilities denominated in foreign currencies	260,219

Net unrealized depreciation	(38,051,023)

Net realized and unrealized loss	(34,359,669)

Net decrease in net assets resulting from operations	$(21,497,708)

TGA-16

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Financial Statements (continued)

Statements of Changes in Net assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$12,861,961	$13,298,302
Net realized gain (loss) from investments and foreign currency transactions	3,691,354	(10,154,128)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(38,051,023)	(66,464,381)

Net decrease in net assets resulting from operations	(21,497,708)	(63,320,207)
Distributions to shareholders from:
Net investment income:
Class 1	(9,120,690)	(7,936,813)
Class 2	(750,622)	(475,131)
Net realized gains:
Class 1	—	(51,727,081)
Class 2	—	(3,403,336)

Total distributions to shareholders	(9,871,312)	(63,542,361)
Capital share transactions: (Note 2)
Class 1	(46,847,936)	(7,898,282)
Class 2	3,566,120	14,218,515

Total capital share transactions	(43,281,816)	6,320,233
Net decrease in net assets	(74,650,836)	(120,542,335)
Net assets:
Beginning of year	540,047,606	660,589,941

End of year	$465,396,770	$540,047,606

Undistributed net investment income included in net assets:
End of year	$12,858,724	$8,598,433

TGA-17

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Global Asset Allocation Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is high total return.

Effective May 1, 2002, the name of the Templeton Asset Strategy Fund changed to Templeton Global Asset Allocation Fund. The Fund’s investment objectives and other policies did not change as a result of the name change.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

d. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

TGA-18

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective security. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	526,225	$7,952,010	482,742	$8,364,185
Shares issued in reinvestment of distributions	578,357	9,120,690	3,678,415	59,663,894
Shares redeemed	(4,250,902)	(63,920,636)	(4,534,037)	(75,926,361)

Net decrease	(3,146,320)	$(46,847,936)	(372,880)	$(7,898,282)

Class 2 Shares:
Shares sold	2,038,410	$29,793,094	1,417,616	$23,183,700
Shares issued in reinvestment of distributions	47,872	750,622	240,301	3,878,467
Shares redeemed	(1,859,712)	(26,977,596)	(819,294)	(12,843,652)

Net increase	226,570	$3,566,120	838,623	$14,218,515

TGA-19

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation
Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Investment Counsel LLC (TIC)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Invest Services)	Transfer agent

The Fund pays an investment management fee to TIC based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.65%	First $200 million
.585%	Over $200 million, up to and including $1.3 billion
.52%	Over $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TIC fees based on the average daily net assets of the Fund.

The Fund pays an administrative fee to FT Services based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.15%	First $200 million
.135%	Over $200 million, up to and including $700 million
.10%	Over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $5,525,799, which may be carried over to future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2009	$5,082,133
2010	443,666

$5,525,799

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $352,080. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions, and bond discounts and premiums.

TGA-20

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, and bond discounts and premiums.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001

Distributions paid from:
Ordinary income	$9,871,312	$12,066,412
Long-term capital gain	—	51,475,949

	$9,871,312	63,542,361

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$527,530,395

Unrealized appreciation	$53,834,216
Unrealized depreciation	(119,783,042)

Net unrealized depreciation	$(65,948,826)

Undistributed ordinary income	$14,007,715
Undistributed long term capital gains	—

Distributable earnings	$14,007,715

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $131,722,754 and $167,050,036 respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers or one of its affiliates. Management fees paid by the Fund are reduced on assets invested in the Sweep Money fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned dividend income from investment in the Sweep Money Fund in the amount of $365,178.

7. DEFAULTED SECURITIES

At December 31, 2002, the Fund held a defaulted security with a value aggregating $4,963 representing 0.00% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectible and provides an estimate for losses on interest receivable.

TGA-21

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL ASSET ALLOCATION FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Asset Allocation Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented subsequent to December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

TGA-22

TEMPLETON GLOBAL INCOME SECURITIES FUND

Fund Goal and Primary Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital. Capital appreciation is a secondary consideration. The Fund invests primarily in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets. The Fund may also invest in lower-rated “junk bonds.”

During the year under review, global bond markets generated positive returns as modest inflation and the slow pace of economic recovery allowed most major central banks to reduce or maintain low interest rates. As a result, international yield curves shifted down during the period and most major global bond markets generated positive returns in local currency terms. The J.P. Morgan Global Government Bond Index, a benchmark index for global government bonds, rose 8.54% in local currency terms for the year ended December 31, 2002.1 The index increased 19.38% in U.S. dollar terms because most major currencies appreciated relative to the U.S. dollar.1

The U.S. Federal Reserve Board (the Fed) remained cautious throughout the year. Risks to U.S. economic recovery prompted the Fed to reduce the federal funds target rate in November, supported by continued consumer price disinflation. As a result, the U.S. Treasury yield curve shifted down over the course of the year, and the J.P. Morgan U.S. Government Bond Total Return Index, a benchmark index for U.S. Treasuries, posted a 12.21% return.1 Notably, reduced growth expectations, coupled with increased risk aversion in the U.S. equities market and heightened geopolitical risks, reduced the U.S. dollar’s appeal relative to other major currencies. A run-up in the country’s current account deficit layered additional pressure on the dollar. The growing reliance on debt issuance to finance a deficit, which in previous years had increasingly been financed by foreign direct investment and international flows into the U.S. equity market, reduced the overall quality of financing and relative attractiveness of the U.S. dollar.

The eurozone (the 12-country European Monetary Union or EMU) bond market posted strong returns, with the J.P. Morgan EMU Government Bond Index rising 9.85% in euro terms.1 The European Central Bank reduced the reference rate late in the year as risk from the

1. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

TGI-1

region’s slowing economic growth overshadowed persistent inflationary pressures. The euro reached parity with the U.S. dollar for the first time in over two years. The currency’s strength was partly a function of U.S. dollar weakness, but also the region’s improving balance-of-payment position and growing current account surplus. The euro reached near-all-time highs against the U.S. dollar during the 12-month period.

In developed Asia and the Pacific Rim, the Japanese bond index performed modestly, hampered by continued deflation and stalled financial reforms. The dollar-bloc bond markets of Australia, Canada and New Zealand were much stronger. Australia and New Zealand were among the fastest growing developed economies of 2002, with improving underlying fundamentals reflected in their strong currency gains.

Emerging market bond prices rose during the year despite investors’ generally diminished risk appetite. The J.P. Morgan Emerging Markets Bond Index Global increased 13.11% in U.S.-dollar terms during the period.1 Emerging market returns were regionally bifurcated with the politically volatile Latin American region returning just 6.80% while non-Latin American bond markets returned 21.04%.1 Russia was the top performing emerging sovereign credit during the year, returning 35.86%.1 Russia exhibited improving macroeconomic fundamentals and debt management, as reflected by the upgrade from B+ to BB on its sovereign credit according to Standard & Poors, an independent credit rating agency.

During the year under review, we attempted to maximize the Fund’s return by allocating approximately 80%-90% of total net assets in short- and intermediate-term global investment-grade bonds and approximately 10%-20% in what we found to be the highest quality and most liquid, below investment-grade bonds available in emerging markets. We believed this combination offered an attractive risk/reward trade-off. Our emerging market allocation added positively to the Fund’s performance for the year, as emerging market country bonds generated a high level of income and capital gains.

The Fund’s portfolio mix changed notably during the year under review. On December 31, 2002, we held only 3.3% of total net assets in North America, down from 22.3% on December 31, 2001. We eliminated the Fund’s U.S. Treasury position based on our negative outlook for the U.S. dollar and positive outlook for non-U.S. dollar (excluding Japan) global bond markets. Our overall European allocation increased to 68.0% of total net assets by period-end. Within Europe, we maintained our

TGI-2

overweighted allotment in the eurozone and increased allocation to peripheral Europe, including Norway and Sweden. We also increased exposure to Australia and New Zealand, to 11.6% of total net assets. Seeking to enhance the Fund’s returns, our U.S. dollar-denominated emerging market bond allocation was 19.6% of total net assets on December 31, 2002.

The Fund’s positioning reflects three central points in our global outlook going into 2003. First, with regard to currencies, we continue to hold a defensive view on the U.S. dollar and the Japanese yen, but a positive outlook on the euro, peripheral Europe and the dollar-bloc countries. Second, we maintain a positive long-term outlook for the prospects of yield curve compression within the dollar-bloc countries, Europe and peripheral Europe compared with the U.S. Treasury curve. Finally, within the emerging markets we maintain a defensive outlook with regard to Brazil and a positive outlook on Asia and Eastern Europe, particularly Russia.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

TGI-3

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Global Income Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	10-Year	Since Inception (1/24/89)

Cumulative Total Return	+21.44%	+31.06%	+87.21%	+151.45%

Average Annual Total Return	+21.44%	+5.56%	+6.47%	+6.84%

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison  for $10,000 Investment (1/1/93–12/31/02)

The graph compares the performance of Templeton Global Income Securities Fund – Class 1 and the J.P. Morgan Global Government Bond Index, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

TGI-4

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001		2000	1999	1998

Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.39	$11.53		$11.07	$12.87	$12.97

Income from investment operations:
Net investment income[a]	.59	.59	[c]	.68	.68	1.07
Net realized and unrealized gains (losses)	1.83	(.32)[c]		(.20)	(1.42)	(.19)

Total from investment operations	2.42	.27		.48	(.74)	.88

Less distributions from net investment income	(.14)	(.41)		(.02)	(1.06)	(.98)

Net asset value, end of year	$13.67	$11.39		$11.53	$11.07	$12.87

Total return[b]	21.44%	2.55%		4.32%	(5.79)%	7.08%

Ratios/supplemental data
Net assets, end of year (000’s)	$50,622	$63,781		$81,171	$90,537	$150,941
Ratios to average net assets:
Expenses	.73%	.71%		.72%	.65%	.63%
Net investment income	4.88%	5.22%	[c]	6.22%	5.65%	6.86%
Portfolio turnover rate	27.91%	122.45%		40.43%	80.76%	84.17%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.059)
Net realized and unrealized losses per share	.059
Ratio of net investment income to average net assets	(.53)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.

TGI-5

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001		2000	1999[d]
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.33	$11.48		$11.04	$12.93

Income from investment operations:
Net investment income[a]	.54	.55	[c]	.65	.60
Net realized and unrealized gains (losses)	1.84	(.31)[c]		(.19)	(1.44)

Total from investment operations	2.38	.24		.46	(.84)

Less distributions from net investment income	(.12)	(.39)		(.02)	(1.05)

Net asset value, end of year	$13.59	$11.33		$11.48	$11.04

Total return[b]	21.15%	2.24%		4.14%	(6.53)%

Ratios/supplemental data
Net assets, end of year (000’s)	$2,119	$1,286		$1,237	$443
Ratios to average net assets:
Expenses	.98%	.96%		.97%	.91% [e]
Net investment income	4.63%	4.95%	[c]	5.94%	5.36% [e]
Portfolio turnover rate	27.91%	122.45%		40.43%	80.76%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
Net investment income per share	$(.059)
Net realized and unrealized losses per share	.059
Ratio of net investment income to average net assets	(.53)%
Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
[d]	For the period January 6, 1999 (effective date) to December 31, 1999.
[e]	Annualized

TGI-6

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2002

	PRINCIPAL AMOUNT[b]	VALUE

Long Term Investments 94.5%
Australia 5.0%
New South Wales Treasury Corp.,
6.50%, 5/01/06	2,337,000 AUD	$1,384,003
8.00%, 3/01/08	1,990,000 AUD	1,269,437

		2,653,440

Austria 2.1%
Republic of Austria, 5.00%, 1/15/08	1,000,000 EUR	1,119,600

Belgium 4.3%
Kingdom of Belgium,
5.75%, 3/28/08	100,000 EUR	115,664
7.50%, 7/29/08	1,731,000 EUR	2,161,820

		2,277,484

Bulgaria 2.5%
Republic of Bulgaria, FRN, 2.6875%, 7/28/11	1,389,040	1,295,280

Canada 3.3%
Government of Canada, 6.00%, 6/01/11	2,497,000 CAD	1,720,706

Colombia .6%
Republic of Colombia,
10.00%, 1/23/12	132,000	133,980
11.75%, 2/25/20	159,000	170,488

		304,468

Denmark 3.8%
Kingdom of Denmark,
4.00%, 11/15/04	1,900,000 DKK	272,934
5.00%, 8/15/05	9,295,000 DKK	1,370,544
5.00%, 11/15/13	2,350,000 DKK	347,668

		1,991,146

Finland 1.9%
Government of Finland, 5.00%,
7/04/07	700,000 EUR	781,217
4/25/09	200,000 EUR	224,056

		1,005,273

France 5.2%
Government of France,
6.75%, 10/25/03	1,306,000 EUR	1,413,626
4.00%, 10/25/09	1,255,000 EUR	1,322,015

		2,735,641

Germany 13.7%
Federal Republic of Germany,
3.25%, 2/17/04	4,257,000 EUR	4,500,332
5.00%, 8/19/05	1,898,000 EUR	2,105,760
5.00%, 7/04/11	532,000 EUR	593,794

		7,199,886

Hong Kong .2%
Government of Hong Kong, 5.92%, 12/05/11	700,000 HKD	101,894

TGI-7

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT[b]	VALUE

Long Term Investments (cont.)
Italy 5.0%
Buoni Poliennali Del Tesoro,
7.75%, 11/01/06	2,011,293 EUR	$2,427,238
5.50%, 11/01/10	164,000 EUR	188,431

		2,615,669

Mexico 4.0%
United Mexican States,
9.875%, 2/01/10	1,300,000	1,589,250
11.375%, 9/15/16	404,000	541,865

		2,131,115

Netherlands 5.2%
Government of Netherlands, 5.75%, 2/15/07	2,408,000 EUR	2,760,433

New Zealand 6.6%
Government of New Zealand,
7.00%, 7/15/09	5,140,000 NZD	2,828,283
6.00%, 11/15/11	1,300,000 NZD	677,922

		3,506,205

Norway 3.0%
Kingdom of Norway,
6.75%, 1/15/07	7,300,000 NOK	1,081,657
5.50%, 5/15/09	3,600,000 NOK	511,855

		1,593,512

Philippines 3.5%
Republic of Philippines, 10.625%, 3/16/25	1,800,000	1,863,000

Russia 4.7%
Federation of Russia,
11.00%, 7/24/18	1,930,000	2,316,646
12.75%, 6/24/28	105,000	139,771
Reg S, 5.00% to 3/31/07, 7.50% thereafter, 3/31/30	34,000	26,945

		2,483,362

Spain 5.0%
Bonos Y Oblig Del Estado, 6.00%, 1/31/08	400,000 EUR	466,391
Government of Spain,
10.15%, 1/31/06	1,168,000 EUR	1,476,470
5.00%, 7/30/12	650,000 EUR	720,714

		2,663,575

Sweden 7.0%
Kingdom of Sweden,
6.00%, 2/09/05	5,500,000 SEK	659,166
5.50%, 10/08/12	24,780,000 SEK	3,020,866

		3,680,032

Ukraine 1.0%
Republic of Ukraine, 11.00%, 3/15/07	495,600	513,806

TGI-8

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	PRINCIPAL AMOUNT[b]	VALUE

Long Term Investments (cont.)
United Kingdom 3.6%
United Kingdom,
6.50%, 12/07/03	270,000 GBP	$445,798
7.50%, 12/07/06	800,000 GBP	1,446,777

		1,892,575

Venezuela 3.3%
Republic of Venezuela, 144A, 9.125%,6/18/07	2,240,000	1,747,200

Total Long Term Investments (Cost $45,296,562)		49,855,302

Repurchase Agreement (Cost $1,408,000) 2.7%
[a]Dresdner Kleinwort Wasserstein Securities LLC, 1.00%, 1/02/03 (Maturity Value $1,408,078)
Collateralized by U.S. Treasury Bills	1,408,000	1,408,000

Total Investments (Cost $46,704,562) 97.2%		51,263,302
Other Assets, less Liabilities 2.8%		1,477,613

Net Assets 100.0%		$52,740,915

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - European Unit

GBP - British Pound

HKD - Hong Kong Dollar

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

[a]	See Note 1(c) regarding repurchase agreements.
[b]	The principal amount is stated in U.S. dollars unless otherwise indicated.

TGI-9

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$46,704,562

Value	51,263,302
Receivables:
Investment securities sold	831,838
Capital shares sold	396
Interest	1,237,585

Total assets	53,333,121

Liabilities:
Payables:
Capital shares redeemed	17,215
Affiliates	28,265
Funds advanced by custodian	526,607
Other liabilities	20,119

Total liabilities	592,206

Net assets, at value	$52,740,915

Net assets consist of:
Undistributed net investment income	$3,745,859
Net unrealized appreciation	4,616,150
Accumulated net realized loss	(11,724,109)
Capital shares	56,103,015

Net assets, at value	$52,740,915

Class 1:
Net assets, at value	$50,621,689

Shares outstanding	3,704,345

Net asset value and offering price per share	$13.67

Class 2:
Net assets, at value	$2,119,226

Shares outstanding	155,990

Net asset value and offering price per share	$13.59

TGI-10

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Interest income	$3,273,258

Expenses:
Management fees (Note 3)	364,481
Distribution fees - Class 2 (Note 3)	4,055
Transfer agent fees	851
Custodian fees	20,421
Reports to shareholders	21,322
Professional fees	14,528
Trustees’ fees and expenses	1,325
Other	2,688

Total expenses	429,671

Net investment income	2,843,587

Realized and unrealized gains (losses):
Net realized gain from:
Investments	1,145,196
Foreign currency transactions	43,012

Net realized gain	1,188,208
Net unrealized appreciation on:
Investments	6,983,875
Translation of assets and liabilities denominated in foreign currencies	59,599

Net unrealized appreciation	7,043,474

Net realized and unrealized gain	8,231,682

Net increase in net assets resulting from operations	$11,075,269

TGI-11

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net Assets

for the years ended December 31, 2002 and 2001

	2002	2001
Increase (decrease) in net assets:
Operations:
Net investment income	$2,843,587	$3,839,197
Net realized gain (loss) from investments and foreign currency transactions	1,188,208	(4,508,098)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,043,474	2,398,784

Net increase in net assets resulting from operations	11,075,269	1,729,883
Distributions to shareholders from:
Net investment income:
Class 1	(721,350)	(2,604,868)
Class 2	(15,678)	(36,450)

Total distributions to shareholders	(737,028)	(2,641,318)
Capital share transactions: (Note 2)
Class 1	(23,182,049)	(16,473,714)
Class 2	518,247	43,998

Total capital share transactions	(22,663,802)	(16,429,716)
Net decrease in net assets	(12,325,561)	(17,341,151)
Net assets:
Beginning of year	65,066,476	82,407,627

End of year	$52,740,915	$65,066,476

Undistributed net investment income included in net assets:
End of year	$3,745,859	$(204,621)

TGI-12

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). The Templeton Global Income Securities Fund (the Fund) included in this report is non-diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2002, over 75% of the total Fund shares were sold through one insurance company. The Fund’s investment objective is current income.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, the repurchase agreement held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

TGI-13

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001
Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	256,364	$3,077,773	891,523	$10,054,626
Shares issued in reinvestment of distributions	60,012	721,350	241,863	2,604,868
Shares redeemed	(2,210,800)	(26,981,172)	(2,571,685)	(29,133,208)

Net decrease	(1,894,424)	$(23,182,049)	(1,438,299)	$(16,473,714)

Class 2 Shares:
Shares sold	54,900	$671,632	1,316,779	$15,116,152
Shares issued in reinvestment of distributions	1,310	15,678	3,397	36,450
Shares redeemed	(13,677)	(169,063)	(1,314,468)	(15,108,604)

Net increase	42,533	$518,247	5,708	$43,998

TGI-14

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Franklin Advisers Inc. (Advisers)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

.625%	First $100 million
.50%	Over $100 million, up to and including $250 million
.45%	Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
2003	$1,605,323
2007	5,870,061
2008	2,370,518
2009	1,649,033
2010	177,730

$11,672,665

On December 31, 2002, the Fund had expired capital loss carryovers of $1,294,963, which were reclassified to paid-in capital.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, and bond discounts and premiums.

TGI-15

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$737,028	$2,641,318
Long-term capital gains	—	—

	$737,028	$2,641,318

At December 31, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

Cost of investments	$47,314,037

Unrealized appreciation	4,620,578
Unrealized depreciation	(671,313)

Net unrealized appreciation	$3,949,265

Undistributed ordinary income	$4,303,891
Undistributed long term capital gains	—

Distributable earnings	$4,303,891

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $15,510,847 and $33,552,907, respectively.

TGI-16

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GLOBAL INCOME SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Global Income Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

TGI-17

TEMPLETON GROWTH SECURITIES FUND

Fund Goal and Primary Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

Global equity investors faced another extremely difficult environment in the 12 months ended December 31, 2002, as evidenced by the -18.98% one-year cumulative total return of the Morgan Stanley Capital International All Country (MSCI AC) World Free Index — its third consecutive year in negative territory.1 For perhaps an unprecedented second year in a row, all regions and sectors in the MSCI AC World Free Index finished 2002 with negative performance in U.S.-dollar terms. The reason was simple: investors’ widespread desire to avoid risk. Risk aversion climbed across all assets classes as evidenced by dramatically widening risk spreads in bonds and rising risk premiums for equities. With the global economy in the doldrums, company fundamentals showed no signs of improvement. Ongoing threats of terrorism in the U.S. and escalating geopolitical tensions only added to the weakness and volatility. Policy makers responded with monetary stimulus in an effort to revive economies, but the efforts have been slow to take hold.

Similarly, there were no safe havens in equities. Value- or growth-oriented, large- or small-capitalization stocks — no matter the type — all had negative returns. Stocks seemed to perform irrespective of economic sensitivity, with materials (cyclically exposed) and consumer staples (considered to be defensive, or non-cyclical) both performing well. Information technology and telecommunication services finished the year as the two worst performing industries.

Within such an environment, the Fund delivered poor results for the year under review. When 2002 started we earnestly believed the Fund was positioned well enough to weather any type of market. We believed the portfolio’s generally defensive nature and our holdings in what, in our opinion, represents the planet’s very best equity values, would protect it from all but the most severe market corrections. For the first half of the year, this was true, with Fund performance through May 2002 essentially flat. During that time, the Fund’s exposure to consumer staples, energy, utilities and materials stocks helped insulate

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

shareholders from the ongoing downturn in technology, telecommunications and media companies. But as deflation and macroeconomic worries grew, even these successful sectors succumbed to selling pressure. During 2002’s third quarter, global markets posted terrible performance, and the Fund suffered double-digit losses. The final months of the year offered only a partial rebound, thanks to minor improvements on the economic and accounting fronts and closure of the mid-term U.S. elections. Specifically, our large holdings of inexpensive food retailers, including Albertson’s and Kroger, weakened with signs of deflation. Philips Electronics and Cheung Kong Holdings, two of our long-time favorites we believe offer solid fundamentals and cash generating businesses, were not able to stave off investor ire, and fell dramatically in 2002’s third quarter.

We remained nearly fully invested all year, taking profits in select Asian banks such as HSBC and Australia and New Zealand Banking Group, consumer staples such as Procter & Gamble and Newell Rubbermaid, chemicals companies DSM and Lyondell Chemical, and some energy companies. We reinvested the proceeds into companies we believed offered better risk/reward profiles. For the first time in many years we bought technology and pharmaceutical companies that carried valuations we previously deemed too high. We selectively initiated small positions in both sectors early in the year and added to them on weakness. Admittedly, we were too early in our buying, and in hindsight the Fund would have performed better for the year had we simply waited until the end of September on any purchases. But we have never been market timers, and as long as valuations appear attractive and our in-depth analysis supports investment, we seize individual opportunities as they come, confident their value will eventually be recognized.

Portions of our insurance, technology and pharmaceutical exposure performed poorly. Together with telecommunications exposure, these four areas provided the most drag on Fund performance. Our exposure to large property casualty insurers in North America and to AAA-rated European reinsurers experienced dramatic price pressure over the summer as well. Although the ability of insurance companies to increase pricing appears to be improving as competition declines, European insurers typically carry much higher equity exposure, and in the late summer sell-off they were pummeled as rumors circulated they would have to reduce these stakes near what turned out to be market lows.

Top 10 Holdings

Templeton Growth

Securities Fund

12/31/02

Company Sector/Industry, Country	% of Total Net Assets

Eni SpA	2.0%
Oil & Gas, Italy

Shell Transport & Trading Co. PLC	2.0%
Oil & Gas, U.K.

General Mills Inc.	1.7%
Food Products, U.S.

KT Corp., ADR	1.6%
Diversified Telecommunication Services, South Korea

BHP Billiton PLC	1.6%
Metals & Mining, Australia

Samsung Electronics Co. Ltd.	1.6%
Semiconductor Equipment & Products, South Korea

UBS AG	1.5%
Banks, Switzerland

Cheung Kong Holdings Ltd.	1.5%
Real Estate, Hong Kong

Nippon Telegraph & Telephone Corp.	1.5%
Diversified Telecommunication Services, Japan

Pharmacia Corp.	1.5%
Pharmaceuticals, U.S.

The dollar value, number of shares or
principal amount, and complete legal
titles of all portfolio holdings are listed in
the Fund’s Statement of Investments.

In technology, tight corporate information technology (IT) budgets and technology saturation meant our investments in related companies such as IT storage company EMC, contract manufacturer Celestica and software consultant EDS were too early. We were simply wrong on others, such as contract manufacturer Solectron, as we underestimated their loss of business to lower-cost Asian competitors. We found moderate success with contract manufacturer Jabil Circuit and Indian software company Satyam Computer. Despite holding what may seem like many companies, our general lack of comfort with valuations in much of the technology sector meant our overall technology weighting stayed significantly below that of the MSCI AC World Free Index’s 11% weighting as of December 31, 2002.

Fears of patent expiration and accounting worries pushed pharmaceutical companies to valuation levels not seen since the mid-1990s. Although patent expiration is a real issue, we were able to identify individual companies that we feel successfully funded research and development to update their drug pipelines, and after a temporary period of weakness should not only survive but in our opinion excel at tapping future markets. We did sell two pharmaceutical holdings entirely after significant losses. Our investment in Irish company Elan plunged as a weaker operating environment quickly deteriorated into a liquidity crunch exacerbated by the revelation that Elan’s management had hidden underperforming divisions from the public. And we took advantage of a better risk/reward profile to sell Germany’s Merck, and invested the proceeds in French life sciences company Aventis.

Telecommunications was the world’s second worst-performing sector according to MSCI, down about 28% in dollar terms. Not only did the underlying businesses contract dramatically, particularly in the U.S., but we saw several instances of fraud and rumors of fraud that caught investors off guard. While we feel fortunate to have sold WorldCom before it went into bankruptcy, frankly this stock had already hurt the portfolio’s returns.

On December 31, 2002, the Fund’s largest country weighting was in the U.S. (at 30.1% of total net assets), well below the global benchmark’s weighting, and only two of our top ten holdings were domiciled there (General Mills and Pharmacia). Although the U.S. exposure was fairly stable all year long, many of the names changed. We sold or trimmed several companies that posted solid performance early in the year like insurance companies Allstate and Torchmark, and sold consumer powerhouse Procter & Gamble and defense company Raytheon after they reached our valuation targets.

We remain wary about the U.S. economy. The U.S. consumer is the largest single driver of its economy, and by extension the global economy. Yet it is difficult to expect sustained incremental consumer spending given the year’s already strong housing and durable goods sales. Longer-term, the current account deficit and high consumer debt levels are problematic for a strong recovery. Importantly, although stock prices have dropped dramatically so have the underlying operating fundamentals, and we find stock valuations are still on the expensive side, particularly in technology.

Europe’s stock markets performed slightly better than those of the U.S., but country performance varied significantly. The U.K. and Spanish markets, where the Fund held 12.2% and 4.9% of total net assets at year-end, each fell about 15%. Meanwhile, German chancellery elections and heavy index exposure to financials and telecommunications dragged that market down nearly 33%, making Germany one of Europe’s worst performing markets. However, careful stock selection in sectors we believe are undervalued and defensive sectors like consumer staples Unilever, Nestle and Marks & Spencer supported Fund returns. Our European energy and utility stock selections from years past finally bore fruit, with investments in Italian oil company Eni and petroleum giant Shell benefiting from restructuring efforts and stronger oil prices. While Europe is plagued by slower growth and poor demographics relative to Asia or North America, we think valuations were significantly more attractive at period-end. Furthermore, Europe offers solidly run multinational companies that have been far less aggressive at boosting operating performance with accounting gimmickry, in our analysis. We believe that as global recovery takes hold, these companies and their relatively undemanding valuations will again attract investor attention. We typically do not hedge currencies as our studies show the hedging costs to be high and that holding a basket of currencies aids diversification. Keeping this in mind, at year-end 2002 the Fund’s largest regional exposure was to Europe, and despite Europe’s lackluster performance in 2002, as the U.S. dollar’s value eroded against many currencies — especially the euro — our unhedged exposure benefited investors.

In Asia at year-end, the Fund’s three largest country weightings were South Korea (6.1% of total net assets), Japan (4.6%) and Hong Kong (4.5%). South Korea was one of the few markets to post positive performance and our exposure to Samsung Electronics and KT Corp. delivered strong results.

These companies moved into the Fund’s top 10 holdings for the first time. Hong Kong has typically been our largest weighting in Asia, but deflationary pressures from China and higher unemployment held back this market in 2002. Additionally, we sold some of our Hong Kong Electric and HSBC Holdings shares on strength. Additions in the region included conglomerate Hutchison Whampoa, one of Hong Kong’s oldest port operators, and China Mobile, China’s largest mobile phone operator.

Japanese stocks had relatively low representation in the Fund, and most of the reasons have not changed. Valuations, while more compelling to us than years ago in some cases, are still hampered by the need for genuine reform, and many companies have yet to undertake any serious restructuring. Political gridlock is preventing the banking system from clearing away its bad debts, so that viable lending can commence and allow Japan to grow again.

In conclusion, stimulation from lower interest rates, tax cuts and government spending should help the global economy. We expect 2003 to be a year of stabilization, underpinned by modest economic growth and moderately improving corporate profits, but we think a smooth transition is unlikely. As always, our near-term focus will be applying our bottom-up investment process to identify stocks selling at low valuations that also have the potential to benefit our clients over the longer term.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund’s portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

Total return of Class 1 shares represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Templeton Growth Securities Fund – Class 1

Periods ended 12/31/02

	1-Year	5-Year	Since Inception (3/15/94)

Cumulative Total Return	-18.32%	+8.53%	+73.71%

Average Annual Total Return	-18.32%	+1.65%	+6.48%

Value of $10,000 Investment	$8,168	$10,853	$17,371

Ongoing market volatility can significantly affect short-term performance; recent returns may differ.

Total Return Index Comparison

for $10,000 Investment (3/15/94–12/31/02)

The graph compares the performance of Templeton Growth Securities Fund – Class 1 and the Morgan Stanley Capital International (MSCI) All Country World Free Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Since markets can go down as well as up, investment return and the value of your principal will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights

	Class 1
	Year Ended December 31,
	2002	2001	2000	1999	1998
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.09	$13.76	$15.63	$14.77	$15.34

Income from investment operations:
Net investment income[a]	.17	.26	.30	.28	.35
Net realized and unrealized gains (losses)	(2.13)	(.36)	(.15)	2.66	.98

Total from investment operations	(1.96)	(.10)	.15	2.94	1.33

Less distributions from:
Net investment income	(.24)	(.28)	(.27)	(.36)	(.41)
Net realized gains	(.22)	(2.29)	(1.75)	(1.72)	(1.49)

Total distributions	(.46)	(2.57)	(2.02)	(2.08)	(1.90)

Net asset value, end of year	$8.67	$11.09	$13.76	$15.63	$14.77

Total return[b]	(18.32)%	(.98)%	1.74%	21.04%	8.98%

Ratios/supplemental data
Net assets, end of year (000’s)	$665,537	$996,725	$1,163,637	$708,310	$747,080
Ratios to average net assets:
Expenses	.87%	.85%	.88%	.88%	.88%
Net investment income	1.69%	2.13%	2.18%	1.87%	2.27%
Portfolio turnover rate	30.67%	31.05%	69.67%	46.54%	32.30%

[a]	Based on average shares outstanding effective year ended December 31, 1999.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Highlights (continued)

	Class 2
	Year Ended December 31,
	2002	2001	2000	1999[c]
Per share operating performance
(For a share outstanding throughout the year)

Net asset value, beginning of year	$11.01	$13.69	$15.60	$15.34

Income from investment operations:
Net investment income[a]	.13	.21	.25	.17
Net realized and unrealized gains (losses)	(2.10)	(.34)	(.15)	2.17

Total from investment operations	(1.97)	(.13)	.10	2.34

Less distributions from:
Net investment income	(.23)	(.26)	(.26)	(.36)
Net realized gains	(.22)	(2.29)	(1.75)	(1.72)

Total distributions	(.45)	(2.55)	(2.01)	(2.08)

Net asset value, end of year	$8.59	$11.01	$13.69	$15.60

Total return[b]	(18.49)%	(1.31)%	1.47%	16.35%

Ratios/supplemental data
Net assets, end of year (000’s)	$190,054	$113,925	$79,043	$4,483
Ratios to average net assets:
Expenses	1.12%	1.10%	1.12%	1.14% [d]
Net investment income	1.44%	1.80%	1.87%	1.17% [d]
Portfolio turnover rate	30.67%	31.05%	69.67%	46.54%

[a]	Based on average shares outstanding.
[b]	Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton
Variable	Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.
[c]	For the period January 6, 1999 (effective date ) to December 31, 1999.
[d]	Annualized.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002

		COUNTRY	SHARES	VALUE

	Common Stocks 93.1%
	Aerospace & Defense 2.5%
	BAE Systems PLC	United Kingdom	3,247,043	$6,481,958
	BAE Systems PLC, 144A	United Kingdom	35,823	71,512
	Boeing Co.	United States	225,000	7,422,750
	Rolls-Royce PLC	United Kingdom	4,427,334	7,626,453

				21,602,673

	Airlines .9%
	Singapore Airlines Ltd.	Singapore	1,303,100	7,663,084

	Automobiles .7%
	Volkswagen AG	Germany	165,400	5,988,163

	Banks 8.4%
	Abbey National PLC	United Kingdom	1,028,959	8,580,732
	DBS Group Holdings Ltd.	Singapore	725,000	4,597,867
	Foreningssparbanken AB, A	Sweden	350,000	4,137,353
	HSBC Holdings PLC	Hong Kong	800,401	8,749,823
	Kookmin Bank	South Korea	198,000	7,011,509
	Lloyds TSB Group PLC	United Kingdom	1,406,237	10,096,943
	San Paolo-IMI SpA	Italy	1,022,000	6,649,387
	Standard Chartered PLC	United Kingdom	774,545	8,803,348
[a]	UBS AG	Switzerland	270,250	13,134,303

				71,761,265

	Chemicals 3.8%
	Akzo Nobel NV	Netherlands	355,200	11,268,085
	BASF AG	Germany	223,200	8,408,676
	Bayer AG, Br.	Germany	418,290	8,779,029
	Lyondell Chemical Co.	United States	333,830	4,219,611

				32,675,401

	Commercial Services & Supplies 1.1%
	Waste Management Inc.	United States	415,640	9,526,469

	Computers & Peripherals 2.1%
[a]	EMC Corp.	United States	1,283,940	7,883,392
	Hewlett-Packard Co.	United States	557,390	9,676,290

				17,559,682

	Diversified Financials 3.2%
	Merrill Lynch & Co. Inc.	United States	250,000	9,487,500
	Morgan Stanley	United States	100,000	3,992,000
	Nomura Holdings Inc.	Japan	726,000	8,161,153
	Swire Pacific Ltd., A	Hong Kong	1,589,800	6,075,136

				27,715,789

	Diversified Telecommunication Services 7.8%
	Cable & Wireless PLC	United Kingdom	3,079,546	2,218,586
	KT Corp., ADR	South Korea	651,550	14,040,902
	Nippon Telegraph & Telephone Corp.	Japan	3,501	12,715,354
[a]	Philippine Long Distance Telephone Co.	Philippines	36,500	184,602
	SBC Communications Inc.	United States	441,280	11,963,101
	Telecom Corp. of New Zealand Ltd.	New Zealand	2,415,827	5,724,110
[a]	Telefonica SA	Spain	1,067,040	9,551,437
	Telefonos de Mexico SA de CV (Telmex), L, ADR	Mexico	315,225	10,080,896

				66,478,988

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Electric Utilities 5.0%
E.On AG	Germany	278,000	$11,202,502
Endesa SA	Spain	800,000	9,360,604
Hong Kong Electric Holdings Ltd.	Hong Kong	1,033,498	3,909,569
Iberdrola SA, Br.	Spain	831,200	11,644,633
Korea Electric Power Corp.	South Korea	458,200	7,050,419

			43,167,727

Electrical Equipment .4%
[a]Alstom SA	France	760,228	3,789,453

Electronic Equipment & Instruments 2.0%
[a]Celestica Inc.	Canada	470,940	6,640,254
Hitachi Ltd.	Japan	1,000,500	3,836,079
[a]Jabil Circuit Inc.	United States	370,300	6,635,776

			17,112,109

Food & Drug Retailing 3.6%
Albertson’s Inc.	United States	537,800	11,971,428
J.Sainsbury PLC	United Kingdom	1,854,319	8,321,389
[a]Kroger Co.	United States	654,190	10,107,236

			30,400,053

Food Products 4.2%
[a]Del Monte Foods Co.	United States	102,905	792,369
General Mills Inc.	United States	305,670	14,351,207
H.J. Heinz Co.	United States	230,419	7,573,873
Nestle SA	Switzerland	34,650	7,342,482
Unilever PLC	United Kingdom	622,400	5,921,798

			35,981,729

Gas Utilities .9%
TransCanada PipeLines Ltd.	Canada	521,413	7,564,746

Health Care Providers & Services .5%
CIGNA Corp.	United States	94,950	3,904,344

Hotels Restaurants & Leisure .6%
Carnival Corp.	United States	204,140	5,093,293

Household Durables 1.5%
Koninklijke Philips Electronics NV	Netherlands	562,480	9,857,404
Newell Rubbermaid Inc.	United States	88,000	2,669,040

			12,526,444

Industrial Conglomerates 2.4%
Hutchison Whampoa Ltd.	Hong Kong	1,068,000	6,683,260
Smiths Group PLC.	United Kingdom	850,100	9,518,394
Tyco International Ltd.	United States	262,920	4,490,673

			20,692,327

Insurance 6.0%
Ace Ltd.	Bermuda	302,000	8,860,680
Allstate Corp.	United States	101,990	3,772,610
American International Group Inc.	United States	20,600	1,191,710
AXA SA	France	526,640	7,068,437

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Insurance (cont.)
Muenchener Rueckversicherungs-Gesellschaft	Germany	34,000	$4,063,887
Sampo OYJ, A	Finland	354,000	2,693,273
Swiss Reinsurance Co.	Switzerland	135,000	8,855,500
Torchmark Corp.	United States	135,740	4,958,582
XL Capital Ltd., A	Bermuda	127,100	9,818,475

			51,283,154

Internet Software & Services .5%
[a]VeriSign Inc.	United States	541,300	4,341,226

IT Consulting & Services 1.7%
Electronic Data Systems Corp.	United States	450,000	8,293,500
Satyam Computers Services Ltd.	India	1,078,580	6,251,040

			14,544,540

Machinery 2.3%
Invensys PLC	United Kingdom	3,000,000	2,547,653
Komatsu Ltd.	Japan	2,400,000	7,826,746
Volvo AB, B	Sweden	595,620	9,706,775

			20,081,174

Media 1.7%
[a]AOL Time Warner Inc.	United States	380,000	4,978,000
APN News & Media Ltd.	Australia	2,486,697	4,270,799
United Business Media PLC	United Kingdom	1,074,184	5,015,026

			14,263,825

Metals & Mining 4.1%
[a]AK Steel Holding Corp.	United States	795,400	6,363,200
Barrick Gold Corp.	Canada	348,800	5,375,008
BHP Billiton PLC	Australia	2,590,463	13,835,181
POSCO	South Korea	98,092	9,759,164

			35,332,553

Multiline Retail 1.2%
Marks & Spencer Group PLC	United Kingdom	1,099,900	5,577,766
Sears, Roebuck & Co.	United States	208,370	4,990,461

			10,568,227

Oil & Gas 7.5%
Burlington Resources Inc.	United States	193,400	8,248,510
Eni SpA	Italy	1,081,305	17,190,949
Occidental Petroleum Corp.	United States	178,380	5,074,911
PetroChina Co. Ltd., H	China	29,950,000	5,952,861
Repsol YPF SA	Spain	833,660	11,022,967
Shell Transport & Trading Co. PLC	United Kingdom	2,540,483	16,727,696

			64,217,894

Paper & Forest Products 3.1%
Bowater Inc.	United States	191,800	8,046,010
International Paper Co.	United States	240,000	8,392,800
UPM-Kymmene Corp.	Finland	312,200	10,025,206

			26,464,016

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Statement of Investments, December 31, 2002 (cont.)

	COUNTRY	SHARES	VALUE

Common Stocks (cont.)
Pharmaceuticals 6.8%
Abbott Laboratories	United States	230,310	$9,212,400
Aventis SA	France	145,000	7,882,006
Bristol-Myers Squibb Co.	United States	510,430	11,816,455
Mylan Laboratories Inc.	United States	264,440	9,228,956
Pharmacia Corp.	United States	300,000	12,540,000
[a]Shire Pharmaceuticals Group PLC	United Kingdom	1,111,940	7,115,657

			57,795,474

Real Estate 1.5%
Cheung Kong Holdings Ltd.	Hong Kong	2,011,499	13,090,407

Road & Rail .8%
East Japan Railway Co.	Japan	1,316	6,531,760

Semiconductor Equipment & Products 1.8%
[a]Agere Systems Inc., A	United States	1,229,680	1,770,739
Samsung Electronics Co. Ltd.	South Korea	50,320	13,321,934

			15,092,673

Software .3%
[a]Check Point Software Technologies Ltd.	Israel	227,000	2,944,190

Specialty Retail .4%
[a]Toys R Us Inc.	United States	375,000	3,750,000

Wireless Telecommunication Services 1.8%
[a]AT&T Wireless Services Inc	United States	1,522,000	8,599,300
[a]China Mobile (Hong Kong) Ltd.	China	2,227,500	5,298,573
SK Telecom Co. Ltd., ADR	South Korea	54,400	1,161,440

			15,059,313

Total Common Stocks (Cost $951,420,511)			796,564,165

Preferred Stocks 1.5%
Cia Vale do Rio Doce, ADR, pfd., A	Brazil	245,000	6,737,500
Petroleo Brasileiro SA, ADR, pfd.	Brazil	350,000	4,690,000
Volkswagen AG, pfd.	Germany	60,000	1,555,203

Total Preferred Stocks (Cost $17,677,726)			12,982,703

Total Long Term Investments (Cost $969,098,237)			809,546,868

		PRINCIPAL AMOUNT
Repurchase Agreements 4.5%
[b]BZW Securities Inc. 1.05%,1/02/03 (Maturity Value $30,001,750)
Collateralized by U.S. Treasury Bills, Notes and Bonds, and U.S. Government Agency Securities	United States	$30,000,000	30,000,000
[b]Dresdner Bank AG., 1.00%, 1/02/03 (Maturity Value $8,441,469)
Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities	United States	8,441,000	8,441,000

Total Repurchase Agreements (Cost $38,441,000)			38,441,000

Total Investments (Cost $1,007,539,237) 99.1%			847,987,868
Other Assets, less Liabilities .9%			7,604,057

Net Assets 100.0%			$855,591,925

[a]	Non-income producing
[b]	See Note 1(c) regarding repurchase agreements.

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities:
Cost	$1,007,539,237

Value	847,987,868
Cash	901
Foreign currency, at value (cost $6,820,403)	6,885,940
Receivables:
Investment securities sold	243,571
Capital shares sold	332,018
Dividends	2,036,802

Total assets	857,487,100

Liabilities:
Payables:
Capital shares redeemed	614,306
Affiliates	680,862
Deferred tax liability (Note 1g)	501,249
Other liabilities	98,758

Total liabilities	1,895,175

Net assets, at value	$855,591,925

Net assets consist of:
Undistributed net investment income	$15,907,519
Net unrealized depreciation	(159,904,746)
Accumulated net realized loss	(61,498,820)
Capital shares	1,061,087,972

Net assets, at value	$855,591,925

Class 1:
Net asset, at value	$665,537,469

Shares outstanding	76,787,415

Net asset value and offering price per share	$8.67

Class 2:
Net asset, at value	$190,054,456

Shares outstanding	22,114,144

Net asset value and offering price per share	$8.59

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2002

Investment income:
(net of foreign taxes and fees of $2,040,328)
Dividends	$24,242,243
Interest	834,726

Total investment income	25,076,969

Expenses:
Management fees (Note 3)	7,944,393
Distribution fees - Class 2 (Note 3)	372,496
Custodian fees	218,200
Reports to shareholders	261,536
Other	128,467

Total expenses	8,925,092

Net investment income	16,151,877

Realized and unrealized gains (losses):
Net realized loss from:
Investments	(59,564,323)
Foreign currency transactions	(156,962)

Net realized loss	(59,721,285)
Net unrealized appreciation (depreciation) on:
Investments	(147,995,767)
Translation of assets and liabilities denominated in foreign currencies	299,014
Deferred taxes (Note 1g)	(501,249)

Net unrealized depreciation	(148,198,002)

Net realized and unrealized loss	(207,919,287)

Net decrease in net assets resulting from operations	$(191,767,410)

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Financial Statements (continued)

Statements of Changes in Net assets

for the years ended December 31, 2002 and 2001

	2002	2001

Increase (decrease) in net assets:
Operations:
Net investment income	$16,151,877	$23,937,177
Net realized gain (loss) from investments and foreign currency transactions	(59,721,285)	20,181,710
Net unrealized depreciation on investments, deferred tax liabilities and translation of assets and liabilities denominated in foreign currencies	(148,198,002)	(56,838,661)

Net decrease in net assets resulting from operations	(191,767,410)	(12,719,774)
Distributions to shareholders from:
Net investment income:
Class 1	(20,070,527)	(21,511,485)
Class 2	(3,259,082)	(1,649,342)
Net realized gains:
Class 1	(18,428,918)	(179,283,207)
Class 2	(3,204,573)	(14,800,192)

Total distributions to shareholders	(44,963,100)	(217,244,226)
Capital Share transactions: (Note 2)
Class 1	(102,174,647)	17,018,594
Class 2	113,847,109	50,914,824

Total capital share transactions	11,672,462	67,933,418
Net decrease in net assets	(225,058,048)	(162,030,582)
Net assets:
Beginning of year	1,080,649,973	1,242,680,555

End of year	$855,591,925	$1,080,649,973

Undistributed net investment income included in net assets:
End of year	$15,907,519	$23,378,838

See notes to financial statements.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of twenty-four series (the Funds). Templeton Growth Securities Fund (the Fund) included in this report is diversified. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund’s investment objective is capital growth.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2002, all repurchase agreements held by the Fund had been entered into on that date.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Income Taxes

No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. Deferred Taxes

Deferred taxes are recorded for estimated tax liabilities inherent to the Fund’s portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2002		2001

Class 1 Shares:	Shares	Amount	Shares	Amount

Shares sold	27,335,041	$291,949,245	34,407,516	$411,498,298
Shares issued in reinvestment of distributions	3,694,764	38,499,445	17,864,296	200,794,692
Shares redeemed	(41,405,187)	(432,623,337)	(49,693,524)	(595,274,396)

Net increase (decrease)	(10,375,382)	$(102,174,647)	2,578,288	$17,018,594

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (cont.)

	Year Ended December 31,
	2002		2001

Class 2 Shares:	Shares	Amount	Shares	Amount

Shares sold	21,239,772	$207,175,310	24,877,364	$299,417,251
Shares issued in reinvestment of distributions	624,508	6,463,655	1,471,336	16,449,534
Shares redeemed	(10,095,406)	(99,791,856)	(21,775,179)	(264,951,961)

Net increase	11,768,874	$113,847,109	4,573,521	$50,914,824

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

Entity	Affiliation

Franklin Templeton Services LLC (FT Services)	Administrative manager
Templeton Global Advisors Ltd. (TGAL)	Investment manager
Franklin/Templeton Distributors Inc. (Distributors)	Principal underwriter
Franklin/Templeton Investor Services LLC (Investor Services)	Transfer agent

The Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

Annualized Fee Rate	Daily Net Assets

1.00%	First $100 million
.90%	Over $100 million, up to and including $250 million
.80%	Over $250 million, up to and including $500 million
.75%	Over $500 million

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on the average daily net assets, and is not an additional expense of the Fund.

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Templeton Growth Securities Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2, for costs incurred in marketing the Fund’s shares.

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund.

4. INCOME TAXES

At December 31, 2002, the Fund had tax basis capital losses of $52,333,376, which may be carried over to future capital gains. Such losses expire in 2010.

At December 31, 2002, the Fund has deferred capital losses occurring subsequent to October 31, 2002 of $8,457,744. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income differs for financial statements and tax purposes primarily due to differing treatment of foreign currency transactions.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Notes to Financial Statements (continued)

4. INCOME TAXES (cont.)

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

	2002	2001
Distributions paid from:
Ordinary income	$33,239,449	$65,123,660
Long-term capital gain	11,773,651	152,120,565

	$44,963,100	$217,244,225

At December 31, 2002, the cost of investments, net unrealized depreciation, undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,008,246,937

Unrealized appreciation	$67,672,563
Unrealized depreciation	(227,931,634)

Net unrealized depreciation	$(160,259,069)

Undistributed ordinary income	$15,907,519
Undistributed long term capital gains	—

Distributable earnings	$15,907,519

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 aggregated $357,533,135 and $283,338,391 respectively.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Independent Auditors’ Report

To the Board of Trustees and Shareholders

of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Templeton Growth Securities Fund (the Fund) (one of the funds constituting the Franklin Templeton Variable Insurance Products Trust) at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 6, 2003

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

TEMPLETON GROWTH SECURITIES FUND

Tax Designation (unaudited)

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 16.03% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2002.

At December 31, 2002, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow record date shareholders as of the 2003 distribution, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

The foreign tax information will be disclosed in the June 30, 2003 semi-annual report of the Fund.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Consumer Price Index (CPI) is a measure of the average change in prices for a fixed basket of goods and services regularly bought by consumers in the U.S.; published by the Bureau of Labor Statistics.

Credit Suisse First Boston (CSFB) High Yield Index is a trader-priced portfolio constructed to mirror the high yield debt market.

Dow Jones Industrial Average (the Dow®) is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return for the Dow is calculated by Wilshire Associates, Inc.

J.P. Morgan Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan EMU Government Bond Index is a euro-aggregated index weighted by market capitalization. The index includes only liquid bullet euro-denominated fixed-rate debt, which has been issued by participating governments. No callable, puttable or convertible features are allowed. Bonds must have at least 12 months remaining maturity. The EMU bond index is fully invested. All coupons received are immediately invested back into the entire index until the next index rebalancing.

J.P. Morgan Global Government Bond Index (JPM GGBI) tracks total returns of government bonds in developed countries globally. The bonds included in the index are weighted according to their market capitalization. The index is unhedged and expressed in terms of $U.S.

J.P. Morgan U.S. Government Bond Total Return Index includes only actively traded fixed-rate bonds with a remaining maturity of one year or longer.

Lehman Brothers Government/Credit Index includes fixed-rate debt issues rated investment grade or higher by Moody’s, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government securities and $50 million for all others. All returns are market value-weighted inclusive of accrued interest. The index includes those issues in the Lehman Brothers Government Bond Index and Corporate Bond Index. The index includes those issues of the U.S. government and agencies thereof, domestic corporate issues and foreign dollar denominated issues. All issues included are Baa/BBB or better. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers Intermediate Government Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody’s, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value-weighted inclusive of accrued interest. The Government Bond Index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers U.S. Aggregate Index includes fixed-rate debt issues rated investment grade or higher by Moody’s, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues and $50 million for all others. All returns are market value-weighted inclusive  of accrued interest. The index is a composite of the Government/Cor-

porate Index and the Mortgage-Backed Securities Index. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lipper Target Maturity Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Target Maturity Funds classification. Lipper Target Maturity Funds invest principally in zero coupon U.S. Treasury securities or in coupon-bearing U.S. government securities targeted to mature in a specific year.

Lipper VIP Equity Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds are defined as funds that seek relatively high current income and growth of income through investing at least 65% of their portfolio in dividend paying equity securities. As of 12/31/02, there were 51 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Income Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Income Funds classification in the Lipper VIP underlying funds universe. Lipper Income Funds are defined as funds that normally seek a high level of current income through investing in income-producing stocks, bonds and money market instruments. As of 12/31/02, there were 10 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Multi-Cap Value Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Cap Value Funds classification in the Lipper VIP underlying funds universe. Lipper Multi-Cap Value Funds are defined as funds that invest in a variety of market capitalization ranges without concentrating 75%  of their equity assets in any one market capitalization range over an  extended period of time. As of 12/31/02, there were 91 funds in this category. Lipper calculations do not include contract fees, expenses  or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds are defined as funds that invest at least 65% of their assets in securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities. As of 12/31/02, there were 44 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch Treasury 5- and 10-Year Zero Coupon Bond Total Return Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Free Index is market capitalization-weighted and measures the total returns of equity securities available to foreign (non-local) investors in the developed and emerging markets globally.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is market capitalization-weighted and measures the total returns of equity securities in emerging markets globally. Only securities available to foreign (non-local) investors are included.

Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets in Europe, Australasia and the Far East.

Morgan Stanley Capital International (MSCI) World Index is market capitalization-weighted and measures the total returns of equity securities in the developed markets globally.

Nasdaq Telecommunications Index contains all types of telecommunications companies, including point-to-point communication services and radio and television broadcast, and companies that manufacture communication equipment and accessories. On November 1, 1993, the Nasdaq Utility Index was renamed the Nasdaq Telecommunications Index.

National Association of Securities Dealers Automated Quotations (Nasdaq) Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies.

Russell 1000® Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represented approximately 92% of the total market capitalization of the Russell 3000 Index, as of 6/30/02.

Russell 2000® Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represented approximately 8% of the total market capitalization of the Russell 3000 Index, as of 6/30/02.

Russell 2000 Value Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization-weighted and measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represented approximately 98% of the investable U.S. equity market, as of 6/30/02.

Russell 3000 Value Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index is market capitalization-weighted and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

S&P/International Finance Corporation (IFC) Investable Composite Index measures the total return with dividends reinvested of equity securities in emerging markets globally. Securities’ weights are adjusted to reflect only the portion of the market capitalization available to foreign (non-local) investors. Securities included are weighted according to their adjusted market capitalization (outstanding investable shares times price).

Standard & Poor’s 500 Composite Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s (S&P) Midcap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value.

Standard & Poor’s (S&P) Smallcap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value.

Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts (REITs) and real estate operating companies (REOCs). The index is capitalization-weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person’s successor is elected and qualified.

Independent Board Members

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

FRANK H. ABBOTT, III (81) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	106	None

Principal Occupation During Past 5 Years:

President and Director, Abbott Corporation (an investment company); and formerly, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).

HARRIS J. ASHTON (70) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	133	Director, Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (74) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	42	None

Principal Occupation During Past 5 Years:

Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

S. JOSEPH FORTUNATO (70) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	134	None

Principal Occupation During Past 5 Years: Attorney; and formerly, member of the law firm of Pitney, Hardin, Kipp & Szuch.

FRANK W.T. LAHAYE (73) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	106	Director, The California Center for Land Recycling (redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

GORDON S. MACKLIN (74) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1993	133

Director, White Mountains Insurance Group, Ltd. (holding company); Martek Biosciences Corporation; MedImmune, Inc. (biotechnology); Overstock.com (Internet services); and Spacehab, Inc. (aerospace services).

Principal Occupation During Past 5 Years:

Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and formerly, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).

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Interested Board Members and Officers

Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

**CHARLES B. JOHNSON (69) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	133	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Chief Executive Officer, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (62) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer— Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	116	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in
Franklin Templeton Investments.

**CHRISTOPHER H. PINKERTON (44) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2001	24	None

Principal Occupation During Past 5 Years:

President, Chairman and Chief Executive Officer, USAllianz Investor Services, LLC and USAllianz Advisors; President and Chief Executive Officer, USAllianz Investment Advisor and USAllianz VIP Trust; Senior Vice President, Variable Products Division, Allianz Life Insurance Company of North America; fellow, Life Management Institute; and formerly, Vice President of Marketing, Nationwide Financial Services (until 1999).

HARMON E. BURNS (57) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1988	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.

MARTIN L. FLANAGAN (42) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1995	Not Applicable	None

Principal Occupation During Past 5 Years:

President, Member—Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.

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Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

JIMMY D. GAMBILL (55) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer —Finance and Administration	Since 2002	Not Applicable	None

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (55) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).

BARBARA J. GREEN (55) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc. and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 50 of the investment companies in Franklin Templeton Investments; and formerly, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).

MICHAEL O. MAGDOL (65) 600 5th Avenue Rockefeller Center New York, NY 10048-0772	Vice President — AML Compliance	Since 2002	Not Applicable	Director, FTI Banque, Arch Chemicals, Inc. and Lingnan Foundation.

Principal Occupation During Past 5 Years:

Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.

KIMBERLEY MONASTERIO (39) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer and Chief Financial Officer	Treasurer since 2000 and Chief Financial Officer since 2002	Not Applicable	None

Principal Occupation During Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.

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Name, Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held

MURRAY L. SIMPSON (65) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2000	Not Applicable	None

Principal Occupation During Past 5 Years:

Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and formerly, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).

*	We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**	Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s adviser and distributor. Mr. Pinkerton is considered an interested person of the Trust because of the share ownership of Allianz Life in the Trust.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Contract owners may call 1-800/321-8563 or their insurance companies to request the SAI.

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One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

Franklin Templeton Variable Insurance Products Trust

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (“Separate Account”) to serve as the investment vehicles for both variable annuity and variable life insurance contracts. This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses, which contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls may be identified by the presence of a regular beeping tone.

FIVIP18 A2002 02/03	Printed on recycled paper